(fidelity_logo) (Registered_Trademark)

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	<Click Here>
Biotechnology	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Industries	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Cyclical Industries	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Developing Communications	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Natural Resources	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications & Utilities Growth	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion
Trustees and Officers	<Click Here>

Annual Report

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The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance Overview

Major equity benchmarks dropped to four- and five-year lows during the 12-month period ending July 31, 2002, and the resulting "statement shock" sent many investors scurrying for protection in the bond and money markets. Both the Standard & Poor's 500SM Index - an index of 500 widely held large-cap stocks - and the technology- and telecommunications-rich NASDAQ Composite® Index posted negative returns in eight of the past 12 months, including six of the seven months so far in 2002.

The reasons for the market sell-off are wide reaching and well known. When the period opened in August 2001, the U.S. economy was already in the throes of recession. High oil and gas prices at the time further contributed to the economic doldrums. In shocking fashion, things went from bad to worse on September 11. The terrorist attacks closed Wall Street for nearly a week and precipitated an unnerving flight out of equities when the markets reopened.

Fortunes changed for the better in the fourth quarter of 2001, thanks largely to the aggressive easing of interest rates by the Federal Reserve Board. Signs of gradual economic improvement also inspired investors, who stepped back into the equity markets with passion. Economically sensitive cyclical stocks - particularly in the technology sector - received the bulk of investors' interest, leading to three consecutive months of positive returns for the S&P 500®, the NASDAQ® and the Dow Jones Industrial AverageSM during October, November and December.

Unfortunately, that momentum failed to carry over into 2002, as reports of corporate accounting misdeeds, beginning with the Enron scandal, began to dominate the nation's headlines. A number of companies were caught "cooking the books" - misleading investors on profitability - which led to stunning drops in share prices, bankruptcies and, in some cases, arrests. Investors' faith in the integrity of the financial markets was further shaken by claims that major brokerage houses and their equity analysts were making fraudulent stock recommendations. The negative sentiment generated by these incidents snowballed during the latter half of the period, wiping out years of gains in the process. Two late-July session rallies spurred hopes that the markets may have reached a bottom, but did little to ease the losses already incurred. For the overall 12-month period ending July 31, 2002, the Dow lost 15.39%, the S&P 500 dropped 23.63% and the NASDAQ index declined 34.26%.

Turning to individual sectors, all seven major market segments tracked by Goldman Sachs posted negative returns during the past year, and all but one suffered a double-digit loss. That exception was the consumer sector, which soundly outperformed the broader market despite a negative one-year return. Consumer staples such as food, beverages and household products were the strongest performers. People tend to buy soda, toothpaste and laundry detergent regardless of the economic or equity market environment. One weak area in the consumer space was the broadcasting and cable industry. Lower advertising revenues, legislation targeting anti-competitive practices in the radio industry and suspicions of accounting irregularities plagued a number of companies in the sector.

Cyclical stocks also outperformed the broader market despite a double-digit dip. Homebuilders were among the best performers, as they continued to benefit from strong supply/demand dynamics and low mortgage rates. Aerospace and defense stocks also did well given higher national security and military budgets. Lockheed Martin, Northrup Grumman and General Dynamics posted very strong earnings. Elsewhere, Tyco International was at the forefront of negative news in the cyclical sector. Poor earnings, a troubled spin-off and the resignation of its CEO resulted in a steep decline in Tyco's share price and also caused collateral damage to other large conglomerates, including General Electric.

Financial services stocks also outperformed the broader market. Against a backdrop of low and declining interest rates, commercial banks and other lenders held up well. Insurance stocks fell but also outperformed the market due to improved pricing power. On the negative side, the plunging stock market, in addition to the highly publicized controversy about conflicts of interest among equity research analysts, drove the shares of investment bankers and brokerage houses down sharply.

The health care sector took a beating during the past year, particularly pharmaceuticals. Traditionally a favored haven in a market downturn because of their historically steady earnings, brand-name pharmaceuticals were hurt by a number of negative developments, including patent expirations for key drugs, a lack of new products in the pipeline and increasing competition from generic drug makers. Biotechnology stocks also plummeted, as increasing investor risk aversion caused a general movement away from the traditionally volatile biotech industry. Health care service providers were among the better performers in the entire market. Hospital operators such as Tenet Healthcare, HCA and Triad Hospitals all reported solid earnings growth with expectations of continued strength.

The natural resources sector offered mixed performance throughout the past year. Gold stocks gave jittery equity investors a place to hide from the bear market and performed very well before tailing off late in the period. In the early stages of the past year, falling oil and gas prices tempered the sector's overall return. But when commodity prices rebounded early in 2002, energy stock prices responded in kind. However, energy and the equipment and services stocks were the worst performers in the natural resources sector late in the period when energy prices took a breather from their upward trend.

Overall, the technology sector was the worst performing major market segment of the past 12 months. Tech stocks suffered a massive sell-off as increasing doubts about the strength of the U.S. economic recovery, along with falling stock prices, generated concerns that businesses would continue to conserve capital expenditures and postpone an anticipated rebound in corporate investment. With weak business fundamentals and corporate technology spending in the doldrums, few areas in technology were able to escape the market slide.

Telecommunications stocks also fared poorly amid a deluge of allegations of dubious accounting practices and other questionable corporate behavior. Investor distrust sharpened concerns about continued weak business fundamentals and onerous debt levels shouldered by many companies. The utilities industry was also plagued by its share of accounting scandal headlines. Aggravating investor distrust left over from the Enron debacle, several companies admitted to engaging in "round trip" energy trades - simultaneous purchase and sale transactions that artificially inflated revenues without improving the overall performance of the businesses.

Semiannual Report

Advisor Biotechnology Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Biotechnology - CL A	-38.08%	-56.10%
Fidelity Adv Biotechnology - CL A (incl. 5.75% sales charge)	-41.64%	-58.62%
S&P 500®	-23.63%	-29.90%
GS Health Care	-20.19%	-29.28%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs® Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL A	-38.08%	-40.38%
Fidelity Adv Biotechnology - CL A (incl. 5.75% sales charge)	-41.64%	-42.55%
S&P 500	-23.63%	-20.00%
GS Health Care	-20.19%	-19.56%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have been $4,138 - a 58.62% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $7,072 - a 29.28% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Biotechnology Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL T	-38.19%	-56.30%
Fidelity Adv Biotechnology - CL T (incl. 3.50% sales charge)	-40.35%	-57.83%
S&P 500	-23.63%	-29.90%
GS Health Care	-20.19%	-29.28%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL T	-38.19%	-40.55%
Fidelity Adv Biotechnology - CL T (incl. 3.50% sales charge)	-40.35%	-41.86%
S&P 500	-23.63%	-20.00%
GS Health Care	-20.19%	-19.56%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have been $4,217 - a 57.83% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $7,072 - a 29.28% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Biotechnology Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL B	-38.58%	-56.70%
Fidelity Adv Biotechnology - CL B (incl. contingent deferred sales charge)	-41.65%	-58.43%
S&P 500	-23.63%	-29.90%
GS Health Care	-20.19%	-29.28%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL B	-38.58%	-40.89%
Fidelity Adv Biotechnology - CL B (incl. contingent deferred sales charge)	-41.65%	-42.39%
S&P 500	-23.63%	-20.00%
GS Health Care	-20.19%	-19.56%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $4,157 - a 58.43% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $7,072 - a 29.28% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Biotechnology Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL C	-38.58%	-56.70%
Fidelity Adv Biotechnology - CL C (incl. contingent deferred sales charge)	-39.20%	-56.70%
S&P 500	-23.63%	-29.90%
GS Health Care	-20.19%	-29.28%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL C	-38.58%	-40.89%
Fidelity Adv Biotechnology - CL C (incl. contingent deferred sales charge)	-39.20%	-40.89%
S&P 500	-23.63%	-20.00%
GS Health Care	-20.19%	-19.56%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $4,330 - a 56.70% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $7,072 - a 29.28% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Biotechnology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Andraz Razen, Portfolio Manager of Fidelity Advisor Biotechnology Fund

Q. How did the fund perform, Andraz?

A. During the 12-month period ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares were down 38.08%, 38.19%, 38.58% and 38.58%, respectively. These returns underperformed the Goldman Sachs Health Care Index - an index of 116 stocks designed to measure the performance of companies in the health care sector - which fell 20.19%. The fund also trailed the Standard & Poor's 500 Index, which declined 23.63%.

Q. Why did biotechnology stocks underperform the broader market during the past year?

A. The ongoing economic downturn pressured corporate profits across many industries, motivating investors to scrutinize companies more closely. In this challenging environment, investors were less tolerant of owning growth stocks with high valuations and future earnings promise, including biotechnology stocks, than those with lower valuations and stable current earnings growth. Stocks of biotechnology companies - many of which have strong potential but have yet to turn a profit - were viewed by the average investor as being too risky to own in such a difficult market. Additionally, biotechnology firms suffered because the rate at which they were getting paid for lucrative drug licensing agreements from large pharmaceutical companies fell sharply from a few years ago.

Q. What factors caused the fund to lag the Goldman Sachs Health Care Index?

A. Again, I think the main reason was valuation. Despite vastly lower valuations entering the period, biotechnology stocks generally still had much higher multiples - the price of a stock divided by its earnings per share - throughout the period than did other health care stocks included in the index, such as medical device manufacturers, pharmaceutical companies and hospitals. Investors just weren't willing to reward the potential earnings power inherent in many biotech companies.

Q. What strategies did you pursue since taking over the fund on March 1?

A. Prior to my taking over the fund, there had been a lot of disappointing news about promising drugs in late-stage clinical trials. I believe this rise in the failure rate of drugs sponsored by biotechnology companies occurred for the following reason. Many biotechnology companies attracted unprecedented waves of capital during the late 1990s and early 2000, as new advances in such areas as genomics raised investors' expectations for the sector's growth potential. Being recipients of this new cash, biotechnology companies felt a sense of urgency to put that money to work. In many cases, I believe companies pushed drugs into clinical human trials that otherwise weren't ready for such research or shouldn't have been there in the first place. With this in mind, I tried to identify and focus on companies with products that had a high probability of success. This strategy led me to many established companies with strong cash flows, current earnings, existing products and drugs in the later stages of clinical trials. These more mature companies tended to hold up better as a group during the market's recent downturn. Two of the companies I emphasized were Biogen and Amgen, which did outperform many of the sector's upstarts. That said, I have no problem investing in smaller companies with drugs in the earlier stages of trials, as long as I believe in their products, and their earnings growth potential isn't already fully reflected in their stock prices.

Q. What holdings performed well? Which disappointed?

A. Gilead Sciences, the fund's top contributor, appreciated as investors responded to government approval for the company's HIV-drug, Viread. Immunex rose sharply after it agreed to be acquired by Amgen. Scios also performed well on positive clinical results for Natrecor, a drug to treat acute heart failure. On the down side, despite being underweighted in several companies with all or the bulk of their products in the earlier stages of clinical trials, such as Millennium Pharmaceuticals and Human Genome Sciences, these stocks were among the fund's top absolute detractors. Additionally, Sepracor was hurt by wider-than-expected second-quarter losses and a decision by U.S. regulators to reject its allergy drug, Soltara, for approval. Incidentally, I sold off our position in Human Genome Science during the period.

Q. What's your outlook for biotech stocks, Andraz?

A. It's very difficult to quantify the future earnings potential of smaller biotechnology companies with products in the earlier stages of trials. Further, owning them in a difficult investing environment can be detrimental. Therefore, should this unstable market environment persist, shareholders could expect the fund to be more concentrated in the industry's more mature companies, meaning those that have products on the market and are generating earnings growth. It is in this latter area where I believe my research and analysis can add value to the fund's performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2002, more than $30 million

Manager: Andraz Razen, since March 2002; joined Fidelity in 1998

Annual Report

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Biogen, Inc.	11.0
Gilead Sciences, Inc.	10.1
Amgen, Inc.	8.6
IDEC Pharmaceuticals Corp.	7.1
MedImmune, Inc.	6.4
Genzyme Corp. - General Division	4.0
Cephalon, Inc.	2.9
Celgene Corp.	2.8
Invitrogen Corp.	2.8
Millennium Pharmaceuticals, Inc.	2.8
58.5
Top Industries as of July 31, 2002
% of fund's net assets
Biotechnology	74.9%
Pharmaceuticals	4.5%
Health Care Equipment & Supplies	1.3%
All Others*	19.3%

* Includes short-term investments and net other assets.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 80.4%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 74.8%
Abgenix, Inc. (a)	33,870	$ 312,281
Affymetrix, Inc. (a)	29,200	521,220
Alkermes, Inc. (a)	12,240	55,814
Amgen, Inc. (a)	58,310	2,661,268
Biogen, Inc. (a)	94,430	3,396,648
BioMarin Pharmaceutical, Inc. (a)	10,500	46,725
Celgene Corp. (a)	50,720	870,862
Cell Therapeutics, Inc. (a)	220	702
Cephalon, Inc. (a)	18,899	907,152
Chiron Corp. (a)	9,600	323,904
CV Therapeutics, Inc. (a)	11,028	275,700
Decode Genetics, Inc. (a)	7,340	25,029
Enzon, Inc. (a)	17,800	402,280
Exelixis, Inc. (a)	18,110	126,589
Genzyme Corp. - General Division (a)	54,020	1,230,576
Gilead Sciences, Inc. (a)	102,300	3,117,081
IDEC Pharmaceuticals Corp. (a)	48,760	2,174,208
Invitrogen Corp. (a)	24,650	859,053
Isis Pharmaceuticals (a)	4,100	36,285
Medarex, Inc. (a)	13,490	110,348
MedImmune, Inc. (a)	66,700	1,983,658
Millennium Pharmaceuticals, Inc. (a)	68,816	854,695
Neurocrine Biosciences, Inc. (a)	14,400	528,624
Protein Design Labs, Inc. (a)	23,880	324,529
QLT, Inc. (a)	12,800	118,165
Regeneron Pharmaceuticals, Inc. (a)	19,440	334,368
Techne Corp. (a)	10,610	293,367
Telik, Inc. (a)	300	4,410
Transkaryotic Therapies, Inc. (a)	8,140	313,797
Trimeris, Inc. (a)	8,400	392,868
Vertex Pharmaceuticals, Inc. (a)	20,050	395,787
Zymogenetics, Inc.	5,900	42,539
TOTAL BIOTECHNOLOGY		23,040,532
HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
Applera Corp. - Applied Biosystems Group	20,650	385,329
Epix Medical, Inc. (a)	2,900	13,340
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		398,669
PHARMACEUTICALS - 4.3%
Barr Laboratories, Inc. (a)	500	30,500
Bristol-Myers Squibb Co.	7,700	180,411
Guilford Pharmaceuticals, Inc. (a)	7,000	36,400
InterMune, Inc. (a)	11,650	276,688
Ligand Pharmaceuticals, Inc. Class B (a)	10,200	91,392
Scios, Inc. (a)	15,400	482,944

	Shares	Value (Note 1)
Sepracor, Inc. (a)	11,796	$ 79,623
Shire Pharmaceuticals Group PLC sponsored ADR (a)	6,100	155,550
TOTAL PHARMACEUTICALS		1,333,508
TOTAL COMMON STOCKS (Cost $33,699,103)		24,772,709
Convertible Bonds - 0.3%
Ratings (unaudited) (d)		Principal Amount
BIOTECHNOLOGY - 0.1%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c)	-	$ 90,000	37,800
PHARMACEUTICALS - 0.2%
Sepracor, Inc. 5.75% 11/15/06 (c)	CCC+	120,000	55,056
TOTAL CONVERTIBLE BONDS (Cost $204,090)			92,856
Money Market Funds - 16.2%
	Shares
Fidelity Cash Central Fund, 1.84% (b) (Cost $4,985,371)	4,985,371	4,985,371
Cash Equivalents - 2.8%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.8%, dated 7/31/02 due 8/1/02 (Cost $857,000)	$ 857,043	857,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $39,745,564)		30,707,936
NET OTHER ASSETS - 0.3%		88,514
NET ASSETS - 100%		$ 30,796,450
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $92,856 or 0.3% of net assets.

(d) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $54,135,624 and $37,295,913, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $381 for the period.
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $10,173,000 of losses recognized during the period November 1, 2001 to July 31, 2002.
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,850,000 all of which will expire on July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $857,000) (cost $39,745,564) - See accompanying schedule		$ 30,707,936
Cash		272
Receivable for investments sold		95,520
Receivable for fund shares sold		112,912
Interest receivable		9,759
Total assets		30,926,399
Liabilities
Payable for fund shares redeemed	$ 66,904
Accrued management fee	7,436
Distribution fees payable	17,526
Other payables and accrued expenses	38,083
Total liabilities		129,949
Net Assets		$ 30,796,450
Net Assets consist of:
Paid in capital		$ 52,640,824
Undistributed net investment income		1,044
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,807,790)
Net unrealized appreciation (depreciation) on investments		(9,037,628)
Net Assets		$ 30,796,450
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,657,206 ÷ 1,060,851 shares)		$ 4.39
Maximum offering price per share (100/94.25 of $4.39)		$ 4.66
Class T: Net Asset Value and redemption price per share ($6,860,539 ÷ 1,569,706 shares)		$ 4.37
Maximum offering price per share (100/96.50 of $4.37)		$ 4.53
Class B: Net Asset Value and offering price per share ($10,218,359 ÷ 2,358,003 shares) A		$ 4.33
Class C: Net Asset Value and offering price per share ($8,203,748 ÷ 1,892,938 shares) A		$ 4.33
Institutional Class: Net Asset Value, offering price and redemption price per share ($856,598 ÷ 194,479 shares)		$ 4.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 19,610
Interest		77,960
Security lending		848
Total income		98,418
Expenses
Management fee	$ 209,760
Transfer agent fees	193,756
Distribution fees	266,765
Accounting and security lending fees	61,684
Non-interested trustees' compensation	122
Custodian fees and expenses	12,055
Registration fees	78,547
Audit	27,973
Legal	239
Miscellaneous	27,576
Total expenses before reductions	878,477
Expense reductions	(171,020)	707,457
Net investment income (loss)		(609,039)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,661,570)
Foreign currency transactions	(1,023)
Total net realized gain (loss)		(11,662,593)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,936,754)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(6,936,768)
Net gain (loss)		(18,599,361)
Net increase (decrease) in net assets resulting from operations		$ (19,208,400)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (609,039)	$ (135,670)
Net realized gain (loss)	(11,662,593)	(1,146,587)
Change in net unrealized appreciation (depreciation)	(6,936,768)	(2,100,788)
Net increase (decrease) in net assets resulting from operations	(19,208,400)	(3,383,045)
Share transactions - net increase (decrease)	21,911,313	31,428,665
Redemption fees	34,461	13,456
Total increase (decrease) in net assets	2,737,374	28,059,076
Net Assets
Beginning of period	28,059,076	-
End of period (including undistributed net investment income of $1,044 and undistributed net investment income of $0, respectively)	$ 30,796,450	$ 28,059,076

Financial Highlights - Class A

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.04)
Net realized and unrealized gain (loss)	(2.64)	(2.88)
Total from investment operations	(2.71)	(2.92)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.39	$ 7.09
Total Return B, C, D	(38.08)%	(29.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99%	3.07% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.46%	1.49% A
Net investment income (loss)	(1.19)%	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,657	$ 4,232
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)
Net realized and unrealized gain (loss)	(2.62)	(2.89)
Total from investment operations	(2.71)	(2.94)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.37	$ 7.07
Total Return B, C, D	(38.19)%	(29.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.27%	3.29% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.72%	1.74% A
Net investment income (loss)	(1.45)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,861	$ 7,721
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.07)
Net realized and unrealized gain (loss)	(2.61)	(2.89)
Total from investment operations	(2.73)	(2.96)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.33	$ 7.05
Total Return B, C, D	(38.58)%	(29.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.74%	3.83% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.22%	2.24% A
Net investment income (loss)	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,218	$ 8,875
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.07)
Net realized and unrealized gain (loss)	(2.61)	(2.89)
Total from investment operations	(2.73)	(2.96)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.33	$ 7.05
Total Return B, C, D	(38.58)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.57%	3.73% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.22%	2.24% A
Net investment income (loss)	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,204	$ 6,321
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.03)
Net realized and unrealized gain (loss)	(2.64)	(2.89)
Total from investment operations	(2.70)	(2.92)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 4.40	$ 7.09
Total Return B, C	(37.94)%	(29.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.41%	2.58% A
Expenses net of voluntary waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.22%	1.24% A
Net investment income (loss)	(.94)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 857	$ 911
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 852,638
Unrealized depreciation	(10,673,371)
Net unrealized appreciation (depreciation)	(9,820,733)
Capital loss carryforward	(1,850,297)
Total distributable earnings	$ (11,671,030)
Cost for federal income tax purposes	$ 40,528,669

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 13,907	$ 79	$ -
Class T	.25%	.25%	42,292	118	-
Class B	.75%	.25%	120,375	90,293	-
Class C	.75%	.25%	90,191	71,079	-
			$ 266,765	$ 161,569	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 54,759	$ 24,396
Class T	42,064	11,275
Class B*	46,347	46,347
Class C*	5,967	5,967
	$ 149,137	$ 87,985

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder

Biotechnology

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 32,368.58
Class T	51,518.61
Class B	69,836.58
Class C	37,202.41
Institutional Class	2,832.26
	$ 193,756

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $65,897 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 27,230
Class T	1.75%	43,195
Class B	2.25%	58,002
Class C	2.25%	28,309
Institutional Class	1.25%	1,800
		$ 158,536

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Other expense reductions	Custody expense reduction
Fund level	$ 12,352	$ 132

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001A	2002	2001A
Class A
Shares sold	848,785	699,478	$ 5,562,171	$ 5,545,338
Shares redeemed	(384,919)	(102,493)	(2,272,579)	(779,774)
Net increase (decrease)	463,866	596,985	$ 3,289,592	$ 4,765,564
Class T
Shares sold	1,079,333	1,185,736	$ 7,101,784	$ 9,362,792
Shares redeemed	(601,044)	(94,319)	(3,524,433)	(706,463)
Net increase (decrease)	478,289	1,091,417	$ 3,577,351	$ 8,656,329
Class B
Shares sold	2,150,963	1,306,490	$ 13,924,032	$ 10,210,270
Shares redeemed	(1,051,240)	(48,210)	(6,284,958)	(347,986)
Net increase (decrease)	1,099,723	1,258,280	$ 7,639,074	$ 9,862,284
Class C
Shares sold	1,457,264	927,986	$ 9,470,324	$ 7,320,439
Shares redeemed	(460,985)	(31,327)	(2,621,050)	(223,327)
Net increase (decrease)	996,279	896,659	$ 6,849,274	$ 7,097,112
Institutional Class
Shares sold	135,985	134,833	$ 963,997	$ 1,095,260
Shares redeemed	(69,886)	(6,453)	(407,975)	(47,884)
Net increase (decrease)	66,099	128,380	$ 556,022	$ 1,047,376

A Share transactions for the period December 27, 2000 (commencement of operations) to July 31, 2001.

Biotechnology

Advisor Consumer Industries Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL A	-14.30%	19.70%	62.40%
Fidelity Adv Consumer - CL A (incl. 5.75% sales charge)	-19.23%	12.82%	53.07%
S&P 500	-23.63%	2.23%	51.66%
GS Consumer Industries	-9.78%	21.78%	66.38%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 287 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL A	-14.30%	3.66%	8.55%
Fidelity Adv Consumer - CL A (incl. 5.75% sales charge)	-19.23%	2.44%	7.47%
S&P 500	-23.63%	0.44%	7.30%
GS Consumer Industries	-9.78%	4.02%	9.00%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $15,307 - a 53.07% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,638 - a 66.38% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Consumer Industries Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL T	-14.44%	18.19%	59.85%
Fidelity Adv Consumer - CL T (incl. 3.50% sales charge)	-17.43%	14.05%	54.26%
S&P 500	-23.63%	2.23%	51.66%
GS Consumer Industries	-9.78%	21.78%	66.38%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 287 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL T	-14.44%	3.40%	8.26%
Fidelity Adv Consumer - CL T (incl. 3.50% sales charge)	-17.43%	2.67%	7.61%
S&P 500	-23.63%	0.44%	7.30%
GS Consumer Industries	-9.78%	4.02%	9.00%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $15,426 - a 54.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,638 - a 66.38% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Consumer Industries Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL B	-14.91%	15.16%	55.40%
Fidelity Adv Consumer - CL B (incl. contingent deferred sales charge)	-19.05%	13.33%	54.40%
S&P 500	-23.63%	2.23%	51.66%
GS Consumer Industries	-9.78%	21.78%	66.38%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 287 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL B	-14.91%	2.86%	7.74%
Fidelity Adv Consumer - CL B (incl. contingent deferred sales charge)	-19.05%	2.53%	7.63%
S&P 500	-23.63%	0.44%	7.30%
GS Consumer Industries	-9.78%	4.02%	9.00%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $15,440 - a 54.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,638 - a 66.38% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Consumer Industries Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL C	-14.89%	15.22%	55.49%
Fidelity Adv Consumer - CL C (incl. contingent deferred sales charge)	-15.72%	15.22%	55.49%
S&P 500	-23.63%	2.23%	51.66%
GS Consumer Industries	-9.78%	21.78%	66.38%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 287 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL C	-14.89%	2.87%	7.75%
Fidelity Adv Consumer - CL C (incl. contingent deferred sales charge)	-15.72%	2.87%	7.75%
S&P 500	-23.63%	0.44%	7.30%
GS Consumer Industries	-9.78%	4.02%	9.00%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $15,549 - a 55.49% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,638 - a 66.38% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Consumer Industries Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Brian Hanson, Portfolio Manager of Fidelity Advisor Consumer Industries Fund

Q. How did the fund perform, Brian?

A. For the 12 months ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 14.30%, 14.44%, 14.91% and 14.89%, respectively. In comparison, the Goldman Sachs Consumer Industries Index - an index of 287 stocks designed to measure the performance of companies in the consumer industries sector - declined 9.78%, while the Standard & Poor's 500 Index fell 23.63%.

Q. What were the major factors that affected the fund's performance during the 12-month period?

A. A major theme for the market as a whole was the relative resilience of consumer spending. This means that consumer-related stocks generally did better than the average industrial or technology-based stock, which explains why the fund outperformed the S&P 500. The greatest factor causing the fund to underperform the Goldman Sachs index was our overweighting in media and entertainment. Price-to-earnings (P/E) multiples in these sectors contracted substantially despite basically strong fundamentals. The cable television industry, in particular, saw stock prices fall on concerns about the high levels of debt on company balance sheets, and from the general pall cast over the industry by the aggressive accounting practices of Adelphia Communications. Performance also was hurt by being somewhat underweighted in the defensive household products, beverages and foods industries, which generally fared better than the overall market. On the upside, the fund benefited from its overweighted position in casinos and gaming stocks, which rebounded nicely after being sold down in the immediate aftermath of 9/11. The fund also got a lift from some attractively valued retail names that I added to the portfolio when I became manager in March.

Q. What other changes in strategy did you make and how did they work out?

A. I made a conscious effort to selectively add more small- and mid-cap retail names, where valuations generally were more attractive than many of the larger retailers and where earnings growth, in many cases, was as strong or stronger. This strategy paid off pretty well. Another strategy was to increase the fund's position in Comcast, a cable company with great operating margins and cutting-edge technology, which I felt was poised for growth. While this stock suffered along with the rest of the cable industry and detracted from performance, I raised the position because I liked its long-term growth prospects.

Q. What individual stocks were the most beneficial to overall fund performance?

A. The best absolute contributor was Gillette, which did well for a couple of reasons: First, its fundamentals improved as a result of new management's turnaround efforts; and second, as a reasonably valued consumer products name, it benefited from the market's flight to the more defensive sectors during the recent economic uncertainty. The fund also benefited on an absolute basis from other defensive consumer staples names, such as Coca-Cola, Avon, Procter & Gamble and Philip Morris. As mentioned, the retail sector helped performance as well. Mid-cap stocks such as women's specialty apparel retailer Christopher & Banks, which serves the underpenetrated baby boomer market, and Limited Brands, which operates Victoria's Secret, showed strong earnings. Also benefiting performance were Harrah's Entertainment, the casino and gaming operator, as well as Starwood Hotels and Resorts, both of which showed stronger-than-expected earnings post 9/11. Starwood is no longer held in the fund.

Q. Which of the fund's holdings detracted from overall performance?

A. The fund's media and entertainment stocks were the biggest drags on performance. Six of the fund's 10 biggest detractors were in this group, including Comcast, Clear Channel, Viacom, AOL Time Warner, Liberty Media and Cox Communications. These stocks generally were hurt by excessive valuations, highly leveraged balance sheets and guilt-by-association concerns about industry accounting irregularities. The single largest hit came from Home Depot, whose stock price fell on fears that it may be facing saturation in the do-it-yourself market that it has long dominated.

Q. What's your near-term outlook, Brian?

A. For the consumer industries, the big questions are whether or not the consumer will continue to spend while the economy is slow, and whether or not that spending will accelerate when the economy recovers. With so much uncertainty in the market, I will simply be trying to own the best names I can, while seeking to achieve a balance in the portfolio between defensively oriented stocks and those I believe could see a strong acceleration in revenue and earnings growth once the economy gains forward momentum.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $39 million

Manager: Brian Hanson, since March 2002; joined Fidelity in 1996

Annual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Wal-Mart Stores, Inc.	5.3
Philip Morris Companies, Inc.	5.0
The Coca-Cola Co.	4.7
Lowe's Companies, Inc.	4.2
Viacom, Inc. Class B (non-vtg.)	3.1
CVS Corp.	2.6
Procter & Gamble Co.	2.4
Comcast Corp. Class A (special)	2.4
Target Corp.	2.4
PepsiCo, Inc.	2.3
34.4
Top Industries as of July 31, 2002
% of fund's net assets
Media	15.0%
Multiline Retail	12.7%
Specialty Retail	12.4%
Beverages	7.4%
Hotels, Restaurants & Leisure	6.8%
All Others*	45.7%
* Includes short-term investments and net other assets.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 88.2%
	Shares	Value (Note 1)
AUTOMOBILES - 0.6%
Harley-Davidson, Inc.	5,200	$ 246,272
BEVERAGES - 7.4%
Coca-Cola Enterprises, Inc.	3,000	55,860
Pepsi Bottling Group, Inc.	4,600	113,712
PepsiCo, Inc.	21,749	933,902
The Coca-Cola Co.	37,050	1,850,277
TOTAL BEVERAGES		2,953,751
COMMERCIAL SERVICES & SUPPLIES - 4.8%
Apollo Group, Inc. Class A (a)	2,550	100,088
Aramark Corp. Class B	13,500	290,250
Cendant Corp. (a)	28,600	395,252
Cintas Corp.	4,800	210,667
Labor Ready, Inc. (a)	70,400	495,616
Manpower, Inc.	10,600	399,196
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,891,069
ELECTRICAL EQUIPMENT - 0.3%
Rayovac Corp. (a)	9,400	132,540
FOOD & DRUG RETAILING - 4.3%
CVS Corp.	35,300	1,009,580
Walgreen Co.	18,440	651,485
Whole Foods Market, Inc. (a)	900	39,483
TOTAL FOOD & DRUG RETAILING		1,700,548
FOOD PRODUCTS - 3.1%
Dean Foods Co. (a)	10,700	356,738
Fresh Del Monte Produce Inc.	10,100	247,652
Kraft Foods, Inc. Class A	11,700	432,900
McCormick & Co., Inc. (non-vtg.)	1,760	40,040
The J.M. Smucker Co.	141	4,724
Tyson Foods, Inc. Class A	7,700	97,405
Wm. Wrigley Jr. Co.	1,100	56,265
TOTAL FOOD PRODUCTS		1,235,724
HOTELS, RESTAURANTS & LEISURE - 6.8%
Boyd Gaming Corp. (a)	8,500	126,055
Brinker International, Inc. (a)	6,900	224,940
Carnival Corp.	6,700	177,550
Harrah's Entertainment, Inc. (a)	7,400	350,168
Mandalay Resort Group (a)	1,600	45,376
Marriott International, Inc. Class A	1,800	60,300
McDonald's Corp.	23,400	579,150
MGM Mirage, Inc. (a)	2,900	101,500
Outback Steakhouse, Inc. (a)	12,500	399,250
Park Place Entertainment Corp. (a)	12,700	116,586
Royal Caribbean Cruises Ltd.	10,100	200,182

	Shares	Value (Note 1)
Station Casinos, Inc. (a)	14,000	$ 184,800
Wendys International, Inc.	3,720	136,859
TOTAL HOTELS, RESTAURANTS & LEISURE		2,702,716
HOUSEHOLD DURABLES - 0.1%
Whirlpool Corp.	900	51,633
HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Co.	4,500	231,075
Kimberly-Clark Corp.	7,100	433,455
Procter & Gamble Co.	10,985	977,555
TOTAL HOUSEHOLD PRODUCTS		1,642,085
INTERNET & CATALOG RETAIL - 1.9%
Amazon.com, Inc. (a)	21,800	315,206
USA Interactive (a)	19,700	434,365
TOTAL INTERNET & CATALOG RETAIL		749,571
INTERNET SOFTWARE & SERVICES - 2.2%
Overture Services, Inc. (a)	13,000	297,050
SmartForce PLC sponsored ADR (a)	14,700	50,127
Yahoo!, Inc. (a)	40,600	534,702
TOTAL INTERNET SOFTWARE & SERVICES		881,879
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Mattel, Inc.	11,400	214,434
MEDIA - 15.0%
AMC Entertainment, Inc. (a)	17,700	167,796
AOL Time Warner, Inc. (a)	21,310	245,065
Clear Channel Communications, Inc. (a)	24,349	634,291
Comcast Corp. Class A (special) (a)	46,080	963,072
Cox Communications, Inc. Class A (a)	14,700	406,455
E.W. Scripps Co. Class A	1,100	83,820
EchoStar Communications Corp. Class A (a)	3,100	50,561
Emmis Communications Corp. Class A (a)	4,100	65,026
Fox Entertainment Group, Inc. Class A (a)	23,800	474,810
Gannett Co., Inc.	2,980	214,292
Interpublic Group of Companies, Inc.	5,100	106,641
Lamar Advertising Co. Class A (a)	4,000	126,320
Liberty Media Corp. Class A (a)	66,000	518,760
McGraw-Hill Companies, Inc.	1,100	68,805
Meredith Corp.	5,400	196,938
News Corp. Ltd. ADR	5,700	114,855
Radio One, Inc. Class D (non-vtg.) (a)	10,100	141,400
Regal Entertainment Group Class A	400	7,908
Univision Communications, Inc. Class A (a)	2,700	77,193
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Viacom, Inc. Class B (non-vtg.) (a)	31,897	$ 1,241,750
Walt Disney Co.	4,100	72,693
TOTAL MEDIA		5,978,451
MULTILINE RETAIL - 12.7%
99 Cents Only Stores (a)	9,200	224,296
Big Lots, Inc. (a)	15,500	257,300
Costco Wholesale Corp. (a)	6,000	209,220
Dollar Tree Stores, Inc. (a)	4,100	127,906
Factory 2-U Stores, Inc. (a)	12,500	145,750
Family Dollar Stores, Inc.	2,700	81,783
Kohl's Corp. (a)	11,400	752,400
Saks, Inc. (a)	19,400	206,416
Target Corp.	28,200	940,470
Wal-Mart Stores, Inc.	42,480	2,089,167
TOTAL MULTILINE RETAIL		5,034,708
PERSONAL PRODUCTS - 2.4%
Avon Products, Inc.	7,950	367,767
Gillette Co.	17,200	565,536
TOTAL PERSONAL PRODUCTS		933,303
SPECIALTY RETAIL - 12.4%
Aeropostale, Inc.	8,000	126,400
American Eagle Outfitters, Inc. (a)	5,250	86,940
AutoNation, Inc. (a)	5,300	71,497
AutoZone, Inc. (a)	2,500	184,375
Bed Bath & Beyond, Inc. (a)	6,000	186,000
Best Buy Co., Inc. (a)	14,550	478,695
Borders Group, Inc. (a)	4,300	76,110
Christopher & Banks Corp. (a)	7,700	261,877
Foot Locker, Inc. (a)	15,600	173,160
Gap, Inc.	27,200	330,480
Home Depot, Inc.	9,190	283,787
Kirkland's, Inc.	14,100	150,588
Limited Brands, Inc.	24,900	447,453
Lowe's Companies, Inc.	44,000	1,665,400
Office Depot, Inc. (a)	30,000	389,400
TOTAL SPECIALTY RETAIL		4,912,162
TEXTILES APPAREL & LUXURY GOODS - 4.6%
Coach, Inc. (a)	4,000	91,200
Liz Claiborne, Inc.	8,400	242,340
NIKE, Inc. Class B	4,900	241,521
Oshkosh B'Gosh, Inc. Class A	10,100	304,010
Reebok International Ltd. (a)	3,400	91,494

	Shares	Value (Note 1)
Skechers U.S.A., Inc. Class A (a)	5,400	$ 86,670
Tropical Sportswear International Corp. (a)	39,800	783,662
TOTAL TEXTILES APPAREL & LUXURY GOODS		1,840,897
TOBACCO - 5.0%
Philip Morris Companies, Inc.	42,900	1,975,545
TOTAL COMMON STOCKS (Cost $36,917,753)		35,077,288
Money Market Funds - 14.3%

Fidelity Cash Central Fund, 1.84% (b)	4,467,996	4,467,996
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,208,861	1,208,861
TOTAL MONEY MARKET FUNDS (Cost $5,676,857)		5,676,857
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $42,594,610)		40,754,145
NET OTHER ASSETS - (2.5)%		(1,000,879)
NET ASSETS - 100%		$ 39,753,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $54,892,430 and $48,164,757, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,829 for the period.
Income Tax Information
The fund hereby designates approximately $881,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,251,000 all of which will expire on July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $1,161,062) (cost $42,594,610) - See accompanying schedule		$ 40,754,145
Receivable for fund shares sold		335,103
Dividends receivable		12,572
Interest receivable		6,144
Redemption fees receivable		62
Other receivables		1,074
Total assets		41,109,100
Liabilities
Payable for fund shares redeemed	$ 70,323
Accrued management fee	15,028
Distribution fees payable	22,889
Other payables and accrued expenses	38,733
Collateral on securities loaned, at value	1,208,861
Total liabilities		1,355,834
Net Assets		$ 39,753,266
Net Assets consist of:
Paid in capital		$ 43,070,365
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,476,634)
Net unrealized appreciation (depreciation) on investments		(1,840,465)
Net Assets		$ 39,753,266
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,208,823 ÷ 567,055 shares)		$ 12.71
Maximum offering price per share (100/94.25 of $12.71)		$ 13.49
Class T: Net Asset Value and redemption price per share ($12,131,620 ÷ 965,342 shares)		$ 12.57
Maximum offering price per share (100/96.50 of $12.57)		$ 13.03
Class B: Net Asset Value and offering price per share ($13,806,817 ÷ 1,129,570 shares) A		$ 12.22
Class C: Net Asset Value and offering price per share ($5,390,716 ÷ 440,429 shares) A		$ 12.24
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,215,290 ÷ 94,162 shares)		$ 12.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 349,307
Interest		70,075
Security lending		6,497
Total income		425,879
Expenses
Management fee	$ 223,458
Transfer agent fees	141,125
Distribution fees	270,827
Accounting and security lending fees	61,728
Non-interested trustees' compensation	129
Custodian fees and expenses	8,385
Registration fees	44,523
Audit	28,982
Legal	304
Miscellaneous	26,370
Total expenses before reductions	805,831
Expense reductions	(66,112)	739,719
Net investment income (loss)		(313,840)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,107,770)
Foreign currency transactions	1,308
Total net realized gain (loss)		(1,106,462)
Change in net unrealized appreciation (depreciation) on investment securities		(5,550,831)
Net gain (loss)		(6,657,293)
Net increase (decrease) in net assets resulting from operations		$ (6,971,133)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (313,840)	$ (114,395)
Net realized gain (loss)	(1,106,462)	1,513,567
Change in net unrealized appreciation (depreciation)	(5,550,831)	(1,173,817)
Net increase (decrease) in net assets resulting from operations	(6,971,133)	225,355
Distributions to shareholders from net realized gain	(880,542)	-
Share transactions - net increase (decrease)	9,811,601	7,152,978
Redemption fees	9,033	3,795
Total increase (decrease) in net assets	1,968,959	7,382,128
Net Assets
Beginning of period	37,784,307	30,402,179
End of period	$ 39,753,266	$ 37,784,307

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48
Income from Investment Operations
Net investment income (loss) C	(.05)	.01	(.04)	(.03)	(.06)
Net realized and unrealized gain (loss)	(2.09)	.15	(.68)	1.80	3.31
Total from investment operations	(2.14)	.16	(.72)	1.77	3.25
Distributions from net realized gain	(.35)	-	(.20)	(.85)	(1.68)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.68)
Redemption fees added to paid in capital C	-	-	.01	.01	.03
Net asset value, end of period	$ 12.71	$ 15.20	$ 15.04	$ 16.01	$ 15.08
Total Return A, B	(14.30)%	1.06%	(4.48)%	13.49%	27.48%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.69%	1.71%	1.62%	1.61%	2.47%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.55%	1.75%
Expenses net of all reductions	1.47%	1.49%	1.49%	1.54%	1.73%
Net investment income (loss)	(.36)%	.08%	(.24)%	(.19)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,209	$ 4,648	$ 3,609	$ 3,504	$ 2,220
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45
Income from Investment Operations
Net investment income (loss) C	(.09)	(.02)	(.08)	(.06)	(.10)
Net realized and unrealized gain (loss)	(2.05)	.15	(.67)	1.79	3.28
Total from investment operations	(2.14)	.13	(.75)	1.73	3.18
Distributions from net realized gain	(.35)	-	(.20)	(.81)	(1.66)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.66)
Redemption fees added to paid in capital C	-	-	.01	.01	.03
Net asset value, end of period	$ 12.57	$ 15.06	$ 14.93	$ 15.93	$ 15.00
Total Return A, B	(14.44)%	.87%	(4.69)%	13.20%	26.93%
Ratios to Average Net Assets D
Expenses before expense reductions	1.89%	1.98%	1.85%	1.83%	2.21%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.79%	2.00%
Expenses net of all reductions	1.72%	1.73%	1.73%	1.77%	1.98%
Net investment income (loss)	(.61)%	(.17)%	(.49)%	(.42)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,132	$ 12,899	$ 13,275	$ 21,714	$ 13,989
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42
Income from Investment Operations
Net investment income (loss) C	(.15)	(.10)	(.15)	(.14)	(.17)
Net realized and unrealized gain (loss)	(2.01)	.14	(.67)	1.79	3.26
Total from investment operations	(2.16)	.04	(.82)	1.65	3.09
Distributions from net realized gain	(.35)	-	(.20)	(.81)	(1.64)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.64)
Redemption fees added to paid in capital C	-	-	.01	.01	.04
Net asset value, end of period	$ 12.22	$ 14.73	$ 14.69	$ 15.76	$ 14.91
Total Return A, B	(14.91)%	.27%	(5.19)%	12.71%	26.30%
Ratios to Average Net Assets D
Expenses before expense reductions	2.39%	2.51%	2.41%	2.39%	3.46%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.22%	2.24%	2.24%	2.30%	2.48%
Net investment income (loss)	(1.11)%	(.67)%	(.99)%	(.95)%	(1.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,807	$ 13,483	$ 9,021	$ 9,832	$ 5,419
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.75	$ 14.71	$ 15.78	$ 14.95	$ 12.66
Income from Investment Operations
Net investment income (loss) E	(.15)	(.10)	(.15)	(.15)	(.13)
Net realized and unrealized gain (loss)	(2.01)	.14	(.67)	1.80	2.87
Total from investment operations	(2.16)	.04	(.82)	1.65	2.74
Distributions from net realized gain	(.35)	-	(.20)	(.83)	(.49)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.83)	(.49)
Redemption fees added to paid in capital E	-	-	.01	.01	.04
Net asset value, end of period	$ 12.24	$ 14.75	$ 14.71	$ 15.78	$ 14.95
Total Return B, C, D	(14.89)%	.27%	(5.19)%	12.72%	22.67%
Ratios to Average Net Assets G
Expenses before expense reductions	2.35%	2.49%	2.42%	2.42%	4.85% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.32%	2.50% A
Expenses net of all reductions	2.22%	2.24%	2.24%	2.30%	2.48% A
Net investment income (loss)	(1.11)%	(.67)%	(.99)%	(.95)%	(1.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,391	$ 5,504	$ 3,048	$ 2,758	$ 1,461
Portfolio turnover rate	136%	77%	69%	80%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51
Income from Investment Operations
Net investment income (loss) B	(.02)	.05	-	.02	(.03)
Net realized and unrealized gain (loss)	(2.10)	.15	(.69)	1.81	3.31
Total from investment operations	(2.12)	.20	(.69)	1.83	3.28
Distributions from net realized gain	(.35)	-	(.20)	(.85)	(1.70)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.70)
Redemption fees added to paid in capital B	-	-	.02	.01	.03
Net asset value, end of period	$ 12.91	$ 15.38	$ 15.18	$ 16.11	$ 15.12
Total Return A	(14.00)%	1.32%	(4.20)%	13.87%	27.70%
Ratios to Average Net Assets C
Expenses before expense reductions	1.39%	1.57%	1.31%	1.29%	1.78%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.26%	1.50%
Expenses net of all reductions	1.22%	1.24%	1.24%	1.24%	1.48%
Net investment income (loss)	(.11)%	.33%	.01%	.11%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,215	$ 1,249	$ 1,449	$ 5,954	$ 4,745
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 2,790,658
Unrealized depreciation	(4,856,929)
Net unrealized appreciation (depreciation)	(2,066,271)
Capital loss carryforward	(1,250,828)
Total Distributable earnings	(3,317,099)
Cost for federal income tax purposes	$ 42,820,416

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 13,837	$ -	$ 449
Class T	.26%	.25%	63,260	-	828
Class B	.75%	.25%	136,632	102,474	-
Class C	.75%	.25%	57,098	22,869	-
			$ 270,827	$ 125,343	$ 1,277

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 20,987	$ 12,443
Class T	14,947	3,763
Class B*	62,927	62,927
Class C*	1,920	1,920
	$ 100,781	$ 81,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 22,364.42
Class T	44,962.36
Class B	50,185.37
Class C	18,821.33
Institutional Class	4,793.37
	$ 141,125

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $70,545 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Consumer Industries

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction
Fund Level	$ 11,675	$ -
Class A	-	449
Class T	-	828
	$ 11,675	$ 1,277

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 10,350
Class T	1.75%	16,964
Class B	2.25%	18,473
Class C	2.25%	5,595
Institutional Class	1.25%	1,778
		$ 53,160

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
Class A	$ 102,669	$ -
Class T	295,235	-
Class B	320,702	-
Class C	132,591	-
Institutional Class	29,345	-
Total	$ 880,542	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	409,150	136,228	$ 6,029,949	$ 2,051,057
Reinvestment of distributions	6,798	-	95,578	-
Shares redeemed	(154,808)	(70,233)	(2,163,115)	(1,052,253)
Net increase (decrease)	261,140	65,995	$ 3,962,412	$ 998,804
Class T
Shares sold	327,771	201,347	$ 4,644,759	$ 3,018,915
Reinvestment of distributions	20,155	-	280,760	-
Shares redeemed	(239,101)	(233,691)	(3,357,113)	(3,482,688)
Net increase (decrease)	108,825	(32,344)	$ 1,568,406	$ (463,773)
Class B
Shares sold	495,785	434,382	$ 6,882,458	$ 6,341,791
Reinvestment of distributions	19,349	-	263,342	-
Shares redeemed	(300,907)	(132,989)	(4,053,212)	(1,935,102)
Net increase (decrease)	214,227	301,393	$ 3,092,588	$ 4,406,689
Class C
Shares sold	202,225	237,100	$ 2,803,806	$ 3,450,817
Reinvestment of distributions	8,123	-	110,717	-
Shares redeemed	(143,067)	(71,102)	(1,928,847)	(1,035,488)
Net increase (decrease)	67,281	165,998	$ 985,676	$ 2,415,329
Institutional Class
Shares sold	32,421	43,217	$ 470,577	$ 660,799
Reinvestment of distributions	1,131	-	16,100	-
Shares redeemed	(20,594)	(57,468)	(284,158)	(864,870)
Net increase (decrease)	12,958	(14,251)	$ 202,519	$ (204,071)

Consumer Industries

Advisor Cyclical Industries Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL A	-15.84%	11.58%	55.23%
Fidelity Adv Cyclical - CL A (incl. 5.75% sales charge)	-20.68%	5.17%	46.30%
S&P 500	-23.63%	2.23%	51.66%
GS Cyclical Industries	-13.60%	-6.83%	30.25%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL A	-15.84%	2.22%	7.72%
Fidelity Adv Cyclical - CL A (incl. 5.75% sales charge)	-20.68%	1.01%	6.65%
S&P 500	-23.63%	0.44%	7.30%
GS Cyclical Industries	-13.60%	-1.41%	4.57%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $14,630 - a 46.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $13,025 - a 30.25% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Cyclical Industries Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL T	-16.10%	10.42%	53.27%
Fidelity Adv Cyclical - CL T (incl. 3.50% sales charge)	-19.04%	6.55%	47.91%
S&P 500	-23.63%	2.23%	51.66%
GS Cyclical Industries	-13.60%	-6.83%	30.25%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL T	-16.10%	2.00%	7.49%
Fidelity Adv Cyclical - CL T (incl. 3.50% sales charge)	-19.04%	1.28%	6.85%
S&P 500	-23.63%	0.44%	7.30%
GS Cyclical Industries	-13.60%	-1.41%	4.57%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $14,791 - a 47.91% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $13,025 - a 30.25% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Cyclical Industries Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL B	-16.52%	7.45%	48.93%
Fidelity Adv Cyclical - CL B (incl. contingent deferred sales charge)	-20.69%	5.65%	47.93%
S&P 500	-23.63%	2.23%	51.66%
GS Cyclical Industries	-13.60%	-6.83%	30.25%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL B	-16.52%	1.45%	6.97%
Fidelity Adv Cyclical - CL B (incl. contingent deferred sale charge)	-20.69%	1.11%	6.85%
S&P 500	-23.63%	0.44%	7.30%
GS Cyclical Industries	-13.60%	-1.41%	4.57%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $14,793 - a 47.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $13,025 - a 30.25% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Cyclical Industries Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL C	-16.51%	7.37%	48.83%
Fidelity Adv Cyclical - CL C (incl. contingent deferred sales charge)	-17.34%	7.37%	48.83%
S&P 500	-23.63%	2.23%	51.66%
GS Cyclical Industries	-13.60%	-6.83%	30.25%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL C	-16.51%	1.43%	6.96%
Fidelity Adv Cyclical - CL C (incl. contingent deferred sales charge)	-17.34%	1.43%	6.96%
S&P 500	-23.63%	0.44%	7.30%
GS Cyclical Industries	-13.60%	-1.41%	4.57%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $14,883 - a 48.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $13,025 - a 30.25% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Cyclical Industries Fund

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Pratima Abichandani (left), who managed Fidelity Advisor Cyclical Industries Fund during the period covered by this report, with additional comments from Matthew Fruhan (right), who became manager of the fund on August 1, 2002.

Q. How did the fund perform, Pratima?

P.A. For the 12 months that ended July 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of -15.84%, -16.10%, -16.52% and -16.51%, respectively. During the same period, the Goldman Sachs Cyclical Industries Index, an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector, returned -13.60%, while the Standard & Poor's 500 Index lost 23.63%.

Q. What were the principal factors affecting performance?

P.A. In a very volatile period in the stock market, cyclical stocks tended to outperform the overall market but nevertheless lost ground. Cyclical and industrial stocks had performed relatively well during the previous 12 months as investors sought out opportunities in companies that would benefit from an economic rebound. However, as hopes for a quick recovery started to fade, investors tended to sell the stocks that had done relatively well recently, especially those industrial stocks with valuations that had risen in anticipation of an early and sustained economic recovery. This resulted in a flight of assets away from the sector. The primary reasons that the fund underperformed the Goldman Sachs index were that we had large positions in a few poor performing companies, most notably Tyco International, and that our airline industry positions proved disappointing as passenger traffic recovered less than anticipated following September 11.

Q. What were your key strategies?

P.A. I emphasized stocks of companies that stood to benefit from low interest rates and an economic rebound. For most of the period, I emphasized home-building and related companies, although I reduced my positions somewhat near the end of the period as evidence accumulated that the consumer was becoming less confident. With the stepped-up spending on national defense, I also overweighted defense contractors. At the same time, I underweighted automobile and commodity chemical companies. While the auto industry had strong sales, profits were undercut because of the costs of expensive promotional campaigns, such as zero-percent financing programs. I de-emphasized commodity chemicals because their stock valuations already had risen in anticipation of a strong economic recovery, reducing their upside potential.

Q. What types of investments had the greatest positive influence on performance?

P.A. Tool and appliance manufacturers that benefited from the home-building industry tended to perform well. Black & Decker, the tool company, and American Standard, the manufacturer of plumbing supplies, were two strong performers. Among defense contractors, Lockheed Martin and Northrop Grumman were two outstanding contributors to performance. Pennzoil Quaker State was a strong consumer-related stock that was bought out by Shell Oil at a healthy premium to its stock price. Georgia Gulf, a specialty chemical company, also added to fund performance.

Q. Where were your biggest disappointments?

P.A. Tyco International was the largest detractor, hurt by concerns about its accounting and corporate governance as well as by allegations of executive misconduct. Despite its poor performance, Tyco remained one of the fund's largest positions at the end of the period. I continued to believe its divisions had solid businesses with strong cash flow and, after recent stock price declines, I thought Tyco had significant upside potential. General Electric also disappointed. Investors became concerned about how GE Capital would fare when interest rates eventually increased and about how problems in the electric utility industry could impact GE's turbine engine business. As a group, airline stocks performed very poorly, with the fund's investments in companies such as Northwest, American Airlines and Delta Airlines losing value.

Q. Turning to you, Matt, what's your outlook for cyclical stocks?

M.F. The challenge is to decide whether the industrial or consumer cyclicals present the best opportunities. Valuations in the industrial sector tend to be lower, reflecting that group's 18-month recession. In contrast, fundamentals in many consumer cyclicals plowed through the last 18 months without feeling much of the pain that plagued the industrial sector. They've been rewarded with higher valuations as a result. I'm spending most of my time looking at the risk/reward relationship between the industrials and consumer cyclicals. Overall, I will have to take a hard look at companies' earnings expectations and whether they are based on realistic projections of an economic recovery.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $25 million

Manager: Matthew Fruhan, since August 2002; joined Fidelity in 1995

Annual Report

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
General Electric Co.	6.1
Tyco International Ltd.	3.8
3M Co.	3.5
Honeywell International, Inc.	2.8
Lockheed Martin Corp.	2.8
Boeing Co.	2.6
United Technologies Corp.	2.5
SPX Corp.	2.4
General Motors Corp.	2.4
Illinois Tool Works, Inc.	2.3
31.2
Top Industries as of July 31, 2002
% of fund's net assets
Aerospace & Defense	13.9%
Machinery	13.8%
Industrial Conglomerates	13.6%
Household Durables	11.4%
Chemicals	8.2%
All Others*	39.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 13.9%
Boeing Co.	16,400	$ 680,928
General Dynamics Corp.	2,400	194,208
Honeywell International, Inc.	22,312	722,016
Lockheed Martin Corp.	11,114	712,519
Northrop Grumman Corp.	4,800	531,360
Precision Castparts Corp.	2,700	70,740
United Technologies Corp.	9,211	640,165
TOTAL AEROSPACE & DEFENSE		3,551,936
AIR FREIGHT & LOGISTICS - 2.4%
C.H. Robinson Worldwide, Inc.	1,900	57,000
Expeditors International of Washington, Inc.	1,600	47,200
FedEx Corp.	6,900	351,555
United Parcel Service, Inc. Class B	2,600	169,884
TOTAL AIR FREIGHT & LOGISTICS		625,639
AIRLINES - 3.0%
Alaska Air Group, Inc. (a)	4,400	103,400
Delta Air Lines, Inc.	7,500	116,850
JetBlue Airways Corp.	100	4,656
Northwest Airlines Corp. (a)	13,750	127,600
Southwest Airlines Co.	28,837	398,239
UAL Corp.	1,200	7,140
TOTAL AIRLINES		757,885
AUTO COMPONENTS - 1.6%
American Axle & Manufacturing Holdings, Inc. (a)	10,700	272,850
ArvinMeritor, Inc.	2,000	42,320
Johnson Controls, Inc.	600	48,612
Michelin SA (Compagnie Generale des Etablissements) Series B	1,000	39,532
TOTAL AUTO COMPONENTS		403,314
AUTOMOBILES - 3.4%
General Motors Corp.	13,006	605,429
Honda Motor Co. Ltd.	4,200	176,400
Winnebago Industries, Inc.	2,400	85,320
TOTAL AUTOMOBILES		867,149
BUILDING PRODUCTS - 4.8%
American Standard Companies, Inc. (a)	6,300	450,513
Elcor Corp.	1,400	29,050
Masco Corp.	22,800	551,760
York International Corp.	6,200	198,710
TOTAL BUILDING PRODUCTS		1,230,033

	Shares	Value (Note 1)
CHEMICALS - 8.2%
Arch Chemicals, Inc.	1,300	$ 27,105
Dow Chemical Co.	17,500	505,225
E.I. du Pont de Nemours & Co.	3,600	150,876
Engelhard Corp.	6,300	157,500
Ferro Corp.	3,100	89,590
Georgia Gulf Corp.	3,800	88,160
Lyondell Chemical Co.	14,500	191,400
Millennium Chemicals, Inc.	6,500	79,625
Monsanto Co.	3,000	45,600
PolyOne Corp.	12,400	123,132
PPG Industries, Inc.	2,400	137,760
Praxair, Inc.	9,500	496,850
TOTAL CHEMICALS		2,092,823
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Avery Dennison Corp.	2,080	129,397
Republic Services, Inc. (a)	4,600	80,960
TOTAL COMMERCIAL SERVICES & SUPPLIES		210,357
CONSTRUCTION & ENGINEERING - 1.0%
Fluor Corp.	3,000	96,300
Jacobs Engineering Group, Inc. (a)	4,600	159,574
TOTAL CONSTRUCTION & ENGINEERING		255,874
CONSTRUCTION MATERIALS - 1.1%
Florida Rock Industries, Inc.	2,200	74,800
Martin Marietta Materials, Inc.	4,374	167,655
Vulcan Materials Co.	1,000	40,440
TOTAL CONSTRUCTION MATERIALS		282,895
CONTAINERS & PACKAGING - 1.5%
Owens-Illinois, Inc. (a)	5,400	67,500
Packaging Corp. of America (a)	3,700	70,300
Pactiv Corp. (a)	10,700	194,419
Sealed Air Corp.	2,900	42,079
TOTAL CONTAINERS & PACKAGING		374,298
ELECTRICAL EQUIPMENT - 1.7%
Baldor Electric Co.	2,900	63,423
Cooper Industries Ltd.	1,700	52,938
Emerson Electric Co.	6,300	320,985
TOTAL ELECTRICAL EQUIPMENT		437,346
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
Millipore Corp.	1,700	56,270
PerkinElmer, Inc.	16,500	125,730
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Roper Industries, Inc.	1,600	$ 47,600
Thermo Electron Corp.	11,100	188,478
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		418,078
ENERGY EQUIPMENT & SERVICES - 0.5%
Cooper Cameron Corp. (a)	2,900	124,671
FOOD PRODUCTS - 0.4%
Delta & Pine Land Co.	4,700	90,522
HOUSEHOLD DURABLES - 11.4%
Beazer Homes USA, Inc. (a)	3,300	205,788
Black & Decker Corp.	5,700	259,350
Centex Corp.	5,200	249,340
Clayton Homes, Inc.	2,800	38,360
D.R. Horton, Inc.	5,856	130,003
Fleetwood Enterprises, Inc.	5,700	23,655
Furniture Brands International, Inc. (a)	9,500	241,300
Leggett & Platt, Inc.	9,900	222,651
Lennar Corp.	3,700	187,775
Maytag Corp.	4,300	142,459
Mohawk Industries, Inc. (a)	5,827	276,783
Oakwood Homes Corp. (a)	3,700	13,431
Pulte Homes, Inc.	3,000	143,760
Ryland Group, Inc.	4,600	188,140
Snap-On, Inc.	5,850	158,945
Standard Pacific Corp.	8,600	225,750
Toll Brothers, Inc. (a)	1,000	22,850
Whirlpool Corp.	3,200	183,584
TOTAL HOUSEHOLD DURABLES		2,913,924
INDUSTRIAL CONGLOMERATES - 13.6%
3M Co.	7,100	893,393
General Electric Co.	48,300	1,555,259
Textron, Inc.	1,600	63,040
Tyco International Ltd.	76,800	983,040
TOTAL INDUSTRIAL CONGLOMERATES		3,494,732
MACHINERY - 13.8%
AGCO Corp. (a)	5,000	89,650
Albany International Corp. Class A	4,300	99,760
Astec Industries, Inc. (a)	3,800	49,932
Eaton Corp.	4,200	293,244
Graco, Inc.	1,500	37,500
IDEX Corp.	4,700	146,405
Illinois Tool Works, Inc.	9,100	600,509
Ingersoll-Rand Co. Ltd. Class A	6,100	234,179
ITT Industries, Inc.	5,000	319,400
Kennametal, Inc.	3,286	106,598
Milacron, Inc.	9,000	68,310

	Shares	Value (Note 1)
Navistar International Corp.	8,640	$ 222,826
Oshkosh Truck Co.	1,000	54,950
PACCAR, Inc.	600	23,010
Parker Hannifin Corp.	5,600	225,456
Pentair, Inc.	7,300	296,891
SPX Corp. (a)	5,800	606,100
Terex Corp. (a)	3,500	68,355
TOTAL MACHINERY		3,543,075
METALS & MINING - 1.2%
Alcan, Inc.	2,100	58,902
Alcoa, Inc.	940	25,427
Century Aluminum Co.	3,800	32,300
Massey Energy Corp.	4,300	31,562
Nucor Corp.	900	50,247
Phelps Dodge Corp.	1,800	61,524
Teck Cominco Ltd. Class B (sub. vtg.)	7,200	53,229
TOTAL METALS & MINING		313,191
OIL & GAS - 0.5%
Stelmar Shipping Ltd. (a)	2,000	29,480
Teekay Shipping Corp.	2,800	95,984
TOTAL OIL & GAS		125,464
REAL ESTATE - 0.2%
LNR Property Corp.	1,900	62,225
ROAD & RAIL - 5.0%
Canadian National Railway Co.	8,400	403,811
CSX Corp.	7,850	271,375
Norfolk Southern Corp.	6,500	131,625
P.A.M. Transportation Services, Inc. (a)	1,900	45,030
Union Pacific Corp.	7,500	440,025
TOTAL ROAD & RAIL		1,291,866
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
KLA-Tencor Corp. (a)	2,800	110,292
SPECIALTY RETAIL - 1.4%
AutoZone, Inc. (a)	1,000	73,750
Group 1 Automotive, Inc. (a)	2,900	77,314
O'Reilly Automotive, Inc. (a)	1,300	36,634
Sonic Automotive, Inc. Class A (a)	8,700	173,826
TOTAL SPECIALTY RETAIL		361,524
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Fastenal Co.	2,000	$ 76,140
W.W. Grainger, Inc.	600	29,424
TOTAL TRADING COMPANIES & DISTRIBUTORS		105,564
TOTAL COMMON STOCKS (Cost $25,221,816)		24,044,677
Money Market Funds - 10.9%

Fidelity Cash Central Fund, 1.84% (b)	1,658,984	1,658,984
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,137,882	1,137,882
TOTAL MONEY MARKET FUNDS (Cost $2,796,866)		2,796,866
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $28,018,682)	26,841,543
NET OTHER ASSETS - (4.7)%	(1,210,489)
NET ASSETS - 100%	$ 25,631,054
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $21,953,123 and $10,645,251, respectively.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $43,485.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $641 for the period.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $344,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $201,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $1,172,367) (cost $28,018,682) - See accompanying schedule		$ 26,841,543
Receivable for investments sold		1,613,439
Receivable for fund shares sold		53,475
Dividends receivable		10,319
Interest receivable		1,861
Other receivables		308
Total assets		28,520,945
Liabilities
Payable for investments purchased	$ 1,595,045
Payable for fund shares redeemed	96,700
Accrued management fee	7,246
Distribution fees payable	15,402
Other payables and accrued expenses	37,616
Collateral on securities loaned, at value	1,137,882
Total liabilities		2,889,891
Net Assets		$ 25,631,054
Net Assets consist of:
Paid in capital		$ 28,193,696
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,385,519)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,177,123)
Net Assets		$ 25,631,054
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,160,283 ÷247,959 shares)		$ 12.75
Maximum offering price per share (100/94.25 of $12.75)		$ 13.53
Class T: Net Asset Value and redemption price per share ($6,215,769 ÷ 491,021 shares)		$ 12.66
Maximum offering price per share (100/96.50 of $12.66)		$ 13.12
Class B: Net Asset Value and offering price per share ($9,007,895 ÷ 730,716 shares) A		$ 12.33
Class C: Net Asset Value and offering price per share ($5,143,102 ÷ 415,147 shares) A		$ 12.39
Institutional: Net Asset Value, offering price and redemption price per share ($2,104,005 ÷ 162,390 shares)		$ 12.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 276,470
Interest		40,593
Security lending		2,369
Total income		319,432
Expenses
Management fee	$ 148,562
Transfer agent fees	88,764
Distribution fees	177,028
Accounting and security lending fees	61,565
Non-interested trustees' compensation	84
Custodian fees and expenses	8,730
Registration fees	43,840
Audit	28,940
Legal	164
Miscellaneous	16,955
Total expenses before reductions	574,632
Expense reductions	(77,901)	496,731
Net investment income (loss)		(177,299)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,062,887)
Foreign currency transactions	21
Total net realized gain (loss)		(1,062,866)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,147,242)
Assets and liabilities in foreign currencies	16
Total change in net unrealized appreciation (depreciation)		(3,147,226)
Net gain (loss)		(4,210,092)
Net increase (decrease) in net assets resulting from operations		$ (4,387,391)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (177,299)	$ (8,241)
Net realized gain (loss)	(1,062,866)	(212,272)
Change in net unrealized appreciation (depreciation)	(3,147,226)	1,724,343
Net increase (decrease) in net assets resulting from operations	(4,387,391)	1,503,830
Distributions to shareholders from net investment income	-	(13,935)
Distributions to shareholders from net realized gain	-	(257,584)
Total distributions	-	(271,519)
Share transactions - net increase (decrease)	11,814,051	7,890,735
Redemption fees	8,565	5,459
Total increase (decrease) in net assets	7,435,225	9,128,505
Net Assets
Beginning of period	18,195,829	9,067,324
End of period	$ 25,631,054	$ 18,195,829

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80
Income from Investment Operations
Net investment income (loss) C	(.04)	.04	.02	.01	(.03)
Net realized and unrealized gain (loss)	(2.37)	1.98	(.33)	1.23	.76
Total from investment operations	(2.41)	2.02	(.31)	1.24	.73
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	(.40)	(.27)	(.68)	(.99)
Total distributions	-	(.44)	(.27)	(.68)	(.99)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.02
Net asset value, end of period	$ 12.75	$ 15.15	$ 13.56	$ 14.13	$ 13.56
Total Return A, B	(15.84)%	15.27%	(2.13)%	10.81%	6.05%
Ratios to Average Net Assets D
Expenses before expense reductions	1.83%	2.59%	2.87%	3.53%	5.40%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.56%	1.75%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.54%	1.75%
Net investment income (loss)	(.25)%	.28%	.18%	.05%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,160	$ 2,270	$ 973	$ 896	$ 471
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77
Income from Investment Operations
Net investment income (loss) C	(.07)	-	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss)	(2.36)	2.00	(.34)	1.24	.77
Total from investment operations	(2.43)	2.00	(.35)	1.21	.71
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	(.39)	(.25)	(.66)	(.99)
Total distributions	-	(.40)	(.25)	(.66)	(.99)
Redemption fees added to paid in capital C	-	.01	.01	.01	.02
Net asset value, end of period	$ 12.66	$ 15.09	$ 13.48	$ 14.07	$ 13.51
Total Return A, B	(16.10)%	15.18%	(2.43)%	10.57%	5.91%
Ratios to Average Net Assets D
Expenses before expense reductions	2.07%	2.85%	3.12%	3.77%	4.00%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.83%	2.00%
Expenses net of all reductions	1.74%	1.74%	1.74%	1.81%	2.00%
Net investment income (loss)	(.50)%	.03%	(.07)%	(.22)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,216	$ 5,654	$ 3,885	$ 3,471	$ 2,973
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75
Income from Investment Operations
Net investment income (loss) C	(.14)	(.07)	(.07)	(.09)	(.14)
Net realized and unrealized gain (loss)	(2.30)	1.95	(.34)	1.22	.76
Total from investment operations	(2.44)	1.88	(.41)	1.13	.62
Distributions from net realized gain	-	(.37)	(.24)	(.65)	(.99)
Redemption fees added to paid in capital C	-	.01	.01	.01	.02
Net asset value, end of period	$ 12.33	$ 14.77	$ 13.25	$ 13.89	$ 13.40
Total Return A, B	(16.52)%	14.51%	(2.90)%	10.01%	5.23%
Ratios to Average Net Assets D
Expenses before expense reductions	2.58%	3.39%	3.64%	4.30%	7.44%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.24%	2.24%	2.24%	2.29%	2.50%
Net investment income (loss)	(1.00)%	(.47)%	(.57)%	(.70)%	(1.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,008	$ 5,674	$ 1,879	$ 2,043	$ 985
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.84	$ 13.26	$ 13.91	$ 13.45	$ 12.54
Income from Investment Operations
Net investment income (loss) E	(.14)	(.07)	(.08)	(.09)	(.11)
Net realized and unrealized gain (loss)	(2.31)	2.00	(.36)	1.20	1.39
Total from investment operations	(2.45)	1.93	(.44)	1.11	1.28
Distributions from net realized gain	-	(.35)	(.22)	(.67)	(.38)
Redemption fees added to paid in capital E	-	-	.01	.02	.01
Net asset value, end of period	$ 12.39	$ 14.84	$ 13.26	$ 13.91	$ 13.45
Total Return B, C, D	(16.51)%	14.78%	(3.11)%	9.94%	10.62%
Ratios to Average Net Assets F
Expenses before expense reductions	2.49%	3.36%	3.62%	4.34%	18.91% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.28%	2.50% A
Expenses net of all reductions	2.24%	2.24%	2.24%	2.27%	2.50% A
Net investment income (loss)	(1.00)%	(.47)%	(.57)%	(.67)%	(1.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,143	$ 2,847	$ 625	$ 1,451	$ 165
Portfolio turnover rate	45%	78%	111%	115%	100%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

Financial Highlights - Institutional

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84
Income from Investment Operations
Net investment income (loss) B	-	.08	.06	.04	.01D
Net realized and unrealized gain (loss)	(2.41)	2.05	(.36)	1.25	.75
Total from investment operations	(2.41)	2.13	(.30)	1.29	.76
Distributions from net investment income	-	(.07)	-	-	-
Distributions from net realized gain	-	(.40)	(.29)	(.70)	(.95)
Total distributions	-	(.47)	(.29)	(.70)	(.95)
Redemption fees added to paid in capital B	-	.01	.01	.01	.03
Net asset value, end of period	$ 12.96	$ 15.37	$ 13.70	$ 14.28	$ 13.68
Total Return A	(15.68)%	15.95%	(2.04)%	11.15%	6.32%
Ratios to Average Net Assets C
Expenses before expense reductions	1.45%	2.27%	2.50%	3.12%	3.53%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.31%	1.50%
Expenses net of all reductions	1.24%	1.24%	1.24%	1.29%	1.50%
Net investment income (loss)	-%	.53%	.43%	.31%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,104	$ 1,751	$ 1,706	$ 3,377	$ 1,360
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 2,399,359
Unrealized depreciation	(4,416,721)
Net unrealized appreciation (depreciation)	(2,017,362)
Capital loss carryforward	(344,250)
Total Distributable earnings	$ (2,361,612)
Cost for federal income tax purposes	$ 28,858,905

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.00%	.25%	$ 8,776	$ -	$ 63
Class T	.25%	.25%	31,076	-	94
Class B	.75%	.25%	88,986	66,740	-
Class C	.75%	.25%	48,190	33,250	-
			$ 177,028	$ 99,990	$ 157

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 17,329	$ 10,038
Class T	15,525	5,243
Class B*	37,994	37,994
Class C*	3,025	3,025
	$ 73,873	$ 56,300

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,102.37
Class T	22,778.37
Class B	33,604.38
Class C	13,825.29
Institutional Class	5,455.25
	$ 88,764

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $40,473 for the period.

Cyclical Industries

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund Level	$ 1,523	$ -	$ 7
Class A	-	63	-
Class T	-	94	-
	$ 1,523	$ 157	$ 7

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 11,470
Class T	1.75%	19,854
Class B	2.25%	29,131
Class C	2.25%	11,360
Institutional Class	1.25%	4,399
		$ 76,214

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 17% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net investment income
Class A	$ -	$ 3,164
Class T	-	2,758
Institutional Class	-	8,013
Total	$ -	$ 13,935
From net realized gain
Class A	$ -	$ 29,061
Class T	-	111,071
Class B	-	55,211
Class C	-	16,118
Institutional Class	-	46,123
Total	$ -	$ 257,584
	$ -	$ 271,519

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	294,912	108,889	$ 4,307,075	$ 1,601,205
Reinvestment of distributions	-	2,254	-	31,386
Shares redeemed	(196,765)	(33,084)	(2,826,455)	(490,978)
Net increase (decrease)	98,147	78,059	$ 1,480,620	$ 1,141,613
Class T
Shares sold	308,055	234,442	$ 4,427,788	$ 3,452,851
Reinvestment of distributions	-	7,692	-	106,774
Shares redeemed	(191,721)	(155,660)	(2,722,997)	(2,211,958)
Net increase (decrease)	116,334	86,474	$ 1,704,791	$ 1,347,667
Class B
Shares sold	637,870	388,730	$ 8,852,861	$ 5,600,715
Reinvestment of distributions	-	2,819	-	38,476
Shares redeemed	(291,260)	(149,191)	(3,991,561)	(2,176,209)
Net increase (decrease)	346,610	242,358	$ 4,861,300	$ 3,462,982
Class C
Shares sold	338,669	176,254	$ 4,711,623	$ 2,555,029
Reinvestment of distributions	-	871	-	11,933
Shares redeemed	(115,430)	(32,342)	(1,601,683)	(470,804)
Net increase (decrease)	223,239	144,783	$ 3,109,940	$ 2,096,158
Institutional Class
Shares sold	67,340	26,459	$ 929,031	$ 394,465
Reinvestment of distributions	-	3,435	-	48,404
Shares redeemed	(18,903)	(40,451)	(271,631)	(600,554)
Net increase (decrease)	48,437	(10,557)	$ 657,400	$ (157,685)

Cyclical Industries

Advisor Developing Communications Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL A	-52.86%	-60.40%
Fidelity Adv Developing Communications - CL A (incl. 5.75% sales charge)	-55.57%	-62.68%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL A	-52.86%	-44.11%
Fidelity Adv Developing Communications - CL A (incl. 5.75% sales charge)	-55.57%	-46.16%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have been $3,732 - a 62.68% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Developing Communications Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL T	-52.98%	-60.50%
Fidelity Adv Developing Communications - CL T (incl. 3.50% sales charge)	-54.62%	-61.88%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL T	-52.98%	-44.20%
Fidelity Adv Developing Communications - CL T (incl. 3.50% sales charge)	-54.62%	-45.44%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have been $3,812 - a 61.88% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Developing Communications Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL B	-53.17%	-60.80%
Fidelity Adv Developing Communications - CL B (incl. contingent deferred sales charge)	-55.51%	-62.37%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL B	-53.17%	-44.47%
Fidelity Adv Developing Communications - CL B (incl. contingent deferred sales charge)	-55.51%	-45.88%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $3,763 - a 62.37% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Developing Communications Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL C	-53.17%	-60.80%
Fidelity Adv Developing Communications - CL C (incl. contingent deferred sales charge)	-53.63%	-60.80%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL C	-53.17%	-44.47%
Fidelity Adv Developing Communications - CL C (incl. contingent deferred sales charge)	-53.63%	-44.47%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $3,920 - a 60.80% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Developing Communications Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Shep Perkins, Portfolio Manager of Fidelity Advisor Developing Communications Fund

Q. How did the fund perform, Shep?

A. It was an extremely difficult period. For the 12 months ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -52.86%, -52.98%, -53.17% and -53.17%, respectively. Those returns trailed the -44.25% mark posted by the Goldman Sachs Technology Index, an index of 216 stocks designed to measure the performance of companies in the technology sector, and the -23.63% return of the Standard & Poor's 500 Index.

Q. Why did the fund underperform its benchmarks during the period?

A. While technology was extremely weak during the period, as reflected in the Goldman Sachs index, the developing communications segment of the telecom sector was even weaker. The best-performing telecom stocks tended to be incumbent providers - those with well-established market positions - such as the RBOCs (regional Bell operating companies). However, the fund typically has minimal exposure to incumbents. Instead, it is geared toward the emerging equipment and service providers, many of which were burdened by heavy debt loads, intense competition and shrinking - or at least decelerating - demand. The telecom sector was further hampered in the second half of the period by the news of alleged accounting irregularities at such companies as WorldCom and Qwest Communications. The broadly based S&P 500 was aided by relatively strong performance in sectors such as financial services, energy and consumer staples.

Q. What changes did you make in the fund's positioning during the latter half of the period?

A. I sold or reduced our positions in a number of cable stocks, such as AOL Time Warner, Comcast and Cox Communications, because I thought they were fully valued and their basic business prospects were deteriorating. With the cash generated by those sales, I bought Motorola, which has spent much of the past 18 months restructuring. Additionally, I purchased some telecom services providers, such as ALLTEL. Other purchases included Yahoo! and Viacom. On balance, these moves helped the fund's performance. Unfortunately, it was a period in which the best I could do was try to contain the damage.

Q. Which other stocks helped the fund's performance?

A. Most of the best performers for the period were stocks that were sold during the rally in the fourth quarter of 2001, before I took over the fund. Finisar, a maker of chips and other components for telecom equipment, is one example. Another positive contributor, Cabletron, was an equipment maker that was doing well competing in the same space as industry leader Cisco Systems. Fortunately, we sold our position before Cabletron was investigated for improper accounting practices. Red Hat, developer and provider of the Red Hat Linux operating system software that competes with Microsoft's Windows, also helped performance. The fund did not own any of these stocks at the end of the period.

Q. Which stocks detracted from performance?

A. Leading the list of disappointments was Sprint PCS, a wireless service provider, with competitors Nextel Communications and AT&T Wireless not far behind. This segment of the market was beset by slowing subscriber growth and the fact that there were too many providers for any of them to do well. AT&T, also had a negative influence on performance. Despite the stock's relatively modest valuation and AT&T's sale of its cable assets to Comcast, AT&T's share price struggled due to declining usage of long-distance wireline services prompted by increasing competition from cell phones, as well as a decline in Comcast's stock, to which it is tied. High debt levels also hurt the stock's performance. Finally, AOL Time Warner declined because of disappointing advertising revenues at the company's AOL unit. Additionally, the integration of AOL with Time Warner proved to be more difficult than originally envisioned.

Q. What's your outlook, Shep?

A. The long-awaited economic recovery would be a tonic for many stocks in this sector, which are suffering from too little demand for the volume of goods and services available. Another constructive development would be a rationalization of resources - that is, for some companies to either go out of business or be acquired by competitors. We've seen some bankruptcies - Global Crossing and WorldCom, to name two well-known examples - but much more needs to happen. The wireless services segment, for instance, would be much healthier if there were three primary players instead of six. On the positive side, valuations are getting attractive and sentiment toward the group is terrible, a situation that often signals opportunity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2002, more than $3 million

Manager: Shep Perkins, since January 2002; joined Fidelity in 1997

Annual Report

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Vodafone Group PLC sponsored ADR	6.6
Motorola, Inc.	6.4
Comcast Corp. Class A (special)	5.0
Comverse Technology, Inc.	4.4
ALLTEL Corp.	4.4
Liberty Media Corp. Class A	4.3
Yahoo!, Inc.	3.9
Sprint Corp. - PCS Group Series 1	3.9
Microsoft Corp.	3.9
BellSouth Corp.	3.6
46.4
Top Industries as of July 31, 2002
% of fund's net assets
Communications Equipment	21.7%
Diversified Telecommunication Services	18.9%
Wireless Telecommunication Services	18.4%
Media	17.0%
Software	4.1%
All Others*	19.9%

* Includes short-term investments and net other assets.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.4%
First Data Corp.	300	$ 10,485
COMMUNICATIONS EQUIPMENT - 21.7%
Advanced Fibre Communication, Inc. (a)	1,440	24,811
Black Box Corp. (a)	350	11,834
Cisco Systems, Inc. (a)	4,320	56,981
Comverse Technology, Inc. (a)	16,950	134,922
F5 Networks, Inc. (a)	2,580	32,302
Lucent Technologies, Inc.	25,020	43,785
Motorola, Inc.	16,850	195,460
Nokia Corp. sponsored ADR	3,240	40,176
Polycom, Inc. (a)	2,160	24,732
QUALCOMM, Inc. (a)	2,030	55,784
Telefonaktiebolaget LM Ericsson AB sponsored ADR (a)	7,430	7,133
UTStarcom, Inc. (a)	2,330	40,659
TOTAL COMMUNICATIONS EQUIPMENT		668,579
DIVERSIFIED TELECOMMUNICATION SERVICES - 18.9%
ALLTEL Corp.	3,310	134,121
AT&T Corp.	9,700	98,746
BellSouth Corp.	4,190	112,502
Citizens Communications Co.	6,400	35,072
IDT Corp. (a)	3,500	63,350
IDT Corp. Class B (a)	2,480	40,449
KT Corp. sponsored ADR	1,810	36,960
Verizon Communications, Inc.	1,850	61,050
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		582,250
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
Amphenol Corp. Class A (a)	1,260	47,439
AVX Corp.	1,510	19,811
Vishay Intertechnology, Inc. (a)	1,650	28,133
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		95,383
INTERNET & CATALOG RETAIL - 0.3%
USA Interactive (a)	410	9,040
INTERNET SOFTWARE & SERVICES - 3.9%
Yahoo!, Inc. (a)	9,200	121,164
MEDIA - 17.0%
AOL Time Warner, Inc. (a)	2,980	34,270
Clear Channel Communications, Inc. (a)	350	9,118
Comcast Corp. Class A (special) (a)	7,340	153,406
Cox Communications, Inc. Class A (a)	2,010	55,577
EchoStar Communications Corp. Class A (a)	4,120	67,197
Gemstar-TV Guide International, Inc. (a)	4,290	16,173
General Motors Corp. Class H (a)	1,320	13,068

	Shares	Value (Note 1)
Liberty Media Corp. Class A (a)	16,830	$ 132,284
Viacom, Inc. Class B (non-vtg.) (a)	1,100	42,823
TOTAL MEDIA		523,916
METALS & MINING - 0.3%
Liquidmetal Technologies	1,420	10,295
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.6%
Agere Systems, Inc. Class A (a)	5,811	11,041
Atmel Corp. (a)	16,660	52,479
Fairchild Semiconductor International, Inc. Class A (a)	460	8,202
Intersil Corp. Class A (a)	340	7,409
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		79,131
SOFTWARE - 4.1%
Legato Systems, Inc. (a)	2,210	5,967
Microsoft Corp. (a)	2,480	118,990
TOTAL SOFTWARE		124,957
WIRELESS TELECOMMUNICATION SERVICES - 18.4%
AT&T Wireless Services, Inc. (a)	19,580	91,830
Crown Castle International Corp. (a)	5,530	12,719
Nextel Communications, Inc. Class A (a)	10,610	60,795
PanAmSat Corp. (a)	1,090	24,743
SK Telecom Co. Ltd. sponsored ADR	2,000	42,840
Sprint Corp. - PCS Group Series 1 (a)	29,390	120,499
Triton PCS Holdings, Inc. Class A (a)	3,480	7,308
Vodafone Group PLC sponsored ADR	13,430	203,731
TOTAL WIRELESS TELECOMMUNICATION SERVICES		564,465
TOTAL COMMON STOCKS (Cost $4,341,392)		2,789,665
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.84% (b) (Cost $129,336)	129,336	129,336
TOTAL INVESTMENT PORTFOLIO - 94.9% (Cost $4,470,728)		2,919,001
NET OTHER ASSETS - 5.1%		156,882
NET ASSETS - 100%		$ 3,075,883
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $15,370,228 and $15,315,181, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,143 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.3%
United Kingdom	6.6
Korea (South)	2.6
Finland	1.3
Others (individually less than 1%)	0.2
100.0%
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,929,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003, approximately $1,399,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (cost $4,470,728) - See accompanying schedule		$ 2,919,001
Receivable for investments sold		242,319
Receivable for fund shares sold		21,739
Dividends receivable		4,112
Interest receivable		178
Receivable from investment adviser for expense reductions		7,186
Total assets		3,194,535
Liabilities
Payable to custodian bank	$ 38,592
Payable for investments purchased	43,080
Payable for fund shares redeemed	6,452
Distribution fees payable	2,027
Other payables and accrued expenses	28,501
Total liabilities		118,652
Net Assets		$ 3,075,883
Net Assets consist of:
Paid in capital		$ 8,040,990
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,413,380)
Net unrealized appreciation (depreciation) on investments		(1,551,727)
Net Assets		$ 3,075,883
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($370,688 ÷ 93,558 shares)		$ 3.96
Maximum offering price per share (100/94.25 of $3.96)		$ 4.20
Class T: Net Asset Value and redemption price per share ($775,317 ÷ 196,328 shares)		$ 3.95
Maximum offering price per share (100/96.50 of $3.95)		$ 4.09
Class B: Net Asset Value and offering price per share ($1,162,373 ÷ 296,871 shares) A		$ 3.92
Class C: Net Asset Value and offering price per share ($667,245 ÷ 170,363 shares) A		$ 3.92
Institutional Class: Net Asset Value, offering price and redemption price per share ($100,260 ÷ 25,183 shares)		$ 3.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 20,194
Interest		10,361
Total income		30,555
Expenses
Management fee	$ 32,371
Transfer agent fees	39,574
Distribution fees	39,608
Accounting fees and expenses	61,391
Non-interested trustees' compensation	20
Custodian fees and expenses	8,008
Registration fees	77,793
Audit	27,909
Legal	49
Miscellaneous	13,580
Total expenses before reductions	300,303
Expense reductions	(196,790)	103,513
Net investment income (loss)		(72,958)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,596,407)
Foreign currency transactions	160
Total net realized gain (loss)		(2,596,247)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,308,665)
Assets and liabilities in foreign currencies	12
Total change in net unrealized appreciation (depreciation)		(1,308,653)
Net gain (loss)		(3,904,900)
Net increase (decrease) in net assets resulting from operations		$ (3,977,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (72,958)	$ (34,795)
Net realized gain (loss)	(2,596,247)	(816,579)
Change in net unrealized appreciation (depreciation)	(1,308,653)	(243,074)
Net increase (decrease) in net assets resulting from operations	(3,977,858)	(1,094,448)
Share transactions - net increase (decrease)	(103,857)	8,239,212
Redemption fees	7,313	5,521
Total increase (decrease) in net assets	(4,074,402)	7,150,285
Net Assets
Beginning of period	7,150,285	-
End of period	$ 3,075,883	$ 7,150,285

Financial Highlights - Class A

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)
Net realized and unrealized gain (loss)	(4.40)	(1.57)
Total from investment operations	(4.45)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.96	$ 8.40
Total Return B,C,D	(52.86)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.97%	6.46% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.40%	1.45% A
Net investment income (loss)	(.85)%	(.74)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 371	$ 934
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.05)
Net realized and unrealized gain (loss)	(4.39)	(1.56)
Total from investment operations	(4.46)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.95	$ 8.40
Total Return B,C,D	(52.98)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.36%	6.66% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.64%	1.70% A
Net investment income (loss)	(1.10)%	(.99)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 775	$ 2,131
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)
Net realized and unrealized gain (loss)	(4.36)	(1.57)
Total from investment operations	(4.46)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.92	$ 8.37
Total Return B,C,D	(53.17)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.62%	7.21% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	2.20% A
Net investment income (loss)	(1.60)%	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,162	$ 2,236
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)
Net realized and unrealized gain (loss)	(4.36)	(1.57)
Total from investment operations	(4.46)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.92	$ 8.37
Total Return B,C,D	(53.17)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.49%	7.09% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	2.20% A
Net investment income (loss)	(1.60)%	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 667	$ 1,566
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)
Net realized and unrealized gain (loss)	(4.41)	(1.56)
Total from investment operations	(4.45)	(1.59)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 3.98	$ 8.42
Total Return B,C	(52.73)%	(15.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	4.24%	5.95% A
Expenses net of voluntary waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	1.20% A
Net investment income (loss)	(.60)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 100	$ 283
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 16,346
Unrealized depreciation	(1,653,696)
Net unrealized appreciation (depreciation)	(1,637,350)
Capital loss carryforward	(1,928,921)
Total Distributable earnings	$ (3,566,271)
Cost for federal income tax purposes	$ 4,556,351

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 1,615	$ 317	$ -
Class T	.25%	.25%	9,204	606	-
Class B	.75%	.25%	16,907	12,994	-
Class C	.75%	.25%	11,882	7,726	-
			$ 39,608	$ 21,643	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,903	$ 817
Class T	5,532	1,462
Class B*	164,553	164,553
Class C*	328	328
	$ 172,316	$ 167,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 4,933.76
Class T	16,475.90
Class B	11,242.66
Class C	6,311.53
Institutional Class	613.28
	$ 39,574

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,002 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Developing Communications

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. Certain security trades were directed to brokers who paid $6,026 of the fund's expenses.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 22,438
Class T	1.75%	66,309
Class B	2.25%	57,056
Class C	2.25%	38,479
Institutional Class	1.25%	6,482
		$ 190,764

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001A	2002	2001A
Class A
Shares sold	37,945	117,996	$ 256,744	$ 1,134,722
Shares redeemed	(55,465)	(6,918)	(371,168)	(52,114)
Net increase (decrease)	(17,520)	111,078	$ (114,424)	$ 1,082,608
Class T
Shares sold	430,469	311,492	$ 3,144,267	$ 3,017,250
Shares redeemed	(487,847)	(57,786)	(3,238,975)	(498,638)
Net increase (decrease)	(57,378)	253,706	$ (94,708)	$ 2,518,612
Class B
Shares sold	123,397	285,790	$ 793,175	$ 2,676,313
Shares redeemed	(93,655)	(18,661)	(624,192)	(155,990)
Net increase (decrease)	29,742	267,129	$ 168,983	$ 2,520,323
Class C
Shares sold	88,163	203,890	$ 595,984	$ 1,925,025
Shares redeemed	(104,959)	(16,731)	(613,321)	(142,698)
Net increase (decrease)	(16,796)	187,159	$ (17,337)	$ 1,782,327
Institutional Class
Shares sold	14,871	34,115	$ 111,566	$ 338,272
Shares redeemed	(23,323)	(480)	(157,937)	(2,930)
Net increase (decrease)	(8,452)	33,635	$ (46,371)	$ 335,342

A Share transactions for the period December 27, 2000 (commencement of operations) to July 31, 2001.

Developing Communications

Advisor Electronics Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL A	-42.10%	-44.30%
Fidelity Adv Electronics - CL A (incl. 5.75% sales charge)	-45.43%	-47.50%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL A	-42.10%	-30.76%
Fidelity Adv Electronics - CL A (incl. 5.75% sales charge)	-45.43%	-33.29%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have been $5,250 - a 47.50% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Electronics Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL T	-42.31%	-44.50%
Fidelity Adv Electronics - CL T (incl. 3.50% sales charge)	-44.33%	-46.44%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL T	-42.31%	-30.92%
Fidelity Adv Electronics - CL T (incl. 3.50% sales charge)	-44.33%	-32.44%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have been $5,356 - a 46.44% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Electronics Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL B	-42.50%	-44.80%
Fidelity Adv Electronics - CL B (incl. contingent deferred sales charge)	-45.38%	-47.01%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL B	-42.50%	-31.15%
Fidelity Adv Electronics - CL B (incl. contingent deferred sales charge)	-45.38%	-32.89%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $5,299 - a 47.01% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Electronics Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL C	-42.54%	-44.90%
Fidelity Adv Electronics - CL C (incl. contingent deferred sales charge)	-43.12%	-44.90%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL C	-42.54%	-31.23%
Fidelity Adv Electronics - CL C (incl. contingent deferred sales charge)	-43.12%	-31.23%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $5,510 - a 44.90% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Electronics Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Praveen Abichandani, Portfolio Manager of Fidelity Advisor Electronics Fund

Q. How did the fund perform, Praveen?

A. During the 12-month period ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares were down 42.10%, 42.31%, 42.50% and 42.54%, respectively. In comparison, the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector - fell 44.25%. During the same period, the Standard & Poor's 500 Index declined 23.63%.

Q. Why did technology stocks underperform the broader market by such a wide margin during the past year?

A. Technology stocks were punished because corporate demand for new technology continued to decline. Facing the difficulty of maintaining their earnings growth against the backdrop of a sluggish economy, corporations looking to reduce expenses often chose to cut their technology spending. For technology manufacturers, slowing demand hurt business, as inventories piled up and profits waned. As a sector, the valuations of technology stocks plummeted relative both to the group's average and to the broader market during the past three-to-five years. Taking a chronological look at the period, tech stocks experienced a nice rally from the fourth quarter of 2001 to the spring of 2002, as seasonal sales of personal computers, video games and consumer electronics were stronger than expected. During the early summer of 2002, however, a continuous stream of corporate accounting investigations damaged investor confidence and caused a vicious sell-off in the broader market. Electronics stocks were hit particularly hard during this downturn, as investors began to price-in a longer delay in the recovery of corporate capital spending on technology.

Q. What factors enabled the fund to outperform the Goldman Sachs index?

A. Overweighting better-performing companies in the semiconductor equipment area gave the fund its biggest advantage. Although our collective return in this group of stocks was negative, our holdings held up more than four percentage points better than the Goldman Sachs index. Elsewhere, having less exposure to electronic contract manufacturers - at about one-half the index weighting - was helpful, as this group was among the worst performing areas of the technology sector.

Q. What strategies did you pursue since taking over the fund on March 1?

A. The driving mission behind electronics companies is to produce smaller, cheaper and faster semiconductors, which are the electronic engine behind everything from personal computers and automobiles to televisions, washing machines and garage door openers. I increased the fund's exposure to certain semiconductor equipment companies - those that make the machines that produce semiconductors - because there are fundamental changes going on in the industry related to the materials used in semiconductor production. For instance, a few companies - such as fund holdings KLA-Tencor, Novellus and Cymer - led the pack in manufacturing new equipment compatible with new materials used to produce semiconductors that offer more conductivity, but use less power. More specifically, the industry is beginning to shift toward the use of copper as a more effective conductor than aluminum, which has been the industry standard for years. Novellus was early in producing the equipment that can handle copper for semiconductor production. Additionally, Cymer was the industry's dominant player in producing innovative laser light sources used by equipment manufacturers. I owned these companies because I believed their leadership positioning on new products could be rewarded when the next sustained rebound in the semiconductor cycle occurs. Further, the ongoing need for semiconductor manufacturers to purchase the machines that make smaller, cheaper and faster semiconductors could help these equipment companies perform well even if the rate of corporate and consumer spending remains flat.

Q. What holdings stood out as top performers? What were some of the disappointments?

A. South Korea-based Samsung Electronics benefited from its increasing market share in wireless handsets and the relatively strong South Korean economy. Automation factory PRI Automation, another contributor, was acquired by competitor Brooks Automation for a premium and PRI's stock moved higher. In terms of disappointments, NVIDIA, a maker of graphic chips, experienced weaker-than-expected demand for its products and heightened competition. Contract manufacturer Flextronics International suffered from slowing demand for its manufacturing capabilities due to the industry's poor business climate.

Q. What's your outlook for technology stocks, Praveen?

A. Despite owning companies positioned nicely for new product cycles, returns for the industry could remain volatile for some time until corporate profits improve and corporate information technology spending increases. Going forward, the fund will continue to emphasize my best ideas, meaning companies that I believe have limited downside to the industry's cyclical nature due to their innovative technology, strong balance sheets and financial liquidity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2002, more than $35 million

Manager: Praveen Abichandani, since March 2002; joined Fidelity in 1998

Annual Report

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
KLA-Tencor Corp.	10.1
Applied Materials, Inc.	8.3
Novellus Systems, Inc.	3.8
Intel Corp.	3.6
Motorola, Inc.	3.0
Texas Instruments, Inc.	2.9
Cymer, Inc.	2.8
ASML Holding NV (NY Shares)	2.6
LTX Corp.	2.5
ASM International NV	2.4
42.0
Top Industries as of July 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	79.3%
Electronic Equipment & Instruments	7.7%
Communications Equipment	4.4%
Software	3.7%
Computers & Peripherals	1.3%
All Others*	3.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Electronics Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 4.4%
Avocent Corp. (a)	2,000	$ 30,060
Brocade Communications System, Inc. (a)	14,500	271,875
Emulex Corp. (a)	6,000	138,960
Motorola, Inc.	92,800	1,076,480
Nokia Corp. sponsored ADR	5,410	67,084
TOTAL COMMUNICATIONS EQUIPMENT		1,584,459
COMPUTERS & PERIPHERALS - 1.3%
Apple Computer, Inc. (a)	11,900	181,594
NEC Corp. ADR	4,500	27,315
Quanta Computer, Inc.	109,250	273,451
TOTAL COMPUTERS & PERIPHERALS		482,360
ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.7%
Agilent Technologies, Inc. (a)	38,250	722,160
Amphenol Corp. Class A (a)	8,280	311,742
Arrow Electronics, Inc. (a)	14,900	254,343
AVX Corp.	8,000	104,960
Celestica, Inc. (sub. vtg.) (a)	15,570	327,613
Cognex Corp. (a)	10,400	159,848
Flextronics International Ltd. (a)	18,600	147,312
Jabil Circuit, Inc. (a)	10,000	177,900
Plexus Corp. (a)	11,700	162,630
Solectron Corp. (a)	24,000	96,000
Veeco Instruments, Inc. (a)	8,800	119,680
Vishay Intertechnology, Inc. (a)	10,100	172,205
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,756,393
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 78.0%
Advanced Energy Industries, Inc. (a)	2,410	35,596
Advanced Micro Devices, Inc. (a)	29,040	233,191
Agere Systems, Inc. Class A (a)	16,300	30,970
Analog Devices, Inc. (a)	27,150	654,315
Applied Materials, Inc. (a)	200,660	2,983,814
ASM International NV (a)	62,500	880,625
ASML Holding NV (NY Shares) (a)	79,500	942,075
Atmel Corp. (a)	20,400	64,260
ATMI, Inc. (a)	45,413	820,613
Axcelis Technologies, Inc. (a)	29,200	233,600
Brooks-PRI Automation, Inc. (a)	10,988	208,992
Chartered Semiconductor Manufacturing Ltd. ADR (a)	20,300	337,792
Cohu, Inc.	22,200	340,326
Credence Systems Corp. (a)	20,700	283,590
Cymer, Inc. (a)	36,500	1,021,635
Cypress Semiconductor Corp. (a)	11,700	134,316
DuPont Photomasks, Inc. (a)	19,400	491,402
Fairchild Semiconductor International, Inc. Class A (a)	45,700	814,831
FEI Co. (a)	5,000	91,400

	Shares	Value (Note 1)
Helix Technology, Inc.	12,540	$ 159,383
Integrated Circuit Systems, Inc. (a)	300	5,271
Integrated Device Technology, Inc. (a)	10,250	131,200
Integrated Silicon Solution, Inc. (a)	17,400	96,918
Intel Corp.	69,690	1,309,475
International Rectifier Corp. (a)	7,600	175,256
Intersil Corp. Class A (a)	840	18,304
KLA-Tencor Corp. (a)	91,890	3,619,546
Kulicke & Soffa Industries, Inc. (a)	27,800	182,924
LAM Research Corp. (a)	48,130	591,999
Lattice Semiconductor Corp. (a)	27,800	180,728
Linear Technology Corp.	15,540	420,823
LSI Logic Corp. (a)	81,480	635,544
LTX Corp. (a)	92,530	908,645
Marvell Technology Group Ltd. (a)	21,200	402,800
Maxim Integrated Products, Inc. (a)	10,254	360,736
Micrel, Inc. (a)	8,700	99,789
Microchip Technology, Inc. (a)	18,150	399,663
Micron Technology, Inc. (a)	35,360	689,166
MKS Instruments, Inc. (a)	11,500	195,500
National Semiconductor Corp. (a)	18,960	343,366
Novellus Systems, Inc. (a)	50,020	1,350,040
NVIDIA Corp. (a)	32,600	360,882
Oak Technology, Inc. (a)	6,500	25,025
Photronics, Inc. (a)	42,000	510,720
QLogic Corp. (a)	9,200	374,900
RF Micro Devices, Inc. (a)	8,300	55,278
Rudolph Technologies, Inc. (a)	10,000	151,820
Samsung Electronics Co. Ltd.	740	208,871
Semtech Corp. (a)	11,700	230,022
Silicon Laboratories, Inc. (a)	8,100	222,831
Silicon Storage Technology, Inc. (a)	41,500	221,610
Siliconix, Inc. (a)	1,800	42,498
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	37,510	342,091
Teradyne, Inc. (a)	39,030	585,450
Texas Instruments, Inc.	44,480	1,029,712
United Microelectronics Corp. sponsored ADR	55,605	330,294
Virage Logic Corp. (a)	9,920	104,259
Xilinx, Inc. (a)	20,620	395,698
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		28,072,380
SOFTWARE - 3.7%
BEA Systems, Inc. (a)	3,300	18,315
Cadence Design Systems, Inc. (a)	34,483	429,313
Microsoft Corp. (a)	11,000	527,780
Network Associates, Inc. (a)	4,100	49,815
Synopsys, Inc. (a)	1,500	64,155
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Vastera, Inc. (a)	19,800	$ 38,610
VERITAS Software Corp. (a)	11,500	193,545
TOTAL SOFTWARE		1,321,533
TOTAL COMMON STOCKS (Cost $54,832,279)		34,217,125
Convertible Bonds - 1.3%
Ratings (unaudited)		Principal Amount
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
Advanced Energy Industries, Inc. 5% 9/1/06 (c) (Cost $589,775)	-	$ 570,000	458,850
Money Market Funds - 4.8%
	Shares
Fidelity Cash Central Fund, 1.84% (b) (Cost $1,748,619)	1,748,619	1,748,619
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $57,170,673)		36,424,594
NET OTHER ASSETS - (1.2)%		(430,407)
NET ASSETS - 100%		$ 35,994,187
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $458,850 or 1.3% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $51,464,045 and $23,852,009, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,112 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Netherlands	5.0
Taiwan	2.6
Singapore	1.3
Bermuda	1.1
Others (individually less than 1%)	1.8
100.0%
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $5,873,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $1,889,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $563,600) (cost $57,170,673) - See accompanying schedule		$ 36,424,594
Foreign currency held at value (cost $ 121,121)		124,186
Receivable for fund shares sold		213,262
Dividends receivable		3,094
Interest receivable		15,371
Other receivables		25
Total assets		36,780,532
Liabilities
Payable to custodian bank	$ 40,000
Payable for fund shares redeemed	51,769
Accrued management fee	24,300
Distribution fees payable	24,257
Other payables and accrued expenses	46,019
Collateral on securities loaned, at value	600,000
Total liabilities		786,345
Net Assets		$ 35,994,187
Net Assets consist of:
Paid in capital		$ 64,937,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,200,085)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(20,743,009)
Net Assets		$ 35,994,187
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,912,281 ÷ 882,222 shares)		$ 5.57
Maximum offering price per share (100/94.25 of $5.57)		$ 5.91
Class T: Net Asset Value and redemption price per share ($11,615,093 ÷ 2,091,377 shares)		$ 5.55
Maximum offering price per share (100/96.50 of $5.55)		$ 5.75
Class B: Net Asset Value and offering price per share ($8,362,185 ÷ 1,515,353 shares) A		$ 5.52
Class C: Net Asset Value and offering price per share ($9,921,041 ÷ 1,801,096 shares) A		$ 5.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,183,587 ÷ 211,532 shares)		$ 5.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 38,596
Interest		119,519
Security lending		6,049
Total income		164,164
Expenses
Management fee	$ 270,605
Transfer agent fees	178,383
Distribution fees	341,198
Accounting and security lending fees	62,464
Non-interested trustees' compensation	156
Custodian fees and expenses	7,724
Registration fees	81,888
Audit	27,999
Legal	295
Miscellaneous	24,091
Total expenses before reductions	994,803
Expense reductions	(71,856)	922,947
Net investment income (loss)		(758,783)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(6,122,182)
Foreign currency transactions	(544)
Total net realized gain (loss)		(6,122,726)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,049,137)
Assets and liabilities in foreign currencies	3,767
Total change in net unrealized appreciation (depreciation)		(20,045,370)
Net gain (loss)		(26,168,096)
Net increase (decrease) in net assets resulting from operations		$ (26,926,879)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (758,783)	$ (154,332)
Net realized gain (loss)	(6,122,726)	(2,077,945)
Change in net unrealized appreciation (depreciation)	(20,045,370)	(697,639)
Net increase (decrease) in net assets resulting from operations	(26,926,879)	(2,929,916)
Share transactions - net increase (decrease)	25,643,371	40,154,133
Redemption fees	39,930	13,548
Total increase (decrease) in net assets	(1,243,578)	37,237,765
Net Assets
Beginning of period	37,237,765	-
End of period	$ 35,994,187	$ 37,237,765

Financial Highlights - Class A

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.04)
Net realized and unrealized gain (loss)	(3.96)	(.35)
Total from investment operations	(4.06)	(.39)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.57	$ 9.62
Total Return B, C, D	(42.10)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68%	2.57% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.49%	1.49% A
Net investment income (loss)	(1.14)%	(.77)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,912	$ 3,400
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.06)
Net realized and unrealized gain (loss)	(3.96)	(.33)
Total from investment operations	(4.08)	(.39)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.55	$ 9.62
Total Return B, C, D	(42.31)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.91%	2.81% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.74%	1.74% A
Net investment income (loss)	(1.39)%	(1.02)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,615	$ 11,493
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.16)	(.08)
Net realized and unrealized gain (loss)	(3.93)	(.33)
Total from investment operations	(4.09)	(.41)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.52	$ 9.60
Total Return B, C, D	(42.50)%	(4.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.43%	3.34% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.24%	2.24% A
Net investment income (loss)	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,362	$ 10,941
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.16)	(.09)
Net realized and unrealized gain (loss)	(3.93)	(.33)
Total from investment operations	(4.09)	(.42)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.51	$ 9.59
Total Return B, C, D	(42.54)%	(4.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.34%	3.25% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.24%	2.24% A
Net investment income (loss)	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,921	$ 10,782
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.03)
Net realized and unrealized gain (loss)	(3.97)	(.34)
Total from investment operations	(4.05)	(.37)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 5.60	$ 9.64
Total Return B, C	(41.91)%	(3.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.31%	2.16% A
Expenses net of voluntary waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.24%	1.24% A
Net investment income (loss)	(.89)%	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,184	$ 622
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 389,296
Unrealized depreciation	(21,570,262)
Net unrealized appreciation (depreciation)	(21,180,966)
Capital loss carryforward	(5,872,965)
Total Distributable earnings	$ (27,053,931)
Cost for federal income tax purposes	$ 57,605,560

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 13,435	$ 197	$ -
Class T	.25%	.25%	72,760	80	-
Class B	.75%	.25%	128,779	96,672	-
Class C	.75%	.25%	126,224	80,483	-
			$ 341,198	$ 177,432	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 30,844	$ 20,733
Class T	32,161	13,732
Class B*	58,741	58,741
Class C*	6,757	6,757
	$ 128,503	$ 99,963

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 22,500.42
Class T	57,159.39
Class B	53,425.41
Class C	41,589.33
Institutional Class	3,710.30
	$ 178,383

Electronics

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $95,760 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 9,618
Class T	1.75%	22,082
Class B	2.25%	23,014
Class C	2.25%	10,987
Institutional Class	1.25%	759
		$ 66,460

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Other expense reductions	Custody expense reduction
Fund level	$ 5,309	$ 87

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
Class A	2002	2001 A	2002	2001 A
Shares sold	999,305	491,279	$ 8,904,978	$ 4,969,285
Shares redeemed	(470,520)	(137,842)	(3,838,805)	(1,328,484)
Net increase (decrease)	528,785	353,437	$ 5,066,173	$ 3,640,801
Class T
Shares sold	1,743,701	1,305,484	$ 15,588,485	$ 13,533,627
Shares redeemed	(847,306)	(110,502)	(6,546,434)	(1,015,624)
Net increase (decrease)	896,395	1,194,982	$ 9,042,051	$ 12,518,003
Class B
Shares sold	1,607,833	1,196,956	$ 13,351,139	$ 12,121,127
Shares redeemed	(1,231,848)	(57,588)	(9,505,855)	(558,588)
Net increase (decrease)	375,985	1,139,368	$ 3,845,284	$ 11,562,539
Class C
Shares sold	1,181,194	1,205,953	$ 10,313,668	$ 12,522,350
Shares redeemed	(504,804)	(81,247)	(3,838,274)	(782,650)
Net increase (decrease)	676,390	1,124,706	$ 6,475,394	$ 11,739,700
Institutional Class
Shares sold	211,542	72,232	$ 1,742,873	$ 770,077
Shares redeemed	(64,561)	(7,681)	(528,404)	(76,987)
Net increase (decrease)	146,981	64,551	$ 1,214,469	$ 693,090

A Share transactions are for the period December 27, 2000 (commencement of operations) to July 31, 2001.

Electronics

Advisor Financial Services Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL A	-12.16%	32.56%	100.64%
Fidelity Adv Financial Services - CL A (incl. 5.75% sales charge)	-17.21%	24.94%	89.10%
S&P 500	-23.63%	2.23%	51.66%
GS Financial Services	-10.94%	30.95%	116.13%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL A	-12.16%	5.80%	12.50%
Fidelity Adv Financial Services - CL A (incl. 5.75% sales charge)	-17.21%	4.55%	11.38%
S&P 500	-23.63%	0.44%	7.30%
GS Financial Services	-10.94%	5.54%	13.93%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $18,910 - an 89.10% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $21,613 - a 116.13% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Financial Services Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL T	-12.39%	31.01%	97.76%
Fidelity Adv Financial Services - CL T (incl. 3.50% sales charge)	-15.45%	26.42%	90.84%
S&P 500	-23.63%	2.23%	51.66%
GS Financial Services	-10.94%	30.95%	116.13%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL T	-12.39%	5.55%	12.23%
Fidelity Adv Financial Services - CL T (incl. 3.50% sales charge)	-15.45%	4.80%	11.56%
S&P 500	-23.63%	0.44%	7.30%
GS Financial Services	-10.94%	5.54%	13.93%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $19,084 - a 90.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $21,613 - a 116.13% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Financial Services Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL B	-12.85%	27.66%	92.32%
Fidelity Adv Financial Services - CL B (incl. contingent deferred sales charge)	-17.21%	25.66%	91.32%
S&P 500	-23.63%	2.23%	51.66%
GS Financial Services	-10.94%	30.95%	116.13%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL B	-12.85%	5.00%	11.70%
Fidelity Adv Financial Services - CL B (incl. contingent deferred sales charge)	-17.21%	4.67%	11.60%
S&P 500	-23.63%	0.44%	7.30%
GS Financial Services	-10.94%	5.54%	13.93%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $19,132 - a 91.32% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $21,613 - a 116.13% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Financial Services Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL C	-12.77%	27.64%	92.29%
Fidelity Adv Financial Services - CL C (incl. contingent deferred sales charge)	-13.64%	27.64%	92.29%
S&P 500	-23.63%	2.23%	51.66%
GS Financial Services	-10.94%	30.95%	116.13%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL C	-12.77%	5.00%	11.70%
Fidelity Adv Financial Services - CL C (incl. contingent deferred sales charge)	-13.64%	5.00%	11.70%
S&P 500	-23.63%	0.44%	7.30%
GS Financial Services	-10.94%	5.54%	13.93%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $19,229 - a 92.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $21,613 - a 116.13% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Financial Services Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeffrey Feingold, Portfolio Manager of Fidelity Advisor Financial Services Fund

Q. How did the fund perform, Jeff?

A. For the 12 months that ended July 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of -12.16%, -12.39%, -12.85% and -12.77%, respectively. During the same period, the Goldman Sachs Financial Services Index - an index of 249 stocks designed to measure the performance of companies in the financial services sector - declined 10.94%, while the Standard & Poor's 500 Index lost 23.63%.

Q. What were the principal factors affecting performance?

A. In a difficult period for equities in general, financial stocks tended to outperform the overall market. The performance leaders tended to be larger, well-established banks that benefited from widening profit margins from their traditional lending businesses. As a result of the aggressive cuts in short-term interest rates by the Federal Reserve Board, banks' borrowing costs were reduced. Despite problems in the economy, credit problems generally have been manageable. As a consequence, lending became more profitable. In contrast, investment banks and capital-market sensitive institutions performed poorly because of their exposure to equity-related businesses such as initial public offerings, mergers and acquisitions, and trading, all of which fell off substantially as the stock market declined. The fund's underperformance relative to the Goldman Sachs Financial Services Index was principally caused by a few of our larger positions in companies heavily involved in businesses other than banking. Fund holdings such as American International Group, for example, had good earnings, but nevertheless saw their valuations decline in line with other large-cap companies.

Q. What were your key strategies during the period?

A. I emphasized the large-cap, traditional lenders, whose earnings grew briskly because of the widening margin between their loan revenues and their borrowing costs. Although I reduced the fund's emphasis on capital-market sensitive companies, I still overweighted them. I also overweighted property-and-casualty companies because of their better earnings prospects arising from their improved pricing power in the wake of the terrorist attacks of September 11.

Q. What companies contributed positively to fund performance?

A. The large banking companies helped performance substantially in the low interest rate environment. The leading contributors included Bank One, Wachovia, Bank of America and Wells Fargo. Life insurance companies, such as AFLAC, also supported performance as investors were attracted by companies that showed they could increase earnings even as many other corporations reported earnings disappointments. USA Education - the parent company of student loan lender Sallie Mae - now known as SLM Corp., performed very strongly due to its strong loan and earnings growth.

Q. What were the major disappointments?

A. The investment bankers and brokers such as Merrill Lynch and Morgan Stanley performed poorly because of the fallout from declining equity markets. Similarly, large institutions such as Citigroup and J.P. Morgan Chase were hurt both because of their exposure to the capital markets and because of investors' anxieties surrounding their affiliations with corporations such as Enron. Some of these same anxieties undermined the stock price of American International Group, as I mentioned earlier, despite the company's strong fundamentals and healthy earnings growth.

Q. What's your outlook?

A. I'm cautiously optimistic about financial services stocks. As long as interest rates remain low and loan losses stay under control, the traditional banks still appear attractive. While the overall economy shows some signs of weakness, there don't appear to be signs of another meaningful dip in credit quality. I also am interested in property-and-casualty insurers, especially since their stocks recently have given back some of their price gains of the past several months. The strong pricing power of these insurers has greatly improved their long-term earnings prospects. Similarly, I may look for opportunities among specialty finance companies whose stock prices recently have slumped because of concerns about increased regulation and public scrutiny of their sub-prime lending businesses. As a result, I may find opportunities among quality companies whose stocks have fallen in the decline of the overall group. I also am attracted by the potential for brokers and investment banks over the next 12 to 18 months, even though they have detracted from performance recently. If the economy recovers and the equity markets rebound, their earnings growth prospects could improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $559 million

Manager: Jeffrey Feingold, since 2001; joined Fidelity in 1997

Annual Report

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
American International Group, Inc.	7.9
Bank of America Corp.	6.4
Citigroup, Inc.	4.5
Berkshire Hathaway, Inc. Class B	4.2
Bank One Corp.	4.0
Fannie Mae	3.9
Wachovia Corp.	3.7
J.P. Morgan Chase & Co.	3.3
Wells Fargo & Co.	3.3
American Express Co.	2.9
44.1
Top Industries as of July 31, 2002
% of fund's net assets
Banks	35.9%
Diversified Financials	33.7%
Insurance	24.7%
Real Estate	3.6%
Commercial Services & Supplies	2.0%
All Others*	0.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
BANKS - 35.9%
Bank of America Corp.	540,204	$ 35,923,566
Bank of Hawaii Corp.	53,500	1,499,605
Bank of New York Co., Inc.	55,760	1,785,435
Bank One Corp.	578,982	22,528,190
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	349,100	3,159,355
Banknorth Group, Inc.	65,800	1,673,952
City National Corp.	31,800	1,648,830
Commerce Bancorp, Inc., New Jersey	96,525	4,461,386
Commerce Bancshares, Inc.	27,100	1,107,035
Fifth Third Bancorp	174,000	11,496,180
FleetBoston Financial Corp.	368,876	8,557,923
Golden West Financial Corp.	65,200	4,286,900
Greater Bay Bancorp	194,400	4,716,144
Huntington Bancshares, Inc.	226,700	4,475,058
IBERIABANK Corp.	47,000	1,809,500
Investors Financial Services Corp.	47,600	1,464,652
Mellon Financial Corp.	85,100	2,261,958
National Bank of Canada	303,800	6,066,018
Northern Trust Corp.	34,400	1,370,152
PNC Financial Services Group, Inc.	34,400	1,449,960
Royal Bank of Canada	214,500	7,244,424
Silicon Valley Bancshares (a)	43,100	932,253
Sovereign Bancorp, Inc.	1,008,400	14,611,716
U.S. Bancorp, Delaware	292,645	6,259,677
UnionBanCal Corp.	103,497	4,488,665
Wachovia Corp.	579,920	20,761,136
Washington Mutual, Inc.	171,680	6,422,549
Wells Fargo & Co.	358,700	18,243,482
TOTAL BANKS		200,705,701
COMMERCIAL SERVICES & SUPPLIES - 2.0%
First Data Corp.	327,800	11,456,610
DIVERSIFIED FINANCIALS - 33.7%
A.G. Edwards, Inc.	25,000	860,000
Alliance Capital Management Holding LP	41,900	1,215,100
American Express Co.	459,300	16,194,918
Bear Stearns Companies, Inc.	24,300	1,463,346
Charles Schwab Corp.	544,426	4,872,613
Citigroup, Inc.	751,369	25,200,916
Countrywide Credit Industries, Inc.	147	7,469
Fannie Mae	288,435	21,600,897
Farmer Mac Class C (non-vtg.) (a)	139,600	3,671,480
Federated Investors, Inc. Class B (non-vtg.)	33,600	954,912
Freddie Mac	210,120	13,016,934
Goldman Sachs Group, Inc.	83,300	6,093,395

	Shares	Value (Note 1)
Household International, Inc.	212,957	$ 9,086,875
J.P. Morgan Chase & Co.	731,390	18,255,494
LaBranche & Co., Inc. (a)	30,000	600,600
Lehman Brothers Holdings, Inc.	226,900	12,867,499
MBNA Corp.	703,775	13,646,197
Merrill Lynch & Co., Inc.	306,700	10,933,855
Morgan Stanley	340,100	13,723,035
SLM Corp.	97,500	8,872,500
Stilwell Financial, Inc.	227,700	3,085,335
Van der Moolen Holding NV sponsored ADR	87,152	1,817,119
Waddell & Reed Financial, Inc. Class A	23,467	420,998
TOTAL DIVERSIFIED FINANCIALS		188,461,487
INSURANCE - 24.7%
ACE Ltd.	282,000	8,930,940
AFLAC, Inc.	195,500	6,140,655
Allmerica Financial Corp.	34,000	928,200
Allstate Corp.	334,500	12,714,345
AMBAC Financial Group, Inc.	45,250	2,852,108
American International Group, Inc.	687,960	43,974,402
Berkshire Hathaway, Inc. Class B (a)	10,294	23,542,378
Brown & Brown, Inc.	31,800	914,886
Canada Life Financial Corp.	101,900	2,189,182
Cincinnati Financial Corp.	55,030	2,206,153
Hartford Financial Services Group, Inc.	70,100	3,547,060
HCC Insurance Holdings, Inc.	29,800	671,990
Markel Corp. (a)	3,700	749,250
MBIA, Inc.	38,100	1,889,379
MetLife, Inc.	323,400	9,116,646
Old Republic International Corp.	153,500	4,832,180
Prudential Financial, Inc.	76,600	2,527,034
Radian Group, Inc.	39,400	1,804,520
RenaissanceRe Holdings Ltd.	154,200	6,013,800
Sun Life Financial Services of Canada, Inc.	161,200	2,879,517
TOTAL INSURANCE		138,424,625
REAL ESTATE - 3.6%
Apartment Investment & Management Co. Class A	69,600	3,129,216
Duke Realty Corp.	118,900	3,061,675
Equity Office Properties Trust	115,600	3,049,528
Equity Residential Properties Trust (SBI)	127,400	3,407,950
Pan Pacific Retail Properties, Inc.	34,200	1,181,610
Regency Centers Corp.	37,000	1,165,500
Vornado Realty Trust	115,200	5,016,960
TOTAL REAL ESTATE		20,012,439
TOTAL COMMON STOCKS (Cost $526,512,957)		559,060,862
Money Market Funds - 3.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.84% (b)	1,470,647	$ 1,470,647
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	20,392,958	20,392,958
TOTAL MONEY MARKET FUNDS (Cost $21,863,605)		21,863,605
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $548,376,562)		580,924,467
NET OTHER ASSETS - (3.8)%		(21,378,871)
NET ASSETS - 100%		$ 559,545,596
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $809,448,616 and $852,696,476, respectively.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $2,933,576.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $4,841,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $58,138 for the period.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $4,140,000 of which $876,000 and $3,264,000 will expire on July 31, 2007 and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $20,648,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

Class A, Class T and Institutional Class each designate 100% of the dividends distributed in September 2001 as qualifying for the dividends-received deduction for corporate shareholders. In addition, Class A, Class T and Institutional Class each designate 100% of the dividends distributed in December 2001 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $23,683,352) (cost $548,376,562) - See accompanying schedule		$ 580,924,467
Receivable for fund shares sold		622,850
Dividends receivable		405,079
Interest receivable		259
Redemption fees receivable		8
Other receivables		21,963
Total assets		581,974,626
Liabilities
Payable for fund shares redeemed	$ 1,291,348
Accrued management fee	274,656
Distribution fees payable	349,414
Other payables and accrued expenses	120,654
Collateral on securities loaned, at value	20,392,958
Total liabilities		22,429,030
Net Assets		$ 559,545,596
Net Assets consist of:
Paid in capital		$ 555,079,425
Undistributed net investment income		99,438
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,178,178)
Net unrealized appreciation (depre- ciation) on investments and assets and liabilities in foreign currencies		32,544,911
Net Assets		$ 559,545,596
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,474,627 ÷ 3,392,657 shares)		$ 17.83
Maximum offering price per share (100/94.25 of $17.83)		$ 18.92
Class T: Net Asset Value and redemption price per share ($169,429,295 ÷ 9,533,714 shares)		$ 17.77
Maximum offering price per share (100/96.50 of $17.77)		$ 18.41
Class B: Net Asset Value and offering price per share ($206,460,094 ÷ 11,796,989 shares) A		$ 17.50
Class C: Net Asset Value and offering price per share ($107,899,019 ÷ 6,169,115 shares) A		$ 17.49
Institutional Class: Net Asset Value, offering price and redemption price per share ($15,282,561 ÷ 851,618 shares)		$ 17.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 11,567,529
Interest		705,336
Security lending		78,793
Total income		12,351,658
Expenses
Management fee	$ 3,915,956
Transfer agent fees	2,148,189
Distribution fees	5,019,836
Accounting and security lending fees	215,387
Non-interested trustees' compensation	2,330
Custodian fees and expenses	22,414
Registration fees	65,267
Audit	34,031
Legal	5,560
Interest	757
Miscellaneous	291,203
Total expenses before reductions	11,720,930
Expense reductions	(281,118)	11,439,812
Net investment income (loss)		911,846
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(10,270,050)
Foreign currency transactions	(10,264)
Total net realized gain (loss)		(10,280,314)
Change in net unrealized appreciation (depreciation) on: Investment securities	(82,096,081)
Assets and liabilities in foreign currencies	(2,665)
Total change in net unrealized appreciation (depreciation)		(82,098,746)
Net gain (loss)		(92,379,060)
Net increase (decrease) in net assets resulting from operations		$ (91,467,214)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 911,846	$ 2,017,283
Net realized gain (loss)	(10,280,314)	8,564,131
Change in net unrealized appreciation (depreciation)	(82,098,746)	44,410,406
Net increase (decrease) in net assets resulting from operations	(91,467,214)	54,991,820
Distributions to shareholders from net investment income	(1,724,173)	(2,813,489)
Share transactions - net increase (decrease)	(96,420,869)	225,165,258
Redemption fees	36,637	121,493
Total increase (decrease) in net assets	(189,575,619)	277,465,082
Net Assets
Beginning of period	749,121,215	471,656,133
End of period (including undistributed net investment income of $99,438 and undistributed net investment income of $921,678, respectively)	$ 559,545,596	$ 749,121,215

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11
Income from Investment Operations
Net investment income (loss) C	.12	.15	.15	.12	.11
Net realized and unrealized gain (loss)	(2.60)	2.20	.73	(.31)	3.80
Total from investment operations	(2.48)	2.35	.88	(.19)	3.91
Distributions from net investment income	(.14)	(.19)	(.09)	(.06)	(.06)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	(.14)	(.19)	(.09)	(1.07)	(.29)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.83	$ 20.45	$ 18.29	$ 17.49	$ 18.74
Total Return A,B	(12.16)%	12.86%	5.12%	.69%	26.32%
Ratios to Average Net Assets D
Expenses before expense reductions	1.27%	1.20%	1.25%	1.24%	1.32%
Expenses net of voluntary waivers, if any	1.27%	1.20%	1.25%	1.24%	1.32%
Expenses net of all reductions	1.23%	1.18%	1.22%	1.23%	1.30%
Net investment income (loss)	.60%	.77%	.92%	.73%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,475	$ 78,115	$ 48,088	$ 27,440	$ 21,907
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07
Income from Investment Operations
Net investment income (loss) C	.07	.11	.12	.09	.07
Net realized and unrealized gain (loss)	(2.59)	2.19	.71	(.30)	3.78
Total from investment operations	(2.52)	2.30	.83	(.21)	3.85
Distributions from net investment income	(.09)	(.13)	(.05)	(.03)	(.04)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	(.09)	(.13)	(.05)	(1.04)	(.27)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.77	$ 20.38	$ 18.21	$ 17.42	$ 18.66
Total Return A,B	(12.39)%	12.64%	4.84%	.53%	25.96%
Ratios to Average Net Assets D
Expenses before expense reductions	1.49%	1.43%	1.47%	1.47%	1.52%
Expenses net of voluntary waivers, if any	1.49%	1.43%	1.47%	1.47%	1.52%
Expenses net of all reductions	1.45%	1.41%	1.44%	1.46%	1.50%
Net investment income (loss)	.38%	.54%	.70%	.50%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 169,429	$ 234,268	$ 179,862	$ 123,361	$ 118,608
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04
Income from Investment Operations
Net investment income (loss) C	(.03)	-	.03	-	(.02)
Net realized and unrealized gain (loss)	(2.55)	2.16	.70	(.29)	3.76
Total from investment operations	(2.58)	2.16	.73	(.29)	3.74
Distributions from net investment income	-	(.03)	-	(.02)	(.04)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	-	(.03)	-	(1.03)	(.27)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.50	$ 20.08	$ 17.95	$ 17.21	$ 18.52
Total Return A,B	(12.85)%	12.03%	4.30%	0.05%	25.29%
Ratios to Average Net Assets D
Expenses before expense reductions	2.01%	1.96%	2.01%	1.99%	2.06%
Expenses net of voluntary waivers, if any	2.01%	1.96%	2.01%	1.99%	2.06%
Expenses net of all reductions	1.97%	1.94%	1.98%	1.98%	2.04%
Net investment income (loss)	(.14)%	.01%	.16%	(.02)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,460	$ 269,612	$ 150,880	$ 94,072	$ 65,926
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.05	$ 17.96	$ 17.24	$ 18.56	$ 15.24
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.03	-	(.03)
Net realized and unrealized gain (loss)	(2.54)	2.15	.70	(.29)	3.57
Total from investment operations	(2.56)	2.16	.73	(.29)	3.54
Distributions from net investment income	-	(.07)	(.02)	(.03)	(.02)
Distributions from net realized gain	-	-	-	(1.01)	(.21)
Total distributions	-	(.07)	(.02)	(1.04)	(.23)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.49	$ 20.05	$ 17.96	$ 17.24	$ 18.56
Total Return A,B, F	(12.77)%	12.03%	4.30%	.07%	23.56%
Ratios to Average Net Assets D
Expenses before expense reductions	1.96%	1.92%	1.96%	1.95%	2.09% G
Expenses net of voluntary waivers, if any	1.96%	1.92%	1.96%	1.95%	2.09% G
Expenses net of all reductions	1.92%	1.90%	1.93%	1.94%	2.07% G
Net investment income (loss)	(.09)%	.05%	.21%	.02%	(.22)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,899	$ 149,160	$ 83,078	$ 36,552	$ 19,983
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

F Total returns for periods of less than one year are not annualized.

G Annualized

Financial Highlights - Institutional

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14
Income from Investment Operations
Net investment income (loss) B	.19	.22	.21	.18	.14
Net realized and unrealized gain (loss)	(2.62)	2.22	.72	(.30)	3.79
Total from investment operations	(2.43)	2.44	.93	(.12)	3.93
Distributions from net investment income	(.21)	(.24)	(.15)	(.08)	(.05)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	(.21)	(.24)	(.15)	(1.09)	(.28)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 17.95	$ 20.59	$ 18.39	$ 17.60	$ 18.80
Total Return A	(11.84)%	13.29%	5.40%	1.12%	26.39%
Ratios to Average Net Assets C
Expenses before expense reductions	.89%	.87%	.90%	.93%	1.14%
Expenses net of voluntary waivers, if any	.89%	.87%	.90%	.93%	1.14%
Expenses net of all reductions	.85%	.84%	.87%	.92%	1.13%
Net investment income (loss)	.98%	1.10%	1.27%	1.04%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,283	$ 17,966	$ 9,749	$ 11,956	$ 5,270
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 75,586,486
Unrealized depreciation	(46,382,350)
Net unrealized appreciation (depreciation)	29,204,136
Capital loss carryforward	(4,140,492)
Total Distributable earnings	$ 25,063,644
Cost for federal income tax purposes	$ 551,720,331

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 1,724,173

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expense paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 181,711	$ 100	$ 4,009
Class T	.26%	.25%	1,047,903	2,612	13,415
Class B	.75%	.25%	2,448,244	1,836,186	-
Class C	.75%	.25%	1,341,978	344,523	-
			$ 5,019,836	$ 2,183,421	$ 17,424

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 115,666	$ 56,055
Class T	113,302	33,977
Class B*	926,287	926,287
Class C*	44,278	44,278
	$ 1,199,533	$ 1,060,597

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 242,769.34
Class T	645,455.31
Class B	829,566.34
Class C	390,773.29
Institutional Class	39,626.22
	$ 2,148,189

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $705,303 for the period.

Financial Services

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund Level	$ 263,391	$ -	$ 303
Class A	-	4,009	-
Class T	-	13,415	-
	$ 263,391	$ 17,424	$ 303

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ 525,686	$ 575,989
Class T	996,103	1,395,636
Class B	-	290,651
Class C	-	384,886
Institutional Class	202,384	166,327
	$ 1,724,173	$ 2,813,489

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	826,333	2,229,649	$ 16,041,934	$ 45,208,146
Reinvestment of distributions	25,062	25,922	468,130	525,585
Shares redeemed	(1,278,731)	(1,065,178)	(24,341,613)	(21,516,449)
Net increase (decrease)	(427,336)	1,190,393	$ (7,831,549)	$ 24,217,282
Class T
Shares sold	1,627,023	6,355,261	$ 31,431,541	$ 129,152,149
Reinvestment of distributions	48,883	63,277	911,808	1,280,041
Shares redeemed	(3,637,246)	(4,799,502)	(68,303,312)	(94,002,311)
Net increase (decrease)	(1,961,340)	1,619,036	$ (35,959,963)	$ 36,429,879
Class B
Shares sold	1,693,698	6,989,430	$ 32,479,422	$ 139,848,398
Reinvestment of distributions	-	11,845	-	236,725
Shares redeemed	(3,326,341)	(1,978,622)	(61,510,110)	(39,095,522)
Net increase (decrease)	(1,632,643)	5,022,653	$ (29,030,688)	$ 100,989,601
Class C
Shares sold	1,025,625	4,101,875	$ 19,483,057	$ 81,876,910
Reinvestment of distributions	-	15,218	-	303,741
Shares redeemed	(2,294,067)	(1,306,184)	(42,780,187)	(25,740,056)
Net increase (decrease)	(1,268,442)	2,810,909	$ (23,297,130)	$ 56,440,595
Institutional Class
Shares sold	368,886	596,552	$ 7,257,261	$ 12,221,211
Reinvestment of distributions	5,884	4,018	110,481	81,850
Shares redeemed	(395,694)	(258,115)	(7,669,281)	(5,215,160)
Net increase (decrease)	(20,924)	342,455	$ (301,539)	$ 7,087,901

Financial Services

Advisor Health Care Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL A	-19.11%	37.84%	94.36%
Fidelity Adv Health Care - CL A (incl. 5.75% sales charge)	-23.76%	29.92%	83.18%
S&P 500	-23.63%	2.23%	51.66%
GS Health Care	-20.19%	41.55%	106.54%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL A	-19.11%	6.63%	11.90%
Fidelity Adv Health Care - CL A (incl. 5.75% sales charge)	-23.76%	5.37%	10.79%
S&P 500	-23.63%	0.44%	7.30%
GS Health Care	-20.19%	7.20%	13.06%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $18,318 - an 83.18% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $20,654 - a 106.54% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Health Care Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL T	-19.34%	36.21%	91.37%
Fidelity Adv Health Care - CL T (incl. 3.50% sales charge)	-22.16%	31.44%	84.67%
S&P 500	-23.63%	2.23%	51.66%
GS Health Care	-20.19%	41.55%	106.54%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL T	-19.34%	6.37%	11.61%
Fidelity Adv Health Care - CL T (incl. 3.50% sales charge)	-22.16%	5.62%	10.94%
S&P 500	-23.63%	0.44%	7.30%
GS Health Care	-20.19%	7.20%	13.06%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $18,467 - an 84.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $20,654 - a 106.54% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Health Care Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL B	-19.74%	32.65%	85.85%
Fidelity Adv Health Care - CL B (incl. contingent deferred sales charge)	-23.75%	30.65%	84.85%
S&P 500	-23.63%	2.23%	51.66%
GS Health Care	-20.19%	41.55%	106.54%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL B	-19.74%	5.81%	11.06%
Fidelity Adv Health Care - CL B (incl. contingent deferred sales charge)	-23.75%	5.49%	10.95%
S&P 500	-23.63%	0.44%	7.30%
GS Health Care	-20.19%	7.20%	13.06%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $18,485 - an 84.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $20,654 - a 106.54% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Health Care Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL C	-19.69%	32.66%	85.85%
Fidelity Adv Health Care - CL C (incl. contingent deferred sales charge)	-20.49%	32.66%	85.85%
S&P 500	-23.63%	2.23%	51.66%
GS Health Care	-20.19%	41.55%	106.54%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL C	-19.69%	5.81%	11.06%
Fidelity Adv Health Care - CL C (incl. contingent deferred sales charge)	-20.49%	5.81%	11.06%
S&P 500	-23.63%	0.44%	7.30%
GS Health Care	-20.19%	7.20%	13.06%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $18,585 - an 85.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $20,654 - a 106.54% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Health Care Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steven Calhoun, Portfolio Manager of Fidelity Advisor Health Care Fund

Q. How did the fund perform, Steve?

A. For the one-year period ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 19.11%, 19.34%, 19.74% and 19.69%, respectively. During the same period, the Goldman Sachs Health Care Index - an index of 116 stocks designed to measure the performance of companies in the health care sector - declined 20.19%, while the Standard & Poor's 500 Index lost 23.63%.

Q. What helped the fund outperform its benchmarks during the 12-month period?

A. The fund's outperformance of the Goldman Sachs index came primarily as a result of its underweighted positioning in pharmaceutical stocks, which declined during the period as the market weighed the impact of drug patent expirations and the influx of generic drugs on name-brand positioning. The fund's reduced exposure to the broader market, which suffered from a series of widely publicized corporate bankruptcies, accounted for its outperformance of the S&P 500.

Q. Have you made any changes since taking over as manager?

A. Yes, I have. When I took over in March, I made some significant changes to the fund's industry allocations that proved beneficial to fund performance. I reduced its exposure to pharmaceutical and biotechnology stocks, which performed poorly during the 12-month period and were largely responsible for the fund's negative return. To replace those positions, I added to medical technology, hospital and health maintenance organization (HMO) stocks. Toward the end of the period, I began to selectively add more pharmaceutical stocks as valuations and earnings estimates looked more appealing.

Q. Why did you add to the medical technology, hospital and HMO sectors?

A. In the medical tech sector, I saw two broad trends: the MADIT II Trial for ICDs and drug-coated stents. An ICD - Implantable Cardioverter Defibrillator - is a small device designed to control abnormal heart rhythms and, if needed, shock a too-rapid rhythm back to normal and prevent a heart attack. Sales estimates for ICDs are strong due to the MADIT II trial, which found that ICDs dramatically lowered heart attack risk and that the number of potential ICD patients doubled to approximately 600,000 annually. Regarding the second trend, drug-coated stents are expected to receive Food and Drug Administration (FDA) approval to be sold in the U.S. beginning in February 2003 at a significant price increase over current stent products. The new stents proved to be effective in lowering restenosis - the reblockage of arteries - and risk of infection after surgery. Usage of stents is expected to be high as surgeons realize its preventative benefits. Within the hospital sector, there's an interesting dynamic between the for-profit hospitals, which make up roughly 15% of the market, and the non-profit hospitals. Within the non-profit sector, 60% of the hospitals are losing money and are under pressure to reduce costs. As a result, some of them are closing. This bodes well for the for-profit hospitals that are making money and can add beds. Finally, HMOs continued to see positive pricing for their plans and, in fact, received price increases already in 2002, with additional increases expected in 2003.

Q. Which stocks helped fund performance? Which ones hurt returns?

A. Hospital stocks Tenet Healthcare and Triad Hospitals and HMO UnitedHealthcare were top contributors for the reasons I discussed earlier. Zimmer, a maker of orthopedic equipment, also made a positive contribution as it benefited from growing demand from baby boomers for hip and knee replacement surgery. The stock of Johnson & Johnson performed well upon expectation that the company will be the first to the market with drug-coated stents. Not owning pharmaceutical stock Eli Lilly, which suffered under FDA and manufacturing pressures, also helped performance. The negative contributors were found primarily in the troubled biotech sector due to high valuations and weaker-than-expected sales results. ImClone Systems, Enzon and MedImmune were some of the names that were hard hit by the sector's woes. The fund no longer owns ImClone, but, at the end of the period, continued to hold the others in hopes of a sector bounce back.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. The U.S. economy and dollar continued to weaken during the six-month period. A weaker U.S. currency may bode well for the health care sector, which historically performs well when the dollar weakens. This could also prove beneficial for health care company exports, as the weaker U.S. dollar may lead to more competitive pricing, particularly in Europe.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $908 million

Manager: Steven Calhoun, since March 2002; joined Fidelity in 1994

Annual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Johnson & Johnson	9.0
Pfizer, Inc.	8.3
Merck & Co., Inc.	8.1
Abbott Laboratories	6.6
Wyeth	5.7
Medtronic, Inc.	5.4
Bristol-Myers Squibb Co.	3.8
Baxter International, Inc.	3.5
UnitedHealth Group, Inc.	3.3
Pharmacia Corp.	3.2
56.9
Top Industries as of July 31, 2002
% of fund's net assets
Pharmaceuticals	52.7%
Health Care Equipment & Supplies	21.4%
Health Care Providers & Services	16.2%
Biotechnology	5.6%
Electronic Equipment & Instruments	0.3%
All Others*	3.8%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 5.6%
Biogen, Inc. (a)	200,700	$ 7,219,179
Enzon, Inc. (a)	41,600	940,160
Geneprot, Inc. (d)	43,000	473,000
Genzyme Corp. - General Division (a)	86,000	1,959,080
Gilead Sciences, Inc. (a)	411,500	12,538,405
IDEC Pharmaceuticals Corp. (a)	213,580	9,523,532
Invitrogen Corp. (a)	107,900	3,760,315
MedImmune, Inc. (a)	497,330	14,790,594
TOTAL BIOTECHNOLOGY		51,204,265
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Waters Corp. (a)	95,700	2,173,347
HEALTH CARE EQUIPMENT & SUPPLIES - 21.4%
Apogent Technologies, Inc. (a)	107,000	2,075,800
Baxter International, Inc.	796,300	31,780,333
Biomet, Inc.	790,275	20,491,831
Boston Scientific Corp. (a)	792,200	23,758,078
C.R. Bard, Inc.	46,500	2,514,255
CTI Molecular Imaging, Inc.	190,000	3,792,400
Hillenbrand Industries, Inc.	43,900	2,373,234
Medtronic, Inc.	1,219,596	49,271,678
Novoste Corp. (c)	12,500	56,250
St. Jude Medical, Inc. (a)	572,000	21,736,000
Stryker Corp.	225,300	11,404,686
Varian Medical Systems, Inc. (a)	251,200	10,500,160
Zimmer Holdings, Inc. (a)	390,690	14,545,389
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		194,300,094
HEALTH CARE PROVIDERS & SERVICES - 16.2%
Anthem, Inc.	302,900	20,560,852
Community Health Systems, Inc. (a)	179,700	4,447,575
HCA, Inc.	404,300	19,002,100
Health Management Associates, Inc. Class A (a)	351,100	7,102,753
Laboratory Corp. of America Holdings (a)	235,300	8,070,790
McKesson Corp.	40,000	1,316,800
Priority Healthcare Corp. Class B (a)	65,720	1,376,177
Tenet Healthcare Corp. (a)	413,100	19,684,215
Triad Hospitals, Inc. (a)	248,000	9,915,040
Trigon Healthcare, Inc. (a)	141,900	14,432,649
United Surgical Partners International, Inc. (a)	93,600	2,689,128
UnitedHealth Group, Inc.	344,000	30,155,040
Wellpoint Health Networks, Inc. (a)	116,300	8,315,450
TOTAL HEALTH CARE PROVIDERS & SERVICES		147,068,569
PHARMACEUTICALS - 52.7%
Abbott Laboratories	1,440,200	59,638,682
Allergan, Inc.	51,300	3,103,137

	Shares	Value (Note 1)
Barr Laboratories, Inc. (a)	173,000	$ 10,553,000
Bristol-Myers Squibb Co.	1,488,300	34,870,869
Forest Laboratories, Inc. (a)	119,300	9,242,171
Johnson & Johnson	1,546,362	81,957,186
King Pharmaceuticals, Inc. (a)	274,700	5,826,387
Merck & Co., Inc.	1,489,000	73,854,400
Pfizer, Inc.	2,324,700	75,204,045
Pharmacia Corp.	656,100	29,353,914
Schering-Plough Corp.	1,117,600	28,498,800
SICOR, Inc. (a)	319,300	5,092,835
Teva Pharmaceutical Industries Ltd. sponsored ADR	142,200	9,484,882
Wyeth	1,297,820	51,783,018
TOTAL PHARMACEUTICALS		478,463,326
TOTAL COMMON STOCKS (Cost $871,358,887)		873,209,601
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 1.84% (b)	19,148,188	19,148,188
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	18,344,652	18,344,652
TOTAL MONEY MARKET FUNDS (Cost $37,492,840)		37,492,840
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $908,851,727)	910,702,441
NET OTHER ASSETS - (0.3)%	(2,311,972)
NET ASSETS - 100%	$ 908,390,469
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $56,250 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 236,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,856,510,076 and $1,935,412,645, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $94,612 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $473,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $2,959,000. The weighted average interest rate was 1.82%. Interest expense includes $597 paid under the interfund lending program. At period end there were no interfund loans outstanding.

Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $78,668,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $25,881,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $18,508,598) (cost $908,851,727) - See accompanying schedule		$ 910,702,441
Receivable for investments sold		26,090,281
Receivable for fund shares sold		674,878
Dividends receivable		1,002,979
Interest receivable		16,627
Redemption fees receivable		58
Other receivables		22,263
Total assets		938,509,527
Liabilities
Payable for investments purchased	$ 8,817,561
Payable for fund shares redeemed	1,904,624
Accrued management fee	420,371
Distribution fees payable	523,723
Other payables and accrued expenses	108,127
Collateral on securities loaned, at value	18,344,652
Total liabilities		30,119,058
Net Assets		$ 908,390,469
Net Assets consist of:
Paid in capital		$ 1,032,847,787
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(126,308,053)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,850,735
Net Assets		$ 908,390,469
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,291,985 ÷ 6,257,395 shares)		$ 16.51
Maximum offering price per share (100/94.25 of $16.51)		$ 17.52
Class T: Net Asset Value and redemption price per share ($274,242,807 ÷ 16,810,210 shares)		$ 16.31
Maximum offering price per share (100/96.50 of $16.31)		$ 16.90
Class B: Net Asset Value and offering price per share ($334,055,818 ÷ 21,059,896 shares) A		$ 15.86
Class C: Net Asset Value and offering price per share ($160,876,892 ÷ 10,136,653 shares) A		$ 15.87
Institutional Class: Net Asset Value, offering price and redemption price per share ($35,922,967 ÷ 2,151,337 shares)		$ 16.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 10,280,383
Interest		1,319,440
Security lending		35,059
Total income		11,634,882
Expenses
Management fee	$ 6,689,743
Transfer agent fees	3,989,485
Distribution fees	8,407,683
Accounting and security lending fees	290,730
Non-interested trustees' compensation	3,989
Custodian fees and expenses	29,621
Registration fees	77,473
Audit	35,945
Legal	10,032
Interest	597
Miscellaneous	470,907
Total expenses before reductions	20,006,205
Expense reductions	(517,541)	19,488,664
Net investment income (loss)		(7,853,782)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(63,750,059)
Foreign currency transactions	(13,449)
Total net realized gain (loss)		(63,763,508)
Change in net unrealized appreciation (depreciation) on: Investment securities	(172,426,122)
Assets and liabilities in foreign currencies	828
Total change in net unrealized appreciation (depreciation)		(172,425,294)
Net gain (loss)		(236,188,802)
Net increase (decrease) in net assets resulting from operations		$ (244,042,584)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,853,782)	$ (4,959,564)
Net realized gain (loss)	(63,763,508)	(39,088,875)
Change in net unrealized appreciation (depreciation)	(172,425,294)	(5,665,198)
Net increase (decrease) in net assets resulting from operations	(244,042,584)	(49,713,637)
Distributions to shareholders from net realized gain	-	(58,970,382)
Share transactions - net increase (decrease)	(99,168,836)	300,434,785
Redemption fees	110,376	143,653
Total increase (decrease) in net assets	(343,101,044)	191,894,419
Net Assets
Beginning of period	1,251,491,513	1,059,597,094
End of period	$ 908,390,469	$ 1,251,491,513

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10
Income from Investment Operations
Net investment income (loss) C	(.04)	.01	.01	-	(.03)
Net realized and unrealized gain (loss)	(3.86)	(.50)	3.89	2.20	3.50
Total from investment operations	(3.90)	(.49)	3.90	2.20	3.47
Distributions from net realized gain	-	(1.12)	(.41)	(.39)	(.88)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 16.51	$ 20.41	$ 22.02	$ 18.52	$ 16.70
Total Return A, B	(19.11)%	(2.50)%	21.44%	13.80%	26.47%
Ratios to Average Net Assets D
Expenses before expense reductions	1.29%	1.19%	1.20%	1.23%	1.38%
Expenses net of voluntary waivers, if any	1.29%	1.19%	1.20%	1.23%	1.38%
Expenses net of all reductions	1.24%	1.17%	1.18%	1.21%	1.36%
Net investment income (loss)	(.23)%	.05%	.07%	.01%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,292	$ 136,304	$ 108,248	$ 66,142	$ 20,902
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05
Income from Investment Operations
Net investment income (loss) C	(.09)	(.04)	(.03)	(.04)	(.05)
Net realized and unrealized gain (loss)	(3.82)	(.49)	3.86	2.19	3.47
Total from investment operations	(3.91)	(.53)	3.83	2.15	3.42
Distributions from net realized gain	-	(1.12)	(.37)	(.37)	(.87)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 16.31	$ 20.22	$ 21.87	$ 18.40	$ 16.61
Total Return A, B	(19.34)%	(2.71)%	21.16%	13.54%	26.17%
Ratios to Average Net Assets D
Expenses before expense reductions	1.52%	1.43%	1.42%	1.46%	1.54%
Expenses net of voluntary waivers, if any	1.52%	1.43%	1.42%	1.46%	1.54%
Expenses net of all reductions	1.47%	1.41%	1.40%	1.43%	1.52%
Net investment income (loss)	(.46)%	(.18)%	(.15)%	(.21)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,243	$ 383,643	$ 361,351	$ 248,442	$ 124,652
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01
Income from Investment Operations
Net investment income (loss) C	(.18)	(.14)	(.13)	(.13)	(.14)
Net realized and unrealized gain (loss)	(3.72)	(.48)	3.80	2.17	3.45
Total from investment operations	(3.90)	(.62)	3.67	2.04	3.31
Distributions from net realized gain	-	(1.12)	(.34)	(.36)	(.86)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 15.86	$ 19.76	$ 21.50	$ 18.16	$ 16.47
Total Return A, B	(19.74)%	(3.20)%	20.53%	12.96%	25.40%
Ratios to Average Net Assets D
Expenses before expense reductions	2.02%	1.95%	1.94%	1.98%	2.13%
Expenses net of voluntary waivers, if any	2.02%	1.95%	1.94%	1.98%	2.13%
Expenses net of all reductions	1.98%	1.93%	1.93%	1.96%	2.12%
Net investment income (loss)	(.97)%	(.70)%	(.68)%	(.73)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,056	$ 456,851	$ 366,413	$ 225,441	$ 57,074
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.17	$ 16.49	$ 13.85
Income from Investment Operations
Net investment income (loss) C	(.17)	(.14)	(.12)	(.12)	(.12)
Net realized and unrealized gain (loss)	(3.72)	(.48)	3.80	2.17	3.39
Total from investment operations	(3.89)	(.62)	3.68	2.05	3.27
Distributions from net realized gain	-	(1.12)	(.36)	(.38)	(.63)
Redemption fees added to paid in capital C	-	-	.01	.01	-
Net asset value, end of period	$ 15.87	$ 19.76	$ 21.50	$ 18.17	$ 16.49
Total Return A, B	(19.69)%	(3.20)%	20.59%	13.04%	24.84%
Ratios to Average Net Assets D
Expenses before expense reductions	1.97%	1.91%	1.91%	1.95%	2.18%
Expenses net of voluntary waivers, if any	1.97%	1.91%	1.91%	1.95%	2.18%
Expenses net of all reductions	1.93%	1.89%	1.89%	1.92%	2.17%
Net investment income (loss)	(.92)%	(.66)%	(.64)%	(.70)%	(1.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,877	$ 229,494	$ 183,264	$ 109,372	$ 19,154
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12
Income from Investment Operations
Net investment income (loss) B	.02	.07	.07	.05	.03
Net realized and unrealized gain (loss)	(3.90)	(.50)	3.90	2.21	3.47
Total from investment operations	(3.88)	(.43)	3.97	2.26	3.50
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	(1.12)	(.41)	(.41)	(.90)
Total distributions	-	(1.12)	(.44)	(.41)	(.90)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 16.70	$ 20.58	$ 22.13	$ 18.59	$ 16.73
Total Return A	(18.85)%	(2.21)%	21.77%	14.17%	26.70%
Ratios to Average Net Assets C
Expenses before expense reductions	.95%	.91%	.93%	.97%	1.07%
Expenses net of voluntary waivers, if any	.95%	.91%	.93%	.97%	1.07%
Expenses net of all reductions	.90%	.89%	.92%	.95%	1.04%
Net investment income (loss)	.11%	.33%	.33%	.28%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,923	$ 45,200	$ 40,320	$ 33,540	$ 10,424
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 84,846,129
Unrealized depreciation	(104,754,257)
Net unrealized appreciation (depreciation)	(19,908,128)
Capital loss carry forward	(78,668,203)
Total distributable earnings	$ (98,576,331)
Cost for federal income tax purposes	$ 930,610,569

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with commissions
Class A	.01%	.25%	$ 325,113	$ 200	$ 8,836
Class T	.26%	.25%	1,769,415	8,556	21,547
Class B	.75%	.25%	4,227,283	3,170,522	-
Class C	.75%	.25%	2,085,872	436,936	-
			$ 8,407,683	$ 3,616,214	$ 30,383

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 278,408	$ 111,213
Class T	282,761	77,608
Class B*	1,455,072	1,455,072
Class C*	46,220	46,220
	$ 2,062,461	$ 1,690,113

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 466,070.37
Class T	1,220,131.35
Class B	1,524,367.36
Class C	647,280.31
Institutional Class	131,637.29
	$ 3,989,485

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Health Care

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,317,762 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction

Fund Level	$ 487,158	$ -
Class A		8,836
Class T		21,547
	$ 487,158	$ 30,383

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net realized gain
Class A	$ -	$ 6,105,797
Class T	-	19,508,059
Class B	-	20,768,204
Class C	-	10,520,844
Institutional Class	-	2,067,478
Total	$ -	$ 58,970,382

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	1,803,778	3,634,400	$ 34,895,741	$ 78,399,599
Reinvestment of distributions	-	259,758	-	5,680,495
Shares redeemed	(2,224,418)	(2,133,134)	(41,517,353)	(44,124,320)
Net increase (decrease)	(420,640)	1,761,024	$ (6,621,612)	$ 39,955,774
Class T
Shares sold	3,546,811	6,955,460	$ 67,960,812	$$ 148,496,594
Reinvestment of distributions	-	848,077	-	18,382,545
Shares redeemed	(5,711,512)	(5,352,895)	(104,123,285)	(111,362,709)
Net increase (decrease)	(2,164,701)	2,450,642	$ (36,162,473)	$ 55,516,430
Class B
Shares sold	3,374,262	8,603,059	$ 63,623,658	$ 180,903,165
Reinvestment of distributions	-	823,866	-	17,545,977
Shares redeemed	(5,437,068)	(3,345,428)	(95,577,303)	(68,223,620)
Net increase (decrease)	(2,062,806)	6,081,497	$ (31,953,645)	$ 130,225,522
Class C
Shares sold	1,741,205	4,772,898	$ 32,664,595	$ 100,652,585
Reinvestment of distributions	-	373,665	-	7,960,550
Shares redeemed	(3,219,274)	(2,056,651)	(57,077,533)	(41,921,796)
Net increase (decrease)	(1,478,069)	3,089,912	$ (24,412,938)	$ 66,691,339
Institutional Class
Shares sold	929,459	990,632	$ 18,501,044	$ 21,175,994
Reinvestment of distributions	-	66,318	-	1,456,998
Shares redeemed	(974,771)	(682,089)	(18,519,212)	(14,587,272)
Net increase (decrease)	(45,312)	374,861	$ (18,168)	$ 8,045,720

Health Care

Advisor Natural Resources Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. For the fiscal year ended July 31, 2002, Class A shares had a 12b-1 fee of 0.25%. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL A	-16.92%	4.73%	150.66%
Fidelity Adv Natural Resources - CL A (incl. 5.75% sales charge)	-21.70%	-1.29%	136.24%
S&P 500	-23.63%	2.23%	161.46%
GS Natural Resources	-19.01%	-8.88%	n/a *

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL A	-16.92%	0.93%	9.62%
Fidelity Adv Natural Resources - CL A (incl. 5.75% sales charge)	-21.70%	-0.26%	8.98%
S&P 500	-23.63%	0.44%	10.09%
GS Natural Resources	-19.01%	-1.84%	n/a *

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class A on July 31, 1992, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $23,624 - a 136.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,146 - a 161.46% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Natural Resources Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL T	-17.07%	3.84%	149.00%
Fidelity Adv Natural Resources - CL T (incl. 3.50% sales charge)	-19.97%	0.21%	140.29%
S&P 500	-23.63%	2.23%	161.46%
GS Natural Resources	-19.01%	-8.88%	n/a *

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL T	-17.07%	0.76%	9.55%
Fidelity Adv Natural Resources - CL T (incl. 3.50% sales charge)	-19.97%	0.04%	9.16%
S&P 500	-23.63%	0.44%	10.09%
GS Natural Resources	-19.01%	-1.84%	n/a *

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class T on July 31, 1992, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $24,029 - a 140.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,146 - a 161.46% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Natural Resources Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T and reflect a 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL B	-17.51%	1.09%	139.16%
Fidelity Adv Natural Resources - CL B (incl. con- tingent deferred sales charge)	-21.36%	-0.45%	139.16%
S&P 500	-23.63%	2.23%	161.46%
GS Natural Resources	-19.01%	-8.88%	n/a *

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL B	-17.51%	0.22%	9.11%
Fidelity Adv Natural Resources - CL B (incl. contingent deferred sales charge)	-21.36%	-0.09%	9.11%
S&P 500	-23.63%	0.44%	10.09%
GS Natural Resources	-19.01%	-1.84%	n/a *

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class B on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $23,916 - a 139.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,146 - a 161.46% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Natural Resources Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T and reflect a 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL C	-17.52%	0.89%	138.69%
Fidelity Adv Natural Resources - CL C (incl. con- tingent deferred sales charge)	-18.29%	0.89%	138.69%
S&P 500	-23.63%	2.23%	161.46%
GS Natural Resources	-19.01%	-8.88%	n/a *

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL C	-17.52%	0.18%	9.09%
Fidelity Adv Natural Resources - CL C (incl. contingent deferred sales charge)	-18.29%	0.18%	9.09%
S&P 500	-23.63%	0.44%	10.09%
GS Natural Resources	-19.01%	-1.84%	n/a *

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class C on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $23,869 - a 138.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,146 - a 161.46% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Natural Resources Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with John Porter, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. How did the fund perform, John?

A. In an extremely challenging environment, we managed to outperform our benchmarks. For the 12 months ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -16.92%, -17.07%, -17.51% and -17.52%, respectively. During the same period, the Goldman Sachs Natural Resources Index - an index of 112 stocks designed to measure the performance of companies in the natural resources sector - fell 19.01%, while the Standard & Poor's 500 Index returned -23.63%.

Q. Why did the fund outperform the indexes during the period?

A. A minimal exposure to energy traders was one of the most beneficial influences on our performance compared with the Goldman Sachs index. In the wake of the Enron scandal, the stocks of companies engaged in energy trading sold off sharply amid concerns about their profitability, their aggressive accounting tactics and lack of liquidity due to lowered debt ratings. Another positive factor was the fund's overweighting of energy services stocks, which performed comparatively well. Negative influences on our returns compared with the Goldman Sachs index included a lighter exposure to gold stocks, which surged in the second half of the period, as the U.S. dollar weakened and investors anticipated that low interest rates and a rebounding economy might spur inflation. Also detracting from relative performance was a relatively low weighting of exploration and production (E&P) companies. Looking at performance versus the S&P 500, the fund benefited from a lighter exposure to technology and a heavier weighting in energy services, E&P firms and integrated energy companies.

Q. What changes did you make since taking over the fund in March?

A. I added to the fund's holdings in the services and E&P segments. Although worldwide demand for crude oil and natural gas has been softer during the recent slowdown in economic activity, prices have remained firm, and even a modest recovery could boost demand for energy products significantly. In anticipation of firming demand, the large integrated energy companies and E&P firms have been beefing up their exploration budgets, which should benefit drillers and other services firms. On the supply side, the members of OPEC (the Organization of Petroleum Exporting Countries) have been fairly disciplined about sticking to their production quotas. Meanwhile, tension in the Middle East and the possibility of more terrorist activities helped to keep energy prices high, thereby encouraging exploration activity.

Q. Which stocks helped the fund's performance?

A. Noble Drilling, Weatherford and Smith International are services companies that benefited from the prospects for increased exploration activity. Suncor Energy was one of the few large integrated companies that performed relatively well in the wake of the Standard & Poor's announcement that I discuss below.

Q. Which stocks detracted from performance?

A. Enron was the largest detractor from absolute performance, although our underweighting in the stock actually had a positive effect on the fund's relative performance, and we sold the last of our position over a month before the company declared bankruptcy early in December 2001. Integrated energy companies ChevronTexaco, Royal Dutch Petroleum and BP also disappointed us. Early in July 2002, Standard & Poor's made the decision to remove all foreign companies from the S&P 500, which immediately prompted a sizable drop in the share price of Netherlands-based Royal Dutch Petroleum. Additionally, there was a spillover effect on many other companies in the energy sector. ChevronTexaco, for example, is based in San Francisco but still suffered a steep decline in sympathy with Royal Dutch. Fortunately, I underweighted Royal Dutch and a number of other large integrateds that performed poorly, which helped our relative performance. Another detractor, aluminum stock Alcoa, reflected the increasingly uncertain outlook for aluminum demand in response to faltering U.S. economic growth.

Q. What's your outlook, John?

A. Considerations on both the supply and demand sides provide reasons to like the energy sector, especially the services component. In the gold market, the yellow metal has had a good run, but further upside progress could be limited if the U.S. dollar stabilizes and inflation remains in check. I remain unenthusiastic about paper stocks, as producers have not been particularly proactive about limiting production. However, aluminum stocks could rebound nicely if the economy continues to strengthen.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 29, 1987

Size: as of July 31, 2002, more than $284 million

Manager: John Porter, since March 2002; joined Fidelity in 1995

Annual Report

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
ChevronTexaco Corp.	8.4
Phillips Petroleum Co.	4.7
Schlumberger Ltd. (NY Shares)	4.3
Conoco, Inc.	4.0
BP PLC sponsored ADR	3.8
Exxon Mobil Corp.	3.7
Alcoa, Inc.	3.2
Royal Dutch Petroleum Co. (NY Shares)	2.7
Weatherford International Ltd.	2.6
Baker Hughes, Inc.	2.4
39.8
Top Industries as of July 31, 2002
% of fund's net assets
Oil & Gas	47.6%
Energy Equipment & Services	31.2%
Metals & Mining	9.9%
Paper & Forest Products	4.7%
Gas Utilities	1.9%
All Others *	4.7%
* Includes short-term investments and net other assets.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.0%
McDermott International, Inc. (a)	150	$ 704
CONTAINERS & PACKAGING - 0.9%
Packaging Corp. of America (a)	67,400	1,280,600
Smurfit-Stone Container Corp. (a)	92,187	1,335,790
TOTAL CONTAINERS & PACKAGING		2,616,390
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	1,029,000	7
ENERGY EQUIPMENT & SERVICES - 31.2%
Baker Hughes, Inc.	255,150	6,838,020
BJ Services Co. (a)	116,300	3,708,807
Cal Dive International, Inc. (a)	30,500	584,990
Cooper Cameron Corp. (a)	90,500	3,890,595
Diamond Offshore Drilling, Inc.	108,200	2,531,880
Dril-Quip, Inc. (a)	14,100	249,570
ENSCO International, Inc.	220,800	5,707,680
Global Industries Ltd. (a)	69,000	331,890
GlobalSantaFe Corp.	205,666	4,635,712
Grant Prideco, Inc. (a)	185,600	1,854,144
Halliburton Co.	110,000	1,452,000
Helmerich & Payne, Inc.	18,700	620,279
Hydril Co. (a)	25,000	604,000
Key Energy Services, Inc. (a)	41,300	332,052
Nabors Industries Ltd. (a)	111,100	3,390,772
National-Oilwell, Inc. (a)	120,200	2,077,056
Newpark Resources, Inc. (a)	88,900	435,610
Noble Corp. (a)	185,300	6,003,720
Oceaneering International, Inc. (a)	22,100	458,575
Oil States International, Inc. (a)	100	1,099
Patterson-UTI Energy, Inc. (a)	47,300	1,130,943
Precision Drilling Corp. (a)	58,600	1,739,931
Pride International, Inc. (a)	165,500	2,225,975
Rowan Companies, Inc.	170,600	3,338,642
Schlumberger Ltd. (NY Shares)	282,000	12,103,440
Smith International, Inc. (a)	180,400	5,702,444
Superior Energy Services, Inc. (a)	1,500	12,240
Tidewater, Inc.	83,100	2,237,052
Transocean, Inc.	194,079	4,949,015
Trican Well Service Ltd. (a)	6,240	66,043
Varco International, Inc. (a)	84,200	1,280,682
W-H Energy Services, Inc. (a)	48,150	814,217
Weatherford International Ltd. (a)	185,400	7,519,824
TOTAL ENERGY EQUIPMENT & SERVICES		88,828,899

	Shares	Value (Note 1)
GAS UTILITIES - 1.9%
El Paso Corp.	166,400	$ 2,404,480
Kinder Morgan Management LLC	18,000	495,000
Kinder Morgan, Inc.	58,800	2,446,668
TOTAL GAS UTILITIES		5,346,148
METALS & MINING - 9.9%
Alcan, Inc.	166,900	4,681,341
Alcoa, Inc.	335,500	9,075,275
Arch Coal, Inc.	21,300	351,876
Barrick Gold Corp.	211,400	3,263,302
Century Aluminum Co.	51,900	441,150
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	174,497	2,664,569
Goldcorp, Inc.	163,800	1,402,433
Massey Energy Corp.	32,100	235,614
Newmont Mining Corp. Holding Co.	204,300	4,984,920
Phelps Dodge Corp.	30,200	1,032,236
TOTAL METALS & MINING		28,132,716
OIL & GAS - 47.6%
Amerada Hess Corp.	52,900	3,618,360
Apache Corp.	34,900	1,797,350
BP PLC sponsored ADR	231,448	10,739,187
Burlington Resources, Inc.	63,300	2,313,615
Cabot Oil & Gas Corp. Class A	100	2,090
Chesapeake Energy Corp. (a)	64,600	345,610
ChevronTexaco Corp.	319,618	23,971,347
CNOOC Ltd. sponsored ADR	26,700	718,230
Conoco, Inc.	473,102	11,411,220
Devon Energy Corp.	89,900	3,747,032
EnCana Corp.	150,732	4,257,374
ENI Spa sponsored ADR	8,200	616,066
EOG Resources, Inc.	69,100	2,369,439
Exxon Mobil Corp.	288,560	10,607,466
Kerr-McGee Corp.	33,400	1,562,118
Magnum Hunter Resources, Inc. (a)	1	5
Murphy Oil Corp.	33,700	2,802,155
Newfield Exploration Co. (a)	19,700	621,338
Occidental Petroleum Corp.	212,900	5,767,461
Ocean Energy, Inc.	66,900	1,331,310
Phillips Petroleum Co.	260,207	13,465,712
Pioneer Natural Resources Co. (a)	39,600	958,716
Pogo Producing Co.	40,100	1,243,100
Premcor, Inc.	67,700	1,475,860
Royal Dutch Petroleum Co. (NY Shares)	168,700	7,709,590
Spinnaker Exploration Co. (a)	32,700	920,178
Suncor Energy, Inc.	408,200	6,809,352
Sunoco, Inc.	43,400	1,542,436
Talisman Energy, Inc.	92,800	3,779,199
Tom Brown, Inc. (a)	15,700	361,100
TotalFinaElf SA sponsored ADR	18,400	1,334,920
Unocal Corp.	96,600	3,154,956
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Valero Energy Corp.	117,900	$ 4,015,674
Wiser Oil Co. (a)	1	4
TOTAL OIL & GAS		135,369,570
PAPER & FOREST PRODUCTS - 4.7%
Boise Cascade Corp.	21,500	623,285
Bowater, Inc.	14,200	647,378
International Paper Co.	147,800	5,885,396
MeadWestvaco Corp.	71,637	1,904,828
Potlatch Corp.	11,200	356,944
Slocan Forest Products Ltd.	97,000	487,268
TimberWest Forest Corp. unit	34,900	289,988
Wausau-Mosinee Paper Corp.	21,100	217,963
Weyerhaeuser Co.	51,200	3,008,000
TOTAL PAPER & FOREST PRODUCTS		13,421,050
TOTAL COMMON STOCKS (Cost $284,041,911)		273,715,484
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.84% (b)	12,216,955	12,216,955
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	2,002,600	2,002,600
TOTAL MONEY MARKET FUNDS (Cost $14,219,555)		14,219,555
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $298,261,466)		287,935,039
NET OTHER ASSETS - (1.2)%		(3,476,689)
NET ASSETS - 100%		$ 284,458,350
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $277,662,902 and $319,597,266, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,553 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.2%
Canada	9.3
Netherlands Antilles	4.3
United Kingdom	3.8
Cayman Islands	3.7
Netherlands	2.7
Others (individually less than 1%)	1.0
100.0%
Income Tax Information
The fund hereby designates approximately $24,517,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2002, the fund had a capital loss carryforward of approximately $15,940,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $8,582,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

Class A, Class T and Institutional Class each designate 100% of the dividends distributed in September 2001 as qualifying for the dividends-received deduction for corporate shareholders. In addition, Class A, Class T, Class B, Class C and Institutional Class each designate 100% of the dividends distributed in December 2001 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $1,926,185) (cost $298,261,466) - See accompanying schedule		$ 287,935,039
Cash		8,968
Receivable for fund shares sold		421,449
Dividends receivable		148,158
Interest receivable		25,913
Redemption fees receivable		7
Other receivables		186
Total assets		288,539,720
Liabilities
Payable for investments purchased	$ 915,821
Payable for fund shares redeemed	776,550
Accrued management fee	144,216
Distribution fees payable	153,332
Other payables and accrued expenses	88,851
Collateral on securities loaned, at value	2,002,600
Total liabilities		4,081,370
Net Assets		$ 284,458,350
Net Assets consist of:
Paid in capital		$ 321,095,385
Undistributed net investment income		189,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,500,006)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,326,333)
Net Assets		$ 284,458,350
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,993,379 ÷ 1,081,776 shares)		$ 20.33
Maximum offering price per share (100/94.25 of $20.33)		$ 21.57
Class T: Net Asset Value and redemption price per share ($174,670,099 ÷ 8,475,911 shares)		$ 20.61
Maximum offering price per share (100/96.50 of $20.61)		$ 21.36
Class B: Net Asset Value and offering price per share ($58,656,128 ÷ 2,930,362 shares) A		$ 20.02
Class C: Net Asset Value and offering price per share ($24,201,015 ÷ 1,203,783 shares) A		$ 20.10
Institutional Class: Net Asset Value, offering price and redemption price per share ($4,937,729 ÷ 238,899 shares)		$ 20.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 5,941,255
Interest		477,785
Security lending		44,587
Total income		6,463,627
Expenses
Management fee	$ 1,990,085
Transfer agent fees	1,011,618
Distribution fees	2,143,819
Accounting and security lending fees	128,961
Non-interested trustees' compensation	1,150
Custodian fees and expenses	24,953
Registration fees	63,059
Audit	31,552
Legal	2,999
Miscellaneous	58,250
Total expenses before reductions	5,456,446
Expense reductions	(150,029)	5,306,417
Net investment income (loss)		1,157,210
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(23,801,446)
Foreign currency transactions	(8,214)
Total net realized gain (loss)		(23,809,660)
Change in net unrealized appreciation (depreciation) on: Investment securities	(41,157,441)
Assets and liabilities in foreign currencies	(1,878)
Total change in net unrealized appreciation (depreciation)		(41,159,319)
Net gain (loss)		(64,968,979)
Net increase (decrease) in net assets resulting from operations		$ (63,811,769)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,157,210	$ 1,498,881
Net realized gain (loss)	(23,809,660)	53,085,204
Change in net unrealized appreciation (depreciation)	(41,159,319)	(24,682,274)
Net increase (decrease) in net assets resulting from operations	(63,811,769)	29,901,811
Distributions to shareholders from net investment income	(1,280,685)	(1,565,522)
Distributions to shareholders from net realized gain	(24,564,112)	-
Total distributions	(25,844,797)	(1,565,522)
Share transactions - net increase (decrease)	(20,737,801)	42,119,066
Redemption fees	38,784	87,001
Total increase (decrease) in net assets	(110,355,583)	70,542,356
Net Assets
Beginning of period	394,813,933	324,271,577
End of period (including undistributed net investment income of $189,304 and undistributed net investment income of $405,335, respectively)	$ 284,458,350	$ 394,813,933

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16
Income from Investment Operations
Net investment income (loss) C	.15	.19	.10	.07	.06
Net realized and unrealized gain (loss)	(4.36)	2.34	2.06	3.71	(3.33)
Total from investment operations	(4.21)	2.53	2.16	3.78	(3.27)
Distributions from net investment income	(.18)	(.19)	(.08)	(.04)	-
Distributions from net realized gain	(1.70)	-	-	(.71)	(3.96)
Total distributions	(1.88)	(.19)	(.08)	(.75)	(3.96)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.33	$ 26.42	$ 24.07	$ 21.98	$ 18.94
Total Return A, B	(16.92)%	10.56%	9.92%	21.48%	(14.61)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.28%	1.23%	1.26%	1.28%	1.34%
Expenses net of voluntary waivers, if any	1.28%	1.23%	1.26%	1.28%	1.34%
Expenses net of all reductions	1.24%	1.18%	1.21%	1.23%	1.30%
Net investment income (loss)	.64%	.69%	.43%	.38%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,993	$ 21,849	$ 10,381	$ 7,801	$ 6,474
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34
Income from Investment Operations
Net investment income (loss) C	.11	.14	.06	.04	.02
Net realized and unrealized gain (loss)	(4.42)	2.36	2.08	3.76	(3.34)
Total from investment operations	(4.31)	2.50	2.14	3.80	(3.32)
Distributions from net investment income	(.11)	(.13)	(.01)	(.01)	-
Distributions from net realized gain	(1.70)	-	-	(.70)	(3.92)
Total distributions	(1.81)	(.13)	(.01)	(.71)	(3.92)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.61	$ 26.73	$ 24.35	$ 22.21	$ 19.11
Total Return A, B	(17.07)%	10.32%	9.69%	21.31%	(14.69)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.45%	1.41%	1.41%	1.45%	1.43%
Expenses net of voluntary waivers, if any	1.45%	1.41%	1.41%	1.45%	1.43%
Expenses net of all reductions	1.41%	1.37%	1.37%	1.40%	1.39%
Net investment income (loss)	.47%	.51%	.27%	.20%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 174,670	$ 253,062	$ 245,995	$ 283,419	$ 342,347
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.06)	(.06)	(.09)
Net realized and unrealized gain (loss)	(4.29)	2.31	2.04	3.68	(3.29)
Total from investment operations	(4.31)	2.30	1.98	3.62	(3.38)
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	(1.70)	-	-	(.66)	(3.81)
Total distributions	(1.71)	(.04)	-	(.66)	(3.81)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.02	$ 26.04	$ 23.77	$ 21.78	$ 18.81
Total Return A, B	(17.51)%	9.72%	9.14%	20.57%	(15.12)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.00%	1.95%	1.96%	1.99%	1.98%
Expenses net of voluntary waivers, if any	2.00%	1.95%	1.96%	1.99%	1.98%
Expenses net of all reductions	1.95%	1.91%	1.92%	1.95%	1.94%
Net investment income (loss)	(.07)%	(.03)%	(.28)%	(.34)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,656	$ 83,243	$ 50,685	$ 47,792	$ 44,351
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 26.15	$ 23.88	$ 21.92	$ 18.96	$ 24.39
Income from Investment Operations
Net investment income (loss) C	(.01)	-	(.05)	(.05)	(.07)
Net realized and unrealized gain (loss)	(4.32)	2.32	2.04	3.71	(4.15)
Total from investment operations	(4.33)	2.32	1.99	3.66	(4.22)
Distributions from net investment income	(.02)	(.06)	(.04)	(.01)	-
Distributions from net realized gain	(1.70)	-	-	(.70)	(1.22)
Total distributions	(1.72)	(.06)	(.04)	(.71)	(1.22)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.10	$ 26.15	$ 23.88	$ 21.92	$ 18.96
Total Return A, B, F	(17.52)%	9.76%	9.15%	20.72%	(17.72)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.96%	1.92%	1.91%	1.94%	2.90% G
Expenses net of voluntary waivers, if any	1.96%	1.92%	1.91%	1.94%	2.50% G
Expenses net of all reductions	1.92%	1.87%	1.87%	1.89%	2.44% G
Net investment income (loss)	(.03)%	-	(.23)%	(.28)%	(.48)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,201	$ 29,699	$ 13,741	$ 8,761	$ 2,972
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F Total returns for periods of less than one year are not annualized.

G Annualized

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42
Income from Investment Operations
Net investment income (loss) B	.23	.28	.19	.14	.13
Net realized and unrealized gain (loss)	(4.43)	2.37	2.07	3.76	(3.35)
Total from investment operations	(4.20)	2.65	2.26	3.90	(3.22)
Distributions from net investment income	(.25)	(.27)	(.13)	(.07)	(.09)
Distributions from net realized gain	(1.70)	-	-	(.71)	(3.97)
Total distributions	(1.95)	(.27)	(.13)	(.78)	(4.06)
Redemption fees added to paid in capital B	-	.01	.02	.01	.01
Net asset value, end of period	$ 20.67	$ 26.82	$ 24.43	$ 22.28	$ 19.15
Total Return A	(16.64)%	10.90%	10.31%	21.95%	(14.29)%
Ratios to Average Net Assets C
Expenses before expense reductions	.93%	.88%	.86%	.87%	.95%
Expenses net of voluntary waivers, if any	.93%	.88%	.86%	.87%	.95%
Expenses net of all reductions	.89%	.84%	.82%	.82%	.91%
Net investment income (loss)	.99%	1.04%	.82%	.78%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,938	$ 6,960	$ 3,470	$ 4,505	$ 3,922
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions capital loss carryforwards, and losses deferred due to wash sales, and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 20,452,452
Unrealized depreciation	(32,757,353)
Net unrealized appreciation (depreciation)	(12,304,901)
Undistributed ordinary income	189,304
Capital loss carryforward	(15,939,544)
Total distributable earnings	$ (28,055,141)
Cost for federal income tax purposes	$ 300,239,940

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 1,328,116
Long-term Capital Gains	24,516,681
Total	$ 25,844,797

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 57,764	$ -	$ 1,213
Class T	.25%	.25%	1,073,409	10,676	8,283
Class B	.75%	.25%	729,183	546,887	-
Class C	.75%	.25%	283,463	104,012	-
			$ 2,143,819	$ 661,575	$ 9,496

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 49,000	$ 19,545
Class T	67,149	20,496
Class B*	214,110	214,110
Class C*	12,652	12,652
Total	$ 342,911	$ 266,803

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 81,379.36
Class T	591,591.28
Class B	239,842.33
Class C	82,640.29
Institutional Class	16,166.26
	$ 1,011,618

Natural Resources

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $477,662 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund Level	$ 140,380	$ -	$ 153
Class A	-	1,213	-
Class T	-	8,283	-
	$ 140,380	$ 9,496	$ 153

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net investment income
Class A	$ 157,796	$ 94,846
Class T	1,000,831	1,283,308
Class B	32,214	102,739
Class C	23,996	42,855
Institutional Class	65,848	41,774
Total	$ 1,280,685	$ 1,565,522
From net realized gain
Class A	$ 1,449,451	$ -
Class T	15,316,013	-
Class B	5,391,688	-
Class C	1,951,733	-
Institutional Class	455,227	-
Total	$ 24,564,112	$ -
	$ 25,844,797	$ 1,565,522

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
Class A	2002	2001	2002	2001
Shares sold	560,829	577,607	$ 13,064,010	$ 15,748,252
Reinvestment of distributions	55,891	3,111	1,323,257	81,147
Shares redeemed	(361,836)	(184,532)	(8,181,862)	(4,905,867)
Net increase (decrease)	254,884	395,646	$ 6,205,405	$ 10,923,532
Class T
Shares sold	1,135,494	2,066,973	$ 26,879,653	$ 56,942,338
Reinvestment of distributions	631,721	45,384	15,183,945	1,194,897
Shares redeemed	(2,758,987)	(2,746,371)	(64,823,707)	(74,508,068)
Net increase (decrease)	(991,772)	(634,014)	$ (22,760,109)	$ (16,370,833)
Class B
Shares sold	694,136	1,723,338	$ 15,836,457	$ 46,399,508
Reinvestment of distributions	189,750	3,328	4,451,383	84,176
Shares redeemed	(1,150,430)	(662,018)	(25,888,430)	(17,529,735)
Net increase (decrease)	(266,544)	1,064,648	$ (5,600,590)	$ 28,953,949
Class C
Shares sold	458,851	805,407	$ 10,523,070	$ 21,837,996
Reinvestment of distributions	64,641	1,271	1,522,771	32,822
Shares redeemed	(455,506)	(246,319)	(10,199,915)	(6,566,879)
Net increase (decrease)	67,986	560,359	$ 1,845,926	$ 15,303,939
Institutional Class
Shares sold	112,915	177,265	$ 2,604,033	$ 4,919,625
Reinvestment of distributions	15,096	825	362,437	21,957
Shares redeemed	(148,663)	(60,569)	(3,394,903)	(1,633,103)
Net increase (decrease)	(20,652)	117,521	$ (428,433)	$ 3,308,479

Natural Resources

Advisor Technology Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL A	-43.52%	-22.37%	24.68%
Fidelity Adv Technology - CL A (incl. 5.75% sales charge)	-46.77%	-26.84%	17.51%
S&P 500	-23.63%	2.23%	51.66%
GS Technology	-44.25%	-23.97%	27.50%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL A	-43.52%	-4.94%	3.80%
Fidelity Adv Technology - CL A (incl. 5.75% sales charge)	-46.77%	-6.06%	2.77%
S&P 500	-23.63%	0.44%	7.30%
GS Technology	-44.25%	-5.33%	4.20%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund- Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $11,751 - a 17.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $12,750 - a 27.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Technology Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL T	-43.66%	-23.36%	22.71%
Fidelity Adv Technology - CL T (incl. 3.50% sales charge)	-45.63%	-26.05%	18.41%
S&P 500	-23.63%	2.23%	51.66%
GS Technology	-44.25%	-23.97%	27.50%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL T	-43.66%	-5.18%	3.52%
Fidelity Adv Technology - CL T (incl. 3.50% sales charge)	-45.63%	-5.86%	2.90%
S&P 500	-23.63%	0.44%	7.30%
GS Technology	-44.25%	-5.33%	4.20%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $11,841 - an 18.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $12,750 - a 27.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Technology Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL B	-43.99%	-25.48%	19.10%
Fidelity Adv Technology - CL B (incl. contingent deferred sales charge)	-46.79%	-26.69%	18.14%
S&P 500	-23.63%	2.23%	51.66%
GS Technology	-44.25%	-23.97%	27.50%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL B	-43.99%	-5.71%	3.00%
Fidelity Adv Technology - CL B (incl. contingent deferred sales charge)	-46.79%	-6.02%	2.86%
S&P 500	-23.63%	0.44%	7.30%
GS Technology	-44.25%	-5.33%	4.20%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $11,814 - an 18.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $12,750 - a 27.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Technology Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL C	-43.94%	-25.39%	19.24%
Fidelity Adv Technology - CL C (incl. contingent deferred sales charge)	-44.50%	-25.39%	19.24%
S&P 500	-23.63%	2.23%	51.66%
GS Technology	-44.25%	-23.97%	27.50%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL C	-43.94%	-5.69%	3.02%
Fidelity Adv Technology - CL C (incl. contingent deferred sales charge)	-44.50%	-5.69%	3.02%
S&P 500	-23.63%	0.44%	7.30%
GS Technology	-44.25%	-5.33%	4.20%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $11,924 - a 19.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $12,750 - a 27.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Technology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Sonu Kalra, Portfolio Manager of Fidelity Advisor Technology Fund

Q. How did the fund perform, Sonu?

A. For the one-year period ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 43.52%, 43.66%, 43.99% and 43.94%, respectively. That performance trailed the -23.63% return of the broadly based Standard & Poor's 500 Index by a considerable margin, but slightly outperformed the -44.25% mark of the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector.

Q. What affected fund results relative to its benchmarks?

A. Technology was by far one of the weakest areas of the market. Coming into 2002, technology valuations were high after the previous year-end rally. Once it became clear that the information technology (IT) spending recovery would be delayed significantly, tech stocks sold off sharply, resulting in our underperformance compared with the S&P 500. Versus the Goldman Sachs index, while the fund was hurt by its exposure to the weak telecommunications equipment group, it benefited from emphasizing stronger-performing semiconductor and software stocks, as well as avoiding many of the period's worst blowups.

Q. Why did you overweight semiconductors and software?

A. Semiconductor stocks had been hit hard following the September 11 terrorist attacks. Since the personal computer market accounts for approximately 40% of the demand for semiconductors and I was looking for improving PC sales, it made sense to favor semiconductor stocks. In software, Microsoft accounted for much of the fund's overweighting, as this stock also tends to benefit from strong personal computer sales. Although a top detractor in absolute terms, Microsoft gave us a boost relative to the Goldman Sachs index as the stock declined less than the index due to more stable earnings.

Q. You began managing the fund in February. Can you review your investment approach?

A. Given my emphasis on careful stock selection through in-depth, bottom-up research, I think it's fair to say that my approach is typical of Fidelity portfolio managers. I'm particularly fanatical about verifying information first-hand by talking to customers, suppliers and salespeople. I also have made extensive use of Fidelity's network of more than 40 technology analysts worldwide. Since the technology "food chain" starts in Asia - that is, Asia is a significant source for many technology hardware components - I value the ability to confirm the information we gather here in the U.S. through our research sources in Asia.

Q. What other stocks had a notable influence on relative performance?

A. Chip stocks topped the fund's list of contributors, including mid-caps NVIDIA, Marvell Technology and Silicon Laboratories, helped by a cyclical upturn in demand early in the period. ChoicePoint - a provider of risk management and fraud prevention services primarily for insurance companies - gained as investors identified it as a likely beneficiary of the increased emphasis on information security. Underweighting AOL Time Warner also helped - despite hurting the fund on an absolute basis - as the stock suffered from a weak online advertising environment and the market's negative sentiment toward cable companies in the wake of the Adelphia Communications bankruptcy. On the down side, a weak IT environment and delays in the company's restructuring program plagued Motorola, while Intel eventually succumbed to softening demand for its chips. Computer Associates and IBM both fell on weak earnings and questions about their accounting procedures at a time when investor sensitivity to that issue was at an extreme. Finally, optical networking play CIENA wilted amid a prolonged slump in telecom equipment spending. Several stocks I've mentioned were no longer held at period end.

Q. What's your outlook, Sonu?

A. Looking at the longer-term picture, tech stocks have been declining for more than two years and several have fallen back to 1997 levels. While I don't foresee a quick return to the glory days of the late 1990s, it appears that many chief information officers have underspent their budgets for the first half of 2002. That could set us up for an improving second half of the year. IT spending is tied to product cycles, and right now there doesn't appear to be a blockbuster application on the horizon that would generate the excitement - and the massive IT spending - that we saw in response to the Y2K changeover and the buildout of the Internet. Nevertheless, I believe technology will remain a driving force behind the economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $875 million

Manager: Sonu Kalra, since February 2002; joined Fidelity in 1998

Annual Report

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Microsoft Corp.	13.5
Cisco Systems, Inc.	6.9
Intel Corp.	6.8
Dell Computer Corp.	6.1
International Business Machines Corp.	4.8
Texas Instruments, Inc.	3.6
Motorola, Inc.	2.8
First Data Corp.	2.7
Oracle Corp.	2.3
AOL Time Warner, Inc.	2.2
51.7
Top Industries as of July 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	26.8%
Software	21.9%
Computers & Peripherals	15.2%
Communications Equipment	13.6%
Commercial Services & Supplies	3.6%
All Others *	18.9%
* Includes short-term investments and net other assets.

Annual Report

Advisor Technology Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Ceridian Corp. (a)	313,600	$ 5,428,416
ChoicePoint, Inc. (a)	47,966	2,009,296
First Data Corp.	674,000	23,556,300
Paychex, Inc.	30,200	794,562
TOTAL COMMERCIAL SERVICES & SUPPLIES		31,788,574
COMMUNICATIONS EQUIPMENT - 13.6%
Brocade Communications System, Inc. (a)	114,200	2,141,250
Cisco Systems, Inc. (a)	4,594,800	60,605,412
Finisar Corp. (a)	2,207,100	3,685,857
McDATA Corp. Class A (a)	300,600	3,222,432
Motorola, Inc.	2,100,000	24,360,000
Netscreen Technologies, Inc.	260,500	2,870,971
OZ Optics Ltd. unit (c)	68,000	1,003,000
Polycom, Inc. (a)	612,800	7,016,560
QUALCOMM, Inc. (a)	507,200	13,937,856
Tellium, Inc.	184,600	99,684
TOTAL COMMUNICATIONS EQUIPMENT		118,943,022
COMPUTERS & PERIPHERALS - 15.2%
Apple Computer, Inc. (a)	271,900	4,149,194
Dell Computer Corp. (a)	2,147,800	53,544,654
EMC Corp. (a)	998,900	7,491,750
Hewlett-Packard Co.	591,877	8,375,060
International Business Machines Corp.	602,000	42,380,800
Network Appliance, Inc. (a)	90,000	761,400
Quanta Computer, Inc.	2,417,300	6,050,453
StorageNetworks, Inc. (a)	1,647,600	2,520,828
Sun Microsystems, Inc. (a)	1,161,900	4,554,648
Western Digital Corp. (a)	632,100	2,806,524
TOTAL COMPUTERS & PERIPHERALS		132,635,311
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Qwest Communications International, Inc. (a)	824,100	1,054,848
TeraBeam Networks (c)	10,800	2,700
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,057,548
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Agilent Technologies, Inc. (a)	100,000	1,888,000
Arrow Electronics, Inc. (a)	145,500	2,483,685
AU Optronics Corp. sponsored ADR	139,700	1,131,570
Avnet, Inc.	86,496	1,444,483
Celestica, Inc. (sub. vtg.) (a)	266,100	5,599,096
Flextronics International Ltd. (a)	471,300	3,732,696
Ingram Micro, Inc. Class A (a)	95,300	1,048,300
Sanmina-SCI Corp. (a)	887,700	3,612,939

	Shares	Value (Note 1)
Tech Data Corp. (a)	94,400	$ 3,167,120
Vishay Intertechnology, Inc. (a)	143,000	2,438,150
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		26,546,039
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Per-Se Technologies, Inc. warrants 7/8/03 (a)	91	2
HOUSEHOLD DURABLES - 0.6%
Koninklijke Philips Electronics NV sponsored ADR	223,200	5,030,928
INTERNET SOFTWARE & SERVICES - 3.1%
McAfee.com Corp. (a)	40,700	532,763
Overture Services, Inc. (a)	360,100	8,228,285
Yahoo!, Inc. (a)	1,387,000	18,266,790
TOTAL INTERNET SOFTWARE & SERVICES		27,027,838
MEDIA - 3.6%
AOL Time Warner, Inc. (a)	1,711,400	19,681,100
Clear Channel Communications, Inc. (a)	218,800	5,699,740
Viacom, Inc. Class B (non-vtg.) (a)	157,900	6,147,047
TOTAL MEDIA		31,527,887
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 26.8%
Advanced Micro Devices, Inc. (a)	813,300	6,530,799
Agere Systems, Inc.:
Class A (a)	3,935,000	7,476,500
Class B (a)	284,700	555,165
Analog Devices, Inc. (a)	260,400	6,275,640
Applied Materials, Inc. (a)	823,500	12,245,445
ASML Holding NV (NY Shares) (a)	330,000	3,910,500
Atmel Corp. (a)	326,500	1,028,475
Broadcom Corp. Class A (a)	780,200	14,636,552
Conexant Systems, Inc.	630,300	1,279,509
Cypress Semiconductor Corp. (a)	100,100	1,149,148
Fairchild Semiconductor International, Inc. Class A (a)	130,100	2,319,683
Helix Technology, Inc.	59,900	761,329
Infineon Technologies AG sponsored ADR (a)	288,700	4,183,263
Integrated Circuit Systems, Inc. (a)	113,400	1,992,438
Integrated Device Technology, Inc. (a)	175,000	2,240,000
Integrated Silicon Solution, Inc. (a)	417,500	2,325,475
Intel Corp.	3,193,600	60,007,744
Intersil Corp. Class A (a)	136,800	2,980,872
KLA-Tencor Corp. (a)	203,500	8,015,865
LAM Research Corp. (a)	259,700	3,194,310
Lattice Semiconductor Corp. (a)	74,400	483,674
Linear Technology Corp.	160,000	4,332,800
Marvell Technology Group Ltd. (a)	186,700	3,547,300
Maxim Integrated Products, Inc. (a)	46,500	1,635,870
Micron Technology, Inc. (a)	925,600	18,039,944
National Semiconductor Corp. (a)	355,700	6,441,727
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Novellus Systems, Inc. (a)	120,300	$ 3,246,897
PMC-Sierra, Inc. (a)	304,900	2,911,795
Semtech Corp. (a)	226,400	4,451,024
Silicon Laboratories, Inc. (a)	160,500	4,415,355
STMicroelectronics NV (NY Shares)	269,000	5,727,010
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	39,900	363,888
Teradyne, Inc. (a)	297,500	4,462,500
Texas Instruments, Inc.	1,377,900	31,898,385
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		235,066,881
SOFTWARE - 21.8%
Activision, Inc. (a)	69,100	1,984,552
Adobe Systems, Inc.	178,030	4,265,599
BEA Systems, Inc. (a)	500,000	2,775,000
Legato Systems, Inc. (a)	1,683,400	4,545,180
Microsoft Corp. (a)	2,471,500	118,582,570
Network Associates, Inc. (a)	108,900	1,323,135
Oracle Corp. (a)	2,024,900	20,267,224
Quest Software, Inc. (a)	1,821,000	17,627,280
Red Hat, Inc. (a)	561,000	2,586,210
Siebel Systems, Inc. (a)	416,200	3,912,280
Symantec Corp. (a)	40,100	1,344,954
VERITAS Software Corp. (a)	699,500	11,772,585
TOTAL SOFTWARE		190,986,569
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Vodafone Group PLC sponsored ADR	249,800	3,789,466
TOTAL COMMON STOCKS (Cost $1,120,994,547)		804,400,065
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies Series E (c)	17,200	17,200
Procket Networks, Inc. Series C (c)	276,000	138,000
TOTAL COMMUNICATIONS EQUIPMENT		155,200
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (c)	16,300	40,750
SOFTWARE - 0.1%
Monterey Design Systems Series E (c)	342,000	229,140
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,529,304)		425,090
Money Market Funds - 11.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.84% (b)	53,227,325	$ 53,227,325
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	49,286,807	49,286,807
TOTAL MONEY MARKET FUNDS (Cost $102,514,132)		102,514,132
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $1,230,037,983)		907,339,287
NET OTHER ASSETS - (3.6)%		(31,527,735)
NET ASSETS - 100%		$ 875,811,552
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
TeraBeam Networks	4/7/00	$ 40,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,104,650,818 and $2,287,043,204, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $327,266 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,430,790 or 0.2% of net assets.

Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $393,493,000 of losses recognized during the period November 1, 2001 to July 31, 2002.
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,371,778,000 of which $10,080,000 and $1,361,698,000 will expire on July 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $45,484,892) (cost $1,230,037,983) - See accompanying schedule		$ 907,339,287
Foreign currency held at value (cost $16,036)		16,459
Receivable for investments sold		32,105,102
Receivable for fund shares sold		566,959
Dividends receivable		199,816
Interest receivable		107,956
Redemption fees receivable		16
Other receivables		18,197
Total assets		940,353,792
Liabilities
Payable to custodian bank	$ 24,392
Payable for investments purchased	11,729,090
Payable for fund shares redeemed	2,476,501
Accrued management fee	370,872
Distribution fees payable	566,225
Other payables and accrued expenses	88,353
Collateral on securities loaned, at value	49,286,807
Total liabilities		64,542,240
Net Assets		$ 875,811,552
Net Assets consist of:
Paid in capital		$ 2,970,766,644
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,772,254,012)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(322,701,080)
Net Assets		$ 875,811,552
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($101,649,315 ÷ 10,138,767 shares)		$ 10.03
Maximum offering price per share (100/94.25 of $10.03)		$ 10.64
Class T: Net Asset Value and redemption price per share ($302,657,125 ÷ 30,538,259 shares)		$ 9.91
Maximum offering price per share (100/96.50 of $9.91)		$ 10.27
Class B: Net Asset Value and offering price per share ($337,975,623 ÷ 35,058,651 shares) A		$ 9.64
Class C: Net Asset Value and offering price per share ($123,034,089 ÷ 12,719,526 shares) A		$ 9.67
Institutional Class: Net Asset Value, offering price and redemption price per share ($10,495,400 ÷ 1,033,706 shares)		$ 10.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 1,896,784
Interest		2,923,875
Security lending		384,020
Total income		5,204,679
Expenses
Management fee	$ 8,231,512
Transfer agent fees	7,553,317
Distribution fees	10,415,511
Accounting and security lending fees	342,980
Non-interested trustees' compensation	5,050
Custodian fees and expenses	43,841
Registration fees	89,978
Audit	38,371
Legal	14,511
Miscellaneous	1,169,459
Total expenses before reductions	27,904,530
Expense reductions	(1,277,273)	26,627,257
Net investment income (loss)		(21,422,578)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(816,848,051)
Foreign currency transactions	2
Total net realized gain (loss)		(816,848,049)
Change in net unrealized appreciation (depreciation) on: Investment securities	70,264,617
Assets and liabilities in foreign currencies	(2,384)
Total change in net unrealized appreciation (depreciation)		70,262,233
Net gain (loss)		(746,585,816)
Net increase (decrease) in net assets resulting from operations		$ (768,008,394)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (21,422,578)	$ (29,875,972)
Net realized gain (loss)	(816,848,049)	(933,234,088)
Change in net unrealized appreciation (depreciation)	70,262,233	(894,736,410)
Net increase (decrease) in net assets resulting from operations	(768,008,394)	(1,857,846,470)
Distributions to shareholders from net realized gain	-	(158,820,424)
Share transactions - net increase (decrease)	(235,963,968)	311,727,022
Redemption fees	174,908	474,599
Total increase (decrease) in net assets	(1,003,797,454)	(1,704,465,273)
Net Assets
Beginning of period	1,879,609,006	3,584,074,279
End of period	$ 875,811,552	$ 1,879,609,006

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96
Income from Investment Operations
Net investment income (loss) C	(.15)	(.17)	(.19)	(.09)	(.08)
Net realized and unrealized gain (loss)	(7.58)	(16.67)	13.04	10.15	.58
Total from investment operations	(7.73)	(16.84)	12.85	10.06	.50
Distributions from net realized gain	-	(1.63)	(1.58)	-	(1.14)
Distributions in excess of net realized gain	-	-	-	-	(.45)
Total distributions	-	(1.63)	(1.58)	-	(1.59)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 10.03	$ 17.76	$ 36.23	$ 24.95	$ 14.88
Total Return A, B	(43.52)%	(48.83)%	53.76%	67.67%	4.20%
Ratios to Average Net Assets D
Expenses before expense reductions	1.53%	1.23%	1.16%	1.25%	1.39%
Expenses net of voluntary waivers, if any	1.51%	1.23%	1.16%	1.25%	1.39%
Expenses net of all reductions	1.43%	1.21%	1.15%	1.24%	1.35%
Net investment income (loss)	(1.07)%	(.68)%	(.55)%	(.44)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,649	$ 211,429	$ 388,756	$ 94,621	$ 15,414
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91
Income from Investment Operations
Net investment income (loss) C	(.18)	(.22)	(.27)	(.14)	(.11)
Net realized and unrealized gain (loss)	(7.50)	(16.55)	12.96	10.09	.56
Total from investment operations	(7.68)	(16.77)	12.69	9.95	.45
Distributions from net realized gain	-	(1.59)	(1.51)	-	(1.12)
Distributions in excess of net realized gain	-	-	-	-	(.45)
Total distributions	-	(1.59)	(1.51)	-	(1.57)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 9.91	$ 17.59	$ 35.95	$ 24.76	$ 14.80
Total Return A, B	(43.66)%	(48.96)%	53.41%	67.30%	3.85%
Ratios to Average Net Assets D
Expenses before expense reductions	1.70%	1.43%	1.38%	1.47%	1.60%
Expenses net of voluntary waivers, if any	1.70%	1.43%	1.38%	1.47%	1.60%
Expenses net of all reductions	1.62%	1.41%	1.37%	1.46%	1.56%
Net investment income (loss)	(1.26)%	(.88)%	(.77)%	(.65)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 302,657	$ 645,015	$ 1,286,376	$ 349,533	$ 90,499
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88
Income from Investment Operations
Net investment income (loss) C	(.25)	(.35)	(.45)	(.26)	(.20)
Net realized and unrealized gain (loss)	(7.32)	(16.27)	12.78	10.01	.57
Total from investment operations	(7.57)	(16.62)	12.33	9.75	.37
Distributions from net realized gain	-	(1.50)	(1.45)	-	(1.13)
Distributions in excess of net realized gain	-	-	-	-	(.45)
Total distributions	-	(1.50)	(1.45)	-	(1.58)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 9.64	$ 17.21	$ 35.33	$ 24.44	$ 14.68
Total Return A, B	(43.99)%	(49.28)%	52.57%	66.49%	3.27%
Ratios to Average Net Assets D
Expenses before expense reductions	2.28%	1.98%	1.91%	2.01%	2.21%
Expenses net of voluntary waivers, if any	2.25%	1.98%	1.91%	2.01%	2.21%
Expenses net of all reductions	2.18%	1.96%	1.91%	2.00%	2.18%
Net investment income (loss)	(1.81)%	(1.43)%	(1.30)%	(1.19)%	(1.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 337,976	$ 729,518	$ 1,372,523	$ 298,768	$ 31,041
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.25	$ 35.39	$ 24.49	$ 14.70	$ 14.28
Income from Investment Operations
Net investment income (loss) E	(.24)	(.33)	(.44)	(.25)	(.17)
Net realized and unrealized gain (loss)	(7.34)	(16.30)	12.80	10.03	1.27
Total from investment operations	(7.58)	(16.63)	12.36	9.78	1.10
Distributions from net realized gain	-	(1.51)	(1.47)	-	(.49)
Distributions in excess of net realized gain	-	-	-	-	(.20)
Total distributions	-	(1.51)	(1.47)	-	(.69)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 9.67	$ 17.25	$ 35.39	$ 24.49	$ 14.70
Total Return B, C, D	(43.94)%	(49.24)%	52.60%	66.60%	8.96%
Ratios to Average Net Assets G
Expenses before expense reductions	2.18%	1.94%	1.89%	1.97%	2.43% A
Expenses net of voluntary waivers, if any	2.18%	1.94%	1.89%	1.97%	2.43% A
Expenses net of all reductions	2.11%	1.91%	1.89%	1.96%	2.41% A
Net investment income (loss)	(1.74)%	(1.38)%	(1.28)%	(1.16)%	(1.64)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,034	$ 269,563	$ 472,462	$ 88,120	$ 6,754
Portfolio turnover rate	164%	181%	125%	170%	348%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98
Income from Investment Operations
Net investment income (loss) B	(.08)	(.08)	(.09)	(.04)	(.04)
Net realized and unrealized gain (loss)	(7.67)	(16.78)	13.08	10.19	.55
Total from investment operations	(7.75)	(16.86)	12.99	10.15	.51
Distributions from net realized gain	-	(1.67)	(1.62)	-	(1.15)
Distributions in excess of net realized gain	-	-	-	-	(.46)
Total distributions	-	(1.67)	(1.62)	-	(1.61)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 10.15	$ 17.90	$ 36.43	$ 25.05	$ 14.89
Total Return A	(43.30)%	(48.67)%	54.16%	68.23%	4.26%
Ratios to Average Net Assets C
Expenses before expense reductions	1.00%	.86%	.87%	.98%	1.10%
Expenses net of voluntary waivers, if any	1.00%	.86%	.87%	.98%	1.10%
Expenses net of all reductions	.92%	.84%	.87%	.97%	1.07%
Net investment income (loss)	(.56)%	(.31)%	(.26)%	(.17)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,495	$ 24,084	$ 63,957	$ 32,722	$ 7,060
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 26,146,835
Unrealized depreciation	(355,831,340)
Net unrealized appreciation (depreciation)	(329,684,505)
Capital loss carryforward	(1,371,777,886)
Total distributable earnings	$ (1,701,462,391)
Cost for federal income tax purposes	$ 1,237,023,792

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account - continued

trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 416,192	$ 291	$ 12,287
Class T	.26%	.25%	2,474,480	-	36,640
Class B	.75%	.25%	5,483,987	4,112,989	-
Class C	.75%	.25%	2,040,852	368,509	-
			$ 10,415,511	$ 4,481,789	$ 48,927

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 279,688	$ 90,369
Class T	481,107	110,020
Class B*	1,966,806	1,966,806
Class C*	57,237	57,237
	$ 2,784,838	$ 2,224,432

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 918,819.57
Class T	2,391,911.49
Class B	3,203,249.58
Class C	985,983.48
Institutional Class	53,355.30
	$ 7,553,317

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Technology

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,892,180 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 27,233
Class B	2.25%	179,431
		$ 206,664

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction

Fund level	$ 1,015,932	$ -	$ 5,750
Class A	-	12,287	-
Class T	-	36,640	-
Total	$ 1,015,932	$ 48,927	$ 5,750

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net realized gain
Class A	$ -	$ 17,828,325
Class T	-	57,794,074
Class B	-	59,508,457
Class C	-	20,797,037
Institutional Class	-	2,892,531
Total	$ -	$ 158,820,424

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	2,070,908	4,600,277	$ 30,098,014	$ 115,273,515
Reinvestment of distributions	-	446,230	-	16,598,748
Shares redeemed	(3,835,834)	(3,874,254)	(53,193,902)	(88,298,986)
Net increase (decrease)	(1,764,926)	1,172,253	$ (23,095,888)	$ 43,573,277
Class T
Shares sold	6,936,775	11,759,322	$ 100,078,808	$ 292,780,260
Reinvestment of distributions	-	1,485,869	-	54,887,910
Shares redeemed	(13,063,604)	(12,359,380)	(178,979,496)	(282,699,062)
Net increase (decrease)	(6,126,829)	885,811	$ (78,900,688)	$ 64,969,108
Class B
Shares sold	3,602,655	10,358,486	$ 51,323,068	$ 263,105,137
Reinvestment of distributions	-	1,444,788	-	52,503,218
Shares redeemed	(10,943,405)	(8,253,903)	(144,423,632)	(182,031,959)
Net increase (decrease)	(7,340,750)	3,549,371	$ (93,100,564)	$ 133,576,396
Class C
Shares sold	2,245,106	6,072,806	$ 31,854,224	$ 151,395,156
Reinvestment of distributions	-	477,884	-	17,394,266
Shares redeemed	(5,149,488)	(4,276,332)	(68,508,077)	(92,339,909)
Net increase (decrease)	(2,904,382)	2,274,358	$ (36,653,853)	$ 76,449,513
Institutional Class
Shares sold	268,703	679,674	$ 3,971,583	$ 18,133,333
Reinvestment of distributions	-	50,395	-	1,884,268
Shares redeemed	(580,718)	(1,139,787)	(8,184,558)	(26,858,873)
Net increase (decrease)	(312,015)	(409,718)	$ (4,212,975)	$ (6,841,272)
Technology

Advisor Telecommunications & Utilities Growth Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL A	-42.42%	-13.24%	14.83%
Fidelity Adv Telecommunications & Utilities - CL A (incl. 5.75% sales charge)	-45.73%	-18.23%	8.23%
S&P 500	-23.63%	2.23%	51.66%
GS Utilities	-42.79%	-15.93%	1.75%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL A	-42.42%	-2.80%	2.37%
Fidelity Adv Telecommunications & Utilities - CL A (incl. 5.75% sales charge)	-45.73%	-3.94%	1.35%
S&P 500	-23.63%	0.44%	7.30%
GS Utilities	-42.79%	-3.41%	0.29%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $10,823 - an 8.23% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $10,175 - a 1.75% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL T	-42.55%	-14.23%	13.18%
Fidelity Adv Telecommunications & Utilities - CL T (incl. 3.50% sales charge)	-44.57%	-17.23%	9.22%
S&P 500	-23.63%	2.23%	51.66%
GS Utilities	-42.79%	-15.93%	1.75%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL T	-42.55%	-3.02%	2.12%
Fidelity Adv Telecommunications & Utilities - CL T (incl. 3.50% sales charge)	-44.57%	-3.71%	1.50%
S&P 500	-23.63%	0.44%	7.30%
GS Utilities	-42.79%	-3.41%	0.29%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $10,922 - a 9.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $10,175 - a 1.75% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five year and life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL B	-42.83%	-16.45%	10.08%
Fidelity Adv Telecommunications & Utilities - CL B (incl. contingent deferred sales charge)	-45.69%	-17.76%	9.23%
S&P 500	-23.63%	2.23%	51.66%
GS Utilities	-42.79%	-15.93%	1.75%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL B	-42.83%	-3.53%	1.64%
Fidelity Adv Telecommunications & Utilities - CL B (incl. contingent deferred sales charge)	-45.69%	-3.83%	1.50%
S&P 500	-23.63%	0.44%	7.30%
GS Utilities	-42.79%	-3.41%	0.29%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $10,923 - a 9.23% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $10,175 - a 1.75% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL C	-42.76%	-16.26%	10.33%
Fidelity Adv Telecommunications & Utilities - CL C (incl. contin- gent deferred sales charge)	-43.33%	-16.26%	10.33%
S&P 500	-23.63%	2.23%	51.66%
GS Utilities	-42.79%	-15.93%	1.75%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL C	-42.76%	-3.49%	1.68%
Fidelity Adv Telecommunications & Utilities - CL C (incl. contin- gent deferred sales charge)	-43.33%	-3.49%	1.68%
S&P 500	-23.63%	0.44%	7.30%
GS Utilities	-42.79%	-3.41%	0.29%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $11,033 - a 10.33% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $10,175 - a 1.75% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Shep Perkins, Portfolio Manager of Fidelity Advisor Telecommunications & Utilities Growth Fund

Q. How did the fund perform, Shep?

A. The fund's returns were disappointing in absolute terms, although competitive relative to its industry benchmark. For the 12 months ending July 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -42.42%, -42.55%, -42.83% and -42.76%, respectively. During the same period, the Goldman Sachs Utilities Index - an index of 112 stocks designed to measure the performance of companies in the utilities sector - fell 42.79%, while the Standard & Poor's 500 Index returned -23.63%.

Q. What factors affected the fund's performance?

A. Our performance relative to the Goldman Sachs index was aided by overweighting the incumbent telecommunication services providers, such as the regional Bell operating companies (RBOCs), which were attractive because of their established customer bases, strong cash flows and solid balance sheets. I also favored smaller regional integrated services providers, another positive influence on our performance. On the power utility side, emphasizing traditional electric utilities with minimal exposure to the deregulated power market was helpful. Unfortunately, we were badly hurt in the first half of the period by our exposure to independent power producers. Moreover, despite increasing the fund's exposure to electric utilities and cutting back on its telecommunications holdings, it still had a significant telecom exposure - a factor that detracted from the fund's performance versus the Goldman Sachs index. Compared with the S&P 500, the fund suffered from its lack of exposure to sectors that held up better during the recent market decline, such as consumer staples, financials and energy.

Q. How did wireless companies weather the recent storm?

A. Not well. Wireless stocks boasted healthy subscriber growth numbers. The problem was that those growth rates continued to decline from what they had been. Additionally, intense price competition among the six major wireless services providers cut into their profits, causing their share prices to plummet along with the rest of the telecom sector.

Q. Which stocks helped the fund's performance ?

A. Electric utilities dominated the list of holdings that contributed to our performance, including Southern Company, Equitable Resources, Ameren and Entergy. Regional telecom provider CenturyTel also had a positive impact on our returns. The fund's top contributor, Southern Company, performed well in part due to strong second-quarter earnings attributed to seasonably warm weather in the Southeast that triggered increased usage of electricity. Additionally, the company cited low interest rates, continued customer growth, solid performance by its deregulated power generation business and favorable regulatory rate proceedings in Georgia, Alabama, Florida and Mississippi as positive influences.

Q. How about disappointments?

A. Unfortunately, this list was a lot longer. AES, an independent power producer, plunged in the fall of 2001 when the company issued an earnings warning. The stock sustained further damage in the wake of the Enron scandal and the financial difficulties of Brazil, where AES had significant exposure. I sold the stock when I took over the fund. Another detractor was long-distance provider AT&T, whose share price declined as long-distance usage continued to wane and the Comcast stock to which it is tied fell too. RBOCs Verizon and BellSouth - the fund's two largest positions at the end of the period - did poorly due to scaled-back revenues and earnings outlooks for the second half of 2002. The same problems befell SBC Communications, which is no longer held by the fund.

Q. What's your outlook, Shep?

A. A lot will depend on how long it takes for the economy to pull out of the current slowdown. The number of telephone lines in use has actually been shrinking, but I would expect that trend to reverse in an economic recovery. As has been the case in the past few years, I expect growth to be spearheaded by data traffic, and I will be looking for the companies positioned to benefit most from demand for high-speed data services. In the wireless market, industry consolidation is needed so that the remaining players can be more profitable. Looking at the power market, overcapacity must be worked through in many markets, and the Enron mess has brought up a number of accounting issues that independent power producers will have to face. Ultimately, though, I believe that the needed adjustments will be made and eventually there will again be some attractive opportunities in the deregulated power markets .

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $217 million

Manager: Shep Perkins, since February 2002; joined Fidelity in 1997

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Verizon Communications, Inc.	8.7
BellSouth Corp.	8.5
FirstEnergy Corp.	5.6
Dominion Resources, Inc.	4.9
TXU Corp.	4.8
Equitable Resources, Inc.	4.7
Southern Co.	4.5
ALLTEL Corp.	3.7
FPL Group, Inc.	3.6
EchoStar Communications Corp. Class A	3.5
52.5
Top Industries as of July 31, 2002
% of fund's net assets
Electric Utilities	35.9%
Diversified Telecommunication Services	30.2%
Media	6.8%
Gas Utilities	5.2%
Oil & Gas	4.7%
All Others*	17.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 1.9%
Comverse Technology, Inc. (a)	516,200	$ 4,108,952
DIVERSIFIED TELECOMMUNICATION SERVICES - 30.2%
ALLTEL Corp.	199,900	8,099,948
AT&T Corp.	210,664	2,144,560
BellSouth Corp.	689,400	18,510,390
CenturyTel, Inc.	87,200	2,319,520
Citizens Communications Co.	650,800	3,566,384
IDT Corp. (a)	114,300	2,068,830
IDT Corp. Class B (a)	239,700	3,909,507
KT Corp. sponsored ADR	96,400	1,968,488
Qwest Communications International, Inc. (a)	575,295	736,378
Telefonos de Mexico SA de CV sponsored ADR	117,600	3,398,640
Verizon Communications, Inc.	574,600	18,961,799
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		65,684,444
ELECTRIC UTILITIES - 35.4%
Ameren Corp.	104,300	4,557,910
Cinergy Corp.	86,200	2,922,180
Constellation Energy Group, Inc.	44,100	1,229,067
Dominion Resources, Inc.	178,300	10,598,152
DPL, Inc.	117,000	2,176,200
DQE, Inc.	81,000	1,101,600
DTE Energy Co.	104,700	4,288,512
Edison International (a)	117,700	1,541,870
Entergy Corp.	71,900	2,914,107
FirstEnergy Corp.	399,600	12,287,700
FPL Group, Inc.	139,300	7,891,345
Northeast Utilities	320,600	5,337,990
Southern Co.	343,000	9,871,540
TXU Corp.	241,900	10,433,147
TOTAL ELECTRIC UTILITIES		77,151,320
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Itron, Inc. (a)	26,300	415,277
GAS UTILITIES - 5.2%
KeySpan Corp.	87,200	3,043,280
Kinder Morgan, Inc.	53,400	2,221,974
Sempra Energy	286,800	6,080,160
TOTAL GAS UTILITIES		11,345,414
MEDIA - 5.1%
EchoStar Communications Corp. Class A (a)	463,800	7,564,578
General Motors Corp. Class H (a)	355,700	3,521,430
TOTAL MEDIA		11,086,008

	Shares	Value (Note 1)
MULTI-UTILITIES & UNREGULATED POWER - 1.7%
Energy East Corp.	60,100	$ 1,251,883
MDU Resources Group, Inc.	45,600	1,028,736
SCANA Corp.	48,800	1,446,920
TOTAL MULTI-UTILITIES & UNREGULATED POWER		3,727,539
OIL & GAS - 4.7%
Equitable Resources, Inc.	301,100	10,294,609
WIRELESS TELECOMMUNICATION SERVICES - 3.9%
AT&T Wireless Services, Inc. (a)	533,400	2,501,646
Crown Castle International Corp. (a)	98,000	225,400
Nextel Communications, Inc. Class A (a)	216,200	1,238,826
PanAmSat Corp. (a)	54,700	1,241,690
Sprint Corp. - PCS Group Series 1 (a)	691,200	2,833,920
Triton PCS Holdings, Inc. Class A (a)	184,400	387,240
TOTAL WIRELESS TELECOMMUNICATION SERVICES		8,428,722
TOTAL COMMON STOCKS (Cost $240,181,381)		192,242,285
Convertible Preferred Stocks - 0.5%

ELECTRIC UTILITIES - 0.5%
Ameren Corp. $2.438 ACES	7,000	193,200
Cinergy Corp. $4.75 PRIDES	16,700	927,518
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,010,000)		1,120,718
Convertible Bonds - 1.7%
Ratings (unaudited) (b)		Principal Amount
MEDIA - 1.7%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $5,330,000)	Caa1	$ 5,330,000	3,624,400
TOTAL INVESTMENT PORTFOLIO - 90.5% (Cost $246,521,381)	196,987,403
NET OTHER ASSETS - 9.5%	20,647,400
NET ASSETS - 100%	$ 217,634,803
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,624,400 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $425,684,582 and $521,701,394, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $63,096 for the period.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $219,238,000 of which $78,495,000 and $140,743,000 will expire on July 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $133,927,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (cost $246,521,381) - See accompanying schedule		$ 196,987,403
Receivable for investments sold		23,694,128
Receivable for fund shares sold		103,811
Dividends receivable		587,296
Interest receivable		71,711
Other receivables		1,259
Total assets		221,445,608
Liabilities
Payable to custodian bank	$ 2,372,844
Payable for investments purchased	347,549
Payable for fund shares redeemed	803,459
Accrued management fee	109,808
Distribution fees payable	145,917
Other payables and accrued expenses	31,228
Total liabilities		3,810,805
Net Assets		$ 217,634,803
Net Assets consist of:
Paid in capital		$ 620,461,062
Undistributed net investment income		1,109,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(354,401,890)
Net unrealized appreciation (depreciation) on investments		(49,533,978)
Net Assets		$ 217,634,803
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,377,109 ÷ 2,559,778 shares)		$ 8.74
Maximum offering price per share (100/94.25 of $8.74)		$ 9.27
Class T: Net Asset Value and redemption price per share ($59,306,145 ÷ 6,831,572 shares)		$ 8.68
Maximum offering price per share (100/96.50 of $8.68)		$ 8.99
Class B: Net Asset Value and offering price per share ($91,516,770 ÷ 10,783,668 shares)A		$ 8.49
Class C: Net Asset Value and offering price per share ($41,496,267 ÷ 4,884,605 shares)A		$ 8.50
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,938,512 ÷ 331,616 shares)		$ 8.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 7,268,792
Interest		834,261
Security lending		41,736
Total income		8,144,789
Expenses
Management fee	$ 2,200,635
Transfer agent fees	1,748,495
Distribution fees	2,929,845
Accounting and security lending fees	144,526
Non-interested trustees' compensation	1,368
Custodian fees and expenses	13,367
Registration fees	56,456
Audit	30,877
Legal	3,923
Miscellaneous	243,864
Total expenses before reductions	7,373,356
Expense reductions	(334,122)	7,039,234
Net investment income (loss)		1,105,555
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(156,273,438)
Foreign currency transactions	4,055
Total net realized gain (loss)		(156,269,383)
Change in net unrealized appreciation (depreciation) on investment securities		(44,166,113)
Net gain (loss)		(200,435,496)
Net increase (decrease) in net assets resulting from operations		$ (199,329,941)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,105,555	$ (1,045,779)
Net realized gain (loss)	(156,269,383)	(193,181,326)
Change in net unrealized appreciation (depreciation)	(44,166,113)	3,157,042
Net increase (decrease) in net assets resulting from operations	(199,329,941)	(191,070,063)
Distributions to shareholders from net investment income	-	(7,638,113)
Distributions to shareholders from net realized gain	-	(8,564,478)
Total distributions	-	(16,202,591)
Share transactions - net increase (decrease)	(114,272,064)	82,088,450
Redemption fees	12,533	99,970
Total increase (decrease) in net assets	(313,589,472)	(125,084,234)
Net Assets
Beginning of period	531,224,275	656,308,509
End of period (including undistributed net investment income of $1,109,609 and $0, respectively)	$ 217,634,803	$ 531,224,275

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07
Income from Investment Operations
Net investment income (loss) C	.10	.05	.53 D	.05	(.02)
Net realized and unrealized gain (loss)	(6.54)	(5.41)	1.29	5.45	4.19
Total from investment operations	(6.44)	(5.36)	1.82	5.50	4.17
Distributions from net investment income	-	(.28)	(.05)	-	(.04)
Distributions from net realized gain	-	(.26)	(1.01)	(1.20)	(1.21)
Total distributions	-	(.54)	(1.06)	(1.20)	(1.25)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 8.74	$ 15.18	$ 21.08	$ 20.31	$ 16.00
Total Return A,B	(42.42)%	(26.09)%	9.59%	38.83%	33.99%
Ratios to Average Net Assets E
Expenses before expense reductions	1.45%	1.25%	1.20%	1.34%	2.18%
Expenses net of voluntary waivers, if any	1.45%	1.25%	1.20%	1.34%	1.75%
Expenses net of all reductions	1.36%	1.20%	1.17%	1.32%	1.72%
Net investment income (loss)	.79%	.32%	2.39%	.30%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,377	$ 54,265	$ 61,610	$ 14,400	$ 3,186
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.52 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunciations & Utilities Growth

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03
Income from Investment Operations
Net investment income (loss) C	.07	.01	.47 D	.01	(.04)
Net realized and unrealized gain (loss)	(6.50)	(5.40)	1.31	5.43	4.17
Total from investment operations	(6.43)	(5.39)	1.78	5.44	4.13
Distributions from net investment income	-	(.25)	(.01)	-	(.03)
Distributions from net realized gain	-	(.26)	(1.00)	(1.17)	(1.19)
Total distributions	-	(.51)	(1.01)	(1.17)	(1.22)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 8.68	$ 15.11	$ 21.01	$ 20.23	$ 15.95
Total Return A,B	(42.55)%	(26.29)%	9.41%	38.45%	33.72%
Ratios to Average Net Assets E
Expenses before expense reductions	1.71%	1.49%	1.44%	1.58%	1.94%
Expenses net of voluntary waivers, if any	1.71%	1.49%	1.44%	1.58%	1.94%
Expenses net of all reductions	1.62%	1.44%	1.41%	1.55%	1.90%
Net investment income (loss)	.53%	.08%	2.16%	.07%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,306	$ 149,618	$ 225,415	$ 65,085	$ 19,918
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.52 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01
Income from Investment Operations
Net investment income (loss) C	.01	(.07)	.35 D	(.08)	(.13)
Net realized and unrealized gain (loss)	(6.37)	(5.33)	1.29	5.39	4.16
Total from investment operations	(6.36)	(5.40)	1.64	5.31	4.03
Distributions from net investment income	-	(.21)	-	-	(.03)
Distributions from net realized gain	-	(.26)	(.95)	(1.13)	(1.19)
Total distributions	-	(.47)	(.95)	(1.13)	(1.22)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 8.49	$ 14.85	$ 20.72	$ 20.02	$ 15.83
Total Return A,B	(42.83)%	(26.66)%	8.77%	37.76%	32.97%
Ratios to Average Net Assets E
Expenses before expense reductions	2.20%	2.01%	1.96%	2.08%	2.63%
Expenses net of voluntary waivers, if any	2.20%	2.01%	1.96%	2.08%	2.50%
Expenses net of all reductions	2.11%	1.96%	1.93%	2.05%	2.47%
Net investment income (loss)	.04%	(.44)%	1.63%	(.43)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,517	$ 213,767	$ 242,888	$ 65,645	$ 12,919
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.52 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.85	$ 20.71	$ 20.01	$ 15.85	$ 13.90
Income from Investment Operations
Net investment income (loss) E	.02	(.06)	.36 F	(.08)	(.10)
Net realized and unrealized gain (loss)	(6.37)	(5.33)	1.29	5.38	3.16
Total from investment operations	(6.35)	(5.39)	1.65	5.30	3.06
Distributions from net investment income	-	(.21)	-	-	(.02)
Distributions from net realized gain	-	(.26)	(.96)	(1.15)	(1.10)
Total distributions	-	(.47)	(.96)	(1.15)	(1.12)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 8.50	$ 14.85	$ 20.71	$ 20.01	$ 15.85
Total Return B,C,D	(42.76)%	(26.62)%	8.84%	37.72%	23.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.11%	1.96%	1.93%	2.07%	3.16% A
Expenses net of voluntary waivers, if any	2.11%	1.96%	1.93%	2.07%	2.50% A
Expenses net of all reductions	2.02%	1.91%	1.90%	2.04%	2.48% A
Net investment income (loss)	.13%	(.39)%	1.66%	(.43)%	(.91)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,496	$ 104,628	$ 107,332	$ 23,524	$ 3,489
Portfolio turnover rate	116%	220%	172%	149%	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09
Income from Investment Operations
Net investment income (loss) B	.16	.12	.60 C	.11	.04
Net realized and unrealized gain (loss)	(6.61)	(5.44)	1.29	5.46	4.17
Total from investment operations	(6.45)	(5.32)	1.89	5.57	4.21
Distributions from net investment income	-	(.30)	(.08)	-	(.07)
Distributions from net realized gain	-	(.26)	(1.01)	(1.22)	(1.22)
Total distributions	-	(.56)	(1.09)	(1.22)	(1.29)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 8.86	$ 15.31	$ 21.19	$ 20.38	$ 16.02
Total Return A	(42.13)%	(25.78)%	9.93%	39.31%	34.36%
Ratios to Average Net Assets D
Expenses before expense reductions	.96%	.85%	.88%	1.02%	1.46%
Expenses net of voluntary waivers, if any	.96%	.85%	.88%	1.02%	1.46%
Expenses net of all reductions	.87%	.80%	.85%	.99%	1.43%
Net investment income (loss)	1.28%	.72%	2.71%	.63%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,939	$ 8,945	$ 19,064	$ 6,963	$ 3,430
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.52 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 5,320,827
Unrealized depreciation	(56,091,051)
Net unrealized appreciation (depreciation)	(50,770,224)
Undistributed ordinary income	1,109,609
Capital loss carryforward	(219,238,359)
Total distributable earnings	$ (268,898,974)
Cost for federal income tax purposes	$ 247,757,627

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 103,719	$ 99	$ 5,004
Class T	.26%	.25%	533,346	1,316	10,130
Class B	.75%	.25%	1,549,851	1,162,768	-
Class C	.75%	.25%	742,929	168,154	-
			$ 2,929,845	$ 1,332,337	$ 15,134

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 57,439	$ 21,177
Class T	85,245	22,417
Class B*	752,866	752,866
Class C*	25,097	25,097
	$ 920,647	$ 821,557

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 187,292.48
Class T	505,144.48
Class B	746,533.48
Class C	294,846.40
Institutional Class	14,680.25
	$ 1,748,495

Telecommunications & Utilities Growth

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $506,712 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund level	$ 318,893	$ -	$ 95
Class A	-	5,004	-
Class T	-	10,130	-
	$ 318,893	$ 15,134	$ 95

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net investment income
Class A	$ -	$ 862,734
Class T	-	2,751,634
Class B	-	2,616,316
Class C	-	1,192,081
Institutional Class	-	215,348
Total	$ -	$ 7,638,113
From net realized gain
Class A	$ -	$ 801,074
Class T	-	2,861,669
Class B	-	3,239,248
Class C	-	1,475,852
Institutional Class	-	186,635
Total	$ -	$ 8,564,478
	$ -	$ 16,202,591

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	423,943	1,931,478	$ 5,364,348	$ 33,275,703
Reinvestment of distributions	-	73,413	-	1,502,746
Shares redeemed	(1,438,811)	(1,353,079)	(16,758,846)	(22,216,472)
Net increase (decrease)	(1,014,868)	651,812	$ (11,394,498)	$ 12,561,977
Class T
Shares sold	836,344	4,273,144	$ 10,272,609	$ 74,172,088
Reinvestment of distributions	-	256,066	-	5,228,877
Shares redeemed	(3,903,935)	(5,360,443)	(45,871,986)	(89,635,391)
Net increase (decrease)	(3,067,591)	(831,233)	$ (35,599,377)	$ (10,234,426)
Class B
Shares sold	989,939	5,799,459	$ 12,170,806	$ 99,758,338
Reinvestment of distributions	-	238,300	-	4,806,511
Shares redeemed	(4,604,725)	(3,360,872)	(52,267,314)	(53,399,012)
Net increase (decrease)	(3,614,786)	2,676,887	$ (40,096,508)	$ 51,165,837
Class C
Shares sold	695,153	3,665,125	$ 8,575,724	$ 63,045,214
Reinvestment of distributions	-	104,466	-	2,106,036
Shares redeemed	(2,855,788)	(1,906,444)	(32,747,868)	(30,489,563)
Net increase (decrease)	(2,160,635)	1,863,147	$ (24,172,144)	$ 34,661,687
Institutional Class
Shares sold	50,827	340,825	$ 664,720	$ 5,962,193
Reinvestment of distributions	-	7,861	-	161,693
Shares redeemed	(303,484)	(663,878)	(3,674,257)	(12,190,511)
Net increase (decrease)	(252,657)	(315,192)	$ (3,009,537)	$ (6,066,625)

Telecommunications & Utilities Growth

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund, (the Funds ) each a fund of Fidelity Advisor Series VII, including the portfolios of investments, as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund as of July 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1980

President of Advisor Biotechnology (2000), Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Biotechnology (2001), Advisor Consumer Industries (2001), Advisor Cyclical Industries (2001), Advisor Developing Communications (2001), Advisor Electronics (2001), Advisor Financial Services (2001), Advisor Health Care (2001), Advisor Natural Resources (2001), Advisor Technology (2001), and Advisor Telecommunications & Utilities Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor.
Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization, Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998 or 2000

Secretary of Advisor Biotechnology (2000), Advisor Consumer Industries (1998), Advisor Cyclical Industries (1998), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1998), Advisor Health Care (1998), Advisor Natural Resources (1998), Advisor Technology (1998), and Advisor Telecommunications & Utilities Growth (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1987, 1996, or 2000

Assistant Treasurer of Advisor Biotechnology (2000), Advisor Consumer Industries (1996), Advisor Cyclical Industries (1996), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1996), Advisor Health Care (1996), Advisor Natural Resources (1987), Advisor Technology (1996), and Advisor Telecommunications & Utilities Growth (1996). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

(fidelity_logo_graphic)(registered trademark)

Fidelity Investments Institutional Services Co., Inc.

P.O. Box 505422

Cincinnati, OH 45250-5422

(recycle_logo)Printed on Recycled Paper

AFOC-ANN-0902
1.762411.101

(fidelity_logo) (Registered_Trademark)

Fidelity Advisor

Focus Funds®

Institutional Class

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	<Click Here>
Biotechnology	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Industries	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Cyclical Industries	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Developing Communications	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Natural Resources	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications & Utilities Growth	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion
Trustees and Officers	<Click Here>

Annual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance Overview

Major equity benchmarks dropped to four- and five-year lows during the 12-month period ending July 31, 2002, and the resulting "statement shock" sent many investors scurrying for protection in the bond and money markets. Both the Standard & Poor's 500SM Index - an index of 500 widely held large-cap stocks - and the technology- and telecommunications-rich NASDAQ Composite® Index posted negative returns in eight of the past 12 months, including six of the seven months so far in 2002.

The reasons for the market sell-off are wide reaching and well known. When the period opened in August 2001, the U.S. economy was already in the throes of recession. High oil and gas prices at the time further contributed to the economic doldrums. In shocking fashion, things went from bad to worse on September 11. The terrorist attacks closed Wall Street for nearly a week and precipitated an unnerving flight out of equities when the markets reopened.

Fortunes changed for the better in the fourth quarter of 2001, thanks largely to the aggressive easing of interest rates by the Federal Reserve Board. Signs of gradual economic improvement also inspired investors, who stepped back into the equity markets with passion. Economically sensitive cyclical stocks - particularly in the technology sector - received the bulk of investors' interest, leading to three consecutive months of positive returns for the S&P 500®, the NASDAQ® and the Dow Jones Industrial AverageSM during October, November and December.

Unfortunately, that momentum failed to carry over into 2002, as reports of corporate accounting misdeeds, beginning with the Enron scandal, began to dominate the nation's headlines. A number of companies were caught "cooking the books" - misleading investors on profitability - which led to stunning drops in share prices, bankruptcies and, in some cases, arrests. Investors' faith in the integrity of the financial markets was further shaken by claims that major brokerage houses and their equity analysts were making fraudulent stock recommendations. The negative sentiment generated by these incidents snowballed during the latter half of the period, wiping out years of gains in the process. Two late-July session rallies spurred hopes that the markets may have reached a bottom, but did little to ease the losses already incurred. For the overall 12-month period ending July 31, 2002, the Dow lost 15.39%, the S&P 500 dropped 23.63% and the NASDAQ index declined 34.26%.

Turning to individual sectors, all seven major market segments tracked by Goldman Sachs posted negative returns during the past year, and all but one suffered a double-digit loss. That exception was the consumer sector, which soundly outperformed the broader market despite a negative one-year return. Consumer staples such as food, beverages and household products were the strongest performers. People tend to buy soda, toothpaste and laundry detergent regardless of the economic or equity market environment. One weak area in the consumer space was the broadcasting and cable industry. Lower advertising revenues, legislation targeting anti-competitive practices in the radio industry and suspicions of accounting irregularities plagued a number of companies in the sector.

Cyclical stocks also outperformed the broader market despite a double-digit dip. Homebuilders were among the best performers, as they continued to benefit from strong supply/demand dynamics and low mortgage rates. Aerospace and defense stocks also did well given higher national security and military budgets. Lockheed Martin, Northrup Grumman and General Dynamics posted very strong earnings. Elsewhere, Tyco International was at the forefront of negative news in the cyclical sector. Poor earnings, a troubled spin-off and the resignation of its CEO resulted in a steep decline in Tyco's share price and also caused collateral damage to other large conglomerates, including General Electric.

Financial services stocks also outperformed the broader market. Against a backdrop of low and declining interest rates, commercial banks and other lenders held up well. Insurance stocks fell but also outperformed the market due to improved pricing power. On the negative side, the plunging stock market, in addition to the highly publicized controversy about conflicts of interest among equity research analysts, drove the shares of investment bankers and brokerage houses down sharply.

The health care sector took a beating during the past year, particularly pharmaceuticals. Traditionally a favored haven in a market downturn because of their historically steady earnings, brand-name pharmaceuticals were hurt by a number of negative developments, including patent expirations for key drugs, a lack of new products in the pipeline and increasing competition from generic drug makers. Biotechnology stocks also plummeted, as increasing investor risk aversion caused a general movement away from the traditionally volatile biotech industry. Health care service providers were among the better performers in the entire market. Hospital operators such as Tenet Healthcare, HCA and Triad Hospitals all reported solid earnings growth with expectations of continued strength.

The natural resources sector offered mixed performance throughout the past year. Gold stocks gave jittery equity investors a place to hide from the bear market and performed very well before tailing off late in the period. In the early stages of the past year, falling oil and gas prices tempered the sector's overall return. But when commodity prices rebounded early in 2002, energy stock prices responded in kind. However, energy and the equipment and services stocks were the worst performers in the natural resources sector late in the period when energy prices took a breather from their upward trend.

Overall, the technology sector was the worst performing major market segment of the past 12 months. Tech stocks suffered a massive sell-off as increasing doubts about the strength of the U.S. economic recovery, along with falling stock prices, generated concerns that businesses would continue to conserve capital expenditures and postpone an anticipated rebound in corporate investment. With weak business fundamentals and corporate technology spending in the doldrums, few areas in technology were able to escape the market slide.

Telecommunications stocks also fared poorly amid a deluge of allegations of dubious accounting practices and other questionable corporate behavior. Investor distrust sharpened concerns about continued weak business fundamentals and onerous debt levels shouldered by many companies. The utilities industry was also plagued by its share of accounting scandal headlines. Aggravating investor distrust left over from the Enron debacle, several companies admitted to engaging in "round trip" energy trades - simultaneous purchase and sale transactions that artificially inflated revenues without improving the overall performance of the businesses.

Semiannual Report

Advisor Biotechnology Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Biotechnology - Inst CL	-37.94%	-56.00%
S&P 500 ®	-23.63%	-29.90%
GS Health Care	-20.19%	-29.28%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance both of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs® Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - Inst CL	-37.94%	-40.29%
S&P 500	-23.63%	-20.00%
GS Health Care	-20.19%	-19.56%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have been $4,400 - a 56.00% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $7,072 - a 29.28% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Biotechnology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Andraz Razen, Portfolio Manager of Fidelity Advisor Biotechnology Fund

Q. How did the fund perform, Andraz?

A. During the 12-month period ending July 31, 2002, the fund's Institutional Class shares were down 37.94%. This return underperformed the Goldman Sachs Health Care Index - an index of 116 stocks designed to measure the performance of companies in the health care sector - which fell 20.19%. The fund also trailed the Standard & Poor's 500 Index, which declined 23.63%.

Q. Why did biotechnology stocks underperform the broader market during the past year?

A. The ongoing economic downturn pressured corporate profits across many industries, motivating investors to scrutinize companies more closely. In this challenging environment, investors were less tolerant of owning growth stocks with high valuations and future earnings promise, including biotechnology stocks, than those with lower valuations and stable current earnings growth. Stocks of biotechnology companies - many of which have strong potential but have yet to turn a profit - were viewed by the average investor as being too risky to own in such a difficult market. Additionally, biotechnology firms suffered because the rate at which they were getting paid for lucrative drug licensing agreements from large pharmaceutical companies fell sharply from a few years ago.

Q. What factors caused the fund to lag the Goldman Sachs Health Care Index?

A. Again, I think the main reason was valuation. Despite vastly lower valuations entering the period, biotechnology stocks generally still had much higher multiples - the price of a stock divided by its earnings per share - throughout the period than did other health care stocks included in the index, such as medical device manufacturers, pharmaceutical companies and hospitals. Investors just weren't willing to reward the potential earnings power inherent in many biotech companies.

Q. What strategies did you pursue since taking over the fund on March 1?

A. Prior to my taking over the fund, there had been a lot of disappointing news about promising drugs in late-stage clinical trials. I believe this rise in the failure rate of drugs sponsored by biotechnology companies occurred for the following reason. Many biotechnology companies attracted unprecedented waves of capital during the late 1990s and early 2000, as new advances in such areas as genomics raised investors' expectations for the sector's growth potential. Being recipients of this new cash, biotechnology companies felt a sense of urgency to put that money to work. In many cases, I believe companies pushed drugs into clinical human trials that otherwise weren't ready for such research or shouldn't have been there in the first place. With this in mind, I tried to identify and focus on companies with products that had a high probability of success. This strategy led me to many established companies with strong cash flows, current earnings, existing products and drugs in the later stages of clinical trials. These more mature companies tended to hold up better as a group during the market's recent downturn. Two of the companies I emphasized were Biogen and Amgen, which did outperform many of the sector's upstarts. That said, I have no problem investing in smaller companies with drugs in the earlier stages of trials, as long as I believe in their products, and their earnings growth potential isn't already fully reflected in their stock prices.

Q. What holdings performed well? Which disappointed?

A. Gilead Sciences, the fund's top contributor, appreciated as investors responded to government approval for the company's HIV-drug, Viread. Immunex rose sharply after it agreed to be acquired by Amgen. Scios also performed well on positive clinical results for Natrecor, a drug to treat acute heart failure. On the down side, despite being underweighted in several companies with all or the bulk of their products in the earlier stages of clinical trials, such as Millennium Pharmaceuticals and Human Genome Sciences, these stocks were among the fund's top absolute detractors. Additionally, Sepracor was hurt by wider-than-expected second-quarter losses and a decision by U.S. regulators to reject its allergy drug, Soltara, for approval. Incidentally, I sold off our position in Human Genome Science during the period.

Q. What's your outlook for biotech stocks, Andraz?

A. It's very difficult to quantify the future earnings potential of smaller biotechnology companies with products in the earlier stages of trials. Further, owning them in a difficult investing environment can be detrimental. Therefore, should this unstable market environment persist, shareholders could expect the fund to be more concentrated in the industry's more mature companies, meaning those that have products on the market and are generating earnings growth. It is in this latter area where I believe my research and analysis can add value to the fund's performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2002, more than $30 million

Manager: Andraz Razen, since March 2002; joined Fidelity in 1998

Annual Report

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Biogen, Inc.	11.0
Gilead Sciences, Inc.	10.1
Amgen, Inc.	8.6
IDEC Pharmaceuticals Corp.	7.1
MedImmune, Inc.	6.4
Genzyme Corp. - General Division	4.0
Cephalon, Inc.	2.9
Celgene Corp.	2.8
Invitrogen Corp.	2.8
Millennium Pharmaceuticals, Inc.	2.8
58.5
Top Industries as of July 31, 2002
% of fund's net assets
Biotechnology	74.9%
Pharmaceuticals	4.5%
Health Care Equipment & Supplies	1.3%
All Others*	19.3%

* Includes short-term investments and net other assets.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 80.4%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 74.8%
Abgenix, Inc. (a)	33,870	$ 312,281
Affymetrix, Inc. (a)	29,200	521,220
Alkermes, Inc. (a)	12,240	55,814
Amgen, Inc. (a)	58,310	2,661,268
Biogen, Inc. (a)	94,430	3,396,648
BioMarin Pharmaceutical, Inc. (a)	10,500	46,725
Celgene Corp. (a)	50,720	870,862
Cell Therapeutics, Inc. (a)	220	702
Cephalon, Inc. (a)	18,899	907,152
Chiron Corp. (a)	9,600	323,904
CV Therapeutics, Inc. (a)	11,028	275,700
Decode Genetics, Inc. (a)	7,340	25,029
Enzon, Inc. (a)	17,800	402,280
Exelixis, Inc. (a)	18,110	126,589
Genzyme Corp. - General Division (a)	54,020	1,230,576
Gilead Sciences, Inc. (a)	102,300	3,117,081
IDEC Pharmaceuticals Corp. (a)	48,760	2,174,208
Invitrogen Corp. (a)	24,650	859,053
Isis Pharmaceuticals (a)	4,100	36,285
Medarex, Inc. (a)	13,490	110,348
MedImmune, Inc. (a)	66,700	1,983,658
Millennium Pharmaceuticals, Inc. (a)	68,816	854,695
Neurocrine Biosciences, Inc. (a)	14,400	528,624
Protein Design Labs, Inc. (a)	23,880	324,529
QLT, Inc. (a)	12,800	118,165
Regeneron Pharmaceuticals, Inc. (a)	19,440	334,368
Techne Corp. (a)	10,610	293,367
Telik, Inc. (a)	300	4,410
Transkaryotic Therapies, Inc. (a)	8,140	313,797
Trimeris, Inc. (a)	8,400	392,868
Vertex Pharmaceuticals, Inc. (a)	20,050	395,787
Zymogenetics, Inc.	5,900	42,539
TOTAL BIOTECHNOLOGY		23,040,532
HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
Applera Corp. - Applied Biosystems Group	20,650	385,329
Epix Medical, Inc. (a)	2,900	13,340
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		398,669
PHARMACEUTICALS - 4.3%
Barr Laboratories, Inc. (a)	500	30,500
Bristol-Myers Squibb Co.	7,700	180,411
Guilford Pharmaceuticals, Inc. (a)	7,000	36,400
InterMune, Inc. (a)	11,650	276,688
Ligand Pharmaceuticals, Inc. Class B (a)	10,200	91,392
Scios, Inc. (a)	15,400	482,944

	Shares	Value (Note 1)
Sepracor, Inc. (a)	11,796	$ 79,623
Shire Pharmaceuticals Group PLC sponsored ADR (a)	6,100	155,550
TOTAL PHARMACEUTICALS		1,333,508
TOTAL COMMON STOCKS (Cost $33,699,103)		24,772,709
Convertible Bonds - 0.3%
Ratings (unaudited) (d)		Principal Amount
BIOTECHNOLOGY - 0.1%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c)	-	$ 90,000	37,800
PHARMACEUTICALS - 0.2%
Sepracor, Inc. 5.75% 11/15/06 (c)	CCC+	120,000	55,056
TOTAL CONVERTIBLE BONDS (Cost $204,090)			92,856
Money Market Funds - 16.2%
	Shares
Fidelity Cash Central Fund, 1.84% (b) (Cost $4,985,371)	4,985,371	4,985,371
Cash Equivalents - 2.8%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.8%, dated 7/31/02 due 8/1/02 (Cost $857,000)	$ 857,043	857,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $39,745,564)		30,707,936
NET OTHER ASSETS - 0.3%		88,514
NET ASSETS - 100%		$ 30,796,450
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $92,856 or 0.3% of net assets.

(d) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $54,135,624 and $37,295,913, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $381 for the period.
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $10,173,000 of losses recognized during the period November 1, 2001 to July 31, 2002.
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,850,000 all of which will expire on July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $857,000) (cost $39,745,564) - See accompanying schedule		$ 30,707,936
Cash		272
Receivable for investments sold		95,520
Receivable for fund shares sold		112,912
Interest receivable		9,759
Total assets		30,926,399
Liabilities
Payable for fund shares redeemed	$ 66,904
Accrued management fee	7,436
Distribution fees payable	17,526
Other payables and accrued expenses	38,083
Total liabilities		129,949
Net Assets		$ 30,796,450
Net Assets consist of:
Paid in capital		$ 52,640,824
Undistributed net investment income		1,044
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,807,790)
Net unrealized appreciation (depreciation) on investments		(9,037,628)
Net Assets		$ 30,796,450
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,657,206 ÷ 1,060,851 shares)		$ 4.39
Maximum offering price per share (100/94.25 of $4.39)		$ 4.66
Class T: Net Asset Value and redemption price per share ($6,860,539 ÷ 1,569,706 shares)		$ 4.37
Maximum offering price per share (100/96.50 of $4.37)		$ 4.53
Class B: Net Asset Value and offering price per share ($10,218,359 ÷ 2,358,003 shares) A		$ 4.33
Class C: Net Asset Value and offering price per share ($8,203,748 ÷ 1,892,938 shares) A		$ 4.33
Institutional Class: Net Asset Value, offering price and redemption price per share ($856,598 ÷ 194,479 shares)		$ 4.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 19,610
Interest		77,960
Security lending		848
Total income		98,418
Expenses
Management fee	$ 209,760
Transfer agent fees	193,756
Distribution fees	266,765
Accounting and security lending fees	61,684
Non-interested trustees' compensation	122
Custodian fees and expenses	12,055
Registration fees	78,547
Audit	27,973
Legal	239
Miscellaneous	27,576
Total expenses before reductions	878,477
Expense reductions	(171,020)	707,457
Net investment income (loss)		(609,039)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,661,570)
Foreign currency transactions	(1,023)
Total net realized gain (loss)		(11,662,593)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,936,754)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(6,936,768)
Net gain (loss)		(18,599,361)
Net increase (decrease) in net assets resulting from operations		$ (19,208,400)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (609,039)	$ (135,670)
Net realized gain (loss)	(11,662,593)	(1,146,587)
Change in net unrealized appreciation (depreciation)	(6,936,768)	(2,100,788)
Net increase (decrease) in net assets resulting from operations	(19,208,400)	(3,383,045)
Share transactions - net increase (decrease)	21,911,313	31,428,665
Redemption fees	34,461	13,456
Total increase (decrease) in net assets	2,737,374	28,059,076
Net Assets
Beginning of period	28,059,076	-
End of period (including undistributed net investment income of $1,044 and undistributed net investment income of $0, respectively)	$ 30,796,450	$ 28,059,076

Financial Highlights - Class A

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.04)
Net realized and unrealized gain (loss)	(2.64)	(2.88)
Total from investment operations	(2.71)	(2.92)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.39	$ 7.09
Total Return B, C, D	(38.08)%	(29.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99%	3.07% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.46%	1.49% A
Net investment income (loss)	(1.19)%	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,657	$ 4,232
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)
Net realized and unrealized gain (loss)	(2.62)	(2.89)
Total from investment operations	(2.71)	(2.94)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.37	$ 7.07
Total Return B, C, D	(38.19)%	(29.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.27%	3.29% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.72%	1.74% A
Net investment income (loss)	(1.45)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,861	$ 7,721
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.07)
Net realized and unrealized gain (loss)	(2.61)	(2.89)
Total from investment operations	(2.73)	(2.96)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.33	$ 7.05
Total Return B, C, D	(38.58)%	(29.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.74%	3.83% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.22%	2.24% A
Net investment income (loss)	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,218	$ 8,875
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.07)
Net realized and unrealized gain (loss)	(2.61)	(2.89)
Total from investment operations	(2.73)	(2.96)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 4.33	$ 7.05
Total Return B, C, D	(38.58)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.57%	3.73% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.22%	2.24% A
Net investment income (loss)	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,204	$ 6,321
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.03)
Net realized and unrealized gain (loss)	(2.64)	(2.89)
Total from investment operations	(2.70)	(2.92)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 4.40	$ 7.09
Total Return B, C	(37.94)%	(29.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.41%	2.58% A
Expenses net of voluntary waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.22%	1.24% A
Net investment income (loss)	(.94)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 857	$ 911
Portfolio turnover rate	113%	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 852,638
Unrealized depreciation	(10,673,371)
Net unrealized appreciation (depreciation)	(9,820,733)
Capital loss carryforward	(1,850,297)
Total distributable earnings	$ (11,671,030)
Cost for federal income tax purposes	$ 40,528,669

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 13,907	$ 79	$ -
Class T	.25%	.25%	42,292	118	-
Class B	.75%	.25%	120,375	90,293	-
Class C	.75%	.25%	90,191	71,079	-
			$ 266,765	$ 161,569	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 54,759	$ 24,396
Class T	42,064	11,275
Class B*	46,347	46,347
Class C*	5,967	5,967
	$ 149,137	$ 87,985

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder

Biotechnology

1. Significant Accounting Policies - continued

Transfer Agent Fees - continued

reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 32,368.58
Class T	51,518.61
Class B	69,836.58
Class C	37,202.41
Institutional Class	2,832.26
	$ 193,756

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $65,897 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 27,230
Class T	1.75%	43,195
Class B	2.25%	58,002
Class C	2.25%	28,309
Institutional Class	1.25%	1,800
		$ 158,536

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Other expense reductions	Custody expense reduction
Fund level	$ 12,352	$ 132

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001A	2002	2001A
Class A
Shares sold	848,785	699,478	$ 5,562,171	$ 5,545,338
Shares redeemed	(384,919)	(102,493)	(2,272,579)	(779,774)
Net increase (decrease)	463,866	596,985	$ 3,289,592	$ 4,765,564
Class T
Shares sold	1,079,333	1,185,736	$ 7,101,784	$ 9,362,792
Shares redeemed	(601,044)	(94,319)	(3,524,433)	(706,463)
Net increase (decrease)	478,289	1,091,417	$ 3,577,351	$ 8,656,329
Class B
Shares sold	2,150,963	1,306,490	$ 13,924,032	$ 10,210,270
Shares redeemed	(1,051,240)	(48,210)	(6,284,958)	(347,986)
Net increase (decrease)	1,099,723	1,258,280	$ 7,639,074	$ 9,862,284
Class C
Shares sold	1,457,264	927,986	$ 9,470,324	$ 7,320,439
Shares redeemed	(460,985)	(31,327)	(2,621,050)	(223,327)
Net increase (decrease)	996,279	896,659	$ 6,849,274	$ 7,097,112
Institutional Class
Shares sold	135,985	134,833	$ 963,997	$ 1,095,260
Shares redeemed	(69,886)	(6,453)	(407,975)	(47,884)
Net increase (decrease)	66,099	128,380	$ 556,022	$ 1,047,376

A Share transactions for the period December 27, 2000 (commencement of operations) to July 31, 2001.

Biotechnology

Advisor Consumer Industries Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - Inst CL	-14.00%	21.39%	65.06%
S&P 500	-23.63%	2.23%	51.66%
GS Consumer Industries	-9.78%	21.78%	66.38%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 287 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - Inst CL	-14.00%	3.95%	8.85%
S&P 500	-23.63%	0.44%	7.30%
GS Consumer Industries	-9.78%	4.02%	9.00%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $16,506 - a 65.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,638 - a 66.38% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Consumer Industries Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Brian Hanson, Portfolio Manager of Fidelity Advisor Consumer Industries Fund

Q. How did the fund perform, Brian?

A. For the 12 months ending July 31, 2002, the fund's Institutional Class shares fell 14.00%. In comparison , the Goldman Sachs Consumer Industries Index - an index of 287 stocks designed to measure the performance of companies in the consumer industries sector - declined 9.78%, while the Standard & Poor's 500 Index fell 23.63%.

Q. What were the major factors that affected the fund's performance during the 12-month period?

A. A major theme for the market as a whole was the relative resilience of consumer spending. This means that consumer-related stocks generally did better than the average industrial or technology-based stock, which explains why the fund outperformed the S&P 500. The greatest factor causing the fund to underperform the Goldman Sachs index was our overweighting in media and entertainment. Price-to-earnings (P/E) multiples in these sectors contracted substantially despite basically strong fundamentals. The cable television industry, in particular, saw stock prices fall on concerns about the high levels of debt on company balance sheets, and from the general pall cast over the industry by the aggressive accounting practices of Adelphia Communications. Performance also was hurt by being somewhat underweighted in the defensive household products, beverages and foods industries, which generally fared better than the overall market. On the upside, the fund benefited from its overweighted position in casinos and gaming stocks, which rebounded nicely after being sold down in the immediate aftermath of 9/11. The fund also got a lift from some attractively valued retail names that I added to the portfolio when I became manager in March.

Q. What other changes in strategy did you make and how did they work out?

A. I made a conscious effort to selectively add more small- and mid-cap retail names, where valuations generally were more attractive than many of the larger retailers and where earnings growth, in many cases, was as strong or stronger. This strategy paid off pretty well. Another strategy was to increase the fund's position in Comcast, a cable company with great operating margins and cutting-edge technology, which I felt was poised for growth. While this stock suffered along with the rest of the cable industry and detracted from performance, I raised the position because I liked its long-term growth prospects.

Q. What individual stocks were the most beneficial to overall fund performance?

A. The best absolute contributor was Gillette, which did well for a couple of reasons: First, its fundamentals improved as a result of new management's turnaround efforts; and second, as a reasonably valued consumer products name, it benefited from the market's flight to the more defensive sectors during the recent economic uncertainty. The fund also benefited on an absolute basis from other defensive consumer staples names, such as Coca-Cola, Avon, Procter & Gamble and Philip Morris. As mentioned, the retail sector helped performance as well. Mid-cap stocks such as women's specialty apparel retailer Christopher & Banks, which serves the underpenetrated baby boomer market, and Limited Brands, which operates Victoria's Secret, showed strong earnings. Also benefiting performance were Harrah's Entertainment, the casino and gaming operator, as well as Starwood Hotels and Resorts, both of which showed stronger-than-expected earnings post 9/11. Starwood is no longer held in the fund.

Q. Which of the fund's holdings detracted from overall performance?

A. The fund's media and entertainment stocks were the biggest drags on performance. Six of the fund's 10 biggest detractors were in this group, including Comcast, Clear Channel, Viacom, AOL Time Warner, Liberty Media and Cox Communications. These stocks generally were hurt by excessive valuations, highly leveraged balance sheets and guilt-by-association concerns about industry accounting irregularities. The single largest hit came from Home Depot, whose stock price fell on fears that it may be facing saturation in the do-it-yourself market that it has long dominated.

Q. What's your near-term outlook, Brian?

A. For the consumer industries, the big questions are whether or not the consumer will continue to spend while the economy is slow, and whether or not that spending will accelerate when the economy recovers. With so much uncertainty in the market, I will simply be trying to own the best names I can, while seeking to achieve a balance in the portfolio between defensively oriented stocks and those I believe could see a strong acceleration in revenue and earnings growth once the economy gains forward momentum.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $39 million

Manager: Brian Hanson, since March 2002; joined Fidelity in 1996

Annual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Wal-Mart Stores, Inc.	5.3
Philip Morris Companies, Inc.	5.0
The Coca-Cola Co.	4.7
Lowe's Companies, Inc.	4.2
Viacom, Inc. Class B (non-vtg.)	3.1
CVS Corp.	2.6
Procter & Gamble Co.	2.4
Comcast Corp. Class A (special)	2.4
Target Corp.	2.4
PepsiCo, Inc.	2.3
34.4
Top Industries as of July 31, 2002
% of fund's net assets
Media	15.0%
Multiline Retail	12.7%
Specialty Retail	12.4%
Beverages	7.4%
Hotels, Restaurants & Leisure	6.8%
All Others*	45.7%
* Includes short-term investments and net other assets.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 88.2%
	Shares	Value (Note 1)
AUTOMOBILES - 0.6%
Harley-Davidson, Inc.	5,200	$ 246,272
BEVERAGES - 7.4%
Coca-Cola Enterprises, Inc.	3,000	55,860
Pepsi Bottling Group, Inc.	4,600	113,712
PepsiCo, Inc.	21,749	933,902
The Coca-Cola Co.	37,050	1,850,277
TOTAL BEVERAGES		2,953,751
COMMERCIAL SERVICES & SUPPLIES - 4.8%
Apollo Group, Inc. Class A (a)	2,550	100,088
Aramark Corp. Class B	13,500	290,250
Cendant Corp. (a)	28,600	395,252
Cintas Corp.	4,800	210,667
Labor Ready, Inc. (a)	70,400	495,616
Manpower, Inc.	10,600	399,196
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,891,069
ELECTRICAL EQUIPMENT - 0.3%
Rayovac Corp. (a)	9,400	132,540
FOOD & DRUG RETAILING - 4.3%
CVS Corp.	35,300	1,009,580
Walgreen Co.	18,440	651,485
Whole Foods Market, Inc. (a)	900	39,483
TOTAL FOOD & DRUG RETAILING		1,700,548
FOOD PRODUCTS - 3.1%
Dean Foods Co. (a)	10,700	356,738
Fresh Del Monte Produce Inc.	10,100	247,652
Kraft Foods, Inc. Class A	11,700	432,900
McCormick & Co., Inc. (non-vtg.)	1,760	40,040
The J.M. Smucker Co.	141	4,724
Tyson Foods, Inc. Class A	7,700	97,405
Wm. Wrigley Jr. Co.	1,100	56,265
TOTAL FOOD PRODUCTS		1,235,724
HOTELS, RESTAURANTS & LEISURE - 6.8%
Boyd Gaming Corp. (a)	8,500	126,055
Brinker International, Inc. (a)	6,900	224,940
Carnival Corp.	6,700	177,550
Harrah's Entertainment, Inc. (a)	7,400	350,168
Mandalay Resort Group (a)	1,600	45,376
Marriott International, Inc. Class A	1,800	60,300
McDonald's Corp.	23,400	579,150
MGM Mirage, Inc. (a)	2,900	101,500
Outback Steakhouse, Inc. (a)	12,500	399,250
Park Place Entertainment Corp. (a)	12,700	116,586
Royal Caribbean Cruises Ltd.	10,100	200,182

	Shares	Value (Note 1)
Station Casinos, Inc. (a)	14,000	$ 184,800
Wendys International, Inc.	3,720	136,859
TOTAL HOTELS, RESTAURANTS & LEISURE		2,702,716
HOUSEHOLD DURABLES - 0.1%
Whirlpool Corp.	900	51,633
HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Co.	4,500	231,075
Kimberly-Clark Corp.	7,100	433,455
Procter & Gamble Co.	10,985	977,555
TOTAL HOUSEHOLD PRODUCTS		1,642,085
INTERNET & CATALOG RETAIL - 1.9%
Amazon.com, Inc. (a)	21,800	315,206
USA Interactive (a)	19,700	434,365
TOTAL INTERNET & CATALOG RETAIL		749,571
INTERNET SOFTWARE & SERVICES - 2.2%
Overture Services, Inc. (a)	13,000	297,050
SmartForce PLC sponsored ADR (a)	14,700	50,127
Yahoo!, Inc. (a)	40,600	534,702
TOTAL INTERNET SOFTWARE & SERVICES		881,879
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Mattel, Inc.	11,400	214,434
MEDIA - 15.0%
AMC Entertainment, Inc. (a)	17,700	167,796
AOL Time Warner, Inc. (a)	21,310	245,065
Clear Channel Communications, Inc. (a)	24,349	634,291
Comcast Corp. Class A (special) (a)	46,080	963,072
Cox Communications, Inc. Class A (a)	14,700	406,455
E.W. Scripps Co. Class A	1,100	83,820
EchoStar Communications Corp. Class A (a)	3,100	50,561
Emmis Communications Corp. Class A (a)	4,100	65,026
Fox Entertainment Group, Inc. Class A (a)	23,800	474,810
Gannett Co., Inc.	2,980	214,292
Interpublic Group of Companies, Inc.	5,100	106,641
Lamar Advertising Co. Class A (a)	4,000	126,320
Liberty Media Corp. Class A (a)	66,000	518,760
McGraw-Hill Companies, Inc.	1,100	68,805
Meredith Corp.	5,400	196,938
News Corp. Ltd. ADR	5,700	114,855
Radio One, Inc. Class D (non-vtg.) (a)	10,100	141,400
Regal Entertainment Group Class A	400	7,908
Univision Communications, Inc. Class A (a)	2,700	77,193
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Viacom, Inc. Class B (non-vtg.) (a)	31,897	$ 1,241,750
Walt Disney Co.	4,100	72,693
TOTAL MEDIA		5,978,451
MULTILINE RETAIL - 12.7%
99 Cents Only Stores (a)	9,200	224,296
Big Lots, Inc. (a)	15,500	257,300
Costco Wholesale Corp. (a)	6,000	209,220
Dollar Tree Stores, Inc. (a)	4,100	127,906
Factory 2-U Stores, Inc. (a)	12,500	145,750
Family Dollar Stores, Inc.	2,700	81,783
Kohl's Corp. (a)	11,400	752,400
Saks, Inc. (a)	19,400	206,416
Target Corp.	28,200	940,470
Wal-Mart Stores, Inc.	42,480	2,089,167
TOTAL MULTILINE RETAIL		5,034,708
PERSONAL PRODUCTS - 2.4%
Avon Products, Inc.	7,950	367,767
Gillette Co.	17,200	565,536
TOTAL PERSONAL PRODUCTS		933,303
SPECIALTY RETAIL - 12.4%
Aeropostale, Inc.	8,000	126,400
American Eagle Outfitters, Inc. (a)	5,250	86,940
AutoNation, Inc. (a)	5,300	71,497
AutoZone, Inc. (a)	2,500	184,375
Bed Bath & Beyond, Inc. (a)	6,000	186,000
Best Buy Co., Inc. (a)	14,550	478,695
Borders Group, Inc. (a)	4,300	76,110
Christopher & Banks Corp. (a)	7,700	261,877
Foot Locker, Inc. (a)	15,600	173,160
Gap, Inc.	27,200	330,480
Home Depot, Inc.	9,190	283,787
Kirkland's, Inc.	14,100	150,588
Limited Brands, Inc.	24,900	447,453
Lowe's Companies, Inc.	44,000	1,665,400
Office Depot, Inc. (a)	30,000	389,400
TOTAL SPECIALTY RETAIL		4,912,162
TEXTILES APPAREL & LUXURY GOODS - 4.6%
Coach, Inc. (a)	4,000	91,200
Liz Claiborne, Inc.	8,400	242,340
NIKE, Inc. Class B	4,900	241,521
Oshkosh B'Gosh, Inc. Class A	10,100	304,010
Reebok International Ltd. (a)	3,400	91,494

	Shares	Value (Note 1)
Skechers U.S.A., Inc. Class A (a)	5,400	$ 86,670
Tropical Sportswear International Corp. (a)	39,800	783,662
TOTAL TEXTILES APPAREL & LUXURY GOODS		1,840,897
TOBACCO - 5.0%
Philip Morris Companies, Inc.	42,900	1,975,545
TOTAL COMMON STOCKS (Cost $36,917,753)		35,077,288
Money Market Funds - 14.3%

Fidelity Cash Central Fund, 1.84% (b)	4,467,996	4,467,996
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,208,861	1,208,861
TOTAL MONEY MARKET FUNDS (Cost $5,676,857)		5,676,857
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $42,594,610)		40,754,145
NET OTHER ASSETS - (2.5)%		(1,000,879)
NET ASSETS - 100%		$ 39,753,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $54,892,430 and $48,164,757, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,829 for the period.
Income Tax Information
The fund hereby designates approximately $881,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,251,000 all of which will expire on July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $1,161,062) (cost $42,594,610) - See accompanying schedule		$ 40,754,145
Receivable for fund shares sold		335,103
Dividends receivable		12,572
Interest receivable		6,144
Redemption fees receivable		62
Other receivables		1,074
Total assets		41,109,100
Liabilities
Payable for fund shares redeemed	$ 70,323
Accrued management fee	15,028
Distribution fees payable	22,889
Other payables and accrued expenses	38,733
Collateral on securities loaned, at value	1,208,861
Total liabilities		1,355,834
Net Assets		$ 39,753,266
Net Assets consist of:
Paid in capital		$ 43,070,365
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,476,634)
Net unrealized appreciation (depreciation) on investments		(1,840,465)
Net Assets		$ 39,753,266
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,208,823 ÷ 567,055 shares)		$ 12.71
Maximum offering price per share (100/94.25 of $12.71)		$ 13.49
Class T: Net Asset Value and redemption price per share ($12,131,620 ÷ 965,342 shares)		$ 12.57
Maximum offering price per share (100/96.50 of $12.57)		$ 13.03
Class B: Net Asset Value and offering price per share ($13,806,817 ÷ 1,129,570 shares) A		$ 12.22
Class C: Net Asset Value and offering price per share ($5,390,716 ÷ 440,429 shares) A		$ 12.24
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,215,290 ÷ 94,162 shares)		$ 12.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 349,307
Interest		70,075
Security lending		6,497
Total income		425,879
Expenses
Management fee	$ 223,458
Transfer agent fees	141,125
Distribution fees	270,827
Accounting and security lending fees	61,728
Non-interested trustees' compensation	129
Custodian fees and expenses	8,385
Registration fees	44,523
Audit	28,982
Legal	304
Miscellaneous	26,370
Total expenses before reductions	805,831
Expense reductions	(66,112)	739,719
Net investment income (loss)		(313,840)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,107,770)
Foreign currency transactions	1,308
Total net realized gain (loss)		(1,106,462)
Change in net unrealized appreciation (depreciation) on investment securities		(5,550,831)
Net gain (loss)		(6,657,293)
Net increase (decrease) in net assets resulting from operations		$ (6,971,133)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (313,840)	$ (114,395)
Net realized gain (loss)	(1,106,462)	1,513,567
Change in net unrealized appreciation (depreciation)	(5,550,831)	(1,173,817)
Net increase (decrease) in net assets resulting from operations	(6,971,133)	225,355
Distributions to shareholders from net realized gain	(880,542)	-
Share transactions - net increase (decrease)	9,811,601	7,152,978
Redemption fees	9,033	3,795
Total increase (decrease) in net assets	1,968,959	7,382,128
Net Assets
Beginning of period	37,784,307	30,402,179
End of period	$ 39,753,266	$ 37,784,307

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48
Income from Investment Operations
Net investment income (loss) C	(.05)	.01	(.04)	(.03)	(.06)
Net realized and unrealized gain (loss)	(2.09)	.15	(.68)	1.80	3.31
Total from investment operations	(2.14)	.16	(.72)	1.77	3.25
Distributions from net realized gain	(.35)	-	(.20)	(.85)	(1.68)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.68)
Redemption fees added to paid in capital C	-	-	.01	.01	.03
Net asset value, end of period	$ 12.71	$ 15.20	$ 15.04	$ 16.01	$ 15.08
Total Return A, B	(14.30)%	1.06%	(4.48)%	13.49%	27.48%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.69%	1.71%	1.62%	1.61%	2.47%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.55%	1.75%
Expenses net of all reductions	1.47%	1.49%	1.49%	1.54%	1.73%
Net investment income (loss)	(.36)%	.08%	(.24)%	(.19)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,209	$ 4,648	$ 3,609	$ 3,504	$ 2,220
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45
Income from Investment Operations
Net investment income (loss) C	(.09)	(.02)	(.08)	(.06)	(.10)
Net realized and unrealized gain (loss)	(2.05)	.15	(.67)	1.79	3.28
Total from investment operations	(2.14)	.13	(.75)	1.73	3.18
Distributions from net realized gain	(.35)	-	(.20)	(.81)	(1.66)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.66)
Redemption fees added to paid in capital C	-	-	.01	.01	.03
Net asset value, end of period	$ 12.57	$ 15.06	$ 14.93	$ 15.93	$ 15.00
Total Return A, B	(14.44)%	.87%	(4.69)%	13.20%	26.93%
Ratios to Average Net Assets D
Expenses before expense reductions	1.89%	1.98%	1.85%	1.83%	2.21%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.79%	2.00%
Expenses net of all reductions	1.72%	1.73%	1.73%	1.77%	1.98%
Net investment income (loss)	(.61)%	(.17)%	(.49)%	(.42)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,132	$ 12,899	$ 13,275	$ 21,714	$ 13,989
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42
Income from Investment Operations
Net investment income (loss) C	(.15)	(.10)	(.15)	(.14)	(.17)
Net realized and unrealized gain (loss)	(2.01)	.14	(.67)	1.79	3.26
Total from investment operations	(2.16)	.04	(.82)	1.65	3.09
Distributions from net realized gain	(.35)	-	(.20)	(.81)	(1.64)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.64)
Redemption fees added to paid in capital C	-	-	.01	.01	.04
Net asset value, end of period	$ 12.22	$ 14.73	$ 14.69	$ 15.76	$ 14.91
Total Return A, B	(14.91)%	.27%	(5.19)%	12.71%	26.30%
Ratios to Average Net Assets D
Expenses before expense reductions	2.39%	2.51%	2.41%	2.39%	3.46%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.22%	2.24%	2.24%	2.30%	2.48%
Net investment income (loss)	(1.11)%	(.67)%	(.99)%	(.95)%	(1.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,807	$ 13,483	$ 9,021	$ 9,832	$ 5,419
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.75	$ 14.71	$ 15.78	$ 14.95	$ 12.66
Income from Investment Operations
Net investment income (loss) E	(.15)	(.10)	(.15)	(.15)	(.13)
Net realized and unrealized gain (loss)	(2.01)	.14	(.67)	1.80	2.87
Total from investment operations	(2.16)	.04	(.82)	1.65	2.74
Distributions from net realized gain	(.35)	-	(.20)	(.83)	(.49)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.83)	(.49)
Redemption fees added to paid in capital E	-	-	.01	.01	.04
Net asset value, end of period	$ 12.24	$ 14.75	$ 14.71	$ 15.78	$ 14.95
Total Return B, C, D	(14.89)%	.27%	(5.19)%	12.72%	22.67%
Ratios to Average Net Assets G
Expenses before expense reductions	2.35%	2.49%	2.42%	2.42%	4.85% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.32%	2.50% A
Expenses net of all reductions	2.22%	2.24%	2.24%	2.30%	2.48% A
Net investment income (loss)	(1.11)%	(.67)%	(.99)%	(.95)%	(1.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,391	$ 5,504	$ 3,048	$ 2,758	$ 1,461
Portfolio turnover rate	136%	77%	69%	80%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51
Income from Investment Operations
Net investment income (loss) B	(.02)	.05	-	.02	(.03)
Net realized and unrealized gain (loss)	(2.10)	.15	(.69)	1.81	3.31
Total from investment operations	(2.12)	.20	(.69)	1.83	3.28
Distributions from net realized gain	(.35)	-	(.20)	(.85)	(1.70)
Distributions in excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.70)
Redemption fees added to paid in capital B	-	-	.02	.01	.03
Net asset value, end of period	$ 12.91	$ 15.38	$ 15.18	$ 16.11	$ 15.12
Total Return A	(14.00)%	1.32%	(4.20)%	13.87%	27.70%
Ratios to Average Net Assets C
Expenses before expense reductions	1.39%	1.57%	1.31%	1.29%	1.78%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.26%	1.50%
Expenses net of all reductions	1.22%	1.24%	1.24%	1.24%	1.48%
Net investment income (loss)	(.11)%	.33%	.01%	.11%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,215	$ 1,249	$ 1,449	$ 5,954	$ 4,745
Portfolio turnover rate	136%	77%	69%	80%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 2,790,658
Unrealized depreciation	(4,856,929)
Net unrealized appreciation (depreciation)	(2,066,271)
Capital loss carryforward	(1,250,828)
Total Distributable earnings	(3,317,099)
Cost for federal income tax purposes	$ 42,820,416

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 13,837	$ -	$ 449
Class T	.26%	.25%	63,260	-	828
Class B	.75%	.25%	136,632	102,474	-
Class C	.75%	.25%	57,098	22,869	-
			$ 270,827	$ 125,343	$ 1,277

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 20,987	$ 12,443
Class T	14,947	3,763
Class B*	62,927	62,927
Class C*	1,920	1,920
	$ 100,781	$ 81,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 22,364.42
Class T	44,962.36
Class B	50,185.37
Class C	18,821.33
Institutional Class	4,793.37
	$ 141,125

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $70,545 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Consumer Industries

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction
Fund Level	$ 11,675	$ -
Class A	-	449
Class T	-	828
	$ 11,675	$ 1,277

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 10,350
Class T	1.75%	16,964
Class B	2.25%	18,473
Class C	2.25%	5,595
Institutional Class	1.25%	1,778
		$ 53,160

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
Class A	$ 102,669	$ -
Class T	295,235	-
Class B	320,702	-
Class C	132,591	-
Institutional Class	29,345	-
Total	$ 880,542	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	409,150	136,228	$ 6,029,949	$ 2,051,057
Reinvestment of distributions	6,798	-	95,578	-
Shares redeemed	(154,808)	(70,233)	(2,163,115)	(1,052,253)
Net increase (decrease)	261,140	65,995	$ 3,962,412	$ 998,804
Class T
Shares sold	327,771	201,347	$ 4,644,759	$ 3,018,915
Reinvestment of distributions	20,155	-	280,760	-
Shares redeemed	(239,101)	(233,691)	(3,357,113)	(3,482,688)
Net increase (decrease)	108,825	(32,344)	$ 1,568,406	$ (463,773)
Class B
Shares sold	495,785	434,382	$ 6,882,458	$ 6,341,791
Reinvestment of distributions	19,349	-	263,342	-
Shares redeemed	(300,907)	(132,989)	(4,053,212)	(1,935,102)
Net increase (decrease)	214,227	301,393	$ 3,092,588	$ 4,406,689
Class C
Shares sold	202,225	237,100	$ 2,803,806	$ 3,450,817
Reinvestment of distributions	8,123	-	110,717	-
Shares redeemed	(143,067)	(71,102)	(1,928,847)	(1,035,488)
Net increase (decrease)	67,281	165,998	$ 985,676	$ 2,415,329
Institutional Class
Shares sold	32,421	43,217	$ 470,577	$ 660,799
Reinvestment of distributions	1,131	-	16,100	-
Shares redeemed	(20,594)	(57,468)	(284,158)	(864,870)
Net increase (decrease)	12,958	(14,251)	$ 202,519	$ (204,071)

Consumer Industries

Advisor Cyclical Industries Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - Inst CL	-15.68%	13.18%	58.05%
S&P 500	-23.63%	2.23%	51.66%
GS Cyclical Industries	-13.60%	-6.83%	30.25%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - Inst CL	-15.68%	2.51%	8.05%
S&P 500	-23.63%	0.44%	7.30%
GS Cyclical Industries	-13.60%	-1.41%	4.57%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $15,805 - a 58.05% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $13,025 - a 30.25% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Annual Report

Advisor Cyclical Industries Fund

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)   (Portfolio Manager photograph)

Note to shareholders: The following is an interview with Pratima Abichandani (left), who managed Fidelity Advisor Cyclical Industries Fund during the period covered by this report, with additional comments from Matthew Fruhan (right), who became manager of the fund on August 1, 2002.

Q. How did the fund perform, Pratima?

P.A. For the 12 months that ended July 31, 2002, the fund's Institutional Class shares had a total return of -15.68%. During the same period, the Goldman Sachs Cyclical Industries Index, an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector, returned -13.60%, while the Standard & Poor's 500 Index lost 23.63%.

Q. What were the principal factors affecting performance?

P.A. In a very volatile period in the stock market, cyclical stocks tended to outperform the overall market but nevertheless lost ground. Cyclical and industrial stocks had performed relatively well during the previous 12 months as investors sought out opportunities in companies that would benefit from an economic rebound. However, as hopes for a quick recovery started to fade, investors tended to sell the stocks that had done relatively well recently, especially those industrial stocks with valuations that had risen in anticipation of an early and sustained economic recovery. This resulted in a flight of assets away from the sector. The primary reasons that the fund underperformed the Goldman Sachs index were that we had large positions in a few poor performing companies, most notably Tyco International, and that our airline industry positions proved disappointing as passenger traffic recovered less than anticipated following September 11.

Q. What were your key strategies?

P.A. I emphasized stocks of companies that stood to benefit from low interest rates and an economic rebound. For most of the period, I emphasized home-building and related companies, although I reduced my positions somewhat near the end of the period as evidence accumulated that the consumer was becoming less confident. With the stepped-up spending on national defense, I also overweighted defense contractors. At the same time, I underweighted automobile and commodity chemical companies. While the auto industry had strong sales, profits were undercut because of the costs of expensive promotional campaigns, such as zero-percent financing programs. I de-emphasized commodity chemicals because their stock valuations already had risen in anticipation of a strong economic recovery, reducing their upside potential.

Q. What types of investments had the greatest positive influence on performance?

P.A. Tool and appliance manufacturers that benefited from the home-building industry tended to perform well. Black & Decker, the tool company, and American Standard, the manufacturer of plumbing supplies, were two strong performers. Among defense contractors, Lockheed Martin and Northrop Grumman were two outstanding contributors to performance. Pennzoil Quaker State was a strong consumer-related stock that was bought out by Shell Oil at a healthy premium to its stock price. Georgia Gulf, a specialty chemical company, also added to fund performance.

Q. Where were your biggest disappointments?

P.A. Tyco International was the largest detractor, hurt by concerns about its accounting and corporate governance as well as by allegations of executive misconduct. Despite its poor performance, Tyco remained one of the fund's largest positions at the end of the period. I continued to believe its divisions had solid businesses with strong cash flow and, after recent stock price declines, I thought Tyco had significant upside potential. General Electric also disappointed. Investors became concerned about how GE Capital would fare when interest rates eventually increased and about how problems in the electric utility industry could impact GE's turbine engine business. As a group, airline stocks performed very poorly, with the fund's investments in companies such as Northwest, American Airlines and Delta Airlines losing value.

Q. Turning to you, Matt, what's your outlook for cyclical stocks?

M.F. The challenge is to decide whether the industrial or consumer cyclicals present the best opportunities. Valuations in the industrial sector tend to be lower, reflecting that group's 18-month recession. In contrast, fundamentals in many consumer cyclicals plowed through the last 18 months without feeling much of the pain that plagued the industrial sector. They've been rewarded with higher valuations as a result. I'm spending most of my time looking at the risk/reward relationship between the industrials and consumer cyclicals. Overall, I will have to take a hard look at companies' earnings expectations and whether they are based on realistic projections of an economic recovery.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $25 million

Manager: Matthew Fruhan, since August 2002; joined Fidelity in 1995

Annual Report

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
General Electric Co.	6.1
Tyco International Ltd.	3.8
3M Co.	3.5
Honeywell International, Inc.	2.8
Lockheed Martin Corp.	2.8
Boeing Co.	2.6
United Technologies Corp.	2.5
SPX Corp.	2.4
General Motors Corp.	2.4
Illinois Tool Works, Inc.	2.3
31.2
Top Industries as of July 31, 2002
% of fund's net assets
Aerospace & Defense	13.9%
Machinery	13.8%
Industrial Conglomerates	13.6%
Household Durables	11.4%
Chemicals	8.2%
All Others*	39.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 13.9%
Boeing Co.	16,400	$ 680,928
General Dynamics Corp.	2,400	194,208
Honeywell International, Inc.	22,312	722,016
Lockheed Martin Corp.	11,114	712,519
Northrop Grumman Corp.	4,800	531,360
Precision Castparts Corp.	2,700	70,740
United Technologies Corp.	9,211	640,165
TOTAL AEROSPACE & DEFENSE		3,551,936
AIR FREIGHT & LOGISTICS - 2.4%
C.H. Robinson Worldwide, Inc.	1,900	57,000
Expeditors International of Washington, Inc.	1,600	47,200
FedEx Corp.	6,900	351,555
United Parcel Service, Inc. Class B	2,600	169,884
TOTAL AIR FREIGHT & LOGISTICS		625,639
AIRLINES - 3.0%
Alaska Air Group, Inc. (a)	4,400	103,400
Delta Air Lines, Inc.	7,500	116,850
JetBlue Airways Corp.	100	4,656
Northwest Airlines Corp. (a)	13,750	127,600
Southwest Airlines Co.	28,837	398,239
UAL Corp.	1,200	7,140
TOTAL AIRLINES		757,885
AUTO COMPONENTS - 1.6%
American Axle & Manufacturing Holdings, Inc. (a)	10,700	272,850
ArvinMeritor, Inc.	2,000	42,320
Johnson Controls, Inc.	600	48,612
Michelin SA (Compagnie Generale des Etablissements) Series B	1,000	39,532
TOTAL AUTO COMPONENTS		403,314
AUTOMOBILES - 3.4%
General Motors Corp.	13,006	605,429
Honda Motor Co. Ltd.	4,200	176,400
Winnebago Industries, Inc.	2,400	85,320
TOTAL AUTOMOBILES		867,149
BUILDING PRODUCTS - 4.8%
American Standard Companies, Inc. (a)	6,300	450,513
Elcor Corp.	1,400	29,050
Masco Corp.	22,800	551,760
York International Corp.	6,200	198,710
TOTAL BUILDING PRODUCTS		1,230,033

	Shares	Value (Note 1)
CHEMICALS - 8.2%
Arch Chemicals, Inc.	1,300	$ 27,105
Dow Chemical Co.	17,500	505,225
E.I. du Pont de Nemours & Co.	3,600	150,876
Engelhard Corp.	6,300	157,500
Ferro Corp.	3,100	89,590
Georgia Gulf Corp.	3,800	88,160
Lyondell Chemical Co.	14,500	191,400
Millennium Chemicals, Inc.	6,500	79,625
Monsanto Co.	3,000	45,600
PolyOne Corp.	12,400	123,132
PPG Industries, Inc.	2,400	137,760
Praxair, Inc.	9,500	496,850
TOTAL CHEMICALS		2,092,823
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Avery Dennison Corp.	2,080	129,397
Republic Services, Inc. (a)	4,600	80,960
TOTAL COMMERCIAL SERVICES & SUPPLIES		210,357
CONSTRUCTION & ENGINEERING - 1.0%
Fluor Corp.	3,000	96,300
Jacobs Engineering Group, Inc. (a)	4,600	159,574
TOTAL CONSTRUCTION & ENGINEERING		255,874
CONSTRUCTION MATERIALS - 1.1%
Florida Rock Industries, Inc.	2,200	74,800
Martin Marietta Materials, Inc.	4,374	167,655
Vulcan Materials Co.	1,000	40,440
TOTAL CONSTRUCTION MATERIALS		282,895
CONTAINERS & PACKAGING - 1.5%
Owens-Illinois, Inc. (a)	5,400	67,500
Packaging Corp. of America (a)	3,700	70,300
Pactiv Corp. (a)	10,700	194,419
Sealed Air Corp.	2,900	42,079
TOTAL CONTAINERS & PACKAGING		374,298
ELECTRICAL EQUIPMENT - 1.7%
Baldor Electric Co.	2,900	63,423
Cooper Industries Ltd.	1,700	52,938
Emerson Electric Co.	6,300	320,985
TOTAL ELECTRICAL EQUIPMENT		437,346
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
Millipore Corp.	1,700	56,270
PerkinElmer, Inc.	16,500	125,730
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Roper Industries, Inc.	1,600	$ 47,600
Thermo Electron Corp.	11,100	188,478
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		418,078
ENERGY EQUIPMENT & SERVICES - 0.5%
Cooper Cameron Corp. (a)	2,900	124,671
FOOD PRODUCTS - 0.4%
Delta & Pine Land Co.	4,700	90,522
HOUSEHOLD DURABLES - 11.4%
Beazer Homes USA, Inc. (a)	3,300	205,788
Black & Decker Corp.	5,700	259,350
Centex Corp.	5,200	249,340
Clayton Homes, Inc.	2,800	38,360
D.R. Horton, Inc.	5,856	130,003
Fleetwood Enterprises, Inc.	5,700	23,655
Furniture Brands International, Inc. (a)	9,500	241,300
Leggett & Platt, Inc.	9,900	222,651
Lennar Corp.	3,700	187,775
Maytag Corp.	4,300	142,459
Mohawk Industries, Inc. (a)	5,827	276,783
Oakwood Homes Corp. (a)	3,700	13,431
Pulte Homes, Inc.	3,000	143,760
Ryland Group, Inc.	4,600	188,140
Snap-On, Inc.	5,850	158,945
Standard Pacific Corp.	8,600	225,750
Toll Brothers, Inc. (a)	1,000	22,850
Whirlpool Corp.	3,200	183,584
TOTAL HOUSEHOLD DURABLES		2,913,924
INDUSTRIAL CONGLOMERATES - 13.6%
3M Co.	7,100	893,393
General Electric Co.	48,300	1,555,259
Textron, Inc.	1,600	63,040
Tyco International Ltd.	76,800	983,040
TOTAL INDUSTRIAL CONGLOMERATES		3,494,732
MACHINERY - 13.8%
AGCO Corp. (a)	5,000	89,650
Albany International Corp. Class A	4,300	99,760
Astec Industries, Inc. (a)	3,800	49,932
Eaton Corp.	4,200	293,244
Graco, Inc.	1,500	37,500
IDEX Corp.	4,700	146,405
Illinois Tool Works, Inc.	9,100	600,509
Ingersoll-Rand Co. Ltd. Class A	6,100	234,179
ITT Industries, Inc.	5,000	319,400
Kennametal, Inc.	3,286	106,598
Milacron, Inc.	9,000	68,310

	Shares	Value (Note 1)
Navistar International Corp.	8,640	$ 222,826
Oshkosh Truck Co.	1,000	54,950
PACCAR, Inc.	600	23,010
Parker Hannifin Corp.	5,600	225,456
Pentair, Inc.	7,300	296,891
SPX Corp. (a)	5,800	606,100
Terex Corp. (a)	3,500	68,355
TOTAL MACHINERY		3,543,075
METALS & MINING - 1.2%
Alcan, Inc.	2,100	58,902
Alcoa, Inc.	940	25,427
Century Aluminum Co.	3,800	32,300
Massey Energy Corp.	4,300	31,562
Nucor Corp.	900	50,247
Phelps Dodge Corp.	1,800	61,524
Teck Cominco Ltd. Class B (sub. vtg.)	7,200	53,229
TOTAL METALS & MINING		313,191
OIL & GAS - 0.5%
Stelmar Shipping Ltd. (a)	2,000	29,480
Teekay Shipping Corp.	2,800	95,984
TOTAL OIL & GAS		125,464
REAL ESTATE - 0.2%
LNR Property Corp.	1,900	62,225
ROAD & RAIL - 5.0%
Canadian National Railway Co.	8,400	403,811
CSX Corp.	7,850	271,375
Norfolk Southern Corp.	6,500	131,625
P.A.M. Transportation Services, Inc. (a)	1,900	45,030
Union Pacific Corp.	7,500	440,025
TOTAL ROAD & RAIL		1,291,866
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
KLA-Tencor Corp. (a)	2,800	110,292
SPECIALTY RETAIL - 1.4%
AutoZone, Inc. (a)	1,000	73,750
Group 1 Automotive, Inc. (a)	2,900	77,314
O'Reilly Automotive, Inc. (a)	1,300	36,634
Sonic Automotive, Inc. Class A (a)	8,700	173,826
TOTAL SPECIALTY RETAIL		361,524
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Fastenal Co.	2,000	$ 76,140
W.W. Grainger, Inc.	600	29,424
TOTAL TRADING COMPANIES & DISTRIBUTORS		105,564
TOTAL COMMON STOCKS (Cost $25,221,816)		24,044,677
Money Market Funds - 10.9%

Fidelity Cash Central Fund, 1.84% (b)	1,658,984	1,658,984
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,137,882	1,137,882
TOTAL MONEY MARKET FUNDS (Cost $2,796,866)		2,796,866
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $28,018,682)	26,841,543
NET OTHER ASSETS - (4.7)%	(1,210,489)
NET ASSETS - 100%	$ 25,631,054
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $21,953,123 and $10,645,251, respectively.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $43,485.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $641 for the period.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $344,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $201,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $1,172,367) (cost $28,018,682) - See accompanying schedule		$ 26,841,543
Receivable for investments sold		1,613,439
Receivable for fund shares sold		53,475
Dividends receivable		10,319
Interest receivable		1,861
Other receivables		308
Total assets		28,520,945
Liabilities
Payable for investments purchased	$ 1,595,045
Payable for fund shares redeemed	96,700
Accrued management fee	7,246
Distribution fees payable	15,402
Other payables and accrued expenses	37,616
Collateral on securities loaned, at value	1,137,882
Total liabilities		2,889,891
Net Assets		$ 25,631,054
Net Assets consist of:
Paid in capital		$ 28,193,696
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,385,519)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,177,123)
Net Assets		$ 25,631,054
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,160,283 ÷247,959 shares)		$ 12.75
Maximum offering price per share (100/94.25 of $12.75)		$ 13.53
Class T: Net Asset Value and redemption price per share ($6,215,769 ÷ 491,021 shares)		$ 12.66
Maximum offering price per share (100/96.50 of $12.66)		$ 13.12
Class B: Net Asset Value and offering price per share ($9,007,895 ÷ 730,716 shares) A		$ 12.33
Class C: Net Asset Value and offering price per share ($5,143,102 ÷ 415,147 shares) A		$ 12.39
Institutional: Net Asset Value, offering price and redemption price per share ($2,104,005 ÷ 162,390 shares)		$ 12.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 276,470
Interest		40,593
Security lending		2,369
Total income		319,432
Expenses
Management fee	$ 148,562
Transfer agent fees	88,764
Distribution fees	177,028
Accounting and security lending fees	61,565
Non-interested trustees' compensation	84
Custodian fees and expenses	8,730
Registration fees	43,840
Audit	28,940
Legal	164
Miscellaneous	16,955
Total expenses before reductions	574,632
Expense reductions	(77,901)	496,731
Net investment income (loss)		(177,299)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,062,887)
Foreign currency transactions	21
Total net realized gain (loss)		(1,062,866)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,147,242)
Assets and liabilities in foreign currencies	16
Total change in net unrealized appreciation (depreciation)		(3,147,226)
Net gain (loss)		(4,210,092)
Net increase (decrease) in net assets resulting from operations		$ (4,387,391)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (177,299)	$ (8,241)
Net realized gain (loss)	(1,062,866)	(212,272)
Change in net unrealized appreciation (depreciation)	(3,147,226)	1,724,343
Net increase (decrease) in net assets resulting from operations	(4,387,391)	1,503,830
Distributions to shareholders from net investment income	-	(13,935)
Distributions to shareholders from net realized gain	-	(257,584)
Total distributions	-	(271,519)
Share transactions - net increase (decrease)	11,814,051	7,890,735
Redemption fees	8,565	5,459
Total increase (decrease) in net assets	7,435,225	9,128,505
Net Assets
Beginning of period	18,195,829	9,067,324
End of period	$ 25,631,054	$ 18,195,829

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80
Income from Investment Operations
Net investment income (loss) C	(.04)	.04	.02	.01	(.03)
Net realized and unrealized gain (loss)	(2.37)	1.98	(.33)	1.23	.76
Total from investment operations	(2.41)	2.02	(.31)	1.24	.73
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	(.40)	(.27)	(.68)	(.99)
Total distributions	-	(.44)	(.27)	(.68)	(.99)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.02
Net asset value, end of period	$ 12.75	$ 15.15	$ 13.56	$ 14.13	$ 13.56
Total Return A, B	(15.84)%	15.27%	(2.13)%	10.81%	6.05%
Ratios to Average Net Assets D
Expenses before expense reductions	1.83%	2.59%	2.87%	3.53%	5.40%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.56%	1.75%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.54%	1.75%
Net investment income (loss)	(.25)%	.28%	.18%	.05%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,160	$ 2,270	$ 973	$ 896	$ 471
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77
Income from Investment Operations
Net investment income (loss) C	(.07)	-	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss)	(2.36)	2.00	(.34)	1.24	.77
Total from investment operations	(2.43)	2.00	(.35)	1.21	.71
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	(.39)	(.25)	(.66)	(.99)
Total distributions	-	(.40)	(.25)	(.66)	(.99)
Redemption fees added to paid in capital C	-	.01	.01	.01	.02
Net asset value, end of period	$ 12.66	$ 15.09	$ 13.48	$ 14.07	$ 13.51
Total Return A, B	(16.10)%	15.18%	(2.43)%	10.57%	5.91%
Ratios to Average Net Assets D
Expenses before expense reductions	2.07%	2.85%	3.12%	3.77%	4.00%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.83%	2.00%
Expenses net of all reductions	1.74%	1.74%	1.74%	1.81%	2.00%
Net investment income (loss)	(.50)%	.03%	(.07)%	(.22)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,216	$ 5,654	$ 3,885	$ 3,471	$ 2,973
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75
Income from Investment Operations
Net investment income (loss) C	(.14)	(.07)	(.07)	(.09)	(.14)
Net realized and unrealized gain (loss)	(2.30)	1.95	(.34)	1.22	.76
Total from investment operations	(2.44)	1.88	(.41)	1.13	.62
Distributions from net realized gain	-	(.37)	(.24)	(.65)	(.99)
Redemption fees added to paid in capital C	-	.01	.01	.01	.02
Net asset value, end of period	$ 12.33	$ 14.77	$ 13.25	$ 13.89	$ 13.40
Total Return A, B	(16.52)%	14.51%	(2.90)%	10.01%	5.23%
Ratios to Average Net Assets D
Expenses before expense reductions	2.58%	3.39%	3.64%	4.30%	7.44%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.31%	2.50%
Expenses net of all reductions	2.24%	2.24%	2.24%	2.29%	2.50%
Net investment income (loss)	(1.00)%	(.47)%	(.57)%	(.70)%	(1.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,008	$ 5,674	$ 1,879	$ 2,043	$ 985
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.84	$ 13.26	$ 13.91	$ 13.45	$ 12.54
Income from Investment Operations
Net investment income (loss) E	(.14)	(.07)	(.08)	(.09)	(.11)
Net realized and unrealized gain (loss)	(2.31)	2.00	(.36)	1.20	1.39
Total from investment operations	(2.45)	1.93	(.44)	1.11	1.28
Distributions from net realized gain	-	(.35)	(.22)	(.67)	(.38)
Redemption fees added to paid in capital E	-	-	.01	.02	.01
Net asset value, end of period	$ 12.39	$ 14.84	$ 13.26	$ 13.91	$ 13.45
Total Return B, C, D	(16.51)%	14.78%	(3.11)%	9.94%	10.62%
Ratios to Average Net Assets F
Expenses before expense reductions	2.49%	3.36%	3.62%	4.34%	18.91% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.28%	2.50% A
Expenses net of all reductions	2.24%	2.24%	2.24%	2.27%	2.50% A
Net investment income (loss)	(1.00)%	(.47)%	(.57)%	(.67)%	(1.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,143	$ 2,847	$ 625	$ 1,451	$ 165
Portfolio turnover rate	45%	78%	111%	115%	100%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

Financial Highlights - Institutional

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84
Income from Investment Operations
Net investment income (loss) B	-	.08	.06	.04	.01D
Net realized and unrealized gain (loss)	(2.41)	2.05	(.36)	1.25	.75
Total from investment operations	(2.41)	2.13	(.30)	1.29	.76
Distributions from net investment income	-	(.07)	-	-	-
Distributions from net realized gain	-	(.40)	(.29)	(.70)	(.95)
Total distributions	-	(.47)	(.29)	(.70)	(.95)
Redemption fees added to paid in capital B	-	.01	.01	.01	.03
Net asset value, end of period	$ 12.96	$ 15.37	$ 13.70	$ 14.28	$ 13.68
Total Return A	(15.68)%	15.95%	(2.04)%	11.15%	6.32%
Ratios to Average Net Assets C
Expenses before expense reductions	1.45%	2.27%	2.50%	3.12%	3.53%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.31%	1.50%
Expenses net of all reductions	1.24%	1.24%	1.24%	1.29%	1.50%
Net investment income (loss)	-%	.53%	.43%	.31%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,104	$ 1,751	$ 1,706	$ 3,377	$ 1,360
Portfolio turnover rate	45%	78%	111%	115%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 2,399,359
Unrealized depreciation	(4,416,721)
Net unrealized appreciation (depreciation)	(2,017,362)
Capital loss carryforward	(344,250)
Total Distributable earnings	$ (2,361,612)
Cost for federal income tax purposes	$ 28,858,905

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.00%	.25%	$ 8,776	$ -	$ 63
Class T	.25%	.25%	31,076	-	94
Class B	.75%	.25%	88,986	66,740	-
Class C	.75%	.25%	48,190	33,250	-
			$ 177,028	$ 99,990	$ 157

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 17,329	$ 10,038
Class T	15,525	5,243
Class B*	37,994	37,994
Class C*	3,025	3,025
	$ 73,873	$ 56,300

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,102.37
Class T	22,778.37
Class B	33,604.38
Class C	13,825.29
Institutional Class	5,455.25
	$ 88,764

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $40,473 for the period.

Cyclical Industries

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund Level	$ 1,523	$ -	$ 7
Class A	-	63	-
Class T	-	94	-
	$ 1,523	$ 157	$ 7

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 11,470
Class T	1.75%	19,854
Class B	2.25%	29,131
Class C	2.25%	11,360
Institutional Class	1.25%	4,399
		$ 76,214

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 17% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net investment income
Class A	$ -	$ 3,164
Class T	-	2,758
Institutional Class	-	8,013
Total	$ -	$ 13,935
From net realized gain
Class A	$ -	$ 29,061
Class T	-	111,071
Class B	-	55,211
Class C	-	16,118
Institutional Class	-	46,123
Total	$ -	$ 257,584
	$ -	$ 271,519

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	294,912	108,889	$ 4,307,075	$ 1,601,205
Reinvestment of distributions	-	2,254	-	31,386
Shares redeemed	(196,765)	(33,084)	(2,826,455)	(490,978)
Net increase (decrease)	98,147	78,059	$ 1,480,620	$ 1,141,613
Class T
Shares sold	308,055	234,442	$ 4,427,788	$ 3,452,851
Reinvestment of distributions	-	7,692	-	106,774
Shares redeemed	(191,721)	(155,660)	(2,722,997)	(2,211,958)
Net increase (decrease)	116,334	86,474	$ 1,704,791	$ 1,347,667
Class B
Shares sold	637,870	388,730	$ 8,852,861	$ 5,600,715
Reinvestment of distributions	-	2,819	-	38,476
Shares redeemed	(291,260)	(149,191)	(3,991,561)	(2,176,209)
Net increase (decrease)	346,610	242,358	$ 4,861,300	$ 3,462,982
Class C
Shares sold	338,669	176,254	$ 4,711,623	$ 2,555,029
Reinvestment of distributions	-	871	-	11,933
Shares redeemed	(115,430)	(32,342)	(1,601,683)	(470,804)
Net increase (decrease)	223,239	144,783	$ 3,109,940	$ 2,096,158
Institutional Class
Shares sold	67,340	26,459	$ 929,031	$ 394,465
Reinvestment of distributions	-	3,435	-	48,404
Shares redeemed	(18,903)	(40,451)	(271,631)	(600,554)
Net increase (decrease)	48,437	(10,557)	$ 657,400	$ (157,685)

Cyclical Industries

Advisor Developing Communications Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - Inst CL	-52.73%	-60.20%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - Inst CL	-52.73%	-43.94%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have been $3,980 - a 60.20% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Developing Communications Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Shep Perkins, Portfolio Manager of Fidelity Advisor Developing Communications Fund

Q. How did the fund perform, Shep?

A. It was an extremely difficult period. For the 12 months ending July 31, 2002, the fund's Institutional Class shares returned -52.73%. Those returns trailed the -44.25% mark posted by the Goldman Sachs Technology Index, an index of 216 stocks designed to measure the performance of companies in the technology sector, and the -23.63% return of the Standard & Poor's 500 Index.

Q. Why did the fund underperform its benchmarks during the period?

A. While technology was extremely weak during the period, as reflected in the Goldman Sachs index, the developing communications segment of the telecom sector was even weaker. The best-performing telecom stocks tended to be incumbent providers - those with well-established market positions - such as the RBOCs (regional Bell operating companies). However, the fund typically has minimal exposure to incumbents. Instead, it is geared toward the emerging equipment and service providers, many of which were burdened by heavy debt loads, intense competition and shrinking - or at least decelerating - demand. The telecom sector was further hampered in the second half of the period by the news of alleged accounting irregularities at such companies as WorldCom and Qwest Communications. The broadly based S&P 500 was aided by relatively strong performance in sectors such as financial services, energy and consumer staples.

Q. What changes did you make in the fund's positioning during the latter half of the period?

A. I sold or reduced our positions in a number of cable stocks, such as AOL Time Warner, Comcast and Cox Communications, because I thought they were fully valued and their basic business prospects were deteriorating. With the cash generated by those sales, I bought Motorola, which has spent much of the past 18 months restructuring. Additionally, I purchased some telecom services providers, such as ALLTEL. Other purchases included Yahoo! and Viacom. On balance, these moves helped the fund's performance. Unfortunately, it was a period in which the best I could do was try to contain the damage.

Q. Which other stocks helped the fund's performance?

A. Most of the best performers for the period were stocks that were sold during the rally in the fourth quarter of 2001, before I took over the fund. Finisar, a maker of chips and other components for telecom equipment, is one example. Another positive contributor, Cabletron, was an equipment maker that was doing well competing in the same space as industry leader Cisco Systems. Fortunately, we sold our position before Cabletron was investigated for improper accounting practices. Red Hat, developer and provider of the Red Hat Linux operating system software that competes with Microsoft's Windows, also helped performance. The fund did not own any of these stocks at the end of the period.

Q. Which stocks detracted from performance?

A. Leading the list of disappointments was Sprint PCS, a wireless service provider, with competitors Nextel Communications and AT&T Wireless not far behind. This segment of the market was beset by slowing subscriber growth and the fact that there were too many providers for any of them to do well. AT&T, also had a negative influence on performance. Despite the stock's relatively modest valuation and AT&T's sale of its cable assets to Comcast, AT&T's share price struggled due to declining usage of long-distance wireline services prompted by increasing competition from cell phones, as well as a decline in Comcast's stock, to which it is tied. High debt levels also hurt the stock's performance. Finally, AOL Time Warner declined because of disappointing advertising revenues at the company's AOL unit. Additionally, the integration of AOL with Time Warner proved to be more difficult than originally envisioned.

Q. What's your outlook, Shep?

A. The long-awaited economic recovery would be a tonic for many stocks in this sector, which are suffering from too little demand for the volume of goods and services available. Another constructive development would be a rationalization of resources - that is, for some companies to either go out of business or be acquired by competitors. We've seen some bankruptcies - Global Crossing and WorldCom, to name two well-known examples - but much more needs to happen. The wireless services segment, for instance, would be much healthier if there were three primary players instead of six. On the positive side, valuations are getting attractive and sentiment toward the group is terrible, a situation that often signals opportunity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2002, more than $3 million

Manager: Shep Perkins, since January 2002; joined Fidelity in 1997

Annual Report

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Vodafone Group PLC sponsored ADR	6.6
Motorola, Inc.	6.4
Comcast Corp. Class A (special)	5.0
Comverse Technology, Inc.	4.4
ALLTEL Corp.	4.4
Liberty Media Corp. Class A	4.3
Yahoo!, Inc.	3.9
Sprint Corp. - PCS Group Series 1	3.9
Microsoft Corp.	3.9
BellSouth Corp.	3.6
46.4
Top Industries as of July 31, 2002
% of fund's net assets
Communications Equipment	21.7%
Diversified Telecommunication Services	18.9%
Wireless Telecommunication Services	18.4%
Media	17.0%
Software	4.1%
All Others*	19.9%

* Includes short-term investments and net other assets.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.4%
First Data Corp.	300	$ 10,485
COMMUNICATIONS EQUIPMENT - 21.7%
Advanced Fibre Communication, Inc. (a)	1,440	24,811
Black Box Corp. (a)	350	11,834
Cisco Systems, Inc. (a)	4,320	56,981
Comverse Technology, Inc. (a)	16,950	134,922
F5 Networks, Inc. (a)	2,580	32,302
Lucent Technologies, Inc.	25,020	43,785
Motorola, Inc.	16,850	195,460
Nokia Corp. sponsored ADR	3,240	40,176
Polycom, Inc. (a)	2,160	24,732
QUALCOMM, Inc. (a)	2,030	55,784
Telefonaktiebolaget LM Ericsson AB sponsored ADR (a)	7,430	7,133
UTStarcom, Inc. (a)	2,330	40,659
TOTAL COMMUNICATIONS EQUIPMENT		668,579
DIVERSIFIED TELECOMMUNICATION SERVICES - 18.9%
ALLTEL Corp.	3,310	134,121
AT&T Corp.	9,700	98,746
BellSouth Corp.	4,190	112,502
Citizens Communications Co.	6,400	35,072
IDT Corp. (a)	3,500	63,350
IDT Corp. Class B (a)	2,480	40,449
KT Corp. sponsored ADR	1,810	36,960
Verizon Communications, Inc.	1,850	61,050
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		582,250
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
Amphenol Corp. Class A (a)	1,260	47,439
AVX Corp.	1,510	19,811
Vishay Intertechnology, Inc. (a)	1,650	28,133
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		95,383
INTERNET & CATALOG RETAIL - 0.3%
USA Interactive (a)	410	9,040
INTERNET SOFTWARE & SERVICES - 3.9%
Yahoo!, Inc. (a)	9,200	121,164
MEDIA - 17.0%
AOL Time Warner, Inc. (a)	2,980	34,270
Clear Channel Communications, Inc. (a)	350	9,118
Comcast Corp. Class A (special) (a)	7,340	153,406
Cox Communications, Inc. Class A (a)	2,010	55,577
EchoStar Communications Corp. Class A (a)	4,120	67,197
Gemstar-TV Guide International, Inc. (a)	4,290	16,173
General Motors Corp. Class H (a)	1,320	13,068

	Shares	Value (Note 1)
Liberty Media Corp. Class A (a)	16,830	$ 132,284
Viacom, Inc. Class B (non-vtg.) (a)	1,100	42,823
TOTAL MEDIA		523,916
METALS & MINING - 0.3%
Liquidmetal Technologies	1,420	10,295
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.6%
Agere Systems, Inc. Class A (a)	5,811	11,041
Atmel Corp. (a)	16,660	52,479
Fairchild Semiconductor International, Inc. Class A (a)	460	8,202
Intersil Corp. Class A (a)	340	7,409
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		79,131
SOFTWARE - 4.1%
Legato Systems, Inc. (a)	2,210	5,967
Microsoft Corp. (a)	2,480	118,990
TOTAL SOFTWARE		124,957
WIRELESS TELECOMMUNICATION SERVICES - 18.4%
AT&T Wireless Services, Inc. (a)	19,580	91,830
Crown Castle International Corp. (a)	5,530	12,719
Nextel Communications, Inc. Class A (a)	10,610	60,795
PanAmSat Corp. (a)	1,090	24,743
SK Telecom Co. Ltd. sponsored ADR	2,000	42,840
Sprint Corp. - PCS Group Series 1 (a)	29,390	120,499
Triton PCS Holdings, Inc. Class A (a)	3,480	7,308
Vodafone Group PLC sponsored ADR	13,430	203,731
TOTAL WIRELESS TELECOMMUNICATION SERVICES		564,465
TOTAL COMMON STOCKS (Cost $4,341,392)		2,789,665
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.84% (b) (Cost $129,336)	129,336	129,336
TOTAL INVESTMENT PORTFOLIO - 94.9% (Cost $4,470,728)		2,919,001
NET OTHER ASSETS - 5.1%		156,882
NET ASSETS - 100%		$ 3,075,883
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $15,370,228 and $15,315,181, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,143 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.3%
United Kingdom	6.6
Korea (South)	2.6
Finland	1.3
Others (individually less than 1%)	0.2
100.0%
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,929,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003, approximately $1,399,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (cost $4,470,728) - See accompanying schedule		$ 2,919,001
Receivable for investments sold		242,319
Receivable for fund shares sold		21,739
Dividends receivable		4,112
Interest receivable		178
Receivable from investment adviser for expense reductions		7,186
Total assets		3,194,535
Liabilities
Payable to custodian bank	$ 38,592
Payable for investments purchased	43,080
Payable for fund shares redeemed	6,452
Distribution fees payable	2,027
Other payables and accrued expenses	28,501
Total liabilities		118,652
Net Assets		$ 3,075,883
Net Assets consist of:
Paid in capital		$ 8,040,990
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,413,380)
Net unrealized appreciation (depreciation) on investments		(1,551,727)
Net Assets		$ 3,075,883
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($370,688 ÷ 93,558 shares)		$ 3.96
Maximum offering price per share (100/94.25 of $3.96)		$ 4.20
Class T: Net Asset Value and redemption price per share ($775,317 ÷ 196,328 shares)		$ 3.95
Maximum offering price per share (100/96.50 of $3.95)		$ 4.09
Class B: Net Asset Value and offering price per share ($1,162,373 ÷ 296,871 shares) A		$ 3.92
Class C: Net Asset Value and offering price per share ($667,245 ÷ 170,363 shares) A		$ 3.92
Institutional Class: Net Asset Value, offering price and redemption price per share ($100,260 ÷ 25,183 shares)		$ 3.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 20,194
Interest		10,361
Total income		30,555
Expenses
Management fee	$ 32,371
Transfer agent fees	39,574
Distribution fees	39,608
Accounting fees and expenses	61,391
Non-interested trustees' compensation	20
Custodian fees and expenses	8,008
Registration fees	77,793
Audit	27,909
Legal	49
Miscellaneous	13,580
Total expenses before reductions	300,303
Expense reductions	(196,790)	103,513
Net investment income (loss)		(72,958)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,596,407)
Foreign currency transactions	160
Total net realized gain (loss)		(2,596,247)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,308,665)
Assets and liabilities in foreign currencies	12
Total change in net unrealized appreciation (depreciation)		(1,308,653)
Net gain (loss)		(3,904,900)
Net increase (decrease) in net assets resulting from operations		$ (3,977,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (72,958)	$ (34,795)
Net realized gain (loss)	(2,596,247)	(816,579)
Change in net unrealized appreciation (depreciation)	(1,308,653)	(243,074)
Net increase (decrease) in net assets resulting from operations	(3,977,858)	(1,094,448)
Share transactions - net increase (decrease)	(103,857)	8,239,212
Redemption fees	7,313	5,521
Total increase (decrease) in net assets	(4,074,402)	7,150,285
Net Assets
Beginning of period	7,150,285	-
End of period	$ 3,075,883	$ 7,150,285

Financial Highlights - Class A

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)
Net realized and unrealized gain (loss)	(4.40)	(1.57)
Total from investment operations	(4.45)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.96	$ 8.40
Total Return B,C,D	(52.86)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.97%	6.46% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.40%	1.45% A
Net investment income (loss)	(.85)%	(.74)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 371	$ 934
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.05)
Net realized and unrealized gain (loss)	(4.39)	(1.56)
Total from investment operations	(4.46)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.95	$ 8.40
Total Return B,C,D	(52.98)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.36%	6.66% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.64%	1.70% A
Net investment income (loss)	(1.10)%	(.99)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 775	$ 2,131
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)
Net realized and unrealized gain (loss)	(4.36)	(1.57)
Total from investment operations	(4.46)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.92	$ 8.37
Total Return B,C,D	(53.17)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.62%	7.21% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	2.20% A
Net investment income (loss)	(1.60)%	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,162	$ 2,236
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)
Net realized and unrealized gain (loss)	(4.36)	(1.57)
Total from investment operations	(4.46)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 3.92	$ 8.37
Total Return B,C,D	(53.17)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.49%	7.09% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	2.20% A
Net investment income (loss)	(1.60)%	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 667	$ 1,566
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)
Net realized and unrealized gain (loss)	(4.41)	(1.56)
Total from investment operations	(4.45)	(1.59)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 3.98	$ 8.42
Total Return B,C	(52.73)%	(15.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	4.24%	5.95% A
Expenses net of voluntary waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	1.20% A
Net investment income (loss)	(.60)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 100	$ 283
Portfolio turnover rate	305%	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 16,346
Unrealized depreciation	(1,653,696)
Net unrealized appreciation (depreciation)	(1,637,350)
Capital loss carryforward	(1,928,921)
Total Distributable earnings	$ (3,566,271)
Cost for federal income tax purposes	$ 4,556,351

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 1,615	$ 317	$ -
Class T	.25%	.25%	9,204	606	-
Class B	.75%	.25%	16,907	12,994	-
Class C	.75%	.25%	11,882	7,726	-
			$ 39,608	$ 21,643	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,903	$ 817
Class T	5,532	1,462
Class B*	164,553	164,553
Class C*	328	328
	$ 172,316	$ 167,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 4,933.76
Class T	16,475.90
Class B	11,242.66
Class C	6,311.53
Institutional Class	613.28
	$ 39,574

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,002 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Developing Communications

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. Certain security trades were directed to brokers who paid $6,026 of the fund's expenses.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 22,438
Class T	1.75%	66,309
Class B	2.25%	57,056
Class C	2.25%	38,479
Institutional Class	1.25%	6,482
		$ 190,764

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001A	2002	2001A
Class A
Shares sold	37,945	117,996	$ 256,744	$ 1,134,722
Shares redeemed	(55,465)	(6,918)	(371,168)	(52,114)
Net increase (decrease)	(17,520)	111,078	$ (114,424)	$ 1,082,608
Class T
Shares sold	430,469	311,492	$ 3,144,267	$ 3,017,250
Shares redeemed	(487,847)	(57,786)	(3,238,975)	(498,638)
Net increase (decrease)	(57,378)	253,706	$ (94,708)	$ 2,518,612
Class B
Shares sold	123,397	285,790	$ 793,175	$ 2,676,313
Shares redeemed	(93,655)	(18,661)	(624,192)	(155,990)
Net increase (decrease)	29,742	267,129	$ 168,983	$ 2,520,323
Class C
Shares sold	88,163	203,890	$ 595,984	$ 1,925,025
Shares redeemed	(104,959)	(16,731)	(613,321)	(142,698)
Net increase (decrease)	(16,796)	187,159	$ (17,337)	$ 1,782,327
Institutional Class
Shares sold	14,871	34,115	$ 111,566	$ 338,272
Shares redeemed	(23,323)	(480)	(157,937)	(2,930)
Net increase (decrease)	(8,452)	33,635	$ (46,371)	$ 335,342

A Share transactions for the period December 27, 2000 (commencement of operations) to July 31, 2001.

Developing Communications

Advisor Electronics Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - Inst CL	-41.91%	-44.00%
S&P 500	-23.63%	-29.90%
GS Technology	-44.25%	-58.72%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - Inst CL	-41.91%	-30.53%
S&P 500	-23.63%	-20.00%
GS Technology	-44.25%	-42.63%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have been $5,600 - a 44.00% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,010 - a 29.90% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $4,128 - a 58.72% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Electronics Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Praveen Abichandani, Portfolio Manager of Fidelity Advisor Electronics Fund

Q. How did the fund perform, Praveen?

A. During the 12-month period ending July 31, 2002, the fund's Institutional Class shares were down 41.91%. In comparison, the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector - fell 44.25%. During the same period, the Standard & Poor's 500 Index declined 23.63%.

Q. Why did technology stocks underperform the broader market by such a wide margin during the past year?

A. Technology stocks were punished because corporate demand for new technology continued to decline. Facing the difficulty of maintaining their earnings growth against the backdrop of a sluggish economy, corporations looking to reduce expenses often chose to cut their technology spending. For technology manufacturers, slowing demand hurt business, as inventories piled up and profits waned. As a sector, the valuations of technology stocks plummeted relative both to the group's average and to the broader market during the past three-to-five years. Taking a chronological look at the period, tech stocks experienced a nice rally from the fourth quarter of 2001 to the spring of 2002, as seasonal sales of personal computers, video games and consumer electronics were stronger than expected. During the early summer of 2002, however, a continuous stream of corporate accounting investigations damaged investor confidence and caused a vicious sell-off in the broader market. Electronics stocks were hit particularly hard during this downturn, as investors began to price-in a longer delay in the recovery of corporate capital spending on technology.

Q. What factors enabled the fund to outperform the Goldman Sachs index?

A. Overweighting better-performing companies in the semiconductor equipment area gave the fund its biggest advantage. Although our collective return in this group of stocks was negative, our holdings held up more than four percentage points better than the Goldman Sachs index. Elsewhere, having less exposure to electronic contract manufacturers - at about one-half the index weighting - was helpful, as this group was among the worst performing areas of the technology sector.

Q. What strategies did you pursue since taking over the fund on March 1?

A. The driving mission behind electronics companies is to produce smaller, cheaper and faster semiconductors, which are the electronic engine behind everything from personal computers and automobiles to televisions, washing machines and garage door openers. I increased the fund's exposure to certain semiconductor equipment companies - those that make the machines that produce semiconductors - because there are fundamental changes going on in the industry related to the materials used in semiconductor production. For instance, a few companies - such as fund holdings KLA-Tencor, Novellus and Cymer - led the pack in manufacturing new equipment compatible with new materials used to produce semiconductors that offer more conductivity, but use less power. More specifically, the industry is beginning to shift toward the use of copper as a more effective conductor than aluminum, which has been the industry standard for years. Novellus was early in producing the equipment that can handle copper for semiconductor production. Additionally, Cymer was the industry's dominant player in producing innovative laser light sources used by equipment manufacturers. I owned these companies because I believed their leadership positioning on new products could be rewarded when the next sustained rebound in the semiconductor cycle occurs. Further, the ongoing need for semiconductor manufacturers to purchase the machines that make smaller, cheaper and faster semiconductors could help these equipment companies perform well even if the rate of corporate and consumer spending remains flat.

Q. What holdings stood out as top performers? What were some of the disappointments?

A. South Korea-based Samsung Electronics benefited from its increasing market share in wireless handsets and the relatively strong South Korean economy. Automation factory PRI Automation, another contributor, was acquired by competitor Brooks Automation for a premium and PRI's stock moved higher. In terms of disappointments, NVIDIA, a maker of graphic chips, experienced weaker-than-expected demand for its products and heightened competition. Contract manufacturer Flextronics International suffered from slowing demand for its manufacturing capabilities due to the industry's poor business climate.

Q. What's your outlook for technology stocks, Praveen?

A. Despite owning companies positioned nicely for new product cycles, returns for the industry could remain volatile for some time until corporate profits improve and corporate information technology spending increases. Going forward, the fund will continue to emphasize my best ideas, meaning companies that I believe have limited downside to the industry's cyclical nature due to their innovative technology, strong balance sheets and financial liquidity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2002, more than $35 million

Manager: Praveen Abichandani, since March 2002; joined Fidelity in 1998

Annual Report

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
KLA-Tencor Corp.	10.1
Applied Materials, Inc.	8.3
Novellus Systems, Inc.	3.8
Intel Corp.	3.6
Motorola, Inc.	3.0
Texas Instruments, Inc.	2.9
Cymer, Inc.	2.8
ASML Holding NV (NY Shares)	2.6
LTX Corp.	2.5
ASM International NV	2.4
42.0
Top Industries as of July 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	79.3%
Electronic Equipment & Instruments	7.7%
Communications Equipment	4.4%
Software	3.7%
Computers & Peripherals	1.3%
All Others*	3.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Electronics Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 4.4%
Avocent Corp. (a)	2,000	$ 30,060
Brocade Communications System, Inc. (a)	14,500	271,875
Emulex Corp. (a)	6,000	138,960
Motorola, Inc.	92,800	1,076,480
Nokia Corp. sponsored ADR	5,410	67,084
TOTAL COMMUNICATIONS EQUIPMENT		1,584,459
COMPUTERS & PERIPHERALS - 1.3%
Apple Computer, Inc. (a)	11,900	181,594
NEC Corp. ADR	4,500	27,315
Quanta Computer, Inc.	109,250	273,451
TOTAL COMPUTERS & PERIPHERALS		482,360
ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.7%
Agilent Technologies, Inc. (a)	38,250	722,160
Amphenol Corp. Class A (a)	8,280	311,742
Arrow Electronics, Inc. (a)	14,900	254,343
AVX Corp.	8,000	104,960
Celestica, Inc. (sub. vtg.) (a)	15,570	327,613
Cognex Corp. (a)	10,400	159,848
Flextronics International Ltd. (a)	18,600	147,312
Jabil Circuit, Inc. (a)	10,000	177,900
Plexus Corp. (a)	11,700	162,630
Solectron Corp. (a)	24,000	96,000
Veeco Instruments, Inc. (a)	8,800	119,680
Vishay Intertechnology, Inc. (a)	10,100	172,205
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,756,393
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 78.0%
Advanced Energy Industries, Inc. (a)	2,410	35,596
Advanced Micro Devices, Inc. (a)	29,040	233,191
Agere Systems, Inc. Class A (a)	16,300	30,970
Analog Devices, Inc. (a)	27,150	654,315
Applied Materials, Inc. (a)	200,660	2,983,814
ASM International NV (a)	62,500	880,625
ASML Holding NV (NY Shares) (a)	79,500	942,075
Atmel Corp. (a)	20,400	64,260
ATMI, Inc. (a)	45,413	820,613
Axcelis Technologies, Inc. (a)	29,200	233,600
Brooks-PRI Automation, Inc. (a)	10,988	208,992
Chartered Semiconductor Manufacturing Ltd. ADR (a)	20,300	337,792
Cohu, Inc.	22,200	340,326
Credence Systems Corp. (a)	20,700	283,590
Cymer, Inc. (a)	36,500	1,021,635
Cypress Semiconductor Corp. (a)	11,700	134,316
DuPont Photomasks, Inc. (a)	19,400	491,402
Fairchild Semiconductor International, Inc. Class A (a)	45,700	814,831
FEI Co. (a)	5,000	91,400

	Shares	Value (Note 1)
Helix Technology, Inc.	12,540	$ 159,383
Integrated Circuit Systems, Inc. (a)	300	5,271
Integrated Device Technology, Inc. (a)	10,250	131,200
Integrated Silicon Solution, Inc. (a)	17,400	96,918
Intel Corp.	69,690	1,309,475
International Rectifier Corp. (a)	7,600	175,256
Intersil Corp. Class A (a)	840	18,304
KLA-Tencor Corp. (a)	91,890	3,619,546
Kulicke & Soffa Industries, Inc. (a)	27,800	182,924
LAM Research Corp. (a)	48,130	591,999
Lattice Semiconductor Corp. (a)	27,800	180,728
Linear Technology Corp.	15,540	420,823
LSI Logic Corp. (a)	81,480	635,544
LTX Corp. (a)	92,530	908,645
Marvell Technology Group Ltd. (a)	21,200	402,800
Maxim Integrated Products, Inc. (a)	10,254	360,736
Micrel, Inc. (a)	8,700	99,789
Microchip Technology, Inc. (a)	18,150	399,663
Micron Technology, Inc. (a)	35,360	689,166
MKS Instruments, Inc. (a)	11,500	195,500
National Semiconductor Corp. (a)	18,960	343,366
Novellus Systems, Inc. (a)	50,020	1,350,040
NVIDIA Corp. (a)	32,600	360,882
Oak Technology, Inc. (a)	6,500	25,025
Photronics, Inc. (a)	42,000	510,720
QLogic Corp. (a)	9,200	374,900
RF Micro Devices, Inc. (a)	8,300	55,278
Rudolph Technologies, Inc. (a)	10,000	151,820
Samsung Electronics Co. Ltd.	740	208,871
Semtech Corp. (a)	11,700	230,022
Silicon Laboratories, Inc. (a)	8,100	222,831
Silicon Storage Technology, Inc. (a)	41,500	221,610
Siliconix, Inc. (a)	1,800	42,498
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	37,510	342,091
Teradyne, Inc. (a)	39,030	585,450
Texas Instruments, Inc.	44,480	1,029,712
United Microelectronics Corp. sponsored ADR	55,605	330,294
Virage Logic Corp. (a)	9,920	104,259
Xilinx, Inc. (a)	20,620	395,698
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		28,072,380
SOFTWARE - 3.7%
BEA Systems, Inc. (a)	3,300	18,315
Cadence Design Systems, Inc. (a)	34,483	429,313
Microsoft Corp. (a)	11,000	527,780
Network Associates, Inc. (a)	4,100	49,815
Synopsys, Inc. (a)	1,500	64,155
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Vastera, Inc. (a)	19,800	$ 38,610
VERITAS Software Corp. (a)	11,500	193,545
TOTAL SOFTWARE		1,321,533
TOTAL COMMON STOCKS (Cost $54,832,279)		34,217,125
Convertible Bonds - 1.3%
Ratings (unaudited)		Principal Amount
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
Advanced Energy Industries, Inc. 5% 9/1/06 (c) (Cost $589,775)	-	$ 570,000	458,850
Money Market Funds - 4.8%
	Shares
Fidelity Cash Central Fund, 1.84% (b) (Cost $1,748,619)	1,748,619	1,748,619
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $57,170,673)		36,424,594
NET OTHER ASSETS - (1.2)%		(430,407)
NET ASSETS - 100%		$ 35,994,187
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $458,850 or 1.3% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $51,464,045 and $23,852,009, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,112 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Netherlands	5.0
Taiwan	2.6
Singapore	1.3
Bermuda	1.1
Others (individually less than 1%)	1.8
100.0%
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $5,873,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $1,889,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $563,600) (cost $57,170,673) - See accompanying schedule		$ 36,424,594
Foreign currency held at value (cost $ 121,121)		124,186
Receivable for fund shares sold		213,262
Dividends receivable		3,094
Interest receivable		15,371
Other receivables		25
Total assets		36,780,532
Liabilities
Payable to custodian bank	$ 40,000
Payable for fund shares redeemed	51,769
Accrued management fee	24,300
Distribution fees payable	24,257
Other payables and accrued expenses	46,019
Collateral on securities loaned, at value	600,000
Total liabilities		786,345
Net Assets		$ 35,994,187
Net Assets consist of:
Paid in capital		$ 64,937,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,200,085)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(20,743,009)
Net Assets		$ 35,994,187
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,912,281 ÷ 882,222 shares)		$ 5.57
Maximum offering price per share (100/94.25 of $5.57)		$ 5.91
Class T: Net Asset Value and redemption price per share ($11,615,093 ÷ 2,091,377 shares)		$ 5.55
Maximum offering price per share (100/96.50 of $5.55)		$ 5.75
Class B: Net Asset Value and offering price per share ($8,362,185 ÷ 1,515,353 shares) A		$ 5.52
Class C: Net Asset Value and offering price per share ($9,921,041 ÷ 1,801,096 shares) A		$ 5.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,183,587 ÷ 211,532 shares)		$ 5.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 38,596
Interest		119,519
Security lending		6,049
Total income		164,164
Expenses
Management fee	$ 270,605
Transfer agent fees	178,383
Distribution fees	341,198
Accounting and security lending fees	62,464
Non-interested trustees' compensation	156
Custodian fees and expenses	7,724
Registration fees	81,888
Audit	27,999
Legal	295
Miscellaneous	24,091
Total expenses before reductions	994,803
Expense reductions	(71,856)	922,947
Net investment income (loss)		(758,783)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(6,122,182)
Foreign currency transactions	(544)
Total net realized gain (loss)		(6,122,726)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,049,137)
Assets and liabilities in foreign currencies	3,767
Total change in net unrealized appreciation (depreciation)		(20,045,370)
Net gain (loss)		(26,168,096)
Net increase (decrease) in net assets resulting from operations		$ (26,926,879)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (758,783)	$ (154,332)
Net realized gain (loss)	(6,122,726)	(2,077,945)
Change in net unrealized appreciation (depreciation)	(20,045,370)	(697,639)
Net increase (decrease) in net assets resulting from operations	(26,926,879)	(2,929,916)
Share transactions - net increase (decrease)	25,643,371	40,154,133
Redemption fees	39,930	13,548
Total increase (decrease) in net assets	(1,243,578)	37,237,765
Net Assets
Beginning of period	37,237,765	-
End of period	$ 35,994,187	$ 37,237,765

Financial Highlights - Class A

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.04)
Net realized and unrealized gain (loss)	(3.96)	(.35)
Total from investment operations	(4.06)	(.39)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.57	$ 9.62
Total Return B, C, D	(42.10)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68%	2.57% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.49%	1.49% A
Net investment income (loss)	(1.14)%	(.77)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,912	$ 3,400
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.06)
Net realized and unrealized gain (loss)	(3.96)	(.33)
Total from investment operations	(4.08)	(.39)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.55	$ 9.62
Total Return B, C, D	(42.31)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.91%	2.81% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.74%	1.74% A
Net investment income (loss)	(1.39)%	(1.02)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,615	$ 11,493
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.16)	(.08)
Net realized and unrealized gain (loss)	(3.93)	(.33)
Total from investment operations	(4.09)	(.41)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.52	$ 9.60
Total Return B, C, D	(42.50)%	(4.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.43%	3.34% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.24%	2.24% A
Net investment income (loss)	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,362	$ 10,941
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.16)	(.09)
Net realized and unrealized gain (loss)	(3.93)	(.33)
Total from investment operations	(4.09)	(.42)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.51	$ 9.59
Total Return B, C, D	(42.54)%	(4.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.34%	3.25% A
Expenses net of voluntary waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.24%	2.24% A
Net investment income (loss)	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,921	$ 10,782
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.03)
Net realized and unrealized gain (loss)	(3.97)	(.34)
Total from investment operations	(4.05)	(.37)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 5.60	$ 9.64
Total Return B, C	(41.91)%	(3.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.31%	2.16% A
Expenses net of voluntary waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.24%	1.24% A
Net investment income (loss)	(.89)%	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,184	$ 622
Portfolio turnover rate	58%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 389,296
Unrealized depreciation	(21,570,262)
Net unrealized appreciation (depreciation)	(21,180,966)
Capital loss carryforward	(5,872,965)
Total Distributable earnings	$ (27,053,931)
Cost for federal income tax purposes	$ 57,605,560

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 13,435	$ 197	$ -
Class T	.25%	.25%	72,760	80	-
Class B	.75%	.25%	128,779	96,672	-
Class C	.75%	.25%	126,224	80,483	-
			$ 341,198	$ 177,432	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 30,844	$ 20,733
Class T	32,161	13,732
Class B*	58,741	58,741
Class C*	6,757	6,757
	$ 128,503	$ 99,963

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 22,500.42
Class T	57,159.39
Class B	53,425.41
Class C	41,589.33
Institutional Class	3,710.30
	$ 178,383

Electronics

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $95,760 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 9,618
Class T	1.75%	22,082
Class B	2.25%	23,014
Class C	2.25%	10,987
Institutional Class	1.25%	759
		$ 66,460

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Other expense reductions	Custody expense reduction
Fund level	$ 5,309	$ 87

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
Class A	2002	2001 A	2002	2001 A
Shares sold	999,305	491,279	$ 8,904,978	$ 4,969,285
Shares redeemed	(470,520)	(137,842)	(3,838,805)	(1,328,484)
Net increase (decrease)	528,785	353,437	$ 5,066,173	$ 3,640,801
Class T
Shares sold	1,743,701	1,305,484	$ 15,588,485	$ 13,533,627
Shares redeemed	(847,306)	(110,502)	(6,546,434)	(1,015,624)
Net increase (decrease)	896,395	1,194,982	$ 9,042,051	$ 12,518,003
Class B
Shares sold	1,607,833	1,196,956	$ 13,351,139	$ 12,121,127
Shares redeemed	(1,231,848)	(57,588)	(9,505,855)	(558,588)
Net increase (decrease)	375,985	1,139,368	$ 3,845,284	$ 11,562,539
Class C
Shares sold	1,181,194	1,205,953	$ 10,313,668	$ 12,522,350
Shares redeemed	(504,804)	(81,247)	(3,838,274)	(782,650)
Net increase (decrease)	676,390	1,124,706	$ 6,475,394	$ 11,739,700
Institutional Class
Shares sold	211,542	72,232	$ 1,742,873	$ 770,077
Shares redeemed	(64,561)	(7,681)	(528,404)	(76,987)
Net increase (decrease)	146,981	64,551	$ 1,214,469	$ 693,090

A Share transactions are for the period December 27, 2000 (commencement of operations) to July 31, 2001.

Electronics

Advisor Financial Services Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - Inst CL	-11.84%	34.53%	104.19%
S&P 500	-23.63%	2.23%	51.66%
GS Financial Services	-10.94%	30.95%	116.13%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - Inst CL	-11.84%	6.11%	12.84%
S&P 500	-23.63%	0.44%	7.30%
GS Financial Services	-10.94%	5.54%	13.93%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $20,419 - a 104.19% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Financial Services Industries Index, it would have grown to $21,613 - a 116.13% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Financial Services Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeffrey Feingold, Portfolio Manager of Fidelity Advisor Financial Services Fund

Q. How did the fund perform, Jeff?

A. For the 12 months that ended July 31, 2002, the fund's Institutional Class shares had a total return of -11.84%. During the same period, the Goldman Sachs Financial Services Index - an index of 249 stocks designed to measure the performance of companies in the financial services sector - declined 10.94%, while the Standard & Poor's 500 Index lost 23.63%.

Q. What were the principal factors affecting performance?

A. In a difficult period for equities in general, financial stocks tended to outperform the overall market. The performance leaders tended to be larger, well-established banks that benefited from widening profit margins from their traditional lending businesses. As a result of the aggressive cuts in short-term interest rates by the Federal Reserve Board, banks' borrowing costs were reduced. Despite problems in the economy, credit problems generally have been manageable. As a consequence, lending became more profitable. In contrast, investment banks and capital-market sensitive institutions performed poorly because of their exposure to equity-related businesses such as initial public offerings, mergers and acquisitions, and trading, all of which fell off substantially as the stock market declined. The fund's underperformance relative to the Goldman Sachs Financial Services Index was principally caused by a few of our larger positions in companies heavily involved in businesses other than banking. Fund holdings such as American International Group, for example, had good earnings, but nevertheless saw their valuations decline in line with other large-cap companies.

Q. What were your key strategies during the period?

A. I emphasized the large-cap, traditional lenders, whose earnings grew briskly because of the widening margin between their loan revenues and their borrowing costs. Although I reduced the fund's emphasis on capital-market sensitive companies, I still overweighted them. I also overweighted property-and-casualty companies because of their better earnings prospects arising from their improved pricing power in the wake of the terrorist attacks of September 11.

Q. What companies contributed positively to fund performance?

A. The large banking companies helped performance substantially in the low interest rate environment. The leading contributors included Bank One, Wachovia, Bank of America and Wells Fargo. Life insurance companies, such as AFLAC, also supported performance as investors were attracted by companies that showed they could increase earnings even as many other corporations reported earnings disappointments. USA Education - the parent company of student loan lender Sallie Mae - now known as SLM Corp., performed very strongly due to its strong loan and earnings growth.

Q. What were the major disappointments?

A. The investment bankers and brokers such as Merrill Lynch and Morgan Stanley performed poorly because of the fallout from declining equity markets. Similarly, large institutions such as Citigroup and J.P. Morgan Chase were hurt both because of their exposure to the capital markets and because of investors' anxieties surrounding their affiliations with corporations such as Enron. Some of these same anxieties undermined the stock price of American International Group, as I mentioned earlier, despite the company's strong fundamentals and healthy earnings growth.

Q. What's your outlook?

A. I'm cautiously optimistic about financial services stocks. As long as interest rates remain low and loan losses stay under control, the traditional banks still appear attractive. While the overall economy shows some signs of weakness, there don't appear to be signs of another meaningful dip in credit quality. I also am interested in property-and-casualty insurers, especially since their stocks recently have given back some of their price gains of the past several months. The strong pricing power of these insurers has greatly improved their long-term earnings prospects. Similarly, I may look for opportunities among specialty finance companies whose stock prices recently have slumped because of concerns about increased regulation and public scrutiny of their sub-prime lending businesses. As a result, I may find opportunities among quality companies whose stocks have fallen in the decline of the overall group. I also am attracted by the potential for brokers and investment banks over the next 12 to 18 months, even though they have detracted from performance recently. If the economy recovers and the equity markets rebound, their earnings growth prospects could improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $559 million

Manager: Jeffrey Feingold, since 2001; joined Fidelity in 1997

Annual Report

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
American International Group, Inc.	7.9
Bank of America Corp.	6.4
Citigroup, Inc.	4.5
Berkshire Hathaway, Inc. Class B	4.2
Bank One Corp.	4.0
Fannie Mae	3.9
Wachovia Corp.	3.7
J.P. Morgan Chase & Co.	3.3
Wells Fargo & Co.	3.3
American Express Co.	2.9
44.1
Top Industries as of July 31, 2002
% of fund's net assets
Banks	35.9%
Diversified Financials	33.7%
Insurance	24.7%
Real Estate	3.6%
Commercial Services & Supplies	2.0%
All Others*	0.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
BANKS - 35.9%
Bank of America Corp.	540,204	$ 35,923,566
Bank of Hawaii Corp.	53,500	1,499,605
Bank of New York Co., Inc.	55,760	1,785,435
Bank One Corp.	578,982	22,528,190
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	349,100	3,159,355
Banknorth Group, Inc.	65,800	1,673,952
City National Corp.	31,800	1,648,830
Commerce Bancorp, Inc., New Jersey	96,525	4,461,386
Commerce Bancshares, Inc.	27,100	1,107,035
Fifth Third Bancorp	174,000	11,496,180
FleetBoston Financial Corp.	368,876	8,557,923
Golden West Financial Corp.	65,200	4,286,900
Greater Bay Bancorp	194,400	4,716,144
Huntington Bancshares, Inc.	226,700	4,475,058
IBERIABANK Corp.	47,000	1,809,500
Investors Financial Services Corp.	47,600	1,464,652
Mellon Financial Corp.	85,100	2,261,958
National Bank of Canada	303,800	6,066,018
Northern Trust Corp.	34,400	1,370,152
PNC Financial Services Group, Inc.	34,400	1,449,960
Royal Bank of Canada	214,500	7,244,424
Silicon Valley Bancshares (a)	43,100	932,253
Sovereign Bancorp, Inc.	1,008,400	14,611,716
U.S. Bancorp, Delaware	292,645	6,259,677
UnionBanCal Corp.	103,497	4,488,665
Wachovia Corp.	579,920	20,761,136
Washington Mutual, Inc.	171,680	6,422,549
Wells Fargo & Co.	358,700	18,243,482
TOTAL BANKS		200,705,701
COMMERCIAL SERVICES & SUPPLIES - 2.0%
First Data Corp.	327,800	11,456,610
DIVERSIFIED FINANCIALS - 33.7%
A.G. Edwards, Inc.	25,000	860,000
Alliance Capital Management Holding LP	41,900	1,215,100
American Express Co.	459,300	16,194,918
Bear Stearns Companies, Inc.	24,300	1,463,346
Charles Schwab Corp.	544,426	4,872,613
Citigroup, Inc.	751,369	25,200,916
Countrywide Credit Industries, Inc.	147	7,469
Fannie Mae	288,435	21,600,897
Farmer Mac Class C (non-vtg.) (a)	139,600	3,671,480
Federated Investors, Inc. Class B (non-vtg.)	33,600	954,912
Freddie Mac	210,120	13,016,934
Goldman Sachs Group, Inc.	83,300	6,093,395

	Shares	Value (Note 1)
Household International, Inc.	212,957	$ 9,086,875
J.P. Morgan Chase & Co.	731,390	18,255,494
LaBranche & Co., Inc. (a)	30,000	600,600
Lehman Brothers Holdings, Inc.	226,900	12,867,499
MBNA Corp.	703,775	13,646,197
Merrill Lynch & Co., Inc.	306,700	10,933,855
Morgan Stanley	340,100	13,723,035
SLM Corp.	97,500	8,872,500
Stilwell Financial, Inc.	227,700	3,085,335
Van der Moolen Holding NV sponsored ADR	87,152	1,817,119
Waddell & Reed Financial, Inc. Class A	23,467	420,998
TOTAL DIVERSIFIED FINANCIALS		188,461,487
INSURANCE - 24.7%
ACE Ltd.	282,000	8,930,940
AFLAC, Inc.	195,500	6,140,655
Allmerica Financial Corp.	34,000	928,200
Allstate Corp.	334,500	12,714,345
AMBAC Financial Group, Inc.	45,250	2,852,108
American International Group, Inc.	687,960	43,974,402
Berkshire Hathaway, Inc. Class B (a)	10,294	23,542,378
Brown & Brown, Inc.	31,800	914,886
Canada Life Financial Corp.	101,900	2,189,182
Cincinnati Financial Corp.	55,030	2,206,153
Hartford Financial Services Group, Inc.	70,100	3,547,060
HCC Insurance Holdings, Inc.	29,800	671,990
Markel Corp. (a)	3,700	749,250
MBIA, Inc.	38,100	1,889,379
MetLife, Inc.	323,400	9,116,646
Old Republic International Corp.	153,500	4,832,180
Prudential Financial, Inc.	76,600	2,527,034
Radian Group, Inc.	39,400	1,804,520
RenaissanceRe Holdings Ltd.	154,200	6,013,800
Sun Life Financial Services of Canada, Inc.	161,200	2,879,517
TOTAL INSURANCE		138,424,625
REAL ESTATE - 3.6%
Apartment Investment & Management Co. Class A	69,600	3,129,216
Duke Realty Corp.	118,900	3,061,675
Equity Office Properties Trust	115,600	3,049,528
Equity Residential Properties Trust (SBI)	127,400	3,407,950
Pan Pacific Retail Properties, Inc.	34,200	1,181,610
Regency Centers Corp.	37,000	1,165,500
Vornado Realty Trust	115,200	5,016,960
TOTAL REAL ESTATE		20,012,439
TOTAL COMMON STOCKS (Cost $526,512,957)		559,060,862
Money Market Funds - 3.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.84% (b)	1,470,647	$ 1,470,647
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	20,392,958	20,392,958
TOTAL MONEY MARKET FUNDS (Cost $21,863,605)		21,863,605
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $548,376,562)		580,924,467
NET OTHER ASSETS - (3.8)%		(21,378,871)
NET ASSETS - 100%		$ 559,545,596
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $809,448,616 and $852,696,476, respectively.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $2,933,576.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $4,841,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $58,138 for the period.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $4,140,000 of which $876,000 and $3,264,000 will expire on July 31, 2007 and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $20,648,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

Class A, Class T and Institutional Class each designate 100% of the dividends distributed in September 2001 as qualifying for the dividends-received deduction for corporate shareholders. In addition, Class A, Class T and Institutional Class each designate 100% of the dividends distributed in December 2001 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $23,683,352) (cost $548,376,562) - See accompanying schedule		$ 580,924,467
Receivable for fund shares sold		622,850
Dividends receivable		405,079
Interest receivable		259
Redemption fees receivable		8
Other receivables		21,963
Total assets		581,974,626
Liabilities
Payable for fund shares redeemed	$ 1,291,348
Accrued management fee	274,656
Distribution fees payable	349,414
Other payables and accrued expenses	120,654
Collateral on securities loaned, at value	20,392,958
Total liabilities		22,429,030
Net Assets		$ 559,545,596
Net Assets consist of:
Paid in capital		$ 555,079,425
Undistributed net investment income		99,438
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,178,178)
Net unrealized appreciation (depre- ciation) on investments and assets and liabilities in foreign currencies		32,544,911
Net Assets		$ 559,545,596
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,474,627 ÷ 3,392,657 shares)		$ 17.83
Maximum offering price per share (100/94.25 of $17.83)		$ 18.92
Class T: Net Asset Value and redemption price per share ($169,429,295 ÷ 9,533,714 shares)		$ 17.77
Maximum offering price per share (100/96.50 of $17.77)		$ 18.41
Class B: Net Asset Value and offering price per share ($206,460,094 ÷ 11,796,989 shares) A		$ 17.50
Class C: Net Asset Value and offering price per share ($107,899,019 ÷ 6,169,115 shares) A		$ 17.49
Institutional Class: Net Asset Value, offering price and redemption price per share ($15,282,561 ÷ 851,618 shares)		$ 17.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 11,567,529
Interest		705,336
Security lending		78,793
Total income		12,351,658
Expenses
Management fee	$ 3,915,956
Transfer agent fees	2,148,189
Distribution fees	5,019,836
Accounting and security lending fees	215,387
Non-interested trustees' compensation	2,330
Custodian fees and expenses	22,414
Registration fees	65,267
Audit	34,031
Legal	5,560
Interest	757
Miscellaneous	291,203
Total expenses before reductions	11,720,930
Expense reductions	(281,118)	11,439,812
Net investment income (loss)		911,846
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(10,270,050)
Foreign currency transactions	(10,264)
Total net realized gain (loss)		(10,280,314)
Change in net unrealized appreciation (depreciation) on: Investment securities	(82,096,081)
Assets and liabilities in foreign currencies	(2,665)
Total change in net unrealized appreciation (depreciation)		(82,098,746)
Net gain (loss)		(92,379,060)
Net increase (decrease) in net assets resulting from operations		$ (91,467,214)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 911,846	$ 2,017,283
Net realized gain (loss)	(10,280,314)	8,564,131
Change in net unrealized appreciation (depreciation)	(82,098,746)	44,410,406
Net increase (decrease) in net assets resulting from operations	(91,467,214)	54,991,820
Distributions to shareholders from net investment income	(1,724,173)	(2,813,489)
Share transactions - net increase (decrease)	(96,420,869)	225,165,258
Redemption fees	36,637	121,493
Total increase (decrease) in net assets	(189,575,619)	277,465,082
Net Assets
Beginning of period	749,121,215	471,656,133
End of period (including undistributed net investment income of $99,438 and undistributed net investment income of $921,678, respectively)	$ 559,545,596	$ 749,121,215

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11
Income from Investment Operations
Net investment income (loss) C	.12	.15	.15	.12	.11
Net realized and unrealized gain (loss)	(2.60)	2.20	.73	(.31)	3.80
Total from investment operations	(2.48)	2.35	.88	(.19)	3.91
Distributions from net investment income	(.14)	(.19)	(.09)	(.06)	(.06)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	(.14)	(.19)	(.09)	(1.07)	(.29)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.83	$ 20.45	$ 18.29	$ 17.49	$ 18.74
Total Return A,B	(12.16)%	12.86%	5.12%	.69%	26.32%
Ratios to Average Net Assets D
Expenses before expense reductions	1.27%	1.20%	1.25%	1.24%	1.32%
Expenses net of voluntary waivers, if any	1.27%	1.20%	1.25%	1.24%	1.32%
Expenses net of all reductions	1.23%	1.18%	1.22%	1.23%	1.30%
Net investment income (loss)	.60%	.77%	.92%	.73%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,475	$ 78,115	$ 48,088	$ 27,440	$ 21,907
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07
Income from Investment Operations
Net investment income (loss) C	.07	.11	.12	.09	.07
Net realized and unrealized gain (loss)	(2.59)	2.19	.71	(.30)	3.78
Total from investment operations	(2.52)	2.30	.83	(.21)	3.85
Distributions from net investment income	(.09)	(.13)	(.05)	(.03)	(.04)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	(.09)	(.13)	(.05)	(1.04)	(.27)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.77	$ 20.38	$ 18.21	$ 17.42	$ 18.66
Total Return A,B	(12.39)%	12.64%	4.84%	.53%	25.96%
Ratios to Average Net Assets D
Expenses before expense reductions	1.49%	1.43%	1.47%	1.47%	1.52%
Expenses net of voluntary waivers, if any	1.49%	1.43%	1.47%	1.47%	1.52%
Expenses net of all reductions	1.45%	1.41%	1.44%	1.46%	1.50%
Net investment income (loss)	.38%	.54%	.70%	.50%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 169,429	$ 234,268	$ 179,862	$ 123,361	$ 118,608
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04
Income from Investment Operations
Net investment income (loss) C	(.03)	-	.03	-	(.02)
Net realized and unrealized gain (loss)	(2.55)	2.16	.70	(.29)	3.76
Total from investment operations	(2.58)	2.16	.73	(.29)	3.74
Distributions from net investment income	-	(.03)	-	(.02)	(.04)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	-	(.03)	-	(1.03)	(.27)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.50	$ 20.08	$ 17.95	$ 17.21	$ 18.52
Total Return A,B	(12.85)%	12.03%	4.30%	0.05%	25.29%
Ratios to Average Net Assets D
Expenses before expense reductions	2.01%	1.96%	2.01%	1.99%	2.06%
Expenses net of voluntary waivers, if any	2.01%	1.96%	2.01%	1.99%	2.06%
Expenses net of all reductions	1.97%	1.94%	1.98%	1.98%	2.04%
Net investment income (loss)	(.14)%	.01%	.16%	(.02)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,460	$ 269,612	$ 150,880	$ 94,072	$ 65,926
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.05	$ 17.96	$ 17.24	$ 18.56	$ 15.24
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.03	-	(.03)
Net realized and unrealized gain (loss)	(2.54)	2.15	.70	(.29)	3.57
Total from investment operations	(2.56)	2.16	.73	(.29)	3.54
Distributions from net investment income	-	(.07)	(.02)	(.03)	(.02)
Distributions from net realized gain	-	-	-	(1.01)	(.21)
Total distributions	-	(.07)	(.02)	(1.04)	(.23)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 17.49	$ 20.05	$ 17.96	$ 17.24	$ 18.56
Total Return A,B, F	(12.77)%	12.03%	4.30%	.07%	23.56%
Ratios to Average Net Assets D
Expenses before expense reductions	1.96%	1.92%	1.96%	1.95%	2.09% G
Expenses net of voluntary waivers, if any	1.96%	1.92%	1.96%	1.95%	2.09% G
Expenses net of all reductions	1.92%	1.90%	1.93%	1.94%	2.07% G
Net investment income (loss)	(.09)%	.05%	.21%	.02%	(.22)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,899	$ 149,160	$ 83,078	$ 36,552	$ 19,983
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

F Total returns for periods of less than one year are not annualized.

G Annualized

Financial Highlights - Institutional

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14
Income from Investment Operations
Net investment income (loss) B	.19	.22	.21	.18	.14
Net realized and unrealized gain (loss)	(2.62)	2.22	.72	(.30)	3.79
Total from investment operations	(2.43)	2.44	.93	(.12)	3.93
Distributions from net investment income	(.21)	(.24)	(.15)	(.08)	(.05)
Distributions from net realized gain	-	-	-	(1.01)	(.23)
Total distributions	(.21)	(.24)	(.15)	(1.09)	(.28)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 17.95	$ 20.59	$ 18.39	$ 17.60	$ 18.80
Total Return A	(11.84)%	13.29%	5.40%	1.12%	26.39%
Ratios to Average Net Assets C
Expenses before expense reductions	.89%	.87%	.90%	.93%	1.14%
Expenses net of voluntary waivers, if any	.89%	.87%	.90%	.93%	1.14%
Expenses net of all reductions	.85%	.84%	.87%	.92%	1.13%
Net investment income (loss)	.98%	1.10%	1.27%	1.04%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,283	$ 17,966	$ 9,749	$ 11,956	$ 5,270
Portfolio turnover rate	125%	110%	73%	38%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 75,586,486
Unrealized depreciation	(46,382,350)
Net unrealized appreciation (depreciation)	29,204,136
Capital loss carryforward	(4,140,492)
Total Distributable earnings	$ 25,063,644
Cost for federal income tax purposes	$ 551,720,331

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 1,724,173

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expense paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 181,711	$ 100	$ 4,009
Class T	.26%	.25%	1,047,903	2,612	13,415
Class B	.75%	.25%	2,448,244	1,836,186	-
Class C	.75%	.25%	1,341,978	344,523	-
			$ 5,019,836	$ 2,183,421	$ 17,424

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 115,666	$ 56,055
Class T	113,302	33,977
Class B*	926,287	926,287
Class C*	44,278	44,278
	$ 1,199,533	$ 1,060,597

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 242,769.34
Class T	645,455.31
Class B	829,566.34
Class C	390,773.29
Institutional Class	39,626.22
	$ 2,148,189

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $705,303 for the period.

Financial Services

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund Level	$ 263,391	$ -	$ 303
Class A	-	4,009	-
Class T	-	13,415	-
	$ 263,391	$ 17,424	$ 303

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ 525,686	$ 575,989
Class T	996,103	1,395,636
Class B	-	290,651
Class C	-	384,886
Institutional Class	202,384	166,327
	$ 1,724,173	$ 2,813,489

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	826,333	2,229,649	$ 16,041,934	$ 45,208,146
Reinvestment of distributions	25,062	25,922	468,130	525,585
Shares redeemed	(1,278,731)	(1,065,178)	(24,341,613)	(21,516,449)
Net increase (decrease)	(427,336)	1,190,393	$ (7,831,549)	$ 24,217,282
Class T
Shares sold	1,627,023	6,355,261	$ 31,431,541	$ 129,152,149
Reinvestment of distributions	48,883	63,277	911,808	1,280,041
Shares redeemed	(3,637,246)	(4,799,502)	(68,303,312)	(94,002,311)
Net increase (decrease)	(1,961,340)	1,619,036	$ (35,959,963)	$ 36,429,879
Class B
Shares sold	1,693,698	6,989,430	$ 32,479,422	$ 139,848,398
Reinvestment of distributions	-	11,845	-	236,725
Shares redeemed	(3,326,341)	(1,978,622)	(61,510,110)	(39,095,522)
Net increase (decrease)	(1,632,643)	5,022,653	$ (29,030,688)	$ 100,989,601
Class C
Shares sold	1,025,625	4,101,875	$ 19,483,057	$ 81,876,910
Reinvestment of distributions	-	15,218	-	303,741
Shares redeemed	(2,294,067)	(1,306,184)	(42,780,187)	(25,740,056)
Net increase (decrease)	(1,268,442)	2,810,909	$ (23,297,130)	$ 56,440,595
Institutional Class
Shares sold	368,886	596,552	$ 7,257,261	$ 12,221,211
Reinvestment of distributions	5,884	4,018	110,481	81,850
Shares redeemed	(395,694)	(258,115)	(7,669,281)	(5,215,160)
Net increase (decrease)	(20,924)	342,455	$ (301,539)	$ 7,087,901

Financial Services

Advisor Health Care Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - Inst CL	-18.85%	39.77%	97.35%
S&P 500	-23.63%	2.23%	51.66%
GS Health Care	-20.19%	41.55%	106.54%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - Inst CL	-18.85%	6.93%	12.19%
S&P 500	-23.63%	0.44%	7.30%
GS Health Care	-20.19%	7.20%	13.06%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $19,735 - a 97.35% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $20,654 - a 106.54% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Health Care Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steven Calhoun, Portfolio Manager of Fidelity Advisor Health Care Fund

Q. How did the fund perform, Steve?

A. For the 12 months ending July 31, 2002, the fund's Institutional Class shares fell 18.85%. During the same period, the Goldman Sachs Health Care Index - an index of 116 stocks designed to measure the performance of companies in the health care sector - declined 20.19%, while the Standard & Poor's 500 Index lost 23.63%.

Q. What helped the fund outperform its benchmarks during the 12-month period?

A. The fund's outperformance of the Goldman Sachs index came primarily as a result of its underweighted positioning in pharmaceutical stocks, which declined during the period as the market weighed the impact of drug patent expirations and the influx of generic drugs on name-brand positioning. The fund's reduced exposure to the broader market, which suffered from a series of widely publicized corporate bankruptcies, accounted for its outperformance of the S&P 500.

Q. Have you made any changes since taking over as manager?

A. Yes, I have. When I took over in March, I made some significant changes to the fund's industry allocations that proved beneficial to fund performance. I reduced its exposure to pharmaceutical and biotechnology stocks, which performed poorly during the 12-month period and were largely responsible for the fund's negative return. To replace those positions, I added to medical technology, hospital and health maintenance organization (HMO) stocks. Toward the end of the period, I began to selectively add more pharmaceutical stocks as valuations and earnings estimates looked more appealing.

Q. Why did you add to the medical technology, hospital and HMO sectors?

A. In the medical tech sector, I saw two broad trends: the MADIT II Trial for ICDs and drug-coated stents. An ICD - Implantable Cardioverter Defibrillator - is a small device designed to control abnormal heart rhythms and, if needed, shock a too-rapid rhythm back to normal and prevent a heart attack. Sales estimates for ICDs are strong due to the MADIT II trial, which found that ICDs dramatically lowered heart attack risk and that the number of potential ICD patients doubled to approximately 600,000 annually. Regarding the second trend, drug-coated stents are expected to receive Food and Drug Administration (FDA) approval to be sold in the U.S. beginning in February 2003 at a significant price increase over current stent products. The new stents proved to be effective in lowering restenosis - the reblockage of arteries - and risk of infection after surgery. Usage of stents is expected to be high as surgeons realize its preventative benefits. Within the hospital sector, there's an interesting dynamic between the for-profit hospitals, which make up roughly 15% of the market, and the non-profit hospitals. Within the non-profit sector, 60% of the hospitals are losing money and are under pressure to reduce costs. As a result, some of them are closing. This bodes well for the for-profit hospitals that are making money and can add beds. Finally, HMOs continued to see positive pricing for their plans and, in fact, received price increases already in 2002, with additional increases expected in 2003.

Q. Which stocks helped fund performance? Which ones hurt returns?

A. Hospital stocks Tenet Healthcare and Triad Hospitals and HMO UnitedHealthcare were top contributors for the reasons I discussed earlier. Zimmer, a maker of orthopedic equipment, also made a positive contribution as it benefited from growing demand from baby boomers for hip and knee replacement surgery. The stock of Johnson & Johnson performed well upon expectation that the company will be the first to the market with drug-coated stents. Not owning pharmaceutical stock Eli Lilly, which suffered under FDA and manufacturing pressures, also helped performance. The negative contributors were found primarily in the troubled biotech sector due to high valuations and weaker-than-expected sales results. ImClone Systems, Enzon and MedImmune were some of the names that were hard hit by the sector's woes. The fund no longer owns ImClone, but, at the end of the period, continued to hold the others in hopes of a sector bounce back.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. The U.S. economy and dollar continued to weaken during the six-month period. A weaker U.S. currency may bode well for the health care sector, which historically performs well when the dollar weakens. This could also prove beneficial for health care company exports, as the weaker U.S. dollar may lead to more competitive pricing, particularly in Europe.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $908 million

Manager: Steven Calhoun, since March 2002; joined Fidelity in 1994

Annual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Johnson & Johnson	9.0
Pfizer, Inc.	8.3
Merck & Co., Inc.	8.1
Abbott Laboratories	6.6
Wyeth	5.7
Medtronic, Inc.	5.4
Bristol-Myers Squibb Co.	3.8
Baxter International, Inc.	3.5
UnitedHealth Group, Inc.	3.3
Pharmacia Corp.	3.2
56.9
Top Industries as of July 31, 2002
% of fund's net assets
Pharmaceuticals	52.7%
Health Care Equipment & Supplies	21.4%
Health Care Providers & Services	16.2%
Biotechnology	5.6%
Electronic Equipment & Instruments	0.3%
All Others*	3.8%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 5.6%
Biogen, Inc. (a)	200,700	$ 7,219,179
Enzon, Inc. (a)	41,600	940,160
Geneprot, Inc. (d)	43,000	473,000
Genzyme Corp. - General Division (a)	86,000	1,959,080
Gilead Sciences, Inc. (a)	411,500	12,538,405
IDEC Pharmaceuticals Corp. (a)	213,580	9,523,532
Invitrogen Corp. (a)	107,900	3,760,315
MedImmune, Inc. (a)	497,330	14,790,594
TOTAL BIOTECHNOLOGY		51,204,265
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Waters Corp. (a)	95,700	2,173,347
HEALTH CARE EQUIPMENT & SUPPLIES - 21.4%
Apogent Technologies, Inc. (a)	107,000	2,075,800
Baxter International, Inc.	796,300	31,780,333
Biomet, Inc.	790,275	20,491,831
Boston Scientific Corp. (a)	792,200	23,758,078
C.R. Bard, Inc.	46,500	2,514,255
CTI Molecular Imaging, Inc.	190,000	3,792,400
Hillenbrand Industries, Inc.	43,900	2,373,234
Medtronic, Inc.	1,219,596	49,271,678
Novoste Corp. (c)	12,500	56,250
St. Jude Medical, Inc. (a)	572,000	21,736,000
Stryker Corp.	225,300	11,404,686
Varian Medical Systems, Inc. (a)	251,200	10,500,160
Zimmer Holdings, Inc. (a)	390,690	14,545,389
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		194,300,094
HEALTH CARE PROVIDERS & SERVICES - 16.2%
Anthem, Inc.	302,900	20,560,852
Community Health Systems, Inc. (a)	179,700	4,447,575
HCA, Inc.	404,300	19,002,100
Health Management Associates, Inc. Class A (a)	351,100	7,102,753
Laboratory Corp. of America Holdings (a)	235,300	8,070,790
McKesson Corp.	40,000	1,316,800
Priority Healthcare Corp. Class B (a)	65,720	1,376,177
Tenet Healthcare Corp. (a)	413,100	19,684,215
Triad Hospitals, Inc. (a)	248,000	9,915,040
Trigon Healthcare, Inc. (a)	141,900	14,432,649
United Surgical Partners International, Inc. (a)	93,600	2,689,128
UnitedHealth Group, Inc.	344,000	30,155,040
Wellpoint Health Networks, Inc. (a)	116,300	8,315,450
TOTAL HEALTH CARE PROVIDERS & SERVICES		147,068,569
PHARMACEUTICALS - 52.7%
Abbott Laboratories	1,440,200	59,638,682
Allergan, Inc.	51,300	3,103,137

	Shares	Value (Note 1)
Barr Laboratories, Inc. (a)	173,000	$ 10,553,000
Bristol-Myers Squibb Co.	1,488,300	34,870,869
Forest Laboratories, Inc. (a)	119,300	9,242,171
Johnson & Johnson	1,546,362	81,957,186
King Pharmaceuticals, Inc. (a)	274,700	5,826,387
Merck & Co., Inc.	1,489,000	73,854,400
Pfizer, Inc.	2,324,700	75,204,045
Pharmacia Corp.	656,100	29,353,914
Schering-Plough Corp.	1,117,600	28,498,800
SICOR, Inc. (a)	319,300	5,092,835
Teva Pharmaceutical Industries Ltd. sponsored ADR	142,200	9,484,882
Wyeth	1,297,820	51,783,018
TOTAL PHARMACEUTICALS		478,463,326
TOTAL COMMON STOCKS (Cost $871,358,887)		873,209,601
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 1.84% (b)	19,148,188	19,148,188
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	18,344,652	18,344,652
TOTAL MONEY MARKET FUNDS (Cost $37,492,840)		37,492,840
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $908,851,727)	910,702,441
NET OTHER ASSETS - (0.3)%	(2,311,972)
NET ASSETS - 100%	$ 908,390,469
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $56,250 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 236,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,856,510,076 and $1,935,412,645, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $94,612 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $473,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $2,959,000. The weighted average interest rate was 1.82%. Interest expense includes $597 paid under the interfund lending program. At period end there were no interfund loans outstanding.

Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $78,668,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $25,881,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $18,508,598) (cost $908,851,727) - See accompanying schedule		$ 910,702,441
Receivable for investments sold		26,090,281
Receivable for fund shares sold		674,878
Dividends receivable		1,002,979
Interest receivable		16,627
Redemption fees receivable		58
Other receivables		22,263
Total assets		938,509,527
Liabilities
Payable for investments purchased	$ 8,817,561
Payable for fund shares redeemed	1,904,624
Accrued management fee	420,371
Distribution fees payable	523,723
Other payables and accrued expenses	108,127
Collateral on securities loaned, at value	18,344,652
Total liabilities		30,119,058
Net Assets		$ 908,390,469
Net Assets consist of:
Paid in capital		$ 1,032,847,787
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(126,308,053)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,850,735
Net Assets		$ 908,390,469
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,291,985 ÷ 6,257,395 shares)		$ 16.51
Maximum offering price per share (100/94.25 of $16.51)		$ 17.52
Class T: Net Asset Value and redemption price per share ($274,242,807 ÷ 16,810,210 shares)		$ 16.31
Maximum offering price per share (100/96.50 of $16.31)		$ 16.90
Class B: Net Asset Value and offering price per share ($334,055,818 ÷ 21,059,896 shares) A		$ 15.86
Class C: Net Asset Value and offering price per share ($160,876,892 ÷ 10,136,653 shares) A		$ 15.87
Institutional Class: Net Asset Value, offering price and redemption price per share ($35,922,967 ÷ 2,151,337 shares)		$ 16.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 10,280,383
Interest		1,319,440
Security lending		35,059
Total income		11,634,882
Expenses
Management fee	$ 6,689,743
Transfer agent fees	3,989,485
Distribution fees	8,407,683
Accounting and security lending fees	290,730
Non-interested trustees' compensation	3,989
Custodian fees and expenses	29,621
Registration fees	77,473
Audit	35,945
Legal	10,032
Interest	597
Miscellaneous	470,907
Total expenses before reductions	20,006,205
Expense reductions	(517,541)	19,488,664
Net investment income (loss)		(7,853,782)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(63,750,059)
Foreign currency transactions	(13,449)
Total net realized gain (loss)		(63,763,508)
Change in net unrealized appreciation (depreciation) on: Investment securities	(172,426,122)
Assets and liabilities in foreign currencies	828
Total change in net unrealized appreciation (depreciation)		(172,425,294)
Net gain (loss)		(236,188,802)
Net increase (decrease) in net assets resulting from operations		$ (244,042,584)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,853,782)	$ (4,959,564)
Net realized gain (loss)	(63,763,508)	(39,088,875)
Change in net unrealized appreciation (depreciation)	(172,425,294)	(5,665,198)
Net increase (decrease) in net assets resulting from operations	(244,042,584)	(49,713,637)
Distributions to shareholders from net realized gain	-	(58,970,382)
Share transactions - net increase (decrease)	(99,168,836)	300,434,785
Redemption fees	110,376	143,653
Total increase (decrease) in net assets	(343,101,044)	191,894,419
Net Assets
Beginning of period	1,251,491,513	1,059,597,094
End of period	$ 908,390,469	$ 1,251,491,513

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10
Income from Investment Operations
Net investment income (loss) C	(.04)	.01	.01	-	(.03)
Net realized and unrealized gain (loss)	(3.86)	(.50)	3.89	2.20	3.50
Total from investment operations	(3.90)	(.49)	3.90	2.20	3.47
Distributions from net realized gain	-	(1.12)	(.41)	(.39)	(.88)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 16.51	$ 20.41	$ 22.02	$ 18.52	$ 16.70
Total Return A, B	(19.11)%	(2.50)%	21.44%	13.80%	26.47%
Ratios to Average Net Assets D
Expenses before expense reductions	1.29%	1.19%	1.20%	1.23%	1.38%
Expenses net of voluntary waivers, if any	1.29%	1.19%	1.20%	1.23%	1.38%
Expenses net of all reductions	1.24%	1.17%	1.18%	1.21%	1.36%
Net investment income (loss)	(.23)%	.05%	.07%	.01%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,292	$ 136,304	$ 108,248	$ 66,142	$ 20,902
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05
Income from Investment Operations
Net investment income (loss) C	(.09)	(.04)	(.03)	(.04)	(.05)
Net realized and unrealized gain (loss)	(3.82)	(.49)	3.86	2.19	3.47
Total from investment operations	(3.91)	(.53)	3.83	2.15	3.42
Distributions from net realized gain	-	(1.12)	(.37)	(.37)	(.87)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 16.31	$ 20.22	$ 21.87	$ 18.40	$ 16.61
Total Return A, B	(19.34)%	(2.71)%	21.16%	13.54%	26.17%
Ratios to Average Net Assets D
Expenses before expense reductions	1.52%	1.43%	1.42%	1.46%	1.54%
Expenses net of voluntary waivers, if any	1.52%	1.43%	1.42%	1.46%	1.54%
Expenses net of all reductions	1.47%	1.41%	1.40%	1.43%	1.52%
Net investment income (loss)	(.46)%	(.18)%	(.15)%	(.21)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,243	$ 383,643	$ 361,351	$ 248,442	$ 124,652
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01
Income from Investment Operations
Net investment income (loss) C	(.18)	(.14)	(.13)	(.13)	(.14)
Net realized and unrealized gain (loss)	(3.72)	(.48)	3.80	2.17	3.45
Total from investment operations	(3.90)	(.62)	3.67	2.04	3.31
Distributions from net realized gain	-	(1.12)	(.34)	(.36)	(.86)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 15.86	$ 19.76	$ 21.50	$ 18.16	$ 16.47
Total Return A, B	(19.74)%	(3.20)%	20.53%	12.96%	25.40%
Ratios to Average Net Assets D
Expenses before expense reductions	2.02%	1.95%	1.94%	1.98%	2.13%
Expenses net of voluntary waivers, if any	2.02%	1.95%	1.94%	1.98%	2.13%
Expenses net of all reductions	1.98%	1.93%	1.93%	1.96%	2.12%
Net investment income (loss)	(.97)%	(.70)%	(.68)%	(.73)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,056	$ 456,851	$ 366,413	$ 225,441	$ 57,074
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.17	$ 16.49	$ 13.85
Income from Investment Operations
Net investment income (loss) C	(.17)	(.14)	(.12)	(.12)	(.12)
Net realized and unrealized gain (loss)	(3.72)	(.48)	3.80	2.17	3.39
Total from investment operations	(3.89)	(.62)	3.68	2.05	3.27
Distributions from net realized gain	-	(1.12)	(.36)	(.38)	(.63)
Redemption fees added to paid in capital C	-	-	.01	.01	-
Net asset value, end of period	$ 15.87	$ 19.76	$ 21.50	$ 18.17	$ 16.49
Total Return A, B	(19.69)%	(3.20)%	20.59%	13.04%	24.84%
Ratios to Average Net Assets D
Expenses before expense reductions	1.97%	1.91%	1.91%	1.95%	2.18%
Expenses net of voluntary waivers, if any	1.97%	1.91%	1.91%	1.95%	2.18%
Expenses net of all reductions	1.93%	1.89%	1.89%	1.92%	2.17%
Net investment income (loss)	(.92)%	(.66)%	(.64)%	(.70)%	(1.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,877	$ 229,494	$ 183,264	$ 109,372	$ 19,154
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12
Income from Investment Operations
Net investment income (loss) B	.02	.07	.07	.05	.03
Net realized and unrealized gain (loss)	(3.90)	(.50)	3.90	2.21	3.47
Total from investment operations	(3.88)	(.43)	3.97	2.26	3.50
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	(1.12)	(.41)	(.41)	(.90)
Total distributions	-	(1.12)	(.44)	(.41)	(.90)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 16.70	$ 20.58	$ 22.13	$ 18.59	$ 16.73
Total Return A	(18.85)%	(2.21)%	21.77%	14.17%	26.70%
Ratios to Average Net Assets C
Expenses before expense reductions	.95%	.91%	.93%	.97%	1.07%
Expenses net of voluntary waivers, if any	.95%	.91%	.93%	.97%	1.07%
Expenses net of all reductions	.90%	.89%	.92%	.95%	1.04%
Net investment income (loss)	.11%	.33%	.33%	.28%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,923	$ 45,200	$ 40,320	$ 33,540	$ 10,424
Portfolio turnover rate	167%	71%	51%	98%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 84,846,129
Unrealized depreciation	(104,754,257)
Net unrealized appreciation (depreciation)	(19,908,128)
Capital loss carry forward	(78,668,203)
Total distributable earnings	$ (98,576,331)
Cost for federal income tax purposes	$ 930,610,569

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with commissions
Class A	.01%	.25%	$ 325,113	$ 200	$ 8,836
Class T	.26%	.25%	1,769,415	8,556	21,547
Class B	.75%	.25%	4,227,283	3,170,522	-
Class C	.75%	.25%	2,085,872	436,936	-
			$ 8,407,683	$ 3,616,214	$ 30,383

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 278,408	$ 111,213
Class T	282,761	77,608
Class B*	1,455,072	1,455,072
Class C*	46,220	46,220
	$ 2,062,461	$ 1,690,113

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 466,070.37
Class T	1,220,131.35
Class B	1,524,367.36
Class C	647,280.31
Institutional Class	131,637.29
	$ 3,989,485

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Health Care

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,317,762 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction

Fund Level	$ 487,158	$ -
Class A		8,836
Class T		21,547
	$ 487,158	$ 30,383

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net realized gain
Class A	$ -	$ 6,105,797
Class T	-	19,508,059
Class B	-	20,768,204
Class C	-	10,520,844
Institutional Class	-	2,067,478
Total	$ -	$ 58,970,382

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	1,803,778	3,634,400	$ 34,895,741	$ 78,399,599
Reinvestment of distributions	-	259,758	-	5,680,495
Shares redeemed	(2,224,418)	(2,133,134)	(41,517,353)	(44,124,320)
Net increase (decrease)	(420,640)	1,761,024	$ (6,621,612)	$ 39,955,774
Class T
Shares sold	3,546,811	6,955,460	$ 67,960,812	$$ 148,496,594
Reinvestment of distributions	-	848,077	-	18,382,545
Shares redeemed	(5,711,512)	(5,352,895)	(104,123,285)	(111,362,709)
Net increase (decrease)	(2,164,701)	2,450,642	$ (36,162,473)	$ 55,516,430
Class B
Shares sold	3,374,262	8,603,059	$ 63,623,658	$ 180,903,165
Reinvestment of distributions	-	823,866	-	17,545,977
Shares redeemed	(5,437,068)	(3,345,428)	(95,577,303)	(68,223,620)
Net increase (decrease)	(2,062,806)	6,081,497	$ (31,953,645)	$ 130,225,522
Class C
Shares sold	1,741,205	4,772,898	$ 32,664,595	$ 100,652,585
Reinvestment of distributions	-	373,665	-	7,960,550
Shares redeemed	(3,219,274)	(2,056,651)	(57,077,533)	(41,921,796)
Net increase (decrease)	(1,478,069)	3,089,912	$ (24,412,938)	$ 66,691,339
Institutional Class
Shares sold	929,459	990,632	$ 18,501,044	$ 21,175,994
Reinvestment of distributions	-	66,318	-	1,456,998
Shares redeemed	(974,771)	(682,089)	(18,519,212)	(14,587,272)
Net increase (decrease)	(45,312)	374,861	$ (18,168)	$ 8,045,720

Health Care

Advisor Natural Resources Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T and reflect a 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural - Inst CL	-16.64%	6.59%	156.83%
S&P 500	-23.63%	2.23%	161.46%
GS Natural Resources	-19.01%	-8.88%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Institutional Class' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural - Inst CL	-16.64%	1.28%	9.89%
S&P 500	-23.63%	0.44%	10.09%
GS Natural Resources	-19.01%	-1.84%	n/a*

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Institutional Class on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $25,683 - a 156.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,146 - a 161.46% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Natural Resources Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with John Porter, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. How did the fund perform, John?

A. In an extremely challenging environment, we managed to outperform our benchmarks. For the 12 months ending July 31, 2002, the fund's Institutional Class shares returned -16.64%. During the same period, the Goldman Sachs Natural Resources Index - an index of 112 stocks designed to measure the performance of companies in the natural resources sector - fell 19.01%, while the Standard & Poor's 500 Index returned -23.63%.

Q. Why did the fund outperform the indexes during the period?

A. A minimal exposure to energy traders was one of the most beneficial influences on our performance compared with the Goldman Sachs index. In the wake of the Enron scandal, the stocks of companies engaged in energy trading sold off sharply amid concerns about their profitability, their aggressive accounting tactics and lack of liquidity due to lowered debt ratings. Another positive factor was the fund's overweighting of energy services stocks, which performed comparatively well. Negative influences on our returns compared with the Goldman Sachs index included a lighter exposure to gold stocks, which surged in the second half of the period, as the U.S. dollar weakened and investors anticipated that low interest rates and a rebounding economy might spur inflation. Also detracting from relative performance was a relatively low weighting of exploration and production (E&P) companies. Looking at performance versus the S&P 500, the fund benefited from a lighter exposure to technology and a heavier weighting in energy services, E&P firms and integrated energy companies.

Q. What changes did you make since taking over the fund in March?

A. I added to the fund's holdings in the services and E&P segments. Although worldwide demand for crude oil and natural gas has been softer during the recent slowdown in economic activity, prices have remained firm, and even a modest recovery could boost demand for energy products significantly. In anticipation of firming demand, the large integrated energy companies and E&P firms have been beefing up their exploration budgets, which should benefit drillers and other services firms. On the supply side, the members of OPEC (the Organization of Petroleum Exporting Countries) have been fairly disciplined about sticking to their production quotas. Meanwhile, tension in the Middle East and the possibility of more terrorist activities helped to keep energy prices high, thereby encouraging exploration activity.

Q. Which stocks helped the fund's performance?

A. Noble Drilling, Weatherford and Smith International are services companies that benefited from the prospects for increased exploration activity. Suncor Energy was one of the few large integrated companies that performed relatively well in the wake of the Standard & Poor's announcement that I discuss below.

Q. Which stocks detracted from performance?

A. Enron was the largest detractor from absolute performance, although our underweighting in the stock actually had a positive effect on the fund's relative performance, and we sold the last of our position over a month before the company declared bankruptcy early in December 2001. Integrated energy companies ChevronTexaco, Royal Dutch Petroleum and BP also disappointed us. Early in July 2002, Standard & Poor's made the decision to remove all foreign companies from the S&P 500, which immediately prompted a sizable drop in the share price of Netherlands-based Royal Dutch Petroleum. Additionally, there was a spillover effect on many other companies in the energy sector. ChevronTexaco, for example, is based in San Francisco but still suffered a steep decline in sympathy with Royal Dutch. Fortunately, I underweighted Royal Dutch and a number of other large integrateds that performed poorly, which helped our relative performance. Another detractor, aluminum stock Alcoa, reflected the increasingly uncertain outlook for aluminum demand in response to faltering U.S. economic growth.

Q. What's your outlook, John?

A. Considerations on both the supply and demand sides provide reasons to like the energy sector, especially the services component. In the gold market, the yellow metal has had a good run, but further upside progress could be limited if the U.S. dollar stabilizes and inflation remains in check. I remain unenthusiastic about paper stocks, as producers have not been particularly proactive about limiting production. However, aluminum stocks could rebound nicely if the economy continues to strengthen.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 29, 1987

Size: as of July 31, 2002, more than $284 million

Manager: John Porter, since March 2002; joined Fidelity in 1995

Annual Report

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
ChevronTexaco Corp.	8.4
Phillips Petroleum Co.	4.7
Schlumberger Ltd. (NY Shares)	4.3
Conoco, Inc.	4.0
BP PLC sponsored ADR	3.8
Exxon Mobil Corp.	3.7
Alcoa, Inc.	3.2
Royal Dutch Petroleum Co. (NY Shares)	2.7
Weatherford International Ltd.	2.6
Baker Hughes, Inc.	2.4
39.8
Top Industries as of July 31, 2002
% of fund's net assets
Oil & Gas	47.6%
Energy Equipment & Services	31.2%
Metals & Mining	9.9%
Paper & Forest Products	4.7%
Gas Utilities	1.9%
All Others *	4.7%
* Includes short-term investments and net other assets.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.0%
McDermott International, Inc. (a)	150	$ 704
CONTAINERS & PACKAGING - 0.9%
Packaging Corp. of America (a)	67,400	1,280,600
Smurfit-Stone Container Corp. (a)	92,187	1,335,790
TOTAL CONTAINERS & PACKAGING		2,616,390
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	1,029,000	7
ENERGY EQUIPMENT & SERVICES - 31.2%
Baker Hughes, Inc.	255,150	6,838,020
BJ Services Co. (a)	116,300	3,708,807
Cal Dive International, Inc. (a)	30,500	584,990
Cooper Cameron Corp. (a)	90,500	3,890,595
Diamond Offshore Drilling, Inc.	108,200	2,531,880
Dril-Quip, Inc. (a)	14,100	249,570
ENSCO International, Inc.	220,800	5,707,680
Global Industries Ltd. (a)	69,000	331,890
GlobalSantaFe Corp.	205,666	4,635,712
Grant Prideco, Inc. (a)	185,600	1,854,144
Halliburton Co.	110,000	1,452,000
Helmerich & Payne, Inc.	18,700	620,279
Hydril Co. (a)	25,000	604,000
Key Energy Services, Inc. (a)	41,300	332,052
Nabors Industries Ltd. (a)	111,100	3,390,772
National-Oilwell, Inc. (a)	120,200	2,077,056
Newpark Resources, Inc. (a)	88,900	435,610
Noble Corp. (a)	185,300	6,003,720
Oceaneering International, Inc. (a)	22,100	458,575
Oil States International, Inc. (a)	100	1,099
Patterson-UTI Energy, Inc. (a)	47,300	1,130,943
Precision Drilling Corp. (a)	58,600	1,739,931
Pride International, Inc. (a)	165,500	2,225,975
Rowan Companies, Inc.	170,600	3,338,642
Schlumberger Ltd. (NY Shares)	282,000	12,103,440
Smith International, Inc. (a)	180,400	5,702,444
Superior Energy Services, Inc. (a)	1,500	12,240
Tidewater, Inc.	83,100	2,237,052
Transocean, Inc.	194,079	4,949,015
Trican Well Service Ltd. (a)	6,240	66,043
Varco International, Inc. (a)	84,200	1,280,682
W-H Energy Services, Inc. (a)	48,150	814,217
Weatherford International Ltd. (a)	185,400	7,519,824
TOTAL ENERGY EQUIPMENT & SERVICES		88,828,899

	Shares	Value (Note 1)
GAS UTILITIES - 1.9%
El Paso Corp.	166,400	$ 2,404,480
Kinder Morgan Management LLC	18,000	495,000
Kinder Morgan, Inc.	58,800	2,446,668
TOTAL GAS UTILITIES		5,346,148
METALS & MINING - 9.9%
Alcan, Inc.	166,900	4,681,341
Alcoa, Inc.	335,500	9,075,275
Arch Coal, Inc.	21,300	351,876
Barrick Gold Corp.	211,400	3,263,302
Century Aluminum Co.	51,900	441,150
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	174,497	2,664,569
Goldcorp, Inc.	163,800	1,402,433
Massey Energy Corp.	32,100	235,614
Newmont Mining Corp. Holding Co.	204,300	4,984,920
Phelps Dodge Corp.	30,200	1,032,236
TOTAL METALS & MINING		28,132,716
OIL & GAS - 47.6%
Amerada Hess Corp.	52,900	3,618,360
Apache Corp.	34,900	1,797,350
BP PLC sponsored ADR	231,448	10,739,187
Burlington Resources, Inc.	63,300	2,313,615
Cabot Oil & Gas Corp. Class A	100	2,090
Chesapeake Energy Corp. (a)	64,600	345,610
ChevronTexaco Corp.	319,618	23,971,347
CNOOC Ltd. sponsored ADR	26,700	718,230
Conoco, Inc.	473,102	11,411,220
Devon Energy Corp.	89,900	3,747,032
EnCana Corp.	150,732	4,257,374
ENI Spa sponsored ADR	8,200	616,066
EOG Resources, Inc.	69,100	2,369,439
Exxon Mobil Corp.	288,560	10,607,466
Kerr-McGee Corp.	33,400	1,562,118
Magnum Hunter Resources, Inc. (a)	1	5
Murphy Oil Corp.	33,700	2,802,155
Newfield Exploration Co. (a)	19,700	621,338
Occidental Petroleum Corp.	212,900	5,767,461
Ocean Energy, Inc.	66,900	1,331,310
Phillips Petroleum Co.	260,207	13,465,712
Pioneer Natural Resources Co. (a)	39,600	958,716
Pogo Producing Co.	40,100	1,243,100
Premcor, Inc.	67,700	1,475,860
Royal Dutch Petroleum Co. (NY Shares)	168,700	7,709,590
Spinnaker Exploration Co. (a)	32,700	920,178
Suncor Energy, Inc.	408,200	6,809,352
Sunoco, Inc.	43,400	1,542,436
Talisman Energy, Inc.	92,800	3,779,199
Tom Brown, Inc. (a)	15,700	361,100
TotalFinaElf SA sponsored ADR	18,400	1,334,920
Unocal Corp.	96,600	3,154,956
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Valero Energy Corp.	117,900	$ 4,015,674
Wiser Oil Co. (a)	1	4
TOTAL OIL & GAS		135,369,570
PAPER & FOREST PRODUCTS - 4.7%
Boise Cascade Corp.	21,500	623,285
Bowater, Inc.	14,200	647,378
International Paper Co.	147,800	5,885,396
MeadWestvaco Corp.	71,637	1,904,828
Potlatch Corp.	11,200	356,944
Slocan Forest Products Ltd.	97,000	487,268
TimberWest Forest Corp. unit	34,900	289,988
Wausau-Mosinee Paper Corp.	21,100	217,963
Weyerhaeuser Co.	51,200	3,008,000
TOTAL PAPER & FOREST PRODUCTS		13,421,050
TOTAL COMMON STOCKS (Cost $284,041,911)		273,715,484
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.84% (b)	12,216,955	12,216,955
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	2,002,600	2,002,600
TOTAL MONEY MARKET FUNDS (Cost $14,219,555)		14,219,555
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $298,261,466)		287,935,039
NET OTHER ASSETS - (1.2)%		(3,476,689)
NET ASSETS - 100%		$ 284,458,350
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $277,662,902 and $319,597,266, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,553 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.2%
Canada	9.3
Netherlands Antilles	4.3
United Kingdom	3.8
Cayman Islands	3.7
Netherlands	2.7
Others (individually less than 1%)	1.0
100.0%
Income Tax Information
The fund hereby designates approximately $24,517,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2002, the fund had a capital loss carryforward of approximately $15,940,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $8,582,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

Class A, Class T and Institutional Class each designate 100% of the dividends distributed in September 2001 as qualifying for the dividends-received deduction for corporate shareholders. In addition, Class A, Class T, Class B, Class C and Institutional Class each designate 100% of the dividends distributed in December 2001 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $1,926,185) (cost $298,261,466) - See accompanying schedule		$ 287,935,039
Cash		8,968
Receivable for fund shares sold		421,449
Dividends receivable		148,158
Interest receivable		25,913
Redemption fees receivable		7
Other receivables		186
Total assets		288,539,720
Liabilities
Payable for investments purchased	$ 915,821
Payable for fund shares redeemed	776,550
Accrued management fee	144,216
Distribution fees payable	153,332
Other payables and accrued expenses	88,851
Collateral on securities loaned, at value	2,002,600
Total liabilities		4,081,370
Net Assets		$ 284,458,350
Net Assets consist of:
Paid in capital		$ 321,095,385
Undistributed net investment income		189,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,500,006)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,326,333)
Net Assets		$ 284,458,350
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,993,379 ÷ 1,081,776 shares)		$ 20.33
Maximum offering price per share (100/94.25 of $20.33)		$ 21.57
Class T: Net Asset Value and redemption price per share ($174,670,099 ÷ 8,475,911 shares)		$ 20.61
Maximum offering price per share (100/96.50 of $20.61)		$ 21.36
Class B: Net Asset Value and offering price per share ($58,656,128 ÷ 2,930,362 shares) A		$ 20.02
Class C: Net Asset Value and offering price per share ($24,201,015 ÷ 1,203,783 shares) A		$ 20.10
Institutional Class: Net Asset Value, offering price and redemption price per share ($4,937,729 ÷ 238,899 shares)		$ 20.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 5,941,255
Interest		477,785
Security lending		44,587
Total income		6,463,627
Expenses
Management fee	$ 1,990,085
Transfer agent fees	1,011,618
Distribution fees	2,143,819
Accounting and security lending fees	128,961
Non-interested trustees' compensation	1,150
Custodian fees and expenses	24,953
Registration fees	63,059
Audit	31,552
Legal	2,999
Miscellaneous	58,250
Total expenses before reductions	5,456,446
Expense reductions	(150,029)	5,306,417
Net investment income (loss)		1,157,210
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(23,801,446)
Foreign currency transactions	(8,214)
Total net realized gain (loss)		(23,809,660)
Change in net unrealized appreciation (depreciation) on: Investment securities	(41,157,441)
Assets and liabilities in foreign currencies	(1,878)
Total change in net unrealized appreciation (depreciation)		(41,159,319)
Net gain (loss)		(64,968,979)
Net increase (decrease) in net assets resulting from operations		$ (63,811,769)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,157,210	$ 1,498,881
Net realized gain (loss)	(23,809,660)	53,085,204
Change in net unrealized appreciation (depreciation)	(41,159,319)	(24,682,274)
Net increase (decrease) in net assets resulting from operations	(63,811,769)	29,901,811
Distributions to shareholders from net investment income	(1,280,685)	(1,565,522)
Distributions to shareholders from net realized gain	(24,564,112)	-
Total distributions	(25,844,797)	(1,565,522)
Share transactions - net increase (decrease)	(20,737,801)	42,119,066
Redemption fees	38,784	87,001
Total increase (decrease) in net assets	(110,355,583)	70,542,356
Net Assets
Beginning of period	394,813,933	324,271,577
End of period (including undistributed net investment income of $189,304 and undistributed net investment income of $405,335, respectively)	$ 284,458,350	$ 394,813,933

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16
Income from Investment Operations
Net investment income (loss) C	.15	.19	.10	.07	.06
Net realized and unrealized gain (loss)	(4.36)	2.34	2.06	3.71	(3.33)
Total from investment operations	(4.21)	2.53	2.16	3.78	(3.27)
Distributions from net investment income	(.18)	(.19)	(.08)	(.04)	-
Distributions from net realized gain	(1.70)	-	-	(.71)	(3.96)
Total distributions	(1.88)	(.19)	(.08)	(.75)	(3.96)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.33	$ 26.42	$ 24.07	$ 21.98	$ 18.94
Total Return A, B	(16.92)%	10.56%	9.92%	21.48%	(14.61)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.28%	1.23%	1.26%	1.28%	1.34%
Expenses net of voluntary waivers, if any	1.28%	1.23%	1.26%	1.28%	1.34%
Expenses net of all reductions	1.24%	1.18%	1.21%	1.23%	1.30%
Net investment income (loss)	.64%	.69%	.43%	.38%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,993	$ 21,849	$ 10,381	$ 7,801	$ 6,474
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34
Income from Investment Operations
Net investment income (loss) C	.11	.14	.06	.04	.02
Net realized and unrealized gain (loss)	(4.42)	2.36	2.08	3.76	(3.34)
Total from investment operations	(4.31)	2.50	2.14	3.80	(3.32)
Distributions from net investment income	(.11)	(.13)	(.01)	(.01)	-
Distributions from net realized gain	(1.70)	-	-	(.70)	(3.92)
Total distributions	(1.81)	(.13)	(.01)	(.71)	(3.92)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.61	$ 26.73	$ 24.35	$ 22.21	$ 19.11
Total Return A, B	(17.07)%	10.32%	9.69%	21.31%	(14.69)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.45%	1.41%	1.41%	1.45%	1.43%
Expenses net of voluntary waivers, if any	1.45%	1.41%	1.41%	1.45%	1.43%
Expenses net of all reductions	1.41%	1.37%	1.37%	1.40%	1.39%
Net investment income (loss)	.47%	.51%	.27%	.20%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 174,670	$ 253,062	$ 245,995	$ 283,419	$ 342,347
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.06)	(.06)	(.09)
Net realized and unrealized gain (loss)	(4.29)	2.31	2.04	3.68	(3.29)
Total from investment operations	(4.31)	2.30	1.98	3.62	(3.38)
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	(1.70)	-	-	(.66)	(3.81)
Total distributions	(1.71)	(.04)	-	(.66)	(3.81)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.02	$ 26.04	$ 23.77	$ 21.78	$ 18.81
Total Return A, B	(17.51)%	9.72%	9.14%	20.57%	(15.12)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.00%	1.95%	1.96%	1.99%	1.98%
Expenses net of voluntary waivers, if any	2.00%	1.95%	1.96%	1.99%	1.98%
Expenses net of all reductions	1.95%	1.91%	1.92%	1.95%	1.94%
Net investment income (loss)	(.07)%	(.03)%	(.28)%	(.34)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,656	$ 83,243	$ 50,685	$ 47,792	$ 44,351
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 26.15	$ 23.88	$ 21.92	$ 18.96	$ 24.39
Income from Investment Operations
Net investment income (loss) C	(.01)	-	(.05)	(.05)	(.07)
Net realized and unrealized gain (loss)	(4.32)	2.32	2.04	3.71	(4.15)
Total from investment operations	(4.33)	2.32	1.99	3.66	(4.22)
Distributions from net investment income	(.02)	(.06)	(.04)	(.01)	-
Distributions from net realized gain	(1.70)	-	-	(.70)	(1.22)
Total distributions	(1.72)	(.06)	(.04)	(.71)	(1.22)
Redemption fees added to paid in capital C	-	.01	.01	.01	.01
Net asset value, end of period	$ 20.10	$ 26.15	$ 23.88	$ 21.92	$ 18.96
Total Return A, B, F	(17.52)%	9.76%	9.15%	20.72%	(17.72)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.96%	1.92%	1.91%	1.94%	2.90% G
Expenses net of voluntary waivers, if any	1.96%	1.92%	1.91%	1.94%	2.50% G
Expenses net of all reductions	1.92%	1.87%	1.87%	1.89%	2.44% G
Net investment income (loss)	(.03)%	-	(.23)%	(.28)%	(.48)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,201	$ 29,699	$ 13,741	$ 8,761	$ 2,972
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F Total returns for periods of less than one year are not annualized.

G Annualized

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42
Income from Investment Operations
Net investment income (loss) B	.23	.28	.19	.14	.13
Net realized and unrealized gain (loss)	(4.43)	2.37	2.07	3.76	(3.35)
Total from investment operations	(4.20)	2.65	2.26	3.90	(3.22)
Distributions from net investment income	(.25)	(.27)	(.13)	(.07)	(.09)
Distributions from net realized gain	(1.70)	-	-	(.71)	(3.97)
Total distributions	(1.95)	(.27)	(.13)	(.78)	(4.06)
Redemption fees added to paid in capital B	-	.01	.02	.01	.01
Net asset value, end of period	$ 20.67	$ 26.82	$ 24.43	$ 22.28	$ 19.15
Total Return A	(16.64)%	10.90%	10.31%	21.95%	(14.29)%
Ratios to Average Net Assets C
Expenses before expense reductions	.93%	.88%	.86%	.87%	.95%
Expenses net of voluntary waivers, if any	.93%	.88%	.86%	.87%	.95%
Expenses net of all reductions	.89%	.84%	.82%	.82%	.91%
Net investment income (loss)	.99%	1.04%	.82%	.78%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,938	$ 6,960	$ 3,470	$ 4,505	$ 3,922
Portfolio turnover rate	85%	130%	90%	99%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions capital loss carryforwards, and losses deferred due to wash sales, and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 20,452,452
Unrealized depreciation	(32,757,353)
Net unrealized appreciation (depreciation)	(12,304,901)
Undistributed ordinary income	189,304
Capital loss carryforward	(15,939,544)
Total distributable earnings	$ (28,055,141)
Cost for federal income tax purposes	$ 300,239,940

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 1,328,116
Long-term Capital Gains	24,516,681
Total	$ 25,844,797

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 57,764	$ -	$ 1,213
Class T	.25%	.25%	1,073,409	10,676	8,283
Class B	.75%	.25%	729,183	546,887	-
Class C	.75%	.25%	283,463	104,012	-
			$ 2,143,819	$ 661,575	$ 9,496

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 49,000	$ 19,545
Class T	67,149	20,496
Class B*	214,110	214,110
Class C*	12,652	12,652
Total	$ 342,911	$ 266,803

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 81,379.36
Class T	591,591.28
Class B	239,842.33
Class C	82,640.29
Institutional Class	16,166.26
	$ 1,011,618

Natural Resources

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $477,662 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund Level	$ 140,380	$ -	$ 153
Class A	-	1,213	-
Class T	-	8,283	-
	$ 140,380	$ 9,496	$ 153

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net investment income
Class A	$ 157,796	$ 94,846
Class T	1,000,831	1,283,308
Class B	32,214	102,739
Class C	23,996	42,855
Institutional Class	65,848	41,774
Total	$ 1,280,685	$ 1,565,522
From net realized gain
Class A	$ 1,449,451	$ -
Class T	15,316,013	-
Class B	5,391,688	-
Class C	1,951,733	-
Institutional Class	455,227	-
Total	$ 24,564,112	$ -
	$ 25,844,797	$ 1,565,522

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
Class A	2002	2001	2002	2001
Shares sold	560,829	577,607	$ 13,064,010	$ 15,748,252
Reinvestment of distributions	55,891	3,111	1,323,257	81,147
Shares redeemed	(361,836)	(184,532)	(8,181,862)	(4,905,867)
Net increase (decrease)	254,884	395,646	$ 6,205,405	$ 10,923,532
Class T
Shares sold	1,135,494	2,066,973	$ 26,879,653	$ 56,942,338
Reinvestment of distributions	631,721	45,384	15,183,945	1,194,897
Shares redeemed	(2,758,987)	(2,746,371)	(64,823,707)	(74,508,068)
Net increase (decrease)	(991,772)	(634,014)	$ (22,760,109)	$ (16,370,833)
Class B
Shares sold	694,136	1,723,338	$ 15,836,457	$ 46,399,508
Reinvestment of distributions	189,750	3,328	4,451,383	84,176
Shares redeemed	(1,150,430)	(662,018)	(25,888,430)	(17,529,735)
Net increase (decrease)	(266,544)	1,064,648	$ (5,600,590)	$ 28,953,949
Class C
Shares sold	458,851	805,407	$ 10,523,070	$ 21,837,996
Reinvestment of distributions	64,641	1,271	1,522,771	32,822
Shares redeemed	(455,506)	(246,319)	(10,199,915)	(6,566,879)
Net increase (decrease)	67,986	560,359	$ 1,845,926	$ 15,303,939
Institutional Class
Shares sold	112,915	177,265	$ 2,604,033	$ 4,919,625
Reinvestment of distributions	15,096	825	362,437	21,957
Shares redeemed	(148,663)	(60,569)	(3,394,903)	(1,633,103)
Net increase (decrease)	(20,652)	117,521	$ (428,433)	$ 3,308,479

Natural Resources

Advisor Technology Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - Inst CL	-43.30%	-21.30%	26.67%
S&P 500	-23.63%	2.23%	51.66%
GS Technology	-44.25%	-23.97%	27.50%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - Inst CL	-43.30%	-4.68%	4.08%
S&P 500	-23.63%	0.44%	7.30%
GS Technology	-44.25%	-5.33%	4.20%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $12,667 - a 26.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $12,750 - a 27.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Technology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Sonu Kalra, Portfolio Manager of Fidelity Advisor Technology Fund

Q. How did the fund perform, Sonu?

A. For the one-year period ending July 31, 2002, the fund's Institutional Class shares fell 43.30%, trailing the -23.63% return of the broadly based Standard & Poor's 500 Index by a considerable margin, but slightly outperforming the -44.25% mark of the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector.

Q. What affected fund results relative to its benchmarks?

A. Technology was by far one of the weakest areas of the market. Coming into 2002, technology valuations were high after the previous year-end rally. Once it became clear that the information technology (IT) spending recovery would be delayed significantly, tech stocks sold off sharply, resulting in our underperformance compared with the S&P 500. Versus the Goldman Sachs index, while the fund was hurt by its exposure to the weak telecommunications equipment group, it benefited from emphasizing stronger-performing semiconductor and software stocks, as well as avoiding many of the period's worst blowups.

Q. Why did you overweight semiconductors and software?

A. Semiconductor stocks had been hit hard following the September 11 terrorist attacks. Since the personal computer market accounts for approximately 40% of the demand for semiconductors and I was looking for improving PC sales, it made sense to favor semiconductor stocks. In software, Microsoft accounted for much of the fund's overweighting, as this stock also tends to benefit from strong personal computer sales. Although a top detractor in absolute terms, Microsoft gave us a boost relative to the Goldman Sachs index as the stock declined less than the index due to more stable earnings.

Q. You began managing the fund in February. Can you review your investment approach?

A. Given my emphasis on careful stock selection through in-depth, bottom-up research, I think it's fair to say that my approach is typical of Fidelity portfolio managers. I'm particularly fanatical about verifying information first-hand by talking to customers, suppliers and salespeople. I also have made extensive use of Fidelity's network of more than 40 technology analysts worldwide. Since the technology "food chain" starts in Asia - that is, Asia is a significant source for many technology hardware components - I value the ability to confirm the information we gather here in the U.S. through our research sources in Asia.

Q. What other stocks had a notable influence on relative performance?

A. Chip stocks topped the fund's list of contributors, including mid-caps NVIDIA, Marvell Technology and Silicon Laboratories, helped by a cyclical upturn in demand early in the period. ChoicePoint - a provider of risk management and fraud prevention services primarily for insurance companies - gained as investors identified it as a likely beneficiary of the increased emphasis on information security. Underweighting AOL Time Warner also helped - despite hurting the fund on an absolute basis - as the stock suffered from a weak online advertising environment and the market's negative sentiment toward cable companies in the wake of the Adelphia Communications bankruptcy. On the down side, a weak IT environment and delays in the company's restructuring program plagued Motorola, while Intel eventually succumbed to softening demand for its chips. Computer Associates and IBM both fell on weak earnings and questions about their accounting procedures at a time when investor sensitivity to that issue was at an extreme. Finally, optical networking play CIENA wilted amid a prolonged slump in telecom equipment spending. Several stocks I've mentioned were no longer held at period end.

Q. What's your outlook, Sonu?

A. Looking at the longer-term picture, tech stocks have been declining for more than two years and several have fallen back to 1997 levels. While I don't foresee a quick return to the glory days of the late 1990s, it appears that many chief information officers have underspent their budgets for the first half of 2002. That could set us up for an improving second half of the year. IT spending is tied to product cycles, and right now there doesn't appear to be a blockbuster application on the horizon that would generate the excitement - and the massive IT spending - that we saw in response to the Y2K changeover and the buildout of the Internet. Nevertheless, I believe technology will remain a driving force behind the economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $875 million

Manager: Sonu Kalra, since February 2002; joined Fidelity in 1998

Annual Report

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Microsoft Corp.	13.5
Cisco Systems, Inc.	6.9
Intel Corp.	6.8
Dell Computer Corp.	6.1
International Business Machines Corp.	4.8
Texas Instruments, Inc.	3.6
Motorola, Inc.	2.8
First Data Corp.	2.7
Oracle Corp.	2.3
AOL Time Warner, Inc.	2.2
51.7
Top Industries as of July 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	26.8%
Software	21.9%
Computers & Peripherals	15.2%
Communications Equipment	13.6%
Commercial Services & Supplies	3.6%
All Others *	18.9%
* Includes short-term investments and net other assets.

Annual Report

Advisor Technology Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Ceridian Corp. (a)	313,600	$ 5,428,416
ChoicePoint, Inc. (a)	47,966	2,009,296
First Data Corp.	674,000	23,556,300
Paychex, Inc.	30,200	794,562
TOTAL COMMERCIAL SERVICES & SUPPLIES		31,788,574
COMMUNICATIONS EQUIPMENT - 13.6%
Brocade Communications System, Inc. (a)	114,200	2,141,250
Cisco Systems, Inc. (a)	4,594,800	60,605,412
Finisar Corp. (a)	2,207,100	3,685,857
McDATA Corp. Class A (a)	300,600	3,222,432
Motorola, Inc.	2,100,000	24,360,000
Netscreen Technologies, Inc.	260,500	2,870,971
OZ Optics Ltd. unit (c)	68,000	1,003,000
Polycom, Inc. (a)	612,800	7,016,560
QUALCOMM, Inc. (a)	507,200	13,937,856
Tellium, Inc.	184,600	99,684
TOTAL COMMUNICATIONS EQUIPMENT		118,943,022
COMPUTERS & PERIPHERALS - 15.2%
Apple Computer, Inc. (a)	271,900	4,149,194
Dell Computer Corp. (a)	2,147,800	53,544,654
EMC Corp. (a)	998,900	7,491,750
Hewlett-Packard Co.	591,877	8,375,060
International Business Machines Corp.	602,000	42,380,800
Network Appliance, Inc. (a)	90,000	761,400
Quanta Computer, Inc.	2,417,300	6,050,453
StorageNetworks, Inc. (a)	1,647,600	2,520,828
Sun Microsystems, Inc. (a)	1,161,900	4,554,648
Western Digital Corp. (a)	632,100	2,806,524
TOTAL COMPUTERS & PERIPHERALS		132,635,311
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Qwest Communications International, Inc. (a)	824,100	1,054,848
TeraBeam Networks (c)	10,800	2,700
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,057,548
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Agilent Technologies, Inc. (a)	100,000	1,888,000
Arrow Electronics, Inc. (a)	145,500	2,483,685
AU Optronics Corp. sponsored ADR	139,700	1,131,570
Avnet, Inc.	86,496	1,444,483
Celestica, Inc. (sub. vtg.) (a)	266,100	5,599,096
Flextronics International Ltd. (a)	471,300	3,732,696
Ingram Micro, Inc. Class A (a)	95,300	1,048,300
Sanmina-SCI Corp. (a)	887,700	3,612,939

	Shares	Value (Note 1)
Tech Data Corp. (a)	94,400	$ 3,167,120
Vishay Intertechnology, Inc. (a)	143,000	2,438,150
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		26,546,039
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Per-Se Technologies, Inc. warrants 7/8/03 (a)	91	2
HOUSEHOLD DURABLES - 0.6%
Koninklijke Philips Electronics NV sponsored ADR	223,200	5,030,928
INTERNET SOFTWARE & SERVICES - 3.1%
McAfee.com Corp. (a)	40,700	532,763
Overture Services, Inc. (a)	360,100	8,228,285
Yahoo!, Inc. (a)	1,387,000	18,266,790
TOTAL INTERNET SOFTWARE & SERVICES		27,027,838
MEDIA - 3.6%
AOL Time Warner, Inc. (a)	1,711,400	19,681,100
Clear Channel Communications, Inc. (a)	218,800	5,699,740
Viacom, Inc. Class B (non-vtg.) (a)	157,900	6,147,047
TOTAL MEDIA		31,527,887
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 26.8%
Advanced Micro Devices, Inc. (a)	813,300	6,530,799
Agere Systems, Inc.:
Class A (a)	3,935,000	7,476,500
Class B (a)	284,700	555,165
Analog Devices, Inc. (a)	260,400	6,275,640
Applied Materials, Inc. (a)	823,500	12,245,445
ASML Holding NV (NY Shares) (a)	330,000	3,910,500
Atmel Corp. (a)	326,500	1,028,475
Broadcom Corp. Class A (a)	780,200	14,636,552
Conexant Systems, Inc.	630,300	1,279,509
Cypress Semiconductor Corp. (a)	100,100	1,149,148
Fairchild Semiconductor International, Inc. Class A (a)	130,100	2,319,683
Helix Technology, Inc.	59,900	761,329
Infineon Technologies AG sponsored ADR (a)	288,700	4,183,263
Integrated Circuit Systems, Inc. (a)	113,400	1,992,438
Integrated Device Technology, Inc. (a)	175,000	2,240,000
Integrated Silicon Solution, Inc. (a)	417,500	2,325,475
Intel Corp.	3,193,600	60,007,744
Intersil Corp. Class A (a)	136,800	2,980,872
KLA-Tencor Corp. (a)	203,500	8,015,865
LAM Research Corp. (a)	259,700	3,194,310
Lattice Semiconductor Corp. (a)	74,400	483,674
Linear Technology Corp.	160,000	4,332,800
Marvell Technology Group Ltd. (a)	186,700	3,547,300
Maxim Integrated Products, Inc. (a)	46,500	1,635,870
Micron Technology, Inc. (a)	925,600	18,039,944
National Semiconductor Corp. (a)	355,700	6,441,727
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Novellus Systems, Inc. (a)	120,300	$ 3,246,897
PMC-Sierra, Inc. (a)	304,900	2,911,795
Semtech Corp. (a)	226,400	4,451,024
Silicon Laboratories, Inc. (a)	160,500	4,415,355
STMicroelectronics NV (NY Shares)	269,000	5,727,010
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	39,900	363,888
Teradyne, Inc. (a)	297,500	4,462,500
Texas Instruments, Inc.	1,377,900	31,898,385
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		235,066,881
SOFTWARE - 21.8%
Activision, Inc. (a)	69,100	1,984,552
Adobe Systems, Inc.	178,030	4,265,599
BEA Systems, Inc. (a)	500,000	2,775,000
Legato Systems, Inc. (a)	1,683,400	4,545,180
Microsoft Corp. (a)	2,471,500	118,582,570
Network Associates, Inc. (a)	108,900	1,323,135
Oracle Corp. (a)	2,024,900	20,267,224
Quest Software, Inc. (a)	1,821,000	17,627,280
Red Hat, Inc. (a)	561,000	2,586,210
Siebel Systems, Inc. (a)	416,200	3,912,280
Symantec Corp. (a)	40,100	1,344,954
VERITAS Software Corp. (a)	699,500	11,772,585
TOTAL SOFTWARE		190,986,569
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Vodafone Group PLC sponsored ADR	249,800	3,789,466
TOTAL COMMON STOCKS (Cost $1,120,994,547)		804,400,065
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies Series E (c)	17,200	17,200
Procket Networks, Inc. Series C (c)	276,000	138,000
TOTAL COMMUNICATIONS EQUIPMENT		155,200
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (c)	16,300	40,750
SOFTWARE - 0.1%
Monterey Design Systems Series E (c)	342,000	229,140
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,529,304)		425,090
Money Market Funds - 11.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.84% (b)	53,227,325	$ 53,227,325
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	49,286,807	49,286,807
TOTAL MONEY MARKET FUNDS (Cost $102,514,132)		102,514,132
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $1,230,037,983)		907,339,287
NET OTHER ASSETS - (3.6)%		(31,527,735)
NET ASSETS - 100%		$ 875,811,552
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
TeraBeam Networks	4/7/00	$ 40,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,104,650,818 and $2,287,043,204, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $327,266 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,430,790 or 0.2% of net assets.

Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $393,493,000 of losses recognized during the period November 1, 2001 to July 31, 2002.
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,371,778,000 of which $10,080,000 and $1,361,698,000 will expire on July 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $45,484,892) (cost $1,230,037,983) - See accompanying schedule		$ 907,339,287
Foreign currency held at value (cost $16,036)		16,459
Receivable for investments sold		32,105,102
Receivable for fund shares sold		566,959
Dividends receivable		199,816
Interest receivable		107,956
Redemption fees receivable		16
Other receivables		18,197
Total assets		940,353,792
Liabilities
Payable to custodian bank	$ 24,392
Payable for investments purchased	11,729,090
Payable for fund shares redeemed	2,476,501
Accrued management fee	370,872
Distribution fees payable	566,225
Other payables and accrued expenses	88,353
Collateral on securities loaned, at value	49,286,807
Total liabilities		64,542,240
Net Assets		$ 875,811,552
Net Assets consist of:
Paid in capital		$ 2,970,766,644
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,772,254,012)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(322,701,080)
Net Assets		$ 875,811,552
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($101,649,315 ÷ 10,138,767 shares)		$ 10.03
Maximum offering price per share (100/94.25 of $10.03)		$ 10.64
Class T: Net Asset Value and redemption price per share ($302,657,125 ÷ 30,538,259 shares)		$ 9.91
Maximum offering price per share (100/96.50 of $9.91)		$ 10.27
Class B: Net Asset Value and offering price per share ($337,975,623 ÷ 35,058,651 shares) A		$ 9.64
Class C: Net Asset Value and offering price per share ($123,034,089 ÷ 12,719,526 shares) A		$ 9.67
Institutional Class: Net Asset Value, offering price and redemption price per share ($10,495,400 ÷ 1,033,706 shares)		$ 10.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 1,896,784
Interest		2,923,875
Security lending		384,020
Total income		5,204,679
Expenses
Management fee	$ 8,231,512
Transfer agent fees	7,553,317
Distribution fees	10,415,511
Accounting and security lending fees	342,980
Non-interested trustees' compensation	5,050
Custodian fees and expenses	43,841
Registration fees	89,978
Audit	38,371
Legal	14,511
Miscellaneous	1,169,459
Total expenses before reductions	27,904,530
Expense reductions	(1,277,273)	26,627,257
Net investment income (loss)		(21,422,578)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(816,848,051)
Foreign currency transactions	2
Total net realized gain (loss)		(816,848,049)
Change in net unrealized appreciation (depreciation) on: Investment securities	70,264,617
Assets and liabilities in foreign currencies	(2,384)
Total change in net unrealized appreciation (depreciation)		70,262,233
Net gain (loss)		(746,585,816)
Net increase (decrease) in net assets resulting from operations		$ (768,008,394)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (21,422,578)	$ (29,875,972)
Net realized gain (loss)	(816,848,049)	(933,234,088)
Change in net unrealized appreciation (depreciation)	70,262,233	(894,736,410)
Net increase (decrease) in net assets resulting from operations	(768,008,394)	(1,857,846,470)
Distributions to shareholders from net realized gain	-	(158,820,424)
Share transactions - net increase (decrease)	(235,963,968)	311,727,022
Redemption fees	174,908	474,599
Total increase (decrease) in net assets	(1,003,797,454)	(1,704,465,273)
Net Assets
Beginning of period	1,879,609,006	3,584,074,279
End of period	$ 875,811,552	$ 1,879,609,006

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96
Income from Investment Operations
Net investment income (loss) C	(.15)	(.17)	(.19)	(.09)	(.08)
Net realized and unrealized gain (loss)	(7.58)	(16.67)	13.04	10.15	.58
Total from investment operations	(7.73)	(16.84)	12.85	10.06	.50
Distributions from net realized gain	-	(1.63)	(1.58)	-	(1.14)
Distributions in excess of net realized gain	-	-	-	-	(.45)
Total distributions	-	(1.63)	(1.58)	-	(1.59)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 10.03	$ 17.76	$ 36.23	$ 24.95	$ 14.88
Total Return A, B	(43.52)%	(48.83)%	53.76%	67.67%	4.20%
Ratios to Average Net Assets D
Expenses before expense reductions	1.53%	1.23%	1.16%	1.25%	1.39%
Expenses net of voluntary waivers, if any	1.51%	1.23%	1.16%	1.25%	1.39%
Expenses net of all reductions	1.43%	1.21%	1.15%	1.24%	1.35%
Net investment income (loss)	(1.07)%	(.68)%	(.55)%	(.44)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,649	$ 211,429	$ 388,756	$ 94,621	$ 15,414
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91
Income from Investment Operations
Net investment income (loss) C	(.18)	(.22)	(.27)	(.14)	(.11)
Net realized and unrealized gain (loss)	(7.50)	(16.55)	12.96	10.09	.56
Total from investment operations	(7.68)	(16.77)	12.69	9.95	.45
Distributions from net realized gain	-	(1.59)	(1.51)	-	(1.12)
Distributions in excess of net realized gain	-	-	-	-	(.45)
Total distributions	-	(1.59)	(1.51)	-	(1.57)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 9.91	$ 17.59	$ 35.95	$ 24.76	$ 14.80
Total Return A, B	(43.66)%	(48.96)%	53.41%	67.30%	3.85%
Ratios to Average Net Assets D
Expenses before expense reductions	1.70%	1.43%	1.38%	1.47%	1.60%
Expenses net of voluntary waivers, if any	1.70%	1.43%	1.38%	1.47%	1.60%
Expenses net of all reductions	1.62%	1.41%	1.37%	1.46%	1.56%
Net investment income (loss)	(1.26)%	(.88)%	(.77)%	(.65)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 302,657	$ 645,015	$ 1,286,376	$ 349,533	$ 90,499
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88
Income from Investment Operations
Net investment income (loss) C	(.25)	(.35)	(.45)	(.26)	(.20)
Net realized and unrealized gain (loss)	(7.32)	(16.27)	12.78	10.01	.57
Total from investment operations	(7.57)	(16.62)	12.33	9.75	.37
Distributions from net realized gain	-	(1.50)	(1.45)	-	(1.13)
Distributions in excess of net realized gain	-	-	-	-	(.45)
Total distributions	-	(1.50)	(1.45)	-	(1.58)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 9.64	$ 17.21	$ 35.33	$ 24.44	$ 14.68
Total Return A, B	(43.99)%	(49.28)%	52.57%	66.49%	3.27%
Ratios to Average Net Assets D
Expenses before expense reductions	2.28%	1.98%	1.91%	2.01%	2.21%
Expenses net of voluntary waivers, if any	2.25%	1.98%	1.91%	2.01%	2.21%
Expenses net of all reductions	2.18%	1.96%	1.91%	2.00%	2.18%
Net investment income (loss)	(1.81)%	(1.43)%	(1.30)%	(1.19)%	(1.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 337,976	$ 729,518	$ 1,372,523	$ 298,768	$ 31,041
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.25	$ 35.39	$ 24.49	$ 14.70	$ 14.28
Income from Investment Operations
Net investment income (loss) E	(.24)	(.33)	(.44)	(.25)	(.17)
Net realized and unrealized gain (loss)	(7.34)	(16.30)	12.80	10.03	1.27
Total from investment operations	(7.58)	(16.63)	12.36	9.78	1.10
Distributions from net realized gain	-	(1.51)	(1.47)	-	(.49)
Distributions in excess of net realized gain	-	-	-	-	(.20)
Total distributions	-	(1.51)	(1.47)	-	(.69)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 9.67	$ 17.25	$ 35.39	$ 24.49	$ 14.70
Total Return B, C, D	(43.94)%	(49.24)%	52.60%	66.60%	8.96%
Ratios to Average Net Assets G
Expenses before expense reductions	2.18%	1.94%	1.89%	1.97%	2.43% A
Expenses net of voluntary waivers, if any	2.18%	1.94%	1.89%	1.97%	2.43% A
Expenses net of all reductions	2.11%	1.91%	1.89%	1.96%	2.41% A
Net investment income (loss)	(1.74)%	(1.38)%	(1.28)%	(1.16)%	(1.64)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,034	$ 269,563	$ 472,462	$ 88,120	$ 6,754
Portfolio turnover rate	164%	181%	125%	170%	348%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98
Income from Investment Operations
Net investment income (loss) B	(.08)	(.08)	(.09)	(.04)	(.04)
Net realized and unrealized gain (loss)	(7.67)	(16.78)	13.08	10.19	.55
Total from investment operations	(7.75)	(16.86)	12.99	10.15	.51
Distributions from net realized gain	-	(1.67)	(1.62)	-	(1.15)
Distributions in excess of net realized gain	-	-	-	-	(.46)
Total distributions	-	(1.67)	(1.62)	-	(1.61)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 10.15	$ 17.90	$ 36.43	$ 25.05	$ 14.89
Total Return A	(43.30)%	(48.67)%	54.16%	68.23%	4.26%
Ratios to Average Net Assets C
Expenses before expense reductions	1.00%	.86%	.87%	.98%	1.10%
Expenses net of voluntary waivers, if any	1.00%	.86%	.87%	.98%	1.10%
Expenses net of all reductions	.92%	.84%	.87%	.97%	1.07%
Net investment income (loss)	(.56)%	(.31)%	(.26)%	(.17)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,495	$ 24,084	$ 63,957	$ 32,722	$ 7,060
Portfolio turnover rate	164%	181%	125%	170%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 26,146,835
Unrealized depreciation	(355,831,340)
Net unrealized appreciation (depreciation)	(329,684,505)
Capital loss carryforward	(1,371,777,886)
Total distributable earnings	$ (1,701,462,391)
Cost for federal income tax purposes	$ 1,237,023,792

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account - continued

trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.
3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 416,192	$ 291	$ 12,287
Class T	.26%	.25%	2,474,480	-	36,640
Class B	.75%	.25%	5,483,987	4,112,989	-
Class C	.75%	.25%	2,040,852	368,509	-
			$ 10,415,511	$ 4,481,789	$ 48,927

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 279,688	$ 90,369
Class T	481,107	110,020
Class B*	1,966,806	1,966,806
Class C*	57,237	57,237
	$ 2,784,838	$ 2,224,432

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 918,819.57
Class T	2,391,911.49
Class B	3,203,249.58
Class C	985,983.48
Institutional Class	53,355.30
	$ 7,553,317

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Technology

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,892,180 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 27,233
Class B	2.25%	179,431
		$ 206,664

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction

Fund level	$ 1,015,932	$ -	$ 5,750
Class A	-	12,287	-
Class T	-	36,640	-
Total	$ 1,015,932	$ 48,927	$ 5,750

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net realized gain
Class A	$ -	$ 17,828,325
Class T	-	57,794,074
Class B	-	59,508,457
Class C	-	20,797,037
Institutional Class	-	2,892,531
Total	$ -	$ 158,820,424

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	2,070,908	4,600,277	$ 30,098,014	$ 115,273,515
Reinvestment of distributions	-	446,230	-	16,598,748
Shares redeemed	(3,835,834)	(3,874,254)	(53,193,902)	(88,298,986)
Net increase (decrease)	(1,764,926)	1,172,253	$ (23,095,888)	$ 43,573,277
Class T
Shares sold	6,936,775	11,759,322	$ 100,078,808	$ 292,780,260
Reinvestment of distributions	-	1,485,869	-	54,887,910
Shares redeemed	(13,063,604)	(12,359,380)	(178,979,496)	(282,699,062)
Net increase (decrease)	(6,126,829)	885,811	$ (78,900,688)	$ 64,969,108
Class B
Shares sold	3,602,655	10,358,486	$ 51,323,068	$ 263,105,137
Reinvestment of distributions	-	1,444,788	-	52,503,218
Shares redeemed	(10,943,405)	(8,253,903)	(144,423,632)	(182,031,959)
Net increase (decrease)	(7,340,750)	3,549,371	$ (93,100,564)	$ 133,576,396
Class C
Shares sold	2,245,106	6,072,806	$ 31,854,224	$ 151,395,156
Reinvestment of distributions	-	477,884	-	17,394,266
Shares redeemed	(5,149,488)	(4,276,332)	(68,508,077)	(92,339,909)
Net increase (decrease)	(2,904,382)	2,274,358	$ (36,653,853)	$ 76,449,513
Institutional Class
Shares sold	268,703	679,674	$ 3,971,583	$ 18,133,333
Reinvestment of distributions	-	50,395	-	1,884,268
Shares redeemed	(580,718)	(1,139,787)	(8,184,558)	(26,858,873)
Net increase (decrease)	(312,015)	(409,718)	$ (4,212,975)	$ (6,841,272)

Technology

Advisor Telecommunications & Utilities Growth Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - Inst CL	-42.13%	-11.62%	17.26%
S&P 500	-23.63%	2.23%	51.66%
GS Utilities	-42.79%	-15.93%	1.75%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - Inst CL	-42.13%	-2.44%	2.73%
S&P 500	-23.63%	0.44%	7.30%
GS Utilities	-42.79%	-3.41%	0.29%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $11,726 - a 17.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,166 - a 51.66% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $10,175 - a 1.75% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Shep Perkins, Portfolio Manager of Fidelity Advisor Telecommunications & Utilities Growth Fund

Q. How did the fund perform, Shep?

A. The fund's returns were disappointing in absolute terms, although competitive relative to its industry benchmark. For the 12 months ending July 31, 2002, the fund's Institutional Class shares returned -42.13%. During the same period, the Goldman Sachs Utilities Index - an index of 112 stocks designed to measure the performance of companies in the utilities sector - fell 42.79%, while the Standard & Poor's 500 Index returned -23.63%.

Q. What factors affected the fund's performance?

A. Our performance relative to the Goldman Sachs index was aided by overweighting the incumbent telecommunication services providers, such as the regional Bell operating companies (RBOCs), which were attractive because of their established customer bases, strong cash flows and solid balance sheets. I also favored smaller regional integrated services providers, another positive influence on our performance. On the power utility side, emphasizing traditional electric utilities with minimal exposure to the deregulated power market was helpful. Unfortunately, we were badly hurt in the first half of the period by our exposure to independent power producers. Moreover, despite increasing the fund's exposure to electric utilities and cutting back on its telecommunications holdings, it still had a significant telecom exposure - a factor that detracted from the fund's performance versus the Goldman Sachs index. Compared with the S&P 500, the fund suffered from its lack of exposure to sectors that held up better during the recent market decline, such as consumer staples, financials and energy.

Q. How did wireless companies weather the recent storm?

A. Not well. Wireless stocks boasted healthy subscriber growth numbers. The problem was that those growth rates continued to decline from what they had been. Additionally, intense price competition among the six major wireless services providers cut into their profits, causing their share prices to plummet along with the rest of the telecom sector.

Q. Which stocks helped the fund's performance ?

A. Electric utilities dominated the list of holdings that contributed to our performance, including Southern Company, Equitable Resources, Ameren and Entergy. Regional telecom provider CenturyTel also had a positive impact on our returns. The fund's top contributor, Southern Company, performed well in part due to strong second-quarter earnings attributed to seasonably warm weather in the Southeast that triggered increased usage of electricity. Additionally, the company cited low interest rates, continued customer growth, solid performance by its deregulated power generation business and favorable regulatory rate proceedings in Georgia, Alabama, Florida and Mississippi as positive influences.

Q. How about disappointments?

A. Unfortunately, this list was a lot longer. AES, an independent power producer, plunged in the fall of 2001 when the company issued an earnings warning. The stock sustained further damage in the wake of the Enron scandal and the financial difficulties of Brazil, where AES had significant exposure. I sold the stock when I took over the fund. Another detractor was long-distance provider AT&T, whose share price declined as long-distance usage continued to wane and the Comcast stock to which it is tied fell too. RBOCs Verizon and BellSouth - the fund's two largest positions at the end of the period - did poorly due to scaled-back revenues and earnings outlooks for the second half of 2002. The same problems befell SBC Communications, which is no longer held by the fund.

Q. What's your outlook, Shep?

A. A lot will depend on how long it takes for the economy to pull out of the current slowdown. The number of telephone lines in use has actually been shrinking, but I would expect that trend to reverse in an economic recovery. As has been the case in the past few years, I expect growth to be spearheaded by data traffic, and I will be looking for the companies positioned to benefit most from demand for high-speed data services. In the wireless market, industry consolidation is needed so that the remaining players can be more profitable. Looking at the power market, overcapacity must be worked through in many markets, and the Enron mess has brought up a number of accounting issues that independent power producers will have to face. Ultimately, though, I believe that the needed adjustments will be made and eventually there will again be some attractive opportunities in the deregulated power markets .

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2002, more than $217 million

Manager: Shep Perkins, since February 2002; joined Fidelity in 1997

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of July 31, 2002
% of fund's net assets
Verizon Communications, Inc.	8.7
BellSouth Corp.	8.5
FirstEnergy Corp.	5.6
Dominion Resources, Inc.	4.9
TXU Corp.	4.8
Equitable Resources, Inc.	4.7
Southern Co.	4.5
ALLTEL Corp.	3.7
FPL Group, Inc.	3.6
EchoStar Communications Corp. Class A	3.5
52.5
Top Industries as of July 31, 2002
% of fund's net assets
Electric Utilities	35.9%
Diversified Telecommunication Services	30.2%
Media	6.8%
Gas Utilities	5.2%
Oil & Gas	4.7%
All Others*	17.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 1.9%
Comverse Technology, Inc. (a)	516,200	$ 4,108,952
DIVERSIFIED TELECOMMUNICATION SERVICES - 30.2%
ALLTEL Corp.	199,900	8,099,948
AT&T Corp.	210,664	2,144,560
BellSouth Corp.	689,400	18,510,390
CenturyTel, Inc.	87,200	2,319,520
Citizens Communications Co.	650,800	3,566,384
IDT Corp. (a)	114,300	2,068,830
IDT Corp. Class B (a)	239,700	3,909,507
KT Corp. sponsored ADR	96,400	1,968,488
Qwest Communications International, Inc. (a)	575,295	736,378
Telefonos de Mexico SA de CV sponsored ADR	117,600	3,398,640
Verizon Communications, Inc.	574,600	18,961,799
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		65,684,444
ELECTRIC UTILITIES - 35.4%
Ameren Corp.	104,300	4,557,910
Cinergy Corp.	86,200	2,922,180
Constellation Energy Group, Inc.	44,100	1,229,067
Dominion Resources, Inc.	178,300	10,598,152
DPL, Inc.	117,000	2,176,200
DQE, Inc.	81,000	1,101,600
DTE Energy Co.	104,700	4,288,512
Edison International (a)	117,700	1,541,870
Entergy Corp.	71,900	2,914,107
FirstEnergy Corp.	399,600	12,287,700
FPL Group, Inc.	139,300	7,891,345
Northeast Utilities	320,600	5,337,990
Southern Co.	343,000	9,871,540
TXU Corp.	241,900	10,433,147
TOTAL ELECTRIC UTILITIES		77,151,320
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Itron, Inc. (a)	26,300	415,277
GAS UTILITIES - 5.2%
KeySpan Corp.	87,200	3,043,280
Kinder Morgan, Inc.	53,400	2,221,974
Sempra Energy	286,800	6,080,160
TOTAL GAS UTILITIES		11,345,414
MEDIA - 5.1%
EchoStar Communications Corp. Class A (a)	463,800	7,564,578
General Motors Corp. Class H (a)	355,700	3,521,430
TOTAL MEDIA		11,086,008

	Shares	Value (Note 1)
MULTI-UTILITIES & UNREGULATED POWER - 1.7%
Energy East Corp.	60,100	$ 1,251,883
MDU Resources Group, Inc.	45,600	1,028,736
SCANA Corp.	48,800	1,446,920
TOTAL MULTI-UTILITIES & UNREGULATED POWER		3,727,539
OIL & GAS - 4.7%
Equitable Resources, Inc.	301,100	10,294,609
WIRELESS TELECOMMUNICATION SERVICES - 3.9%
AT&T Wireless Services, Inc. (a)	533,400	2,501,646
Crown Castle International Corp. (a)	98,000	225,400
Nextel Communications, Inc. Class A (a)	216,200	1,238,826
PanAmSat Corp. (a)	54,700	1,241,690
Sprint Corp. - PCS Group Series 1 (a)	691,200	2,833,920
Triton PCS Holdings, Inc. Class A (a)	184,400	387,240
TOTAL WIRELESS TELECOMMUNICATION SERVICES		8,428,722
TOTAL COMMON STOCKS (Cost $240,181,381)		192,242,285
Convertible Preferred Stocks - 0.5%

ELECTRIC UTILITIES - 0.5%
Ameren Corp. $2.438 ACES	7,000	193,200
Cinergy Corp. $4.75 PRIDES	16,700	927,518
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,010,000)		1,120,718
Convertible Bonds - 1.7%
Ratings (unaudited) (b)		Principal Amount
MEDIA - 1.7%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $5,330,000)	Caa1	$ 5,330,000	3,624,400
TOTAL INVESTMENT PORTFOLIO - 90.5% (Cost $246,521,381)	196,987,403
NET OTHER ASSETS - 9.5%	20,647,400
NET ASSETS - 100%	$ 217,634,803
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,624,400 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $425,684,582 and $521,701,394, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $63,096 for the period.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $219,238,000 of which $78,495,000 and $140,743,000 will expire on July 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $133,927,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (cost $246,521,381) - See accompanying schedule		$ 196,987,403
Receivable for investments sold		23,694,128
Receivable for fund shares sold		103,811
Dividends receivable		587,296
Interest receivable		71,711
Other receivables		1,259
Total assets		221,445,608
Liabilities
Payable to custodian bank	$ 2,372,844
Payable for investments purchased	347,549
Payable for fund shares redeemed	803,459
Accrued management fee	109,808
Distribution fees payable	145,917
Other payables and accrued expenses	31,228
Total liabilities		3,810,805
Net Assets		$ 217,634,803
Net Assets consist of:
Paid in capital		$ 620,461,062
Undistributed net investment income		1,109,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(354,401,890)
Net unrealized appreciation (depreciation) on investments		(49,533,978)
Net Assets		$ 217,634,803
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,377,109 ÷ 2,559,778 shares)		$ 8.74
Maximum offering price per share (100/94.25 of $8.74)		$ 9.27
Class T: Net Asset Value and redemption price per share ($59,306,145 ÷ 6,831,572 shares)		$ 8.68
Maximum offering price per share (100/96.50 of $8.68)		$ 8.99
Class B: Net Asset Value and offering price per share ($91,516,770 ÷ 10,783,668 shares)A		$ 8.49
Class C: Net Asset Value and offering price per share ($41,496,267 ÷ 4,884,605 shares)A		$ 8.50
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,938,512 ÷ 331,616 shares)		$ 8.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 7,268,792
Interest		834,261
Security lending		41,736
Total income		8,144,789
Expenses
Management fee	$ 2,200,635
Transfer agent fees	1,748,495
Distribution fees	2,929,845
Accounting and security lending fees	144,526
Non-interested trustees' compensation	1,368
Custodian fees and expenses	13,367
Registration fees	56,456
Audit	30,877
Legal	3,923
Miscellaneous	243,864
Total expenses before reductions	7,373,356
Expense reductions	(334,122)	7,039,234
Net investment income (loss)		1,105,555
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(156,273,438)
Foreign currency transactions	4,055
Total net realized gain (loss)		(156,269,383)
Change in net unrealized appreciation (depreciation) on investment securities		(44,166,113)
Net gain (loss)		(200,435,496)
Net increase (decrease) in net assets resulting from operations		$ (199,329,941)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,105,555	$ (1,045,779)
Net realized gain (loss)	(156,269,383)	(193,181,326)
Change in net unrealized appreciation (depreciation)	(44,166,113)	3,157,042
Net increase (decrease) in net assets resulting from operations	(199,329,941)	(191,070,063)
Distributions to shareholders from net investment income	-	(7,638,113)
Distributions to shareholders from net realized gain	-	(8,564,478)
Total distributions	-	(16,202,591)
Share transactions - net increase (decrease)	(114,272,064)	82,088,450
Redemption fees	12,533	99,970
Total increase (decrease) in net assets	(313,589,472)	(125,084,234)
Net Assets
Beginning of period	531,224,275	656,308,509
End of period (including undistributed net investment income of $1,109,609 and $0, respectively)	$ 217,634,803	$ 531,224,275

Financial Highlights - Class A

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07
Income from Investment Operations
Net investment income (loss) C	.10	.05	.53 D	.05	(.02)
Net realized and unrealized gain (loss)	(6.54)	(5.41)	1.29	5.45	4.19
Total from investment operations	(6.44)	(5.36)	1.82	5.50	4.17
Distributions from net investment income	-	(.28)	(.05)	-	(.04)
Distributions from net realized gain	-	(.26)	(1.01)	(1.20)	(1.21)
Total distributions	-	(.54)	(1.06)	(1.20)	(1.25)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 8.74	$ 15.18	$ 21.08	$ 20.31	$ 16.00
Total Return A,B	(42.42)%	(26.09)%	9.59%	38.83%	33.99%
Ratios to Average Net Assets E
Expenses before expense reductions	1.45%	1.25%	1.20%	1.34%	2.18%
Expenses net of voluntary waivers, if any	1.45%	1.25%	1.20%	1.34%	1.75%
Expenses net of all reductions	1.36%	1.20%	1.17%	1.32%	1.72%
Net investment income (loss)	.79%	.32%	2.39%	.30%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,377	$ 54,265	$ 61,610	$ 14,400	$ 3,186
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.52 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunciations & Utilities Growth

Financial Highlights - Class T

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03
Income from Investment Operations
Net investment income (loss) C	.07	.01	.47 D	.01	(.04)
Net realized and unrealized gain (loss)	(6.50)	(5.40)	1.31	5.43	4.17
Total from investment operations	(6.43)	(5.39)	1.78	5.44	4.13
Distributions from net investment income	-	(.25)	(.01)	-	(.03)
Distributions from net realized gain	-	(.26)	(1.00)	(1.17)	(1.19)
Total distributions	-	(.51)	(1.01)	(1.17)	(1.22)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 8.68	$ 15.11	$ 21.01	$ 20.23	$ 15.95
Total Return A,B	(42.55)%	(26.29)%	9.41%	38.45%	33.72%
Ratios to Average Net Assets E
Expenses before expense reductions	1.71%	1.49%	1.44%	1.58%	1.94%
Expenses net of voluntary waivers, if any	1.71%	1.49%	1.44%	1.58%	1.94%
Expenses net of all reductions	1.62%	1.44%	1.41%	1.55%	1.90%
Net investment income (loss)	.53%	.08%	2.16%	.07%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,306	$ 149,618	$ 225,415	$ 65,085	$ 19,918
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.52 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01
Income from Investment Operations
Net investment income (loss) C	.01	(.07)	.35 D	(.08)	(.13)
Net realized and unrealized gain (loss)	(6.37)	(5.33)	1.29	5.39	4.16
Total from investment operations	(6.36)	(5.40)	1.64	5.31	4.03
Distributions from net investment income	-	(.21)	-	-	(.03)
Distributions from net realized gain	-	(.26)	(.95)	(1.13)	(1.19)
Total distributions	-	(.47)	(.95)	(1.13)	(1.22)
Redemption fees added to paid in capital C	-	-	.01	.01	.01
Net asset value, end of period	$ 8.49	$ 14.85	$ 20.72	$ 20.02	$ 15.83
Total Return A,B	(42.83)%	(26.66)%	8.77%	37.76%	32.97%
Ratios to Average Net Assets E
Expenses before expense reductions	2.20%	2.01%	1.96%	2.08%	2.63%
Expenses net of voluntary waivers, if any	2.20%	2.01%	1.96%	2.08%	2.50%
Expenses net of all reductions	2.11%	1.96%	1.93%	2.05%	2.47%
Net investment income (loss)	.04%	(.44)%	1.63%	(.43)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,517	$ 213,767	$ 242,888	$ 65,645	$ 12,919
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.52 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.85	$ 20.71	$ 20.01	$ 15.85	$ 13.90
Income from Investment Operations
Net investment income (loss) E	.02	(.06)	.36 F	(.08)	(.10)
Net realized and unrealized gain (loss)	(6.37)	(5.33)	1.29	5.38	3.16
Total from investment operations	(6.35)	(5.39)	1.65	5.30	3.06
Distributions from net investment income	-	(.21)	-	-	(.02)
Distributions from net realized gain	-	(.26)	(.96)	(1.15)	(1.10)
Total distributions	-	(.47)	(.96)	(1.15)	(1.12)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 8.50	$ 14.85	$ 20.71	$ 20.01	$ 15.85
Total Return B,C,D	(42.76)%	(26.62)%	8.84%	37.72%	23.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.11%	1.96%	1.93%	2.07%	3.16% A
Expenses net of voluntary waivers, if any	2.11%	1.96%	1.93%	2.07%	2.50% A
Expenses net of all reductions	2.02%	1.91%	1.90%	2.04%	2.48% A
Net investment income (loss)	.13%	(.39)%	1.66%	(.43)%	(.91)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,496	$ 104,628	$ 107,332	$ 23,524	$ 3,489
Portfolio turnover rate	116%	220%	172%	149%	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09
Income from Investment Operations
Net investment income (loss) B	.16	.12	.60 C	.11	.04
Net realized and unrealized gain (loss)	(6.61)	(5.44)	1.29	5.46	4.17
Total from investment operations	(6.45)	(5.32)	1.89	5.57	4.21
Distributions from net investment income	-	(.30)	(.08)	-	(.07)
Distributions from net realized gain	-	(.26)	(1.01)	(1.22)	(1.22)
Total distributions	-	(.56)	(1.09)	(1.22)	(1.29)
Redemption fees added to paid in capital B	-	-	.01	.01	.01
Net asset value, end of period	$ 8.86	$ 15.31	$ 21.19	$ 20.38	$ 16.02
Total Return A	(42.13)%	(25.78)%	9.93%	39.31%	34.36%
Ratios to Average Net Assets D
Expenses before expense reductions	.96%	.85%	.88%	1.02%	1.46%
Expenses net of voluntary waivers, if any	.96%	.85%	.88%	1.02%	1.46%
Expenses net of all reductions	.87%	.80%	.85%	.99%	1.43%
Net investment income (loss)	1.28%	.72%	2.71%	.63%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,939	$ 8,945	$ 19,064	$ 6,963	$ 3,430
Portfolio turnover rate	116%	220%	172%	149%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.52 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 5,320,827
Unrealized depreciation	(56,091,051)
Net unrealized appreciation (depreciation)	(50,770,224)
Undistributed ordinary income	1,109,609
Capital loss carryforward	(219,238,359)
Total distributable earnings	$ (268,898,974)
Cost for federal income tax purposes	$ 247,757,627

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 103,719	$ 99	$ 5,004
Class T	.26%	.25%	533,346	1,316	10,130
Class B	.75%	.25%	1,549,851	1,162,768	-
Class C	.75%	.25%	742,929	168,154	-
			$ 2,929,845	$ 1,332,337	$ 15,134

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 57,439	$ 21,177
Class T	85,245	22,417
Class B*	752,866	752,866
Class C*	25,097	25,097
	$ 920,647	$ 821,557

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 187,292.48
Class T	505,144.48
Class B	746,533.48
Class C	294,846.40
Institutional Class	14,680.25
	$ 1,748,495

Telecommunications & Utilities Growth

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $506,712 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T and to pay other fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Other expense reductions	Distribution expense reduction	Custody expense reduction
Fund level	$ 318,893	$ -	$ 95
Class A	-	5,004	-
Class T	-	10,130	-
	$ 318,893	$ 15,134	$ 95

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2002	2001
From net investment income
Class A	$ -	$ 862,734
Class T	-	2,751,634
Class B	-	2,616,316
Class C	-	1,192,081
Institutional Class	-	215,348
Total	$ -	$ 7,638,113
From net realized gain
Class A	$ -	$ 801,074
Class T	-	2,861,669
Class B	-	3,239,248
Class C	-	1,475,852
Institutional Class	-	186,635
Total	$ -	$ 8,564,478
	$ -	$ 16,202,591

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2002	2001	2002	2001
Class A
Shares sold	423,943	1,931,478	$ 5,364,348	$ 33,275,703
Reinvestment of distributions	-	73,413	-	1,502,746
Shares redeemed	(1,438,811)	(1,353,079)	(16,758,846)	(22,216,472)
Net increase (decrease)	(1,014,868)	651,812	$ (11,394,498)	$ 12,561,977
Class T
Shares sold	836,344	4,273,144	$ 10,272,609	$ 74,172,088
Reinvestment of distributions	-	256,066	-	5,228,877
Shares redeemed	(3,903,935)	(5,360,443)	(45,871,986)	(89,635,391)
Net increase (decrease)	(3,067,591)	(831,233)	$ (35,599,377)	$ (10,234,426)
Class B
Shares sold	989,939	5,799,459	$ 12,170,806	$ 99,758,338
Reinvestment of distributions	-	238,300	-	4,806,511
Shares redeemed	(4,604,725)	(3,360,872)	(52,267,314)	(53,399,012)
Net increase (decrease)	(3,614,786)	2,676,887	$ (40,096,508)	$ 51,165,837
Class C
Shares sold	695,153	3,665,125	$ 8,575,724	$ 63,045,214
Reinvestment of distributions	-	104,466	-	2,106,036
Shares redeemed	(2,855,788)	(1,906,444)	(32,747,868)	(30,489,563)
Net increase (decrease)	(2,160,635)	1,863,147	$ (24,172,144)	$ 34,661,687
Institutional Class
Shares sold	50,827	340,825	$ 664,720	$ 5,962,193
Reinvestment of distributions	-	7,861	-	161,693
Shares redeemed	(303,484)	(663,878)	(3,674,257)	(12,190,511)
Net increase (decrease)	(252,657)	(315,192)	$ (3,009,537)	$ (6,066,625)

Telecommunications & Utilities Growth

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund, (the Funds ) each a fund of Fidelity Advisor Series VII, including the portfolios of investments, as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund as of July 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1980

President of Advisor Biotechnology (2000), Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Biotechnology (2001), Advisor Consumer Industries (2001), Advisor Cyclical Industries (2001), Advisor Developing Communications (2001), Advisor Electronics (2001), Advisor Financial Services (2001), Advisor Health Care (2001), Advisor Natural Resources (2001), Advisor Technology (2001), and Advisor Telecommunications & Utilities Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor.
Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization, Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998 or 2000

Secretary of Advisor Biotechnology (2000), Advisor Consumer Industries (1998), Advisor Cyclical Industries (1998), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1998), Advisor Health Care (1998), Advisor Natural Resources (1998), Advisor Technology (1998), and Advisor Telecommunications & Utilities Growth (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1987, 1996, or 2000

Assistant Treasurer of Advisor Biotechnology (2000), Advisor Consumer Industries (1996), Advisor Cyclical Industries (1996), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1996), Advisor Health Care (1996), Advisor Natural Resources (1987), Advisor Technology (1996), and Advisor Telecommunications & Utilities Growth (1996). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

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Fidelity Investments Institutional Services Co., Inc.

P.O. Box 505422

Cincinnati, OH 45250-5422

(recycle_logo)Printed on Recycled Paper

AFOCI-ANN-0902
1.762412.101